UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: April 30

(MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay ESG Multi-Asset Allocation Fund, MainStay MacKay Strategic Municipal Allocation Fund and MainStay MacKay Short Term Municipal Fund)

Date of reporting period: April 30, 2022

FORM N-CSR

The information presented in this Form N-CSR relates solely to the MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay ESG Multi-Asset Allocation Fund, and MainStay MacKay Strategic Municipal Allocation Fund, each a series of the Registrant.

Item 1.    Reports to Stockholders.

MainStay CBRE Global Infrastructure Fund

 Message from the President and Annual Report
April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended April 30, 2022, started on a generally positive note. Despite a new wave of COVID-19 infections that disrupted life and commerce, financial markets were buoyed during the spring and summer of 2021 by economic recovery and the widespread availability of vaccines. Most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. As the period progressed, however, inflation began to creep up in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Bond prices slid as interest rates rose, and equity markets faltered. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
Despite the market decline that greeted the first four months of 2022, the S&P 500® Index, a widely regarded benchmark of market performance, remained in modestly positive territory for the 12-month reporting period. Some market sectors benefited from the prevailing conditions, with energy stocks soaring and value-oriented shares broadly gaining ground. In addition to energy, leading sectors included utilities and consumer staples. On the other hand, the information technology, financials and consumer discretionary sectors were subject to particularly sharp losses. Small- and mid-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as India and Indonesia, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated significant interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Year-Ended April 30, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	10/16/2013	-1.81%	6.93%	7.80%	1.35%
		Excluding sales charges		3.91	8.21	8.55	1.35
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges	2/24/2020	-1.35	N/A	0.96	1.76
		Excluding sales charges		3.85	N/A	3.61	1.76
Class C Shares[3]	Maximum 1% CDSC	With sales charges	2/28/2019	2.11	N/A	7.90	2.51
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.11	N/A	7.90	2.51
Class I Shares[3]	No Sales Charge		6/28/2013	4.19	8.50	9.46	1.10
Class R6 Shares	No Sales Charge		2/24/2020	4.23	N/A	4.03	1.02

1.	Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.
Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and
Class I shares, respectively, of the Voya CBRE Global Infrastructure Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to
February 21, 2020. The MainStay CBRE Global Infrastructure Fund commenced operations on February 24, 2020.

4.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Since Inception
FTSE Global Core Infrastructure 50/50 Index (Net)[1]	6.62%	7.37%	7.89%
Morningstar Infrastructure Category Average[2]	3.29	6.90	7.36

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.
The FTSE Global Core Infrastructure 50/50 Index (Net) is the Fund’s primary broad-based securities market index for comparison purposes. The FTSE Global Core
Infrastructure 50/50 Index (Net) gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.
Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

2.
The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping
& ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay CBRE Global Infrastructure Fund

Cost in Dollars of a $1,000 Investment in MainStay CBRE Global Infrastructure Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,004.10	$6.21	$1,018.60	$6.26	1.25%
Investor Class Shares	$1,000.00	$1,004.50	$5.81	$1,018.99	$5.86	1.17%
Class C Shares	$1,000.00	$999.60	$10.11	$1,014.68	$10.19	2.04%
Class I Shares	$1,000.00	$1,004.60	$4.82	$1,019.98	$4.86	0.97%
Class R6 Shares	$1,000.00	$1,005.60	$4.53	$1,020.28	$4.56	0.91%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2022 (Unaudited)

United States	59.0%
Australia	9.9
France	6.7
Spain	6.2
Canada	4.9
Italy	4.6
United Kingdom	2.8
Portugal	2.3
Japan	1.4%
China	1.2
New Zealand	0.9
Germany	0.8
Mexico	0.1
Other Assets, Less Liabilities	–0.8
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	American Electric Power Co., Inc.
2.	Transurban Group
3.	Union Pacific Corp.
4.	Cheniere Energy, Inc.
5.	Cellnex Telecom SA
6.	NextEra Energy, Inc.
7.	Crown Castle International Corp.
8.	WEC Energy Group, Inc.
9.	Atlas Arteria Ltd.
10.	Ameren Corp.

8	MainStay CBRE Global Infrastructure Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jeremy Anagnos, CFA, Joseph P. Smith, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Investment Management Listed Real Assets LLC.
How did MainStay CBRE Global Infrastructure Fund perform relative to its benchmark and peer group during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022, Class I shares of MainStay CBRE Global Infrastructure Fund returned 4.19%, underperforming the 6.62% return of the Fund’s primary benchmark, the FTSE Global Core Infrastructure 50/50 Index (Net) (the “Index”). Over the same period, Class I shares outperformed the 3.29% return of the Morningstar Infrastructure Category Average.1
Were there any changes to the Fund during the reporting period?
Effective December 31, 2021, T. Ritson Ferguson no longer serves as a portfolio manager for the Fund.
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index primarily due to negative stock selection, while sector allocation proved neutral. The negative impact of stock selection was focused in the utilities and transportation sectors in Continental Europe. Concerns surrounding supply-chain issues for materials, as well as higher development costs, put pressure on European integrated utility holdings with large renewable development pipelines. Transportation stocks in the region were split into two broad categories: those viewed as likely merger and acquisition (“M&A”) candidates, which performed well, and the rest of the group, which proved vulnerable to continuing pandemic-related uncertainty – despite recovering fundamentals. The Fund held only one of the positions considered an M&A target and was underweight exposure to that name. Positive stock selection in the North American midstream, utilities and transportation sectors helped offset some of the negative performance in Europe. In particular, the Fund held overweight exposure to midstream stocks benefiting from natural gas exports, a theme that gained momentum as the energy crisis in Europe accelerated due to Russia’s war in Ukraine. Utility positioning benefited from avoiding expensive water utilities and holding overweight exposure to electric utilities where growth outlooks were stable. The Fund also benefited from positive stock selection in emerging markets, selling its relatively small positions in Grupo Aeroportuario del
Sureste Mexican airport and Chinese gas utility China Resources Gas Group at opportune times.
During the reporting period, which sectors and subsectors were the strongest positive contributors to the Fund’s relative performance and which sectors and subsectors were particularly weak?
The strongest positive contributions to the Fund’s performance relative to the Index came from the North American midstream and utilities sectors. (Contributions take weightings and total returns into account.) The midstream sector had the strongest positive return across all infrastructure sectors during the reporting period; the Fund’s positioning within the sector drove returns even higher. Midstream stocks benefited from improved capital decision-making across the energy complex, as companies favored balance sheet repair over new investment with their increased cash flows. The utility sector outperformed as well. The Fund benefited from strong positioning as it favored reasonably valued electric utilities with growth outlooks underpinned by improving regulation, while it avoided expensive water utilities and other utilities with deteriorating regulatory profiles.
As noted above, the weakest contributors to the Fund’s relative performance were the transportation and utilities sectors in Continental Europe. The Fund held significantly overweight exposure to integrated utilities with global renewable development pipelines. These stocks underperformed sharply based on concerns regarding supply-chain issues and cost inflation. Transportation stocks in the region remained volatile as their outlook was negatively affected by the various COVID-19 waves that led to travel restrictions, limiting their recovery.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The holdings making the largest positive contributions to absolute performance during the reporting period included midstream company Cheniere Energy and diversified utility Exelon. Cheniere benefited from sharply rising global liquid natural gas prices that improved the outlook for the company’s assets. Exelon benefited from a positive regulatory outcome in Illinois that supported its non-carbon emitting nuclear power plants, as well as a spin-off of their nuclear business that unlocked the value of those assets.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

The two stocks that detracted most from the Fund’s absolute performance were Italy-based utility Enel and U.S.-based utility The AES Corporation. Enel stock price was hurt by rising power prices and related political risk that threatened to undermine integrated utilities in Europe, in addition to fears of rising inflation and supply-chain disruptions taking a toll on returns from the company’s renewable development pipeline. AES, a global renewable developer, was also negatively affected as a result of concerns about renewable returns being compressed by inflation and rising competition.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included new positions in WEC Energy Group and The Williams Companies. WEC, a Wisconsin based regulated utility operating in a supportive regulatory environment, has a highly regarded management team with a solid track record. We view it as a premium company trading in-line with the average utility. Oil & gas midstream player Williams stands to benefit from the positive outlook for natural gas demand globally, combined with an attractive relative valuation for the company.
The Fund’s largest sales during the reporting period included its entire positions in railroad company Kansas City Southern and in utility Alliant Energy. We sold the Fund’s holdings in Kansas City Southern following multiple rounds of bids from strategic buyers that left the company’s valuation less attractive and also raised concerns over the outlook for the business relative to market expectations in the wake of its acquisition. We sold the Fund’s position in Alliant Energy in light of the company’s emphasis on solar investment as part of its growth plan. Solar investment faces potential delays and tariffs from Asia, increasing Alliant’s risk profile.
How did the Fund’s subsector weightings change during the reporting period?
Relative to the FTSE Global Core Infrastructure 50/50 Index, the Fund increased its midstream sector exposure on an improved outlook and increased prices of Fund holdings. The Fund increased its U.S. utility exposure to benefit from attractive valuations of electric utilities with stable growth. The Fund also increased its transportation sector exposure in Europe and Asia, reflecting an improving outlook for air and toll road traffic, combined with attractive valuations. Conversely, the Fund reduced its exposure to European utilities due to rising political risk stemming from higher energy costs. Finally, the Fund reduced its UK water utility exposure as a result of less attractive valuations in the wake of strong performance.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund remains positioned to benefit from long-term growth in renewable development, which translates into a preference for integrated utilities over regulated utilities. The Fund is also poised to benefit from exposure to long-term data growth through a preference for communications infrastructure exposure. Within transports, we prefer toll roads and rails over airport stocks. The Fund continues to hold underweight exposure to emerging markets due to ongoing regulatory and policy challenges that can lead to excessive volatility and negative returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay CBRE Global Infrastructure Fund

Portfolio of Investments April 30, 2022†

	Shares	Value
Common Stocks 97.3%
Australia 9.9%
Atlas Arteria Ltd. (Transportation)	11,356,029	$ 55,078,256
Aurizon Holdings Ltd. (Transportation)	5,600,071	15,878,587
NEXTDC Ltd. (Communications) (a)	2,476,020	19,214,421
Transurban Group (Transportation)	7,336,423	73,336,275
		163,507,539
Canada 4.9%
Canadian National Railway Co. (Transportation)	321,309	37,787,229
Enbridge, Inc. (Midstream / Pipelines)	410,000	17,891,722
Pembina Pipeline Corp. (Midstream / Pipelines)	668,500	25,295,438
		80,974,389
China 1.2%
Guangdong Investment Ltd. (Utilities)	15,952,253	20,432,429
France 6.7%
Eiffage SA (Transportation)	376,437	36,927,144
Engie SA (Utilities)	2,110,816	24,795,365
Vinci SA (Transportation)	514,646	49,655,201
		111,377,710
Germany 0.8%
Fraport AG Frankfurt Airport Services Worldwide (Transportation) (a)	243,363	13,157,350
Italy 4.6%
Enel SpA (Utilities)	6,101,541	39,434,635
Infrastrutture Wireless Italiane SpA (Communications)	1,845,667	19,664,176
Terna - Rete Elettrica Nazionale (Utilities)	2,019,653	16,450,725
		75,549,536
Japan 1.4%
Central Japan Railway Co. (Transportation)	75,909	9,577,289
West Japan Railway Co. (Transportation)	359,300	13,377,164
		22,954,453
Mexico 0.1%
Promotora y Operadora de Infraestructura SAB de CV (Transportation)	223,088	1,626,274
	Shares	Value

New Zealand 0.9%
Infratil Ltd. (Diversified)	2,738,650	$ 14,762,371
Portugal 2.3%
EDP - Energias de Portugal SA (Utilities)	8,105,130	37,734,967
Spain 6.2%
Aena SME SA (Transportation) (a)	168,980	23,883,404
Cellnex Telecom SA (Communications)	1,386,766	64,820,980
Ferrovial SA (Transportation)	562,843	14,370,127
		103,074,511
United Kingdom 2.8%
National Grid plc (Utilities)	3,061,333	45,516,412
United States 55.5%
AES Corp. (The) (Utilities)	2,298,361	46,932,532
Ameren Corp. (Utilities)	549,500	51,048,550
American Electric Power Co., Inc. (Utilities)	763,856	75,705,768
American Tower Corp. (Communications)	163,398	39,382,186
Cheniere Energy, Inc. (Midstream / Pipelines)	487,637	66,225,981
CMS Energy Corp. (Utilities)	607,910	41,757,338
Constellation Energy Corp. (Utilities)	267,179	15,819,668
Crown Castle International Corp. (Communications)	311,246	57,645,872
Dominion Energy, Inc. (Utilities)	561,300	45,824,532
Exelon Corp. (Utilities)	578,977	27,084,544
FirstEnergy Corp. (Utilities)	588,400	25,483,604
Legacy Reserves, Inc. (Midstream / Pipelines) (a)(b)(c)(d)	5,055	32,959
Legacy Reserves, Inc. (Midstream / Pipelines) (a)(b)(c)(d)	27,942	182,182
NextEra Energy, Inc. (Utilities)	891,080	63,284,501
NiSource, Inc. (Utilities)	637,600	18,566,912
Norfolk Southern Corp. (Transportation)	148,156	38,206,469
OGE Energy Corp. (Utilities)	419,700	16,233,996
ONEOK, Inc. (Midstream / Pipelines)	255,800	16,199,814
PPL Corp. (Utilities)	372,200	10,536,982
Public Service Enterprise Group, Inc. (Utilities)	497,700	34,669,782
Sempra Energy (Utilities)	192,800	31,110,208
Southwest Gas Holdings, Inc. (Utilities)	72,500	6,387,975
Targa Resources Corp. (Midstream / Pipelines)	408,300	29,973,303
Union Pacific Corp. (Transportation)	283,090	66,325,156
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
WEC Energy Group, Inc. (Utilities)	551,200	$ 55,147,560
Williams Cos., Inc. (The) (Midstream / Pipelines)	1,104,300	37,866,447
		917,634,821
Total Common Stocks (Cost $1,558,487,493)		1,608,302,762
Short-Term Investment 3.5%
Affiliated Investment Company 3.5%
United States 3.5%
MainStay U.S. Government Liquidity Fund, 0.397% (e)	57,455,344	57,455,344
Total Short-Term Investment (Cost $57,455,344)		57,455,344
Total Investments (Cost $1,615,942,837)	100.8%	1,665,758,106
Other Assets, Less Liabilities	(0.8)	(12,405,391)
Net Assets	100.0%	$ 1,653,352,715

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)
Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2022, the total market value was $215,141, which represented less than one-tenth of a percent of the Fund’s net assets.

(c)
Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $215,141, which represented less than one-tenth of a percent of the Fund’s net assets.(Unaudited)

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Current yield as of April 30, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 8,398	$ 474,061	$ (425,004)	$ —	$ —	$ 57,455	$ 6	$ —	57,455
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay CBRE Global Infrastructure Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Australia	$ —	$ 163,507,539	$ —	$ 163,507,539
China	—	20,432,429	—	20,432,429
France	—	111,377,710	—	111,377,710
Germany	—	13,157,350	—	13,157,350
Italy	—	75,549,536	—	75,549,536
Japan	—	22,954,453	—	22,954,453
New Zealand	—	14,762,371	—	14,762,371
Portugal	—	37,734,967	—	37,734,967
Spain	—	103,074,511	—	103,074,511
United Kingdom	—	45,516,412	—	45,516,412
All Other Countries	1,000,020,343	—	215,141	1,000,235,484
Total Common Stocks	1,000,020,343	608,067,278	215,141	1,608,302,762
Short-Term Investment
Affiliated Investment Company	57,455,344	—	—	57,455,344
Total Investments in Securities	$ 1,057,475,687	$ 608,067,278	$ 215,141	$ 1,665,758,106

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The table below sets forth the diversification of the Fund’s investments by sector.
Sector Diversification
	Value	Percent†
Utilities	$749,958,985	45.4%
Transportation	449,185,925	27.1
Communications	200,727,635	12.2
Midstream / Pipelines	193,667,846	11.7
Diversified	14,762,371	0.9
	1,608,302,762	97.3
Short-Term Investment	57,455,344	3.5
Other Assets, Less Liabilities	(12,405,391)	(0.8)
Net Assets	$1,653,352,715	100.0%

†	Percentages indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2022

Assets
Investment in unaffiliated securities, at value (identified cost $1,558,487,493)	$1,608,302,762
Investment in affiliated investment companies, at value (identified cost $57,455,344)	57,455,344
Cash denominated in foreign currencies (identified cost $1,026,995)	1,027,083
Receivables:
Fund shares sold	18,681,545
Investment securities sold	1,973,540
Dividends	1,912,174
Securities lending	2,380
Other assets	61,768
Total assets	1,689,416,596
Liabilities
Payables:
Investment securities purchased	33,412,108
Manager (See Note 3)	1,076,410
Fund shares redeemed	676,318
Dividend payable	554,382
Transfer agent (See Note 3)	173,360
Professional fees	52,637
NYLIFE Distributors (See Note 3)	39,619
Custodian	38,488
Shareholder communication	16,859
Trustees	580
Accrued expenses	23,120
Total liabilities	36,063,881
Net assets	$1,653,352,715
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$125,989
Additional paid-in-capital	1,796,521,991
1,796,647,980
Total distributable earnings (loss)	(143,295,265)
Net assets	$1,653,352,715
Class A
Net assets applicable to outstanding shares	$88,714,901
Shares of beneficial interest outstanding	6,765,396
Net asset value per share outstanding	$13.11
Maximum sales charge (5.50% of offering price)	0.76
Maximum offering price per share outstanding	$13.87
Investor Class
Net assets applicable to outstanding shares	$2,429,632
Shares of beneficial interest outstanding	185,299
Net asset value per share outstanding	$13.11
Maximum sales charge (5.00% of offering price)	0.69
Maximum offering price per share outstanding	$13.80
Class C
Net assets applicable to outstanding shares	$24,119,460
Shares of beneficial interest outstanding	1,849,429
Net asset value and offering price per share outstanding	$13.04
Class I
Net assets applicable to outstanding shares	$1,527,547,662
Shares of beneficial interest outstanding	116,385,813
Net asset value and offering price per share outstanding	$13.12
Class R6
Net assets applicable to outstanding shares	$10,541,060
Shares of beneficial interest outstanding	803,255
Net asset value and offering price per share outstanding	$13.12
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay CBRE Global Infrastructure Fund

Statement of Operations for the year ended April 30, 2022

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $1,928,535)	$27,745,447
Securities lending	36,650
Dividends-affiliated	6,196
Other	929
Total income	27,789,222
Expenses
Manager (See Note 3)	7,733,788
Transfer agent (See Note 3)	859,717
Distribution/Service—Class A (See Note 3)	172,713
Distribution/Service—Investor Class (See Note 3)	5,425
Distribution/Service—Class C (See Note 3)	193,636
Registration	216,390
Professional fees	151,288
Custodian	99,206
Shareholder communication	63,254
Trustees	20,424
Miscellaneous	46,232
Total expenses before waiver/reimbursement	9,562,073
Expense waiver/reimbursement from Manager (See Note 3)	(322,113)
Net expenses	9,239,960
Net investment income (loss)	18,549,262
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	21,759,315
Foreign currency transactions	(274,147)
Net realized gain (loss)	21,485,168
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(13,998,284)
Translation of other assets and liabilities in foreign currencies	(51,612)
Net change in unrealized appreciation (depreciation)	(14,049,896)
Net realized and unrealized gain (loss)	7,435,272
Net increase (decrease) in net assets resulting from operations	$25,984,534
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended April 30, 2022 and April 30, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,549,262	$5,163,794
Net realized gain (loss)	21,485,168	5,351,869
Net change in unrealized appreciation (depreciation)	(14,049,896)	64,720,557
Net increase (decrease) in net assets resulting from operations	25,984,534	75,236,220
Distributions to shareholders:
Class A	(996,517)	(416,571)
Investor Class	(29,596)	(24,647)
Class C	(143,440)	(63,792)
Class I	(13,609,224)	(4,126,661)
Class R6	(38,065)	(2,375)
Total distributions to shareholders	(14,816,842)	(4,634,046)
Capital share transactions:
Net proceeds from sales of shares	1,274,898,463	295,291,961
Net asset value of shares issued in connection with the acquisition of MainStay Cushing Energy Income Fund	—	13,886,106
Net asset value of shares issued in connection with the acquisition of MainStay Cushing Renaissance Advantage Fund	—	13,689,513
Net asset value of shares issued to shareholders in reinvestment of distributions	13,281,784	4,465,820
Cost of shares redeemed	(170,967,771)	(93,610,084)
Increase (decrease) in net assets derived from capital share transactions	1,117,212,476	233,723,316
Net increase (decrease) in net assets	1,128,380,168	304,325,490
Net Assets
Beginning of year	524,972,547	220,647,057
End of year	$1,653,352,715	$524,972,547
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios

	Year Ended April 30,		November 1, 2019 through April 30,	Year Ended October 31,
Class A	2022	2021	2020#	2019	2018	2017
Net asset value at beginning of period	$12.81	$10.39	$11.99	$10.04	$11.40	$10.78
Net investment income (loss)	0.23(a)	0.16(a)	0.07(a)	0.16	0.19	0.17(a)
Net realized and unrealized gain (loss)	0.26	2.42	(1.30)	2.12	(0.51)	1.30
Total from investment operations	0.49	2.58	(1.23)	2.28	(0.32)	1.47
Less distributions:
From net investment income	(0.19)	(0.16)	(0.06)	(0.17)	(0.25)	(0.12)
From net realized gain on investments	—	—	(0.29)	(0.16)	(0.79)	(0.73)
Return of capital	—	—	(0.02)	—	—	—
Total distributions	(0.19)	(0.16)	(0.37)	(0.33)	(1.04)	(0.85)
Net asset value at end of period	$13.11	$12.81	$10.39	$11.99	$10.04	$11.40
Total investment return (b)	3.91%	25.04%	(10.57)%	23.24%	(3.16)%	14.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%	1.35%	1.32%††	1.51%	1.89%	1.59%
Net expenses	1.26%(c)	1.29%(c)	1.32%†† (c)(d)	1.35%	1.35%	1.53%
Expenses (before waiver/reimbursement)	1.26%(c)	1.35%(c)	1.54%†† (c)(d)	1.56%	1.83%	2.36%
Portfolio turnover rate	32%	51%	49%	53%	61%	85%
Net assets at end of period (in 000's)	$88,715	$45,642	$11,237	$11,700	$1,787	$1,146

#	The Fund changed its fiscal year end from October 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended April 30,		February 24, 2020^ through April 30,
Investor Class	2022	2021	2020
Net asset value at beginning of period	$12.80	$10.38	$12.50
Net investment income (loss) (a)	0.23	0.13	(0.00)‡
Net realized and unrealized gain (loss)	0.26	2.43	(2.08)
Total from investment operations	0.49	2.56	(2.08)
Less distributions:
From net investment income	(0.18)	(0.14)	(0.03)
Return of capital	—	—	(0.01)
Total distributions	(0.18)	(0.14)	(0.04)
Net asset value at end of period	$13.11	$12.80	$10.38
Total investment return (b)	3.85%	24.87%	(16.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.11%	(0.12)%††
Net expenses (c)	1.31%	1.45%	1.45%††
Expenses (before waiver/reimbursement) (c)	1.31%	1.76%	1.67%††
Portfolio turnover rate	32%	51%	49%
Net assets at end of period (in 000's)	$2,430	$2,159	$106

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,		November 1, 2019 through April 30, 2020#	February 28, 2019^ through October 31,
Class C	2022	2021		2019
Net asset value at beginning of period	$12.75	$10.37	$11.96	$10.82
Net investment income (loss) (a)	0.12	0.06	0.03	0.04
Net realized and unrealized gain (loss)	0.27	2.42	(1.29)	1.22
Total from investment operations	0.39	2.48	(1.26)	1.26
Less distributions:
From net investment income	(0.10)	(0.10)	(0.03)	(0.12)
From net realized gain on investments	—	—	(0.29)	—
Return of capital	—	—	(0.01)	—
Total distributions	(0.10)	(0.10)	(0.33)	(0.12)
Net asset value at end of period	$13.04	$12.75	$10.37	$11.96
Total investment return (b)	3.11%	24.04%	(10.89)%	11.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%	0.52%	0.58%††	0.46%††
Net expenses	2.06%(c)	2.08%(c)	2.09%†† (c)(d)	2.10%††
Expenses (before waiver/reimbursement)	2.06%(c)	2.51%(c)	2.36%†† (c)(d)	2.31%††
Portfolio turnover rate	32%	51%	49%	53%
Net assets at end of period (in 000’s)	$24,119	$11,522	$992	$1,048

#	The Fund changed its fiscal year end from October 31 to April 30.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended April 30,		November 1, 2019 through April 30, 2020#	Year Ended October 31,
Class I	2022	2021		2019	2018	2017
Net asset value at beginning of period	$12.82	$10.39	$11.99	$10.04	$11.40	$10.78
Net investment income (loss)	0.27(a)	0.21(a)	0.09(a)	0.20	0.23	0.20
Net realized and unrealized gain (loss)	0.26	2.41	(1.30)	2.11	(0.52)	1.30
Total from investment operations	0.53	2.62	(1.21)	2.31	(0.29)	1.50
Less distributions:
From net investment income	(0.23)	(0.19)	(0.08)	(0.20)	(0.28)	(0.15)
From net realized gain on investments	—	—	(0.29)	(0.16)	(0.79)	(0.73)
Return of capital	—	—	(0.02)	—	—	—
Total distributions	(0.23)	(0.19)	(0.39)	(0.36)	(1.07)	(0.88)
Net asset value at end of period	$13.12	$12.82	$10.39	$11.99	$10.04	$11.40
Total investment return (b)	4.19%	25.46%	(10.46)%	23.52%	(2.88)%	15.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.09%	1.78%	1.59%††	1.83%	2.14%	1.83%
Net expenses	0.97%(c)	0.97%(c)	1.05%†† (c)(d)	1.10%	1.10%	1.21%
Expenses (before waiver/reimbursement)	1.01%(c)	1.10%(c)	1.18%†† (c)(d)	1.14%	1.41%	1.61%
Portfolio turnover rate	32%	51%	49%	53%	61%	85%
Net assets at end of period (in 000's)	$1,527,548	$465,299	$208,291	$225,176	$71,919	$36,755

#	The Fund changed its fiscal year end from October 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,		February 24, 2020^ through April 30,
Class R6	2022	2021	2020
Net asset value at beginning of period	$12.82	$10.39	$12.51
Net investment income (loss) (a)	0.35	0.17	0.02
Net realized and unrealized gain (loss)	0.19	2.45	(2.11)
Total from investment operations	0.54	2.62	(2.09)
Less distributions:
From net investment income	(0.24)	(0.19)	(0.02)
Return of capital	—	—	(0.01)
Total distributions	(0.24)	(0.19)	(0.03)
Net asset value at end of period	$13.12	$12.82	$10.39
Total investment return (b)	4.23%	25.50%	(16.65)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63%	1.47%	0.85%††
Net expenses (c)	0.91%	0.95%	0.95%††
Expenses (before waiver/reimbursement) (c)	0.91%	1.02%	1.13%††
Portfolio turnover rate	32%	51%	49%
Net assets at end of period (in 000's)	$10,541	$350	$21

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay CBRE Global Infrastructure Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	October 16, 2013
Investor Class	February 24, 2020
Class C	February 28, 2019
Class I	June 28, 2013
Class R6	February 24, 2020
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

22	MainStay CBRE Global Infrastructure Fund

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
23

Notes to Financial Statements (continued)
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition.
Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected

24	MainStay CBRE Global Infrastructure Fund

as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
The Fund may also invest up to 25% of its net assets in master limited partnerships.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2022, the Fund did not have any portfolio securities on loan.
25

Notes to Financial Statements (continued)
(J) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended April 30, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.33%; Investor Class, 1.45%; Class C, 2.08%; Class I, 0.97%; and Class R6, 0.95%. This agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $7,733,788 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $322,113 and paid the Subadvisor fees in the amount of $3,705,837.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended April 30, 2022, were $60,515 and $1,042, respectively.

26	MainStay CBRE Global Infrastructure Fund

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the year ended April 30, 2022, of $8,077.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$63,520	$—
Investor Class	3,043	—
Class C	26,867	—
Class I	766,203	—
Class R6	84	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$27,261	0.3%
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,622,203,294	$92,870,007	$(49,315,195)	$43,554,812

Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$10,259,251	$(197,062,026)	$(5,344)	$43,512,854	$(143,295,265)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and real estate investment trusts (REITs). The other temporary differences are primarily due to Swiss reclaim.
As of April 30, 2022, for federal income tax purposes, capital loss carryforwards of $210,581,712, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$119,451	$91,131
The Fund utilized $5,272,880 of capital loss carryforwards during the year ended April 30, 2022. Availability of a certain amount of the loss carryforwards, which were acquired in a merger with MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund, may be limited in a given year under Section 381-384 of the Internal Revenue Code.
During the years ended April 30, 2022 and April 30, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$14,816,842	$4,634,046
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
27

Notes to Financial Statements (continued)
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the year ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $1,373,105 and $286,471, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended April 30, 2022 and April 30, 2021, were as follows:

Class A	Shares	Amount
Year ended April 30, 2022:
Shares sold	4,411,145	$57,605,328
Shares issued to shareholders in reinvestment of distributions	75,944	975,716
Shares redeemed	(1,226,961)	(16,049,703)
Net increase (decrease) in shares outstanding before conversion	3,260,128	42,531,341
Shares converted into Class A (See Note 1)	21,293	278,101
Shares converted from Class A (See Note 1)	(78,805)	(1,050,609)
Net increase (decrease)	3,202,616	$41,758,833
Year ended April 30, 2021:
Shares sold	1,872,393	$21,788,474
Shares issued in connection with the acquisition of MainStay Cushing Energy Income Fund	601,016	6,193,827
Shares issued in connection with the acquisition of MainStay Cushing Renaissance Advantage Fund	528,902	5,450,653
Shares issued to shareholders in reinvestment of distributions	36,412	410,877
Shares redeemed	(589,938)	(6,735,881)
Net increase (decrease) in shares outstanding before conversion	2,448,785	27,107,950
Shares converted into Class A (See Note 1)	32,197	366,724
Net increase (decrease)	2,480,982	$27,474,674

28	MainStay CBRE Global Infrastructure Fund

Investor Class	Shares	Amount
Year ended April 30, 2022:
Shares sold	50,651	$678,517
Shares issued to shareholders in reinvestment of distributions	2,248	28,825
Shares redeemed	(22,119)	(288,283)
Net increase (decrease) in shares outstanding before conversion	30,780	419,059
Shares converted into Investor Class (See Note 1)	3,078	40,150
Shares converted from Investor Class (See Note 1)	(17,270)	(225,640)
Net increase (decrease)	16,588	$233,569
Year ended April 30, 2021:
Shares sold	22,331	$261,551
Shares issued in connection with the acquisition of MainStay Cushing Energy Income Fund	91,365	940,483
Shares issued in connection with the acquisition of MainStay Cushing Renaissance Advantage Fund	92,315	950,261
Shares issued to shareholders in reinvestment of distributions	2,156	24,023
Shares redeemed	(34,598)	(397,716)
Net increase (decrease) in shares outstanding before conversion	173,569	1,778,602
Shares converted into Investor Class (See Note 1)	2,904	34,998
Shares converted from Investor Class (See Note 1)	(17,954)	(204,846)
Net increase (decrease)	158,519	$1,608,754

Class C	Shares	Amount
Year ended April 30, 2022:
Shares sold	1,163,935	$15,167,647
Shares issued to shareholders in reinvestment of distributions	11,316	142,471
Shares redeemed	(222,223)	(2,883,848)
Net increase (decrease) in shares outstanding before conversion	953,028	12,426,270
Shares converted from Class C (See Note 1)	(7,157)	(92,611)
Net increase (decrease)	945,871	$12,333,659
Year ended April 30, 2021:
Shares sold	525,639	$6,194,222
Shares issued in connection with the acquisition of MainStay Cushing Energy Income Fund	307,263	3,159,121
Shares issued in connection with the acquisition of MainStay Cushing Renaissance Advantage Fund	269,210	2,767,878
Shares issued to shareholders in reinvestment of distributions	5,659	61,815
Shares redeemed	(282,657)	(3,227,807)
Net increase (decrease) in shares outstanding before conversion	825,114	8,955,229
Shares converted from Class C (See Note 1)	(17,245)	(196,876)
Net increase (decrease)	807,869	$8,758,353

Class I	Shares	Amount
Year ended April 30, 2022:
Shares sold	90,600,814	$1,191,344,996
Shares issued to shareholders in reinvestment of distributions	936,782	12,096,707
Shares redeemed	(11,518,740)	(151,517,719)
Net increase (decrease) in shares outstanding before conversion	80,018,856	1,051,923,984
Shares converted into Class I (See Note 1)	78,742	1,050,609
Net increase (decrease)	80,097,598	$1,052,974,593
Year ended April 30, 2021:
Shares sold	22,477,048	$266,718,394
Shares issued in connection with the acquisition of MainStay Cushing Energy Income Fund	348,425	3,592,675
Shares issued in connection with the acquisition of MainStay Cushing Renaissance Advantage Fund	438,428	4,520,721
Shares issued to shareholders in reinvestment of distributions	349,236	3,966,730
Shares redeemed	(7,370,273)	(83,206,710)
Net increase (decrease)	16,242,864	$195,591,810

29

Notes to Financial Statements (continued)
Class R6	Shares	Amount
Year ended April 30, 2022:
Shares sold	790,403	$10,101,975
Shares issued to shareholders in reinvestment of distributions	2,801	38,065
Shares redeemed	(17,275)	(228,218)
Net increase (decrease)	775,929	$9,911,822
Year ended April 30, 2021:
Shares sold	28,666	$329,320
Shares issued to shareholders in reinvestment of distributions	202	2,375
Shares redeemed	(3,548)	(41,970)
Net increase (decrease)	25,320	$289,725

Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay CBRE Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay CBRE Global Infrastructure Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period ended April 30, 2022, the period November 1, 2019 or February 24, 2020 (commencement of operations, as applicable) through April 30, 2020, and each of the years or periods in the three-year period ended October 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the two-year period ended April 30, 2022, the period November 1, 2019 or February 24, 2020 (commencement of operations, as applicable) through April 30, 2020, and each of the years or periods in the three-year period ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2022, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 27, 2022
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay CBRE Global Infrastructure Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Investment Management Listed Real Assets LLC (“CBRE”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and CBRE personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s

32	MainStay CBRE Global Infrastructure Fund

consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Fund’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that CBRE provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated CBRE’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and CBRE’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at CBRE and New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed CBRE’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and CBRE regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to CBRE as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or CBRE had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and CBRE
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and CBRE due to their relationships with the Fund. The Board considered that CBRE’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of CBRE’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and CBRE and profits realized by New York Life Investments and its affiliates and CBRE, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and CBRE’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and CBRE that relates to certain current and future products that represents a conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the

34	MainStay CBRE Global Infrastructure Fund

Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered
NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

36	MainStay CBRE Global Infrastructure Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
37

Federal Income Tax
Information (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended April 30, 2022, the Fund designated approximately $14,816,842 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended April 30, 2022 should be multiplied by 41.59% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

38	MainStay CBRE Global Infrastructure Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Funds. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78
MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since
April 2021

*
This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
Interested Trustee
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78
MainStay VP Funds Trust: Trustee since
2016, Advisory Board Member (June
2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2016,
Advisory Board Member (June 2015 to
December 2015);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; VanEck Vectors Group of
Exchange-Traded Funds: Independent
Chairman of the Board of Trustees since
2008 and Trustee since 2006 (56
portfolios); and Berea College of
Kentucky: Trustee since 2009, Chair of
the Investment Committee since 2018

Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78
MainStay VP Funds Trust: Chairman since
January 2017 and Trustee since 2007
(31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Chairman since 2017
and Trustee since 2011;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; and Legg Mason Partners Funds:
Trustee since 1991 (45 portfolios)

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78
MainStay VP Funds Trust: Trustee since
2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

Richard H. Nolan, Jr. 1946****	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78
MainStay VP Funds Trust: Trustee since
2006 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

Independent Trustees

40	MainStay CBRE Global Infrastructure Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78
MainStay VP Funds Trust: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021) (31
Portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
Two Harbors Investment Corp.: Member
since 2018, Chair of the Special
Committee since 2019;
Rhode Island School of Design: Director
and Chair of the Finance Committee
since 2015; and
Blue Cross Blue Shield of Rhode Island:
Director since 2019

Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78
MainStay VP Funds Trust: Trustee since
2016, Advisory Board Member (June
2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2016,
Advisory Board Member (June 2015 to
December 2015);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; Partners in Health: Trustee since
2019; Allstate Corporation: Director since
2015; and MSCI, Inc.: Director since
2017

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78
MainStay VP Funds Trust: Trustee since
2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and MainStay CBRE Global Infrastructure
Megatrends Fund; Trustee since June
2021

**
Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***
Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****
Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
41

Board of Trustees and Officers (Unaudited) (continued)

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017
Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment
Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of
Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC;
Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017;
Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ
Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal
Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global
Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development
(2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment
Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009
Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal
Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since
2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends
Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC
(2008 to 2012)

J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010
Managing Director and Associate General Counsel, New York Life Investment Management LLC since
2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities
Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure
Megatrends Fund since 2021

Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009
Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since
2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund
since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure
Megatrends Fund since 2021

Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020
Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New
York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief
Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and
Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust
(since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and
Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice
President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm
Municipal Opportunities Fund (since June 2021 and 2014 to 2020) and MainStay CBRE Global
Infrastructure Megatrends Fund (since 2021); Assistant Secretary, MainStay Funds, MainStay Funds
Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal
Opportunities Fund (2011 to 2014)

*
The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**
Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*

42	MainStay CBRE Global Infrastructure Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2. This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4. Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5.  An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1856714MS086-22
MSCBGI11-06/22
(NYLIM) NL479

MainStay CBRE Real Estate Fund

 Message from the President and Annual Report
April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended April 30, 2022, started on a generally positive note. Despite a new wave of COVID-19 infections that disrupted life and commerce, financial markets were buoyed during the spring and summer of 2021 by economic recovery and the widespread availability of vaccines. Most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. As the period progressed, however, inflation began to creep up in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Bond prices slid as interest rates rose, and equity markets faltered. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
Despite the market decline that greeted the first four months of 2022, the S&P 500® Index, a widely regarded benchmark of market performance, remained in modestly positive territory for the 12-month reporting period. Some market sectors benefited from the prevailing conditions, with energy stocks soaring and value-oriented shares broadly gaining ground. In addition to energy, leading sectors included utilities and consumer staples. On the other hand, the information technology, financials and consumer discretionary sectors were subject to particularly sharp losses. Small- and mid-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as India and Indonesia, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated significant interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Year-Ended April 30, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	12/20/2002	6.84%	8.08%	7.74%	1.45%
		Excluding sales charges		13.06	9.36	8.38	1.45
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges	2/24/2020	7.49	N/A	5.78	1.34
		Excluding sales charges		13.15	N/A	8.55	1.34
Class C Shares[3]	Maximum 1% CDSC	With sales charges	1/17/2003	11.27	8.54	7.53	2.09
	If Redeemed Within One Year of Purchase	Excluding sales charges		12.27	8.54	7.53	2.09
Class I Shares[3]	No Sales Charge		12/31/1996	13.51	9.75	8.71	1.20
Class R3 Shares[3]	No Sales Charge		8/5/2011	12.83	9.10	8.13	1.80
Class R6 Shares[3]	No Sales Charge		7/3/2014	13.61	9.83	8.60	0.84

1.	Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.
Performance figures for Class A shares, Class C shares, Class I shares, Class R3 shares and Class R6 shares, reflect the historical performance of the then-existing
Class A shares, Class C shares, Class I shares, Class R and Class R6 shares of the Voya Real Estate Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to February 21, 2020.

4.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
FTSE NAREIT All Equity REITs Index[1]	10.12%	9.77%	9.80%
CBRE Real Estate Tiered Index[2]	10.12	8.26	8.74
MSCI U.S. REIT® Index[3]	11.58	8.62	8.92
Morningstar Real Estate Category Average[4]	8.06	8.36	8.31

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.
The Fund has selected the FTSE NAREIT All Equity REITs Index as its primary benchmark. The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

2.
The Fund has selected a tiered benchmark as its secondary benchmark. The returns for the tiered benchmark represent the returns of the MSCI U.S. REIT® Index prior to January 1, 2021 and the returns of the FTSE NAREIT All Equity REITs Index thereafter.

3.
The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Morningstar Real Estate Category Average is representative of funds that invest primarily in real estate investment trusts of various types. REITs are companies that develop and manage real estate properties. There are several different types of REITs, including apartment, factory-outlet, healthcare, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real estate operating companies. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay CBRE Real Estate Fund

Cost in Dollars of a $1,000 Investment in MainStay CBRE Real Estate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$975.40	$5.78	$1,018.94	$5.91	1.18%
Investor Class Shares	$1,000.00	$976.30	$5.24	$1,019.49	$5.36	1.07%
Class C Shares	$1,000.00	$972.30	$9.29	$1,015.37	$9.49	1.90%
Class I Shares	$1,000.00	$977.50	$4.07	$1,020.68	$4.16	0.83%
Class R3 Shares	$1,000.00	$974.80	$7.00	$1,017.70	$7.15	1.43%
Class R6 Shares	$1,000.00	$977.90	$3.63	$1,021.13	$3.71	0.74%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Sector Composition as of April 30, 2022 (Unaudited)

Residential	18.9%
Technology Towers	15.0
Net Lease Properties	11.5
Self Storage Property	10.9
Industrial Properties	10.7
Healthcare Facilities	7.8
Technology Datacenters	6.6
Hotels	5.2
Office Buildings	4.5%
Enclosed Mall	4.0
Community Shopping Centers	1.7
Timber	1.7
Short–Term Investment	1.3
Other Assets, Less Liabilities	0.2
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Crown Castle International Corp.
2.	Prologis, Inc.
3.	Equinix, Inc.
4.	American Tower Corp.
5.	Extra Space Storage, Inc.
6.	Realty Income Corp.
7.	CubeSmart
8.	Sun Communities, Inc.
9.	Simon Property Group, Inc.
10.	Invitation Homes, Inc.

8	MainStay CBRE Real Estate Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Joseph P. Smith, CFA, Jonathan Miniman, CFA, and Kenneth S. Weinberg, CFA, of CBRE Investment Management Listed Real Assets LLC.
How did MainStay CBRE Real Estate Fund perform relative to its benchmarks and peer group during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022, Class I shares of MainStay CBRE Real Estate Fund returned 13.51%, outperforming the 10.12% return of the Fund’s primary benchmark, the FTSE Nareit All Equity REITs Index; the 10.12% return of the CBRE Real Estate Tiered Index, which is the Fund’s secondary benchmark; and the 11.58% return of MSCI U.S. REIT® Index, which is an additional benchmark of the Fund. Over the same period, Class I shares outperformed the 8.06% return of the Morningstar Real Estate Category Average.1
Were there any changes to the Fund during the reporting period?
Effective December 31, 2021, T. Ritson Ferguson no longer serves as a portfolio manager for the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund’s performance benefited from both positive stock selection and positive property sector allocation; stock selection accounted for the greater part of the Fund’s outperformance relative to the FTSE Nareit All Equity REITs Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
From a sector allocation perspective, the strongest positive contributions to the Fund’s relative performance came from net leased properties, industrial properties and data centers. (Contributions take weightings and total returns into account.) The most significantly underperforming sectors included towers, hotels and shopping centers.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the Fund’s absolute performance during the reporting period included holdings in diversified commercial property REIT Vereit, which benefited from merger and acquisition activity; self-storage REIT ExtraSpace Storage, which saw accelerating storage revenue and profit; and apartment REIT Camden Property Trust, which experienced accelerating apartment revenue and profit. The Fund’s weakest-performing holdings included tower REIT American Tower, which lost ground on lowered earnings forecasts; and senior housing REIT Ventas, which underperformed on challenging senior housing operating news.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included shares in data center REIT Equinix and residential housing REIT Sun Communities. In our opinion, Equinix offered an attractive combination of growth and value, while Sun Communities featured an accelerating revenue and profit outlook. The Fund’s largest sales during the same period included holdings in industrial REITs Duke Realty and Prologis. Both sales reflected our opinion that the stocks had rich valuations in the wake of strong performance.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure most substantially to the residential and data center sectors– both areas where we see attractive relative valuations combined with accelerating earnings potential. During the same period, the Fund reduced its exposure most substantially to the industrial and shopping center sectors due to prior outperformance, over-valuation and what we see as moderating earnings growth outlooks.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held overweight positions relative to the FTSE Nareit All Equity REITs Index in the self-storage, mall and residential sectors. As of the same date, the Fund held relatively underweight positions in the data center, health care and office sectors.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2022†

	Shares	Value
Common Stocks 98.5%
Community Shopping Centers 1.7%
Regency Centers Corp.	53,004	$ 3,648,265
Retail Opportunity Investments Corp.	223,500	4,163,805
		7,812,070
Enclosed Mall 4.0%
Simon Property Group, Inc.	159,277	18,794,686
Healthcare Facilities 7.8%
Alexandria Real Estate Equities, Inc.	45,621	8,310,321
Healthcare Realty Trust, Inc. (a)	156,800	4,246,144
Healthcare Trust of America, Inc., Class A	251,465	7,659,624
Ventas, Inc.	148,461	8,247,009
Welltower, Inc.	89,628	8,139,119
		36,602,217
Hotels 5.2%
DiamondRock Hospitality Co. (b)	335,200	3,559,824
Park Hotels & Resorts, Inc.	392,300	7,732,233
Sunstone Hotel Investors, Inc. (b)	605,800	7,421,050
Xenia Hotels & Resorts, Inc. (b)	279,800	5,397,342
		24,110,449
Industrial Properties 10.7%
Prologis, Inc.	233,522	37,431,241
Rexford Industrial Realty, Inc.	159,200	12,423,968
		49,855,209
Net Lease Properties 11.5%
Four Corners Property Trust, Inc.	159,700	4,385,362
Gaming and Leisure Properties, Inc.	72,700	3,226,426
National Retail Properties, Inc.	118,000	5,173,120
Realty Income Corp.	289,391	20,072,160
Spirit Realty Capital, Inc.	131,460	5,711,937
STAG Industrial, Inc.	184,158	6,872,776
VICI Properties, Inc.	274,173	8,173,097
		53,614,878
Office Buildings 4.5%
Highwoods Properties, Inc.	110,549	4,514,821
Hudson Pacific Properties, Inc.	224,005	5,214,836
Paramount Group, Inc.	482,900	4,592,379
Piedmont Office Realty Trust, Inc., Class A	427,575	6,883,958
		21,205,994
Residential 18.9%
Apartment Income REIT Corp.	137,358	6,753,893
AvalonBay Communities, Inc.	56,112	12,764,358
Camden Property Trust	82,656	12,967,900
	Shares	Value

Residential (continued)
Essex Property Trust, Inc.	34,033	$ 11,206,046
Independence Realty Trust, Inc.	158,400	4,317,984
Invitation Homes, Inc.	361,048	14,376,931
NexPoint Residential Trust, Inc.	37,434	3,337,616
Sun Communities, Inc.	109,932	19,300,761
Tricon Residential, Inc.	239,415	3,469,123
		88,494,612
Self Storage Property 10.9%
CubeSmart	420,419	19,974,107
Extra Space Storage, Inc.	106,634	20,260,460
Life Storage, Inc.	78,741	10,432,395
		50,666,962
Technology Datacenters 6.6%
Equinix, Inc.	43,108	30,998,101
Technology Towers 15.0%
American Tower Corp.	122,736	29,581,831
Crown Castle International Corp.	219,645	40,680,450
		70,262,281
Timber 1.7%
Weyerhaeuser Co.	196,544	8,101,544
Total Common Stocks (Cost $383,155,295)		460,519,003
Short-Term Investments 1.3%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 0.397% (c)	2,237,567	2,237,567
Unaffiliated Investment Company 0.8%
Invesco Government & Agency Portfolio, 0.419% (c)(d)	3,790,981	3,790,981
Total Short-Term Investments (Cost $6,028,548)		6,028,548
Total Investments (Cost $389,183,843)	99.8%	466,547,551
Other Assets, Less Liabilities	0.2	789,244
Net Assets	100.0%	$ 467,336,795

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

10	MainStay CBRE Real Estate Fund

†	Percentages indicated are based on Fund net assets.
(a)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $3,633,974. The Fund received cash collateral with a value of $3,790,981. (See Note 2(H))

(b)	Non-income producing security.
(c)	Current yield as of April 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 2,422	$ 75,286	$ (75,470)	$ —	$ —	$ 2,238	$ 1	$ —	2,238

Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 460,519,003	$ —	$ —	$ 460,519,003
Short-Term Investments
Affiliated Investment Company	2,237,567	—	—	2,237,567
Unaffiliated Investment Company	3,790,981	—	—	3,790,981
Total Short-Term Investments	6,028,548	—	—	6,028,548
Total Investments in Securities	$ 466,547,551	$ —	$ —	$ 466,547,551

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of April 30, 2022

Assets
Investment in unaffiliated securities, at value (identified cost $386,946,276) including securities on loan of $3,633,974	$464,309,984
Investment in affiliated investment companies, at value (identified cost $2,237,567)	2,237,567
Receivables:
Fund shares sold	4,742,412
Dividends	340,724
Investment securities sold	326,099
Securities lending	140
Other assets	60,033
Total assets	472,016,959
Liabilities
Cash collateral received for securities on loan	3,790,981
Payables:
Manager (See Note 3)	319,861
Fund shares redeemed	205,118
Transfer agent (See Note 3)	156,096
Shareholder communication	58,629
Professional fees	54,993
NYLIFE Distributors (See Note 3)	48,822
Custodian	10,549
Trustees	81
Accrued expenses	35,034
Total liabilities	4,680,164
Net assets	$467,336,795
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,797
Additional paid-in-capital	294,285,259
294,317,056
Total distributable earnings (loss)	173,019,739
Net assets	$467,336,795
Class A
Net assets applicable to outstanding shares	$193,441,057
Shares of beneficial interest outstanding	14,454,060
Net asset value per share outstanding	$13.38
Maximum sales charge (5.50% of offering price)	0.78
Maximum offering price per share outstanding	$14.16
Investor Class
Net assets applicable to outstanding shares	$227,488
Shares of beneficial interest outstanding	16,993
Net asset value per share outstanding	$13.39
Maximum sales charge (5.00% of offering price)	0.70
Maximum offering price per share outstanding	$14.09
Class C
Net assets applicable to outstanding shares	$7,219,831
Shares of beneficial interest outstanding	479,715
Net asset value and offering price per share outstanding	$15.05
Class I
Net assets applicable to outstanding shares	$241,718,845
Shares of beneficial interest outstanding	15,253,328
Net asset value and offering price per share outstanding	$15.85
Class R3
Net assets applicable to outstanding shares	$2,671,613
Shares of beneficial interest outstanding	201,528
Net asset value and offering price per share outstanding	$13.26
Class R6
Net assets applicable to outstanding shares	$22,057,961
Shares of beneficial interest outstanding	1,391,677
Net asset value and offering price per share outstanding	$15.85
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay CBRE Real Estate Fund

Statement of Operations for the year ended April 30, 2022

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $1,208)	$9,778,780
Securities lending	3,285
Dividends-affiliated	561
Total income	9,782,626
Expenses
Manager (See Note 3)	3,420,784
Transfer agent (See Note 3)	906,499
Distribution/Service—Class A (See Note 3)	481,921
Distribution/Service—Investor Class (See Note 3)	489
Distribution/Service—Class C (See Note 3)	86,886
Distribution/Service—Class R3 (See Note 3)	13,086
Professional fees	131,188
Registration	119,484
Shareholder communication	97,858
Custodian	21,995
Trustees	8,721
Shareholder service (See Note 3)	2,617
Miscellaneous	31,852
Total expenses before waiver/reimbursement	5,323,380
Expense waiver/reimbursement from Manager (See Note 3)	(770,498)
Net expenses	4,552,882
Net investment income (loss)	5,229,744
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	111,596,336
Foreign currency transactions	1,922
Net realized gain (loss)	111,598,258
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(62,611,624)
Translation of other assets and liabilities in foreign currencies	(22,548)
Net change in unrealized appreciation (depreciation)	(62,634,172)
Net realized and unrealized gain (loss)	48,964,086
Net increase (decrease) in net assets resulting from operations	$54,193,830
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the years ended April 30, 2022 and April 30, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,229,744	$6,951,290
Net realized gain (loss)	111,598,258	64,338,086
Net change in unrealized appreciation (depreciation)	(62,634,172)	73,811,455
Net increase (decrease) in net assets resulting from operations	54,193,830	145,100,831
Distributions to shareholders:
Class A	(5,974,725)	(2,954,226)
Investor Class	(6,177)	(2,510)
Class C	(157,619)	(147,082)
Class I	(6,879,898)	(3,362,951)
Class R3	(77,566)	(40,070)
Class R6	(612,169)	(444,082)
	(13,708,154)	(6,950,921)
Distributions to shareholders from return of capital:
Class A	—	(4,672,323)
Investor Class	—	(3,969)
Class C	—	(232,620)
Class I	—	(5,318,752)
Class R3	—	(63,373)
Class R6	—	(702,350)
	—	(10,993,387)
Total distributions to shareholders	(13,708,154)	(17,944,308)
Capital share transactions:
Net proceeds from sales of shares	107,349,432	43,632,468
Net asset value of shares issued to shareholders in reinvestment of distributions	12,708,131	16,788,246
Cost of shares redeemed	(101,363,518)	(241,941,306)
Increase (decrease) in net assets derived from capital share transactions	18,694,045	(181,520,592)
Net increase (decrease) in net assets	59,179,721	(54,364,069)
Net Assets
Beginning of year	408,157,074	462,521,143
End of year	$467,336,795	$408,157,074
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios

	Year Ended April 30,		June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class A	2022	2021		2019	2018	2017
Net asset value at beginning of period	$12.20	$8.97	$12.32	$14.43	$17.81	$19.40
Net investment income (loss) (a)	0.13	0.16	0.18	0.21	0.28	0.19
Net realized and unrealized gain (loss)	1.47	3.59	(1.52)	1.29	(0.07)	(0.26)
Total from investment operations	1.60	3.75	(1.34)	1.50	0.21	(0.07)
Less distributions:
From net investment income	(0.24)	(0.20)	(0.26)	(0.21)	(0.28)	(0.27)
From net realized gain on investments	(0.18)	—	(1.32)	(3.40)	(3.31)	(1.25)
Return of capital	—	(0.32)	(0.43)	—	—	—
Total distributions	(0.42)	(0.52)	(2.01)	(3.61)	(3.59)	(1.52)
Net asset value at end of period	$13.38	$12.20	$8.97	$12.32	$14.43	$17.81
Total investment return (b)	13.06%	42.72%	(13.80)%	12.73%	0.23%	(0.36)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.64%	1.69%††	1.58%	1.69%	1.02%
Net expenses	1.18%(c)	1.18%(c)	1.17%†† (c)(d)	1.24%	1.29%	1.27%
Expenses (before waiver/reimbursement)	1.30%(c)	1.45%(c)	1.36%†† (c)(d)	1.31%	1.31%	1.27%
Portfolio turnover rate	70%	93%	88%	82%	102%	53%
Net assets at end of period (in 000's)	$193,441	$177,328	$149,970	$89,037	$81,475	$136,095

#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended April 30,		February 24, 2020^ through April 30, 2020
Investor Class	2022	2021
Net asset value at beginning of period	$12.19	$8.97	$12.17
Net investment income (loss) (a)	0.13	0.15	(0.04)
Net realized and unrealized gain (loss)	1.48	3.58	(3.10)
Total from investment operations	1.61	3.73	(3.14)
Less distributions:
From net investment income	(0.23)	(0.20)	(0.06)
From net realized gain on investments	(0.18)	—	—
Return of capital	—	(0.31)	—
Total distributions	(0.41)	(0.51)	(0.06)
Net asset value at end of period	$13.39	$12.19	$8.97
Total investment return (b)	13.15%	42.41%	(25.74)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	1.53%	(2.55)%††
Net expenses (c)	1.15%	1.26%	1.35%††
Expenses (before waiver/reimbursement) (c)	1.26%	1.34%	1.56%††
Portfolio turnover rate	70%	93%	88%
Net assets at end of period (in 000's)	$227	$157	$103

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,		June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class C	2022	2021		2019	2018	2017
Net asset value at beginning of period	$13.66	$9.96	$13.47	$15.44	$18.80	$20.38
Net investment income (loss)	0.03(a)	0.07(a)	0.11(a)	0.11	0.16(a)	0.05(a)
Net realized and unrealized gain (loss)	1.66	4.02	(1.71)	1.42	(0.08)	(0.28)
Total from investment operations	1.69	4.09	(1.60)	1.53	0.08	(0.23)
Less distributions:
From net investment income	(0.12)	(0.15)	(0.18)	(0.10)	(0.13)	(0.10)
From net realized gain on investments	(0.18)	—	(1.32)	(3.40)	(3.31)	(1.25)
Return of capital	—	(0.24)	(0.41)	—	—	—
Total distributions	(0.30)	(0.39)	(1.91)	(3.50)	(3.44)	(1.35)
Net asset value at end of period	$15.05	$13.66	$9.96	$13.47	$15.44	$18.80
Total investment return (b)	12.27%	41.65%	(14.44)%	11.90%	(0.50)%	(1.10)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.22%	0.66%	1.00%††	0.85%	0.90%	0.27%
Net expenses	1.91%(c)	1.93%(c)	1.92%†† (c)(d)	1.99%	2.04%	2.02%
Expenses (before waiver/reimbursement)	2.01%(c)	2.09%(c)	2.13%†† (c)(d)	2.06%	2.06%	2.02%
Portfolio turnover rate	70%	93%	88%	82%	102%	53%
Net assets at end of period (in 000's)	$7,220	$10,202	$20,942	$11,216	$13,449	$22,084

#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended April 30,		June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class I	2022	2021		2019	2018	2017
Net asset value at beginning of period	$14.37	$10.49	$14.08	$15.99	$19.36	$20.95
Net investment income (loss) (a)	0.21	0.22	0.24	0.30	0.37	0.28
Net realized and unrealized gain (loss)	1.74	4.22	(1.79)	1.45	(0.09)	(0.28)
Total from investment operations	1.95	4.44	(1.55)	1.75	0.28	—
Less distributions:
From net investment income	(0.29)	(0.22)	(0.28)	(0.26)	(0.34)	(0.34)
From net realized gain on investments	(0.18)	—	(1.32)	(3.40)	(3.31)	(1.25)
Return of capital	—	(0.34)	(0.44)	—	—	—
Total distributions	(0.47)	(0.56)	(2.04)	(3.66)	(3.65)	(1.59)
Net asset value at end of period	$15.85	$14.37	$10.49	$14.08	$15.99	$19.36
Total investment return (b)	13.51%	43.19%	(13.54)%	13.08%	0.63%	0.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.92%	2.01%††	1.95%	2.02%	1.37%
Net expenses	0.83%(c)	0.83%(c)	0.84%†† (c)(d)	0.91%	0.91%	0.90%
Expenses (before waiver/reimbursement)	1.05%(c)	1.20%(c)	1.04%†† (c)(d)	0.97%	0.92%	0.90%
Portfolio turnover rate	70%	93%	88%	82%	102%	53%
Net assets at end of period (in 000's)	$241,719	$202,597	$232,730	$166,056	$311,814	$723,538

#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,		June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class R3	2022	2021		2019	2018	2017
Net asset value at beginning of period	$12.09	$8.89	$12.23	$14.35	$17.73	$19.33
Net investment income (loss)	0.10(a)	0.11(a)	0.15(a)	0.18	0.23(a)	0.15
Net realized and unrealized gain (loss)	1.46	3.59	(1.51)	1.28	(0.06)	(0.27)
Total from investment operations	1.56	3.70	(1.36)	1.46	0.17	(0.12)
Less distributions:
From net investment income	(0.21)	(0.19)	(0.23)	(0.18)	(0.24)	(0.23)
From net realized gain on investments	(0.18)	—	(1.32)	(3.40)	(3.31)	(1.25)
Return of capital	—	(0.31)	(0.43)	—	—	—
Total distributions	(0.39)	(0.50)	(1.98)	(3.58)	(3.55)	(1.48)
Net asset value at end of period	$13.26	$12.09	$8.89	$12.23	$14.35	$17.73
Total investment return (b)	12.83%	42.47%	(14.04)%	12.43%	—%	(0.63)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%	1.14%	1.42%††	1.36%	1.43%	0.77%
Net expenses	1.43%(c)	1.43%(c)	1.42%†† (c)(d)	1.49%	1.54%	1.52%
Expenses (before waiver/reimbursement)	1.65%(c)	1.80%(c)	1.61%†† (c)(d)	1.56%	1.56%	1.52%
Portfolio turnover rate	70%	93%	88%	82%	102%	53%
Net assets at end of period (in 000's)	$2,672	$2,298	$2,527	$2,454	$2,965	$4,448

#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended April 30,		June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class R6	2022	2021		2019	2018	2017
Net asset value at beginning of period	$14.37	$10.49	$14.09	$15.99	$19.36	$20.96
Net investment income (loss)	0.22(a)	0.09(a)	0.26(a)	0.32	0.37(a)	0.30(a)
Net realized and unrealized gain (loss)	1.74	4.36	(1.80)	1.45	(0.08)	(0.30)
Total from investment operations	1.96	4.45	(1.54)	1.77	0.29	0.00‡
Less distributions:
From net investment income	(0.30)	(0.22)	(0.30)	(0.27)	(0.35)	(0.35)
From net realized gain on investments	(0.18)	—	(1.32)	(3.40)	(3.31)	(1.25)
Return of capital	—	(0.35)	(0.44)	—	—	—
Total distributions	(0.48)	(0.57)	(2.06)	(3.67)	(3.66)	(1.60)
Net asset value at end of period	$15.85	$14.37	$10.49	$14.09	$15.99	$19.36
Total investment return (b)	13.61%	43.35%	(13.53)%	13.24%	0.69%	0.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	0.80%	2.06%††	2.05%	2.12%	1.47%
Net expenses	0.74%(c)	0.74%(c)	0.76%†† (c)(d)	0.83%	0.86%	0.86%
Expenses (before waiver/reimbursement)	0.84%(c)	0.84%(c)	0.88%†† (c)(d)	0.89%	0.86%	0.86%
Portfolio turnover rate	70%	93%	88%	82%	102%	53%
Net assets at end of period (in 000's)	$22,058	$15,574	$56,250	$79,327	$79,646	$42,574

#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay CBRE Real Estate Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay CBRE Real Estate Fund (the "Fund"), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 20, 2002
Investor Class	February 24, 2020
Class C	January 17, 2003
Class I	December 31, 1996
Class R3	August 5, 2011
Class R6	July 3, 2014
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions. See Note 9 for additional information. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A,
Investor Class and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for
21

Notes to Financial Statements (continued)
review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in

22	MainStay CBRE Real Estate Fund

60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.
Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or
23

Notes to Financial Statements (continued)
losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Real Estate Investments.  The Fund’s investments in the real estate sector have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. These risks include, among others, declines in the value of real estate, changes in local and general economic conditions, supply and demand, interest rates, changes in zoning laws, overbuilding, extended vacancies of properties, regulatory limitations on rents, losses due to environmental liabilities, property taxes and operating expenses. The Fund’s investments in real estate companies are particularly sensitive to economic downturns.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended April 30, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.18%; Investor Class, 1.35%; Class C, 1.93%; Class I, 0.83%; Class R3, 1.43% and Class R6, 0.74%. This agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $3,420,784 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $770,498 and paid the Subadvisor fees in the amount of $1,325,143.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments

24	MainStay CBRE Real Estate Fund

in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the year ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R3	$2,617
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares during the year ended April 30, 2022, were $11,130.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended April 30, 2022, of $1,376 and $171, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$406,017	$—
Investor Class	330	—
Class C	14,407	—
Class I	479,528	—
Class R3	5,430	—
Class R6	787	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
25

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$390,528,121	$84,639,617	$(8,620,187)	$76,019,430
As of April 30, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$20,358,903	$76,743,233	$(88,515)	$76,006,118	$173,019,739
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to Swiss reclaim.
The Fund utilized $4,075,359 of capital loss carryforwards during the year ended April 30, 2022.
During the years ended April 30, 2022 and April 30, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$8,176,041	$6,950,921
Long-Term Capital Gains	5,532,113	—
Return of Capital	—	10,993,387
Total	$13,708,154	$17,944,308
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $331,696 and $314,748, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended April 30, 2022 and April 30, 2021, were as follows:

26	MainStay CBRE Real Estate Fund

Class A	Shares	Amount
Year ended April 30, 2022:
Shares sold	2,474,614	$33,342,180
Shares issued to shareholders in reinvestment of distributions	407,302	5,603,692
Shares redeemed	(2,975,753)	(39,795,668)
Net increase (decrease) in shares outstanding before conversion	(93,837)	(849,796)
Shares converted into Class A (See Note 1)	11,379	146,928
Shares converted from Class A (See Note 1)	(4,131)	(53,907)
Net increase (decrease)	(86,589)	$(756,775)
Year ended April 30, 2021:
Shares sold	1,912,007	$19,807,123
Shares issued to shareholders in reinvestment of distributions	672,786	7,133,203
Shares redeemed	(4,784,088)	(48,087,615)
Net increase (decrease) in shares outstanding before conversion	(2,199,295)	(21,147,289)
Shares converted into Class A (See Note 1)	25,910	279,015
Shares converted from Class A (See Note 1)	(6,838)	(66,723)
Net increase (decrease)	(2,180,223)	$(20,934,997)

Investor Class	Shares	Amount
Year ended April 30, 2022:
Shares sold	4,933	$66,875
Shares issued to shareholders in reinvestment of distributions	448	6,176
Shares redeemed	(1,138)	(15,703)
Net increase (decrease) in shares outstanding before conversion	4,243	57,348
Shares converted into Investor Class (See Note 1)	973	12,962
Shares converted from Investor Class (See Note 1)	(1,093)	(13,822)
Net increase (decrease)	4,123	$56,488
Year ended April 30, 2021:
Shares sold	7,160	$73,066
Shares issued to shareholders in reinvestment of distributions	610	6,456
Shares redeemed	(3,999)	(40,668)
Net increase (decrease) in shares outstanding before conversion	3,771	38,854
Shares converted into Investor Class (See Note 1)	2,878	30,136
Shares converted from Investor Class (See Note 1)	(5,275)	(58,778)
Net increase (decrease)	1,374	$10,212

Class C	Shares	Amount
Year ended April 30, 2022:
Shares sold	51,919	$789,439
Shares issued to shareholders in reinvestment of distributions	10,012	156,795
Shares redeemed	(319,942)	(4,760,464)
Net increase (decrease) in shares outstanding before conversion	(258,011)	(3,814,230)
Shares converted from Class C (See Note 1)	(9,305)	(134,919)
Net increase (decrease)	(267,316)	$(3,949,149)
Year ended April 30, 2021:
Shares sold	13,736	$156,509
Shares issued to shareholders in reinvestment of distributions	30,443	355,098
Shares redeemed	(1,384,178)	(15,699,229)
Net increase (decrease) in shares outstanding before conversion	(1,339,999)	(15,187,622)
Shares converted from Class C (See Note 1)	(15,974)	(183,802)
Net increase (decrease)	(1,355,973)	$(15,371,424)

Class I	Shares	Amount
Year ended April 30, 2022:
Shares sold	4,016,150	$64,133,515
Shares issued to shareholders in reinvestment of distributions	390,452	6,333,075
Shares redeemed	(3,151,388)	(50,417,941)
Net increase (decrease) in shares outstanding before conversion	1,255,214	20,048,649
Shares converted into Class I (See Note 1)	3,502	53,907
Shares converted from Class I (See Note 1)	(107,874)	(1,682,829)
Net increase (decrease)	1,150,842	$18,419,727
Year ended April 30, 2021:
Shares sold	1,623,062	$18,603,965
Shares issued to shareholders in reinvestment of distributions	659,645	8,105,294
Shares redeemed	(10,376,512)	(120,614,824)
Net increase (decrease) in shares outstanding before conversion	(8,093,805)	(93,905,565)
Shares converted into Class I (See Note 1)	5,839	66,724
Net increase (decrease)	(8,087,966)	$(93,838,841)

27

Notes to Financial Statements (continued)
Class R3	Shares	Amount
Year ended April 30, 2022:
Shares sold	53,893	$721,265
Shares issued to shareholders in reinvestment of distributions	5,408	73,969
Shares redeemed	(47,089)	(640,654)
Net increase (decrease) in shares outstanding before conversion	12,212	154,580
Shares converted from Class R3 (See Note 1)	(850)	(11,149)
Net increase (decrease)	11,362	$143,431
Year ended April 30, 2021:
Shares sold	37,067	$373,204
Shares issued to shareholders in reinvestment of distributions	8,854	92,818
Shares redeemed	(134,032)	(1,314,154)
Net increase (decrease) in shares outstanding before conversion	(88,111)	(848,132)
Shares converted from Class R3 (See Note 1)	(5,845)	(66,572)
Net increase (decrease)	(93,956)	$(914,704)

Class R6	Shares	Amount
Year ended April 30, 2022:
Shares sold	522,511	$8,296,158
Shares issued to shareholders in reinvestment of distributions	32,944	534,424
Shares redeemed	(355,617)	(5,733,088)
Net increase (decrease) in shares outstanding before conversion	199,838	3,097,494
Shares converted into Class R6 (See Note 1)	107,874	1,682,829
Net increase (decrease)	307,712	$4,780,323
Year ended April 30, 2021:
Shares sold	398,765	$4,618,601
Shares issued to shareholders in reinvestment of distributions	94,137	1,095,377
Shares redeemed	(4,771,047)	(56,184,816)
Net increase (decrease)	(4,278,145)	$(50,470,838)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay CBRE Real Estate Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay CBRE Real Estate Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period ended April 30, 2022, the period June 1, 2019 through April 30, 2020, and each of the years or periods in the three-year period ended May 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the two-year period ended April 30, 2022, the period June 1, 2019 through April 30, 2020, and each of the years or periods in the three-year period ended May 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 27, 2022
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay CBRE Real Estate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Investment Management Listed Real Assets LLC (“CBRE”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and CBRE personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s

30	MainStay CBRE Real Estate Fund

consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Fund’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that CBRE provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated CBRE’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and CBRE’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at CBRE and New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed CBRE’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and CBRE regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to CBRE as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or CBRE had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and CBRE
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and CBRE due to their relationships with the Fund. The Board considered that CBRE’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of CBRE’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and CBRE and profits realized by New York Life Investments and its affiliates and CBRE, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and CBRE’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and CBRE that relates to certain current and future products that represents a conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the

32	MainStay CBRE Real Estate Fund

Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay CBRE Real Estate Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Federal Income Tax
Information (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
Accordingly, the Fund paid $5,532,113 as long term capital gain distributions.
For the fiscal year ended April 30, 2022, the Fund designated approximately $2,308 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

36	MainStay CBRE Real Estate Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Funds. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78
MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since
April 2021

*
This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
Interested Trustee
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78
MainStay VP Funds Trust: Trustee since
2016, Advisory Board Member (June
2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2016,
Advisory Board Member (June 2015 to
December 2015);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; VanEck Vectors Group of
Exchange-Traded Funds: Independent
Chairman of the Board of Trustees since
2008 and Trustee since 2006 (56
portfolios); and Berea College of
Kentucky: Trustee since 2009, Chair of
the Investment Committee since 2018

Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78
MainStay VP Funds Trust: Chairman since
January 2017 and Trustee since 2007
(31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Chairman since 2017
and Trustee since 2011;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; and Legg Mason Partners Funds:
Trustee since 1991 (45 portfolios)

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78
MainStay VP Funds Trust: Trustee since
2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

Richard H. Nolan, Jr. 1946****	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78
MainStay VP Funds Trust: Trustee since
2006 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

Independent Trustees

38	MainStay CBRE Real Estate Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78
MainStay VP Funds Trust: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021) (31
Portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
Two Harbors Investment Corp.: Member
since 2018, Chair of the Special
Committee since 2019;
Rhode Island School of Design: Director
and Chair of the Finance Committee
since 2015; and
Blue Cross Blue Shield of Rhode Island:
Director since 2019

Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78
MainStay VP Funds Trust: Trustee since
2016, Advisory Board Member (June
2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2016,
Advisory Board Member (June 2015 to
December 2015);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; Partners in Health: Trustee since
2019; Allstate Corporation: Director since
2015; and MSCI, Inc.: Director since
2017

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78
MainStay VP Funds Trust: Trustee since
2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and MainStay CBRE Global Infrastructure
Megatrends Fund; Trustee since June
2021

**
Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***
Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****
Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
39

Board of Trustees and Officers (Unaudited) (continued)

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017
Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment
Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of
Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC;
Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017;
Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ
Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal
Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global
Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development
(2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment
Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009
Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal
Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since
2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends
Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC
(2008 to 2012)

J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010
Managing Director and Associate General Counsel, New York Life Investment Management LLC since
2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities
Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure
Megatrends Fund since 2021

Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009
Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since
2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund
since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure
Megatrends Fund since 2021

Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020
Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New
York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief
Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and
Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust
(since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and
Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice
President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm
Municipal Opportunities Fund (since June 2021 and 2014 to 2020) and MainStay CBRE Global
Infrastructure Megatrends Fund (since 2021); Assistant Secretary, MainStay Funds, MainStay Funds
Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal
Opportunities Fund (2011 to 2014)

*
The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**
Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*

40	MainStay CBRE Real Estate Fund

This page intentionally left blank.

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1856716MS086-22
MSCBRE11-06/22
(NYLIM) NL480

MainStay ETF Asset Allocation Funds

 Message from the President and Annual Report
April 30, 2022

MainStay Defensive ETF Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Moderate ETF Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended April 30, 2022, started on a generally positive note. Despite a new wave of COVID-19 infections that disrupted life and commerce, financial markets were buoyed during the spring and summer of 2021 by economic recovery and the widespread availability of vaccines. Most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. As the period progressed, however, inflation began to creep up in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Bond prices slid as interest rates rose, and equity markets faltered. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
Despite the market decline that greeted the first four months of 2022, the S&P 500® Index, a widely regarded benchmark of market performance, remained in modestly positive territory for the 12-month reporting period. Some market sectors benefited from the prevailing conditions, with energy stocks soaring and value-oriented shares broadly gaining ground. In addition to energy, leading sectors included utilities and consumer staples. On the other hand, the information technology, financials and consumer discretionary sectors were subject to particularly sharp losses. Small- and mid-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as India and Indonesia, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated significant interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Defensive ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Year-Ended April 30, 2022
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	6/30/2020	-9.30%	-2.43%	2.47%
		Excluding sales charges		-6.49	-0.80	2.47
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2020	-8.19	-1.53	3.24
	if redeemed Within One Year of Purchase	Excluding sales charges		-7.28	-1.53	3.24
Class I Shares	No Sales Charge		6/30/2020	-6.25	-0.52	2.22
Class R3 Shares	No Sales Charge		6/30/2020	-6.91	-1.14	2.82
SIMPLE Class Shares	No Sales Charge		8/31/2020	-6.74	-2.64	2.74

1.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Since Inception
S&P 500® Index[1]	0.21%	18.70%
MSCI EAFE® Index (Net)[2]	-8.15	9.99
Bloomberg U.S. Aggregate Bond Index[3]	-8.51	-5.44
Defensive Allocation Composite Index[4]	-7.11	-1.23
Morningstar Allocation - 15% to 30% Equity Category Average[5]	-5.02	2.34

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.
The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies,
Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

2.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Defensive Allocation Composite Index as an additional benchmark. The Defensive Allocation Composite Index consists of the S&P 500®
Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 15%, 5% and 80%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Morningstar Allocation – 15% to 30% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 15% and 30%.
Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Defensive ETF Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Defensive ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$918.60	$3.81	$1,020.83	$4.01	0.80%
Class C Shares	$1,000.00	$915.00	$7.36	$1,017.11	$7.75	1.55%
Class I Shares	$1,000.00	$919.70	$2.62	$1,022.07	$2.76	0.55%
Class R3 Shares	$1,000.00	$916.90	$5.47	$1,019.09	$5.76	1.15%
SIMPLE Class Shares	$1,000.00	$917.30	$4.99	$1,019.59	$5.26	1.05%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of April 30, 2022 (Unaudited)
Equity Funds	23.1%
Fixed Income Funds	74.8
Short-Term Investments	19.4
Other Assets, Less Liabilities	(17.3)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Defensive ETF Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Defensive ETF Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022, Class I shares of MainStay Defensive ETF Allocation Fund returned −6.25%, underperforming the 0.21% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the −8.15% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −8.51% return of the Bloomberg U.S. Aggregate Bond Index, and the −7.11% return of the Defensive Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended April 30, 2022, Class I shares of the Fund underperformed the −5.02% return of the Morningstar Allocation—15% to 30% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively-managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the performance of the Fund moderately outperformed that of the internally maintained blend of indices. The reporting period can be divided on a calendar year basis. The final eight months of 2021 saw sizable market returns, although the Fund struggled from a relative performance perspective as a tilt toward value proved premature and an overweight allocation to small-company stocks weighed on results. This reversed dramatically in 2022, with significant outperformance overshadowing the softer results from earlier in the reporting period primarily due to active positioning at the asset-class level in several areas. Key positive contributions came from:
• short duration2 within fixed income,
• an emphasis on value over growth within stocks and
• specific exposure to energy and gold miner equities.
(Contributions take weightings and total returns into account.)
A variety of factors, all of them interconnected, contributed to the success of those positions. Among the more dominant were:
• Inflation: Early in the reporting period, the U.S. Federal Reserve (the “Fed”) finally acknowledged that inflationary pressures extended beyond “transitory,” pandemic-related determinants. Stubbornly high readings brought forth aggressively tighter policy assumptions, hammering long-duration fixed-income and equity price multiples.
• COVID-19: Although now endemic, at least in most Western countries, the contagion continued to send ripples through the global economy. Lockdowns in China that contributed to persistent supply chain disruptions, and hence inflation, were the most obvious example of this.
• Ukraine: Due to the conflict itself, which massively curtailed production within Ukraine, as well as the sanctions that were imposed on Russia in retaliation, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
• Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. Workers became scarce, increasing the likelihood of constrained production and wage growth over time, adding a little more fuel to the inflation fire.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: The Fund held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic demand supporting corporate earnings. Management of the Fund’s stock/bond mix added to performance.
Fixed income: We skewed the Fund’s holdings to favor shorter-maturity and lower-quality instruments that would be less sensitive to rising bond yields. This approach reflected our belief that inflationary pressures were somewhat structural in nature and likely to persist at elevated levels for the foreseeable future. Fixed-income positioning bolstered returns.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular,
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, the Fund tilted in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position and resetting geographic exposures to neutral, but not before performance was negatively affected.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Defensive Allocation Composite Index. The thesis behind this positioning was based on the small-cap asset class’s attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, small-cap stocks underperformed the broader market, detracting from the Fund’s relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Fund emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and health care. While this position detracted from returns during the first eight months of the reporting period, it enhanced returns from January through April 2022 – more than offsetting earlier losses – for a combined positive effect.
Other sector exposures: The Fund maintained a small position in gold miners as a hedge against inflation and/or a monetary policy mistake, in addition to a small position in upstream energy producers as a commodity play to provide an additional inflation hedge. Both positions made disproportionate positive contributions to return as commodity prices rose.
How did the Fund’s allocations change over the course of the reporting period?
Equity exposure was added and then removed primarily through the use of the Vanguard Mega Cap ETF. Its allocation at the end of the reporting period was slightly higher than at the beginning, reflecting purchases as the market softened in late-April 2022. One of the larger shifts in Fund allocations during the reporting period was a reduction in holdings of Vanguard Mega Cap Value ETF, using the proceeds to fund purchases of Invesco S&P® Low Volatility ETF, SPDR® S&P® Oil & Gas Exploration & Production ETF and VanEck Oil Services ETF. While value strategies performed quite well, the tilt into more defensive sectors with low volatility and the focus on energy were more profitable. The Fund also added exposure to iShares® Core S&P Small-Cap ETF and Schwab® U.S. Small-Cap ETF in keeping with its migration down the capitalization spectrum. Late in the reporting period, the Fund established a position in iShares® 20+ Year Treasury Bond ETF, adding a little duration to the Fund’s bond position in light of dramatically rising rates. Lastly, the Fund reduced its allocation to
iShares® Core MSCI EAFE ETF, trimming exposure to developed international markets in the wake of Russia’s invasion of Ukraine.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
Of the Underlying Equity ETFs held for the entire reporting period, only Vanguard Mega Cap Value ETF and VanEck Gold Miners ETF generated positive returns. Those posting the most significant losses were Schwab® U.S. Small-Cap ETF and iShares® Core MSCI EAFE ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
The Underlying Equity ETFs providing the highest total returns—Vanguard Mega Cap Value ETF and VanEck Gold Miners ETF—also produced the strongest positive contributions to performance, followed by SPDR® S&P® Oil & Gas Exploration & Production ETF. The most significant detractors were iShares® Core S&P Small-Cap ETF, iShares® Core MSCI EAFE ETF and Schwab® U.S. Small-Cap ETF.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
Invesco Senior Loan ETF generated a small positive return, while cash holdings were flat. All other Underlying Fixed-Income ETFs generated losses, with iShares® 0-5 Year High Yield Corporate Bond ETF posting the mildest declines. The largest losses came from iShares® Broad USD Investment Grade Corporate Bond ETF and Schwab® U.S. Aggregate Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
Invesco Senior Loan ETF made a very small positive contribution to performance, while cash holdings neither contributed nor detracted from returns. All other Underlying Fixed-Income ETFs generated losses, with Vanguard Short-Term Bond ETF detracting least. The most significant detractors from performance were Schwab® U.S. Aggregate Bond ETF, iShares® Core U.S. Aggregate Bond ETF and iShares® Broad USD Investment Grade Corporate Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market sold off in April 2022, we added to the Fund’s equity exposure, positioning the Fund with a modestly overweight

10	MainStay Defensive ETF Allocation Fund

allocation to equities as of April 30, 2022. We are fully cognizant of the many challenges facing stock prices (high inflation, rising rates, geopolitical conflict, supply chain disruptions and worker shortages), but we also perceive a supportive demand backdrop (robust corporate capital spending, solid household consumption, growing payrolls, healthy consumer sentiment and strong corporate balance sheets). The two appear in rough equilibrium, such that we expect a largely sideways market for the foreseeable future. Within that environment, we anticipate trading tactically on the Fund’s behalf, adding to equity holdings during periods of weakness and trimming them again as prices recover.
In terms of the Fund’s posture within asset classes, the positions described above remain intact as of April 30, 2022. The bias we expect to have the largest impact on active return is our preference for small-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Small-cap stocks, in contrast, cater primarily to a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value over growth stocks remains intact as of April 30, 2022 with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be very far away.
The Fund retains a position in gold miners as of April 30, 2022 reflecting our view that real interest rates are historically quite low. The Fund also maintains exposure to energy sector firms, as we envision sustained supply constraints keeping commodity prices elevated, preserving meaty profit margins for a couple of years to come.
Within fixed income, we have reduced the Fund’s short-duration posture as yields have climbed. As of April 30, 2022 the Fund’s duration is notably short of the benchmark. The Fund maintains a mild tilt toward credit as of April 30, 2022, as corporate fundamentals appear likely to remain sound for the foreseeable future. We may increase the Fund’s high-yield bond exposure if we see credit spreads widen much beyond 400 basis points. (A basis point is one one-hundredth of a percentage point.)
None of Schwab Strategic Trust, Schwab® U.S. Small-Cap ETF, Schwab® U.S. Aggregate Bond ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Defensive ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Defensive ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2022†

	Shares	Value
Investment Companies 97.9%
Equity Funds 23.1%
Health Care Select Sector SPDR Fund	347	$ 45,211
Invesco S&P 500 Low Volatility ETF (a)	2,231	145,796
iShares Core MSCI EAFE ETF	7,408	480,112
iShares Core S&P Small-Cap ETF	4,305	428,003
iShares Semiconductor ETF	69	27,654
Schwab U.S. Mid-Cap ETF	1,538	107,875
Schwab U.S. Small-Cap ETF	5,520	237,802
SPDR S&P Oil & Gas Exploration & Production ETF	527	69,464
VanEck Gold Miners ETF	2,455	85,900
VanEck Oil Services ETF (a)	263	69,369
Vanguard Mega Cap ETF	1,465	211,077
Vanguard Mega Cap Value ETF	1,851	188,987
Vanguard Mid-Cap ETF	796	174,133
Total Equity Funds (Cost $2,256,133)		2,271,383
Fixed Income Funds 74.8%
Invesco Senior Loan ETF (a)	45,347	977,682
iShares 0-5 Year High Yield Corporate Bond ETF (a)	21,779	930,181
iShares 20+ Year Treasury Bond ETF (a)	807	96,396
iShares Broad USD High Yield Corporate Bond ETF (a)	10,481	388,216
iShares Broad USD Investment Grade Corporate Bond ETF	18,917	984,819
iShares Core U.S. Aggregate Bond ETF	19,278	1,983,128
Schwab U.S. Aggregate Bond ETF	40,893	1,982,084
Total Fixed Income Funds (Cost $8,020,712)		7,342,506
Total Investment Companies (Cost $10,276,845)		9,613,889
Short-Term Investments 19.4%
Affiliated Investment Company 2.8%
MainStay U.S. Government Liquidity Fund, 0.397% (b)	274,097	274,097
Unaffiliated Investment Company 16.6%
Invesco Government & Agency Portfolio, 0.419% (b)(c)	1,632,075	1,632,075
Total Short-Term Investments (Cost $1,906,172)		1,906,172
Total Investments (Cost $12,183,017)	117.3%	11,520,061
Other Assets, Less Liabilities	(17.3)	(1,698,873)
Net Assets	100.0%	$ 9,821,188

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Defensive ETF Allocation Fund

†	Percentages indicated are based on Fund net assets.
(a)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $2,352,251; the total market value of collateral held by the Fund was $2,431,381. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of
$799,306. The Fund received cash collateral with a value of $1,632,075. (See Note 2(H))

(b)	Current yield as of April 30, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 292	$ 5,418	$ (5,436)	$ —	$ —	$ 274	$ —(a)	$ —	274

(a)	Less than $500.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 2,271,383	$ —	$ —	$ 2,271,383
Fixed Income Funds	7,342,506	—	—	7,342,506
Total Investment Companies	9,613,889	—	—	9,613,889
Short-Term Investments
Affiliated Investment Company	274,097	—	—	274,097
Unaffiliated Investment Company	1,632,075	—	—	1,632,075
Total Short-Term Investments	1,906,172	—	—	1,906,172
Total Investments in Securities	$ 11,520,061	$ —	$ —	$ 11,520,061

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2022

Assets
Investment in unaffiliated securities, at value (identified cost $11,908,920) including securities on loan of $2,352,251	$11,245,964
Investment in affiliated investment companies, at value (identified cost $274,097)	274,097
Receivables:
Investment securities sold	49,268
Manager (See Note 3)	7,976
Fund shares sold	3,588
Securities lending	3,056
Dividends	39
Other assets	31,268
Total assets	11,615,256
Liabilities
Cash collateral received for securities on loan	1,632,075
Payables:
Investment securities purchased	146,624
Custodian	5,836
Shareholder communication	4,325
NYLIFE Distributors (See Note 3)	2,146
Transfer agent (See Note 3)	1,182
Professional fees	779
Trustees	544
Accrued expenses	557
Total liabilities	1,794,068
Net assets	$9,821,188
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,034
Additional paid-in-capital	10,501,801
10,502,835
Total distributable earnings (loss)	(681,647)
Net assets	$9,821,188
Class A
Net assets applicable to outstanding shares	$9,365,828
Shares of beneficial interest outstanding	985,619
Net asset value per share outstanding	$9.50
Maximum sales charge (3.00% of offering price)	0.29
Maximum offering price per share outstanding	$9.79
Class C
Net assets applicable to outstanding shares	$117,411
Shares of beneficial interest outstanding	12,369
Net asset value and offering price per share outstanding	$9.49
Class I
Net assets applicable to outstanding shares	$34,841
Shares of beneficial interest outstanding	3,668
Net asset value and offering price per share outstanding	$9.50
Class R3
Net assets applicable to outstanding shares	$31,813
Shares of beneficial interest outstanding	3,351
Net asset value and offering price per share outstanding	$9.49
SIMPLE Class
Net assets applicable to outstanding shares	$271,295
Shares of beneficial interest outstanding	28,551
Net asset value and offering price per share outstanding	$9.50
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Defensive ETF Allocation Fund

Statement of Operations for the year ended April 30, 2022

Investment Income (Loss)
Income
Dividends-unaffiliated	$233,114
Securities lending	13,749
Dividends-affiliated	55
Total income	246,918
Expenses
Professional fees	43,555
Registration	43,248
Distribution/Service—Class A (See Note 3)	22,663
Distribution/Service—Class C (See Note 3)	1,438
Distribution/Service—Class R3 (See Note 3)	146
Distribution/Service—SIMPLE Class (See Note 3)	726
Manager (See Note 3)	19,051
Offering (See Note 2)	16,106
Custodian	13,910
Shareholder communication	1,868
Trustees	317
Transfer agent (See Note 3)	302
Shareholder service (See Note 3)	29
Miscellaneous	4,535
Total expenses before waiver/reimbursement	167,894
Expense waiver/reimbursement from Manager (See Note 3)	(90,499)
Net expenses	77,395
Net investment income (loss)	169,523
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	29,411
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(878,389)
Net realized and unrealized gain (loss)	(848,978)
Net increase (decrease) in net assets resulting from operations	$(679,455)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the year ended April 30, 2022 and the period June 30, 2020 (inception date) throughApril 30, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$169,523	$99,181
Net realized gain (loss)	29,411	26,414
Net change in unrealized appreciation (depreciation)	(878,389)	215,433
Net increase (decrease) in net assets resulting from operations	(679,455)	341,028
Distributions to shareholders:
Class A	(248,280)	(62,743)
Class C	(2,845)	(988)
Class I	(1,116)	(23,793)
Class R3	(758)	(193)
SIMPLE Class	(3,645)	(265)
Total distributions to shareholders	(256,644)	(87,982)
Capital share transactions:
Net proceeds from sales of shares	5,073,474	12,883,529
Net asset value of shares issued to shareholders in reinvestment of distributions	254,651	82,561
Cost of shares redeemed	(5,451,399)	(2,338,575)
Increase (decrease) in net assets derived from capital share transactions	(123,274)	10,627,515
Net increase (decrease) in net assets	(1,059,373)	10,880,561
Net Assets
Beginning of year	10,880,561	—
End of year	$9,821,188	$10,880,561
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Defensive ETF Allocation Fund

Financial Highlights selected per share data and ratios

	Year Ended April 30,	June 30, 2020^ through April 30,
Class A	2022	2021
Net asset value at beginning of year	$10.44	$10.00
Net investment income (loss) (a)	0.18	0.13
Net realized and unrealized gain (loss)	(0.84)	0.41
Total from investment operations	(0.66)	0.54
Less distributions:
From net investment income	(0.19)	(0.10)
From net realized gain on investments	(0.09)	—
Total distributions	(0.28)	(0.10)
Net asset value at end of year	$9.50	$10.44
Total investment return (b)	(6.49)%	5.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%	1.45%††
Net expenses (c)	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	1.75%	2.36%††
Portfolio turnover rate	79%	69%
Net assets at end of year (in 000’s)	$9,366	$8,572

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended April 30,	June 30, 2020^ through April 30,
Class C	2022	2021
Net asset value at beginning of year	$10.44	$10.00
Net investment income (loss) (a)	0.11	0.06
Net realized and unrealized gain (loss)	(0.85)	0.43
Total from investment operations	(0.74)	0.49
Less distributions:
From net investment income	(0.12)	(0.05)
From net realized gain on investments	(0.09)	—
Total distributions	(0.21)	(0.05)
Net asset value at end of year	$9.49	$10.44
Total investment return (b)	(7.28)%	4.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	0.74%††
Net expenses (c)	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	2.60%	3.13%††
Portfolio turnover rate	79%	69%
Net assets at end of year (in 000’s)	$117	$162

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 30, 2020^ through April 30,
Class I	2022	2021
Net asset value at beginning of year	$10.44	$10.00
Net investment income (loss) (a)	0.24	0.16
Net realized and unrealized gain (loss)	(0.87)	0.40
Total from investment operations	(0.63)	0.56
Less distributions:
From net investment income	(0.22)	(0.12)
From net realized gain on investments	(0.09)	—
Total distributions	(0.31)	(0.12)
Net asset value at end of year	$9.50	$10.44
Total investment return (b)	(6.25)%	5.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	1.82%††
Net expenses (c)	0.55%	0.55%††
Expenses (before waiver/reimbursement) (c)	1.50%	2.11%††
Portfolio turnover rate	79%	69%
Net assets at end of year (in 000’s)	$35	$2,040

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Defensive ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 30, 2020^ through April 30,
Class R3	2022	2021
Net asset value at beginning of year	$10.44	$10.00
Net investment income (loss) (a)	0.15	0.11
Net realized and unrealized gain (loss)	(0.85)	0.41
Total from investment operations	(0.70)	0.52
Less distributions:
From net investment income	(0.16)	(0.08)
From net realized gain on investments	(0.09)	—
Total distributions	(0.25)	(0.08)
Net asset value at end of year	$9.49	$10.44
Total investment return (b)	(6.91)%	5.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.22%††
Net expenses (c)	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	2.10%	2.71%††
Portfolio turnover rate	79%	69%
Net assets at end of year (in 000’s)	$32	$26

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended April 30,	August 31, 2020^ through April 30,
SIMPLE Class	2022	2021
Net asset value at beginning of year	$10.44	$10.26
Net investment income (loss) (a)	0.15	0.10
Net realized and unrealized gain (loss)	(0.83)	0.16
Total from investment operations	(0.68)	0.26
Less distributions:
From net investment income	(0.17)	(0.08)
From net realized gain on investments	(0.09)	—
Total distributions	(0.26)	(0.08)
Net asset value at end of year	$9.50	$10.44
Total investment return (b)	(6.74)%	2.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.13%††
Net expenses (c)	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	2.10%	2.63%††
Portfolio turnover rate	79%	69%
Net assets at end of year (in 000’s)	$271	$80

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Defensive ETF Allocation Fund

MainStay Conservative ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Year-Ended April 30, 2022
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	6/30/2020	-8.91%	1.26%	1.59%
		Excluding sales charges		-6.09	2.96	1.59
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2020	-7.73	2.12	2.34
	if redeemed Within One Year of Purchase	Excluding sales charges		-6.81	2.12	2.34
Class I Shares	No Sales Charge		6/30/2020	-5.86	3.16	1.34
Class R3 Shares	No Sales Charge		6/30/2020	-6.42	2.57	1.94
SIMPLE Class Shares	No Sales Charge		8/31/2020	-6.29	0.24	1.84

1.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
21

Benchmark Performance*	One Year	Since Inception
S&P 500® Index[1]	0.21%	18.70%
MSCI EAFE® Index (Net)[2]	-8.15	9.99
Bloomberg U.S. Aggregate Bond Index[3]	-8.51	-5.44
Conservative Allocation Composite Index[4]	-5.74	3.08
Morningstar Allocation - 30% to 50% Equity Category Average[5]	-5.63	5.24

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.
The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies,
Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

2.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500®
Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%.
Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

22	MainStay Conservative ETF Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$911.60	$3.79	$1,020.83	$4.01	0.80%
Class C Shares	$1,000.00	$908.00	$7.33	$1,017.11	$7.75	1.55%
Class I Shares	$1,000.00	$911.90	$2.61	$1,022.07	$2.76	0.55%
Class R3 Shares	$1,000.00	$910.00	$5.45	$1,019.09	$5.76	1.15%
SIMPLE Class Shares	$1,000.00	$910.50	$4.97	$1,019.59	$5.26	1.05%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
23

Asset Diversification as of April 30, 2022 (Unaudited)
Equity Funds	43.1%
Fixed Income Funds	55.2
Short-Term Investments	20.9
Other Assets, Less Liabilities	(19.2)
See Portfolio of Investments beginning on page 28 for specific holdings within these categories. The Fund’s holdings are subject to change.

24	MainStay Conservative ETF Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Conservative ETF Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022, Class I shares of MainStay Conservative ETF Allocation Fund returned −5.86%, underperforming the 0.21% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the −8.15% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −8.51% return of the Bloomberg U.S. Aggregate Bond Index, and underperformed the −5.74% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended April 30, 2022, Class I shares of the Fund underperformed the −5.63% return of the Morningstar Allocation—30% to 50% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively-managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the performance of the Fund moderately outperformed that of the internally maintained blend of indices. The reporting period can be divided on a calendar year basis. The final eight months of 2021 saw sizable market returns, although the Fund struggled from a relative performance perspective as a tilt toward value proved premature and an overweight allocation to small-company stocks weighed on results. This reversed dramatically in 2022, with significant outperformance overshadowing the softer results from earlier in the reporting period, primarily due to active positioning at the asset-class level in several areas. Key positive contributions came from:
• short duration2 within fixed income,
• an emphasis on value over growth within stocks and
• specific exposure to energy and gold miner equities.
(Contributions take weightings and total returns into account.)
A variety of factors, all of them interconnected, contributed to the success of those positions. Among the more dominant were:
• Inflation: Early in the reporting period, the U.S. Federal Reserve (the “Fed”) finally acknowledged that inflationary pressures extended beyond “transitory,” pandemic-related determinants. Stubbornly high readings brought forth aggressively tighter policy assumptions, hammering long-duration fixed-income and equity price multiples.
• COVID-19: Although now endemic, at least in most Western countries, the contagion continued to send ripples through the global economy. Lockdowns in China that contributed to persistent supply chain disruptions, and hence inflation, were the most obvious example of this.
• Ukraine: Due to the conflict itself, which massively curtailed production within Ukraine, as well as the sanctions that were imposed on Russia in retaliation, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
• Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. Workers became scarce, increasing the likelihood of constrained production and wage growth over time, adding a little more fuel to the inflation fire.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: The Fund held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic demand supporting corporate earnings. Management of the Fund’s stock/bond mix added to performance.
Fixed income: We skewed the Fund’s holdings to favor shorter-maturity and lower-quality instruments that would be less sensitive to rising bond yields. This approach reflected our belief that inflationary pressures were somewhat structural in nature and likely to persist at elevated levels for the foreseeable future. Fixed-income positioning bolstered returns.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular,
1.
See page 21 for other share class returns, which may be higher or lower than Class I share returns. See page 22 for more information on benchmark and peer group returns.
2.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
25

based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, the Fund tilted in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position and resetting geographic exposures to neutral, but not before performance was negatively affected.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Conservative Allocation Composite Index. The thesis behind this positioning was based on the small-cap asset class’s attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, small-cap stocks underperformed the broader market, detracting from the Fund’s relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Fund emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and health care. While this position detracted from returns during the first eight months of the reporting period, it enhanced returns from January through April 2022, more than offsetting earlier losses, for a combined positive effect.
Other sector exposures: The Fund maintained a small position in gold miners as a hedge against inflation and/or a monetary policy mistake, in addition to a small position in upstream energy producers as a commodity play to provide an additional inflation hedge. Both positions made disproportionate positive contributions to return as commodity prices rose.
How did the Fund’s allocations change over the course of the reporting period?
Equity exposure was added and then removed, primarily through the use of the Vanguard Mega Cap ETF. The equity allocation at the end of the reporting period was slightly higher than at the beginning, reflecting purchases as the market softened in late-April 2022. One of the larger shifts in Fund allocations during the reporting period was a reduction in holdings of Vanguard Mega Cap Value ETF, using the proceeds to fund purchases of Invesco S&P® Low Volatility ETF, SPDR® S&P® Oil & Gas Exploration & Production ETF and VanEck Oil Services ETF. While value strategies performed quite well, the tilt into more defensive sectors with low volatility, and the focus on energy were more profitable. The Fund also added exposure to iShares® Core S&P Small-Cap ETF and Schwab® U.S. Small-Cap ETF in keeping with its migration down the capitalization spectrum. Late in the reporting period, the Fund established a position in iShares® 20+ Year Treasury Bond ETF, adding a little duration to the Fund’s bond position in light of dramatically rising rates. Lastly, the Fund reduced its allocation to iShares® Core MSCI EAFE ETF, trimming exposure to developed international markets in the wake of Russia’s invasion of Ukraine.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
Of the Underlying Equity ETFs held for the entire reporting period, only Vanguard Mega Cap Value ETF and VanEck Gold Miners ETF generated positive returns. Those posting the most significant losses were Schwab® U.S. Small-Cap ETF and iShares® Core MSCI EAFE ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
The Underlying Equity ETFs providing the highest total returns—Vanguard Mega Cap Value ETF and VanEck Gold Miners ETF—also produced the strongest positive contributions to performance, followed by SPDR® S&P® Oil & Gas Exploration & Production ETF. The most significant detractors were iShares® Core S&P Small-Cap ETF, iShares® Core MSCI EAFE ETF and Schwab® U.S. Small-Cap ETF.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
Invesco Senior Loan ETF generated a small positive return, while cash holdings were flat. All other Underlying Fixed-Income ETFs generated losses, with iShares® 0-5 Year High Yield Corporate Bond ETF posting the mildest declines. The largest losses came from iShares® Broad USD Investment Grade Corporate Bond ETF and Schwab® U.S. Aggregate Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
Invesco Senior Loan ETF made a very small positive contribution to performance, while cash holdings neither contributed nor detracted from returns. All other Underlying Fixed-Income ETFs generated losses, with Vanguard Short-Term Bond ETF detracting least. The most significant detractors from performance were Schwab® U.S. Aggregate Bond ETF, iShares® Core U.S. Aggregate

26	MainStay Conservative ETF Allocation Fund

Bond ETF and iShares® Broad USD Investment Grade Corporate Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market sold off in April 2022, we added to the Fund’s equity exposure, positioning the Fund with a modestly overweight allocation to equities as of April 30, 2022. We are fully cognizant of the many challenges facing stock prices (high inflation, rising rates, geopolitical conflict, supply chain disruptions and worker shortages), but we also perceive a supportive demand backdrop (robust corporate capital spending, solid household consumption, growing payrolls, healthy consumer sentiment and strong corporate balance sheets). The two appear in rough equilibrium, such that we expect a largely sideways market for the foreseeable future. Within that environment, we anticipate trading tactically on the Fund’s behalf, adding to equity holdings during periods of weakness and trimming them again as prices recover.
In terms of the Fund’s posture within asset classes, the positions described above remain intact as of April 30, 2022. The bias we expect to have the largest impact on active return is our preference for small-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Small-cap stocks, in contrast, cater primarily to a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value over growth stocks remains intact as of April 30, 2022 with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be very far away.
The Fund retains a position in gold miners as of April 30, 2022, reflecting our view that real interest rates are historically quite low. The Fund also maintains exposure to energy sector firms as of April 30, 2022 as we envision sustained supply constraints keeping commodity prices elevated, preserving meaty profit margins for a couple of years to come.
Within fixed income, we have reduced the Fund’s short-duration posture as yields have climbed. As of April 30, 2022, the Fund’s duration is notably short of the benchmark. The Fund maintains a mild tilt toward credit, as corporate fundamentals appear likely to remain sound for the foreseeable future. We may increase the Fund’s high-yield bond exposure if we see credit spreads widen much beyond 400 basis points. (A basis point is one one-hundredth of a percentage point.)
None of Schwab Strategic Trust, Schwab® U.S. Small-Cap ETF, Schwab® U.S. Aggregate Bond ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Conservative ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Conservative ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
27

Portfolio of Investments April 30, 2022†

	Shares	Value
Investment Companies 98.3%
Equity Funds 43.1%
Health Care Select Sector SPDR Fund	1,283	$ 167,162
Invesco S&P 500 Low Volatility ETF (a)	7,732	505,286
iShares Core MSCI EAFE ETF	44,899	2,909,904
iShares Core MSCI Emerging Markets ETF	9,703	506,982
iShares Core S&P Small-Cap ETF	16,987	1,688,848
iShares Semiconductor ETF	277	111,016
Schwab U.S. Mid-Cap ETF	10,871	762,492
Schwab U.S. Small-Cap ETF	39,226	1,689,856
SPDR S&P Oil & Gas Exploration & Production ETF (a)	1,925	253,734
VanEck Gold Miners ETF	8,930	312,461
VanEck Oil Services ETF (a)	934	246,352
Vanguard Mega Cap ETF	25,188	3,629,087
Vanguard Mega Cap Value ETF (a)	8,208	838,037
Vanguard Mid-Cap ETF (a)	5,690	1,244,744
Total Equity Funds (Cost $14,484,562)		14,865,961
Fixed Income Funds 55.2%
Invesco Senior Loan ETF (a)	121,646	2,622,688
iShares 0-5 Year High Yield Corporate Bond ETF (a)	56,869	2,428,875
iShares 20+ Year Treasury Bond ETF (a)	2,929	349,869
iShares Broad USD High Yield Corporate Bond ETF (a)	37,125	1,375,110
iShares Broad USD Investment Grade Corporate Bond ETF (a)	47,269	2,460,824
iShares Core U.S. Aggregate Bond ETF	47,796	4,916,774
Schwab U.S. Aggregate Bond ETF	101,438	4,916,700
Total Fixed Income Funds (Cost $20,808,092)		19,070,840
Total Investment Companies (Cost $35,292,654)		33,936,801
Short-Term Investments 20.9%
Affiliated Investment Company 2.7%
MainStay U.S. Government Liquidity Fund, 0.397% (b)	918,920	918,920
Unaffiliated Investment Companies 18.2%
BlackRock Liquidity FedFund, 0.375% (b)(c)	500,000	500,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay Conservative ETF Allocation Fund

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies (continued)
Invesco Government & Agency Portfolio, 0.419% (b)(c)	5,802,714	$ 5,802,714
Total Unaffiliated Investment Companies (Cost $6,302,714)		6,302,714
Total Short-Term Investments (Cost $7,221,634)		7,221,634
Total Investments (Cost $42,514,288)	119.2%	41,158,435
Other Assets, Less Liabilities	(19.2)	(6,619,864)
Net Assets	100.0%	$ 34,538,571

†	Percentages indicated are based on Fund net assets.
(a)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $8,326,407; the total market value of collateral held by the Fund was $8,716,848. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of
$2,414,134. The Fund received cash collateral with a value of $6,302,714. (See Note 2(H))

(b)	Current yield as of April 30, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 708	$ 16,342	$ (16,131)	$ —	$ —	$ 919	$ —(a)	$ —	919

(a)	Less than $500.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 14,865,961	$ —	$ —	$ 14,865,961
Fixed Income Funds	19,070,840	—	—	19,070,840
Total Investment Companies	33,936,801	—	—	33,936,801
Short-Term Investments
Affiliated Investment Company	918,920	—	—	918,920
Unaffiliated Investment Companies	6,302,714	—	—	6,302,714
Total Short-Term Investments	7,221,634	—	—	7,221,634
Total Investments in Securities	$ 41,158,435	$ —	$ —	$ 41,158,435

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay Conservative ETF Allocation Fund

Statement of Assets and Liabilities as of April 30, 2022

Assets
Investment in unaffiliated securities, at value (identified cost $41,595,368) including securities on loan of $8,326,407	$40,239,515
Investment in affiliated investment companies, at value (identified cost $918,920)	918,920
Cash	58
Receivables:
Investment securities sold	173,155
Fund shares sold	98,108
Securities lending	10,340
Manager (See Note 3)	2,870
Dividends	123
Other assets	30,789
Total assets	41,473,878
Liabilities
Cash collateral received for securities on loan	6,302,714
Payables:
Investment securities purchased	581,587
Fund shares redeemed	26,992
NYLIFE Distributors (See Note 3)	7,758
Custodian	6,556
Transfer agent (See Note 3)	4,864
Shareholder communication	2,346
Professional fees	673
Trustees	2
Accrued expenses	1,815
Total liabilities	6,935,307
Net assets	$34,538,571
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,381
Additional paid-in-capital	36,235,121
36,238,502
Total distributable earnings (loss)	(1,699,931)
Net assets	$34,538,571
Class A
Net assets applicable to outstanding shares	$32,925,236
Shares of beneficial interest outstanding	3,222,917
Net asset value per share outstanding	$10.22
Maximum sales charge (3.00% of offering price)	0.32
Maximum offering price per share outstanding	$10.54
Class C
Net assets applicable to outstanding shares	$412,787
Shares of beneficial interest outstanding	40,495
Net asset value and offering price per share outstanding	$10.19
Class I
Net assets applicable to outstanding shares	$33,344
Shares of beneficial interest outstanding	3,268
Net asset value and offering price per share outstanding	$10.20
Class R3
Net assets applicable to outstanding shares	$90,068
Shares of beneficial interest outstanding	8,825
Net asset value and offering price per share outstanding	$10.21
SIMPLE Class
Net assets applicable to outstanding shares	$1,077,136
Shares of beneficial interest outstanding	105,538
Net asset value and offering price per share outstanding	$10.21
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the year ended April 30, 2022

Investment Income (Loss)
Income
Dividends-unaffiliated	$727,947
Securities lending	45,150
Dividends-affiliated	177
Total income	773,274
Expenses
Distribution/Service—Class A (See Note 3)	76,642
Distribution/Service—Class C (See Note 3)	4,528
Distribution/Service—Class R3 (See Note 3)	407
Distribution/Service—SIMPLE Class (See Note 3)	3,075
Manager (See Note 3)	63,730
Registration	48,567
Professional fees	44,587
Custodian	17,539
Offering (See Note 2)	16,896
Transfer agent (See Note 3)	12,348
Shareholder communication	1,886
Trustees	375
Shareholder service (See Note 3)	82
Miscellaneous	5,171
Total expenses before waiver/reimbursement	295,833
Expense waiver/reimbursement from Manager (See Note 3)	(35,840)
Net expenses	259,993
Net investment income (loss)	513,281
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(90,363)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(2,811,868)
Net realized and unrealized gain (loss)	(2,902,231)
Net increase (decrease) in net assets resulting from operations	$(2,388,950)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay Conservative ETF Allocation Fund

Statements of Changes in Net Assets
for the year ended April 30, 2022 and the period June 30, 2020 (inception date) throughApril 30, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$513,281	$166,661
Net realized gain (loss)	(90,363)	(30,925)
Net change in unrealized appreciation (depreciation)	(2,811,868)	1,456,015
Net increase (decrease) in net assets resulting from operations	(2,388,950)	1,591,751
Distributions to shareholders:
Class A	(713,856)	(142,574)
Class C	(6,834)	(1,479)
Class I	(1,541)	(23,570)
Class R3	(1,667)	(412)
SIMPLE Class	(13,388)	(450)
Total distributions to shareholders	(737,286)	(168,485)
Capital share transactions:
Net proceeds from sales of shares	19,899,906	28,017,054
Net asset value of shares issued to shareholders in reinvestment of distributions	727,750	162,923
Cost of shares redeemed	(7,710,201)	(4,855,891)
Increase (decrease) in net assets derived from capital share transactions	12,917,455	23,324,086
Net increase (decrease) in net assets	9,791,219	24,747,352
Net Assets
Beginning of year	24,747,352	—
End of year	$34,538,571	$24,747,352
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios

	Year Ended April 30,	June 30, 2020^ through April 30,
Class A	2022	2021
Net asset value at beginning of year	$11.13	$10.00
Net investment income (loss) (a)	0.18	0.11
Net realized and unrealized gain (loss)	(0.84)	1.12
Total from investment operations	(0.66)	1.23
Less distributions:
From net investment income	(0.18)	(0.09)
From net realized gain on investments	(0.07)	(0.01)
Total distributions	(0.25)	(0.10)
Net asset value at end of year	$10.22	$11.13
Total investment return (b)	(6.09)%	12.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	1.25%††
Net expenses (c)	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.91%	1.49%††
Portfolio turnover rate	62%	56%
Net assets at end of year (in 000’s)	$32,925	$23,951

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended April 30,	June 30, 2020^ through April 30,
Class C	2022	2021
Net asset value at beginning of year	$11.10	$10.00
Net investment income (loss) (a)	0.10	0.05
Net realized and unrealized gain (loss)	(0.85)	1.10
Total from investment operations	(0.75)	1.15
Less distributions:
From net investment income	(0.09)	(0.04)
From net realized gain on investments	(0.07)	(0.01)
Total distributions	(0.16)	(0.05)
Net asset value at end of year	$10.19	$11.10
Total investment return (b)	(6.81)%	11.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%	0.58%††
Net expenses (c)	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.73%	2.24%††
Portfolio turnover rate	62%	56%
Net assets at end of year (in 000’s)	$413	$472

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay Conservative ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 30, 2020^ through April 30,
Class I	2022	2021
Net asset value at beginning of year	$11.13	$10.00
Net investment income (loss) (a)	0.21	0.15
Net realized and unrealized gain (loss)	(0.85)	1.10
Total from investment operations	(0.64)	1.25
Less distributions:
From net investment income	(0.22)	(0.11)
From net realized gain on investments	(0.07)	(0.01)
Total distributions	(0.29)	(0.12)
Net asset value at end of year	$10.20	$11.13
Total investment return (b)	(5.86)%	12.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	1.71%††
Net expenses (c)	0.55%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.66%	1.24%††
Portfolio turnover rate	62%	56%
Net assets at end of year (in 000’s)	$33	$61

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 30, 2020^ through April 30,
Class R3	2022	2021
Net asset value at beginning of year	$11.12	$10.00
Net investment income (loss) (a)	0.14	0.07
Net realized and unrealized gain (loss)	(0.84)	1.12
Total from investment operations	(0.70)	1.19
Less distributions:
From net investment income	(0.14)	(0.06)
From net realized gain on investments	(0.07)	(0.01)
Total distributions	(0.21)	(0.07)
Net asset value at end of year	$10.21	$11.12
Total investment return (b)	(6.42)%	11.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	0.79%††
Net expenses (c)	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.26%	1.84%††
Portfolio turnover rate	62%	56%
Net assets at end of year (in 000’s)	$90	$68

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay Conservative ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	August 31, 2020^ through April 30,
SIMPLE Class	2022	2021
Net asset value at beginning of year	$11.12	$10.46
Net investment income (loss) (a)	0.14	0.08
Net realized and unrealized gain (loss)	(0.82)	0.66
Total from investment operations	(0.68)	0.74
Less distributions:
From net investment income	(0.16)	(0.07)
From net realized gain on investments	(0.07)	(0.01)
Total distributions	(0.23)	(0.08)
Net asset value at end of year	$10.21	$11.12
Total investment return (b)	(6.29)%	7.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	0.92%††
Net expenses (c)	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.23%	1.74%††
Portfolio turnover rate	62%	56%
Net assets at end of year (in 000’s)	$1,077	$195

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

MainStay Moderate ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Year-Ended April 30, 2022
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	6/30/2020	-8.43%	5.03%	1.12%
		Excluding sales charges		-5.60	6.79	1.12
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2020	-7.37	5.95	1.85
	if redeemed Within One Year of Purchase	Excluding sales charges		-6.44	5.95	1.85
Class I Shares	No Sales Charge		6/30/2020	-5.31	7.12	0.87
Class R3 Shares	No Sales Charge		6/30/2020	-5.92	6.46	1.47
SIMPLE Class Shares	No Sales Charge		8/31/2020	-5.89	3.08	1.35

1.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

38	MainStay Moderate ETF Allocation Fund

Benchmark Performance*	One Year	Since Inception
S&P 500® Index[1]	0.21%	18.70%
MSCI EAFE® Index (Net)[2]	-8.15	9.99
Bloomberg U.S. Aggregate Bond Index[3]	-8.51	-5.44
Moderate Allocation Composite Index[4]	-4.42	7.48
Morningstar Allocation-50% to 70% Equity Category Average[5]	-4.42	9.84

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.
The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies,
Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

2.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.
Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
39

Cost in Dollars of a $1,000 Investment in MainStay Moderate ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Class A Shares	$1,000.00	$903.70	$3.54	$1,021.08	$3.76	0.75%
Class C Shares	$1,000.00	$899.10	$7.82	$1,016.56	$8.30	1.66%
Class I Shares	$1,000.00	$905.00	$2.31	$1,022.37	$2.46	0.49%
Class R3 Shares	$1,000.00	$902.00	$5.14	$1,019.39	$5.46	1.09%
SIMPLE Class Shares	$1,000.00	$902.30	$5.14	$1,019.39	$5.46	1.09%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	During the year ended April 30, 2022, the Fund had expense limitations on Total Annual Operating Expenses (See Note 3A) that were lower than the Net Expense Ratios during the six-month period.

40	MainStay Moderate ETF Allocation Fund

Asset Diversification as of April 30, 2022 (Unaudited)
Equity Funds	63.0%
Fixed Income Funds	35.5
Short-Term Investments	17.9
Other Assets, Less Liabilities	(16.4)
See Portfolio of Investments beginning on page 45 for specific holdings within these categories. The Fund’s holdings are subject to change.

41

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Moderate ETF Allocation Fund perform relative to its benchmarks and peer group during the reporting period ended April 30, 2022?
For the 12 months ended April 30, 2022, Class I shares of MainStay Moderate ETF Allocation Fund returned −5.31%, underperforming the 0.21% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the −8.15% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −8.51% return of the Bloomberg U.S. Aggregate Bond Index, and underperformed the −4.42% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended April 30, 2022, Class I shares of the Fund underperformed the −4.42% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively-managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the performance of the Fund moderately outperformed that of the internally maintained blend of indices. The reporting period can be divided on a calendar year basis. The final eight months of 2021 saw sizable market returns, although the Fund struggled from a relative performance perspective as a tilt toward value proved premature and an overweight allocation to small-company stocks weighed on results. This reversed dramatically in 2022, with significant outperformance overshadowing the softer results from earlier in the reporting period, primarily due to active positioning at the asset-class level in several areas. Key positive contributions came from:
• short duration2 within fixed income,
• an emphasis on value over growth within stocks and
• specific exposure to energy and gold miner equities.
(Contributions take weightings and total returns into account.)
A variety of factors, all of them interconnected, contributed to the success of those positions. Among the more dominant were:
• Inflation: Early in the reporting period, the U.S. Federal Reserve (the “Fed”) finally acknowledged that inflationary pressures extended beyond “transitory,” pandemic-related determinants. Stubbornly high readings brought forth aggressively tighter policy assumptions, hammering long-duration fixed-income and equity price multiples.
• COVID-19: Although now endemic, at least in most Western countries, the contagion continued to send ripples through the global economy. Lockdowns in China that contributed to persistent supply chain disruptions, and hence inflation, were the most obvious example of this.
• Ukraine: Due to the conflict itself, which massively curtailed production within Ukraine, as well as the sanctions that were imposed on Russia in retaliation, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
• Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. Workers became scarce, increasing the likelihood of constrained production and wage growth over time, adding a little more fuel to the inflation fire.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: The Fund held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic demand supporting corporate earnings. Management of the Fund’s stock/bond mix added to performance.
Fixed income: We skewed the Fund’s holdings to favor shorter-maturity and lower-quality instruments that would be less sensitive to rising bond yields. This approach reflected our belief that inflationary pressures were somewhat structural in nature and likely to persist at elevated levels for the foreseeable future. Fixed-income positioning bolstered returns.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular,
1.
See page 38 for other share class returns, which may be higher or lower than Class I share returns. See page 39 for more information on benchmark and peer group returns.
2.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

42	MainStay Moderate ETF Allocation Fund

based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, the Fund tilted in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position and resetting geographic exposures to neutral, but not before performance was negatively affected.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Moderate Allocation Composite Index. The thesis behind this positioning was based on the small-cap asset class’s attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, small-cap stocks underperformed the broader market, detracting from the Fund’s relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Fund emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and health care. While this position detracted from returns during the first eight months of the reporting period, it enhanced returns from January through April 2022, – more than offsetting earlier losses – for a combined positive effect.
Other sector exposures: The Fund maintained a small position in gold miners as a hedge against inflation and/or a monetary policy mistake, in addition to a small position in upstream energy producers as a commodity play to provide an additional inflation hedge. Both positions made disproportionate positive contributions to return as commodity prices rose.
How did the Fund’s allocations change over the course of the reporting period?
Equity exposure was added and then removed primarily through the use of the Vanguard Mega Cap ETF. The equity allocation at the end of the reporting period was slightly higher than at the beginning, reflecting purchases as the market softened in late-April 2022. One of the larger shifts in Fund allocations during the reporting period was a reduction in holdings of Vanguard Mega Cap Value ETF, using the proceeds to fund purchases of Invesco S&P® Low Volatility ETF, SPDR® S&P® Oil & Gas Exploration & Production ETF and VanEck Oil Services ETF. While value strategies performed quite well, the tilt into more defensive sectors with low volatility and the focus on energy were more profitable. The Fund also added exposure to iShares® Core S&P Small-Cap ETF and Schwab® U.S. Small-Cap ETF in keeping with its migration down the capitalization spectrum. Late in the reporting period, the Fund established a position in iShares® 20+ Year Treasury Bond ETF, adding a little duration to the Fund’s bond position in light of dramatically rising rates. Lastly, the Fund reduced its allocation to iShares® Core MSCI EAFE ETF, trimming exposure to developed international markets in the wake of Russia’s invasion of Ukraine.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
Of the Underlying Equity ETFs held for the entire reporting period, only Vanguard Mega Cap Value ETF and VanEck Gold Miners ETF generated positive returns. Those posting the most significant losses were Schwab® U.S. Small-Cap ETF and iShares® Core MSCI EAFE ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
The Underlying Equity ETFs providing the highest total returns—Vanguard Mega Cap Value ETF and VanEck Gold Miners ETF—also produced the strongest positive contributions to performance, followed by SPDR® S&P® Oil & Gas Exploration & Production ETF. The most significant detractors were iShares® Core MSCI EAFE ETF, Schwab® U.S. Small-Cap ETF and Schwab® U.S. Mid-Cap ETF.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
Invesco Senior Loan ETF generated a small positive return, while cash holdings were flat. All other Underlying Fixed-Income ETFs generated losses, with iShares® 0-5 Year High Yield Corporate Bond ETF posting the mildest declines. The largest losses came from iShares® Broad USD Investment Grade Corporate Bond ETF and Schwab® U.S. Aggregate Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
Invesco Senior Loan ETF made a very small positive contribution to performance, while cash holdings neither contributed nor detracted from returns. All other Underlying Fixed-Income ETFs generated losses, with Vanguard Short-Term Bond ETF detracting least. The most significant detractors from performance were iShares® Broad USD Investment Grade Corporate Bond ETF and iShares® 0-5 Year High Yield Corporate Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market sold off in April 2022, we added to the Fund’s equity exposure, positioning the Fund with a modestly overweight
43

allocation to equities as of April 30, 2022. We are fully cognizant of the many challenges facing stock prices (high inflation, rising rates, geopolitical conflict, supply chain disruptions and worker shortages), but we also perceive a supportive demand backdrop (robust corporate capital spending, solid household consumption, growing payrolls, healthy consumer sentiment and strong corporate balance sheets). The two appear in rough equilibrium, such that we expect a largely sideways market for the foreseeable future. Within that environment, we anticipate trading tactically on the Fund’s behalf, adding to equity holdings during periods of weakness and trimming them again as prices recover.
In terms of the Fund’s posture within asset classes, the positions described above remain intact as of April 30, 2022. The bias we expect to have the largest impact on active return is our preference for small-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Small-cap stocks, in contrast, cater primarily to a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value over growth stocks remains intact as of April 30, 2022 with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be very far away.
The Fund retains a position in gold miners as of April 30, 2022 reflecting our view that real interest rates are historically quite low. The Fund also maintains exposure to energy sector firms as of April 30, 2022 as we envision sustained supply constraints keeping commodity prices elevated, preserving meaty profit margins for a couple of years to come.
Within fixed income, we have reduced the Fund’s short-duration posture as yields have climbed. As of April 30, 2022, the Fund’s duration is notably short of the benchmark. The Fund maintains a mild tilt toward credit, as corporate fundamentals appear likely to remain sound for the foreseeable future. We may increase the
Fund’s high-yield bond exposure if we see credit spreads widen much beyond 400 basis points. (A basis point is one one-hundredth of a percentage point.)
None of Schwab Strategic Trust, Schwab® U.S. Small-Cap ETF, Schwab® U.S. Mid-Cap ETF, Schwab® U.S. Aggregate Bond ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Moderate ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Moderate ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

44	MainStay Moderate ETF Allocation Fund

Portfolio of Investments April 30, 2022†

	Shares	Value
Investment Companies 98.5%
Equity Funds 63.0%
Health Care Select Sector SPDR Fund	3,362	$ 438,035
Invesco S&P 500 Low Volatility ETF	20,531	1,341,701
iShares Core MSCI EAFE ETF	173,114	11,219,518
iShares Core MSCI Emerging Markets ETF	43,993	2,298,634
iShares Core S&P Small-Cap ETF	44,596	4,433,734
iShares Semiconductor ETF	724	290,165
Schwab U.S. Mid-Cap ETF	52,487	3,681,438
Schwab U.S. Small-Cap ETF	102,682	4,423,541
SPDR S&P Oil & Gas Exploration & Production ETF (a)	5,119	674,736
VanEck Gold Miners ETF	23,599	825,729
VanEck Oil Services ETF (a)	2,529	667,049
Vanguard Mega Cap ETF	128,424	18,503,329
Vanguard Mega Cap Value ETF	21,763	2,222,002
Vanguard Mid-Cap ETF (a)	27,554	6,027,713
Total Equity Funds (Cost $56,204,853)		57,047,324
Fixed Income Funds 35.5%
Invesco Senior Loan ETF (a)	214,615	4,627,099
iShares 0-5 Year High Yield Corporate Bond ETF (a)	97,425	4,161,022
iShares 20+ Year Treasury Bond ETF (a)	7,740	924,543
iShares Broad USD High Yield Corporate Bond ETF (a)	98,842	3,661,108
iShares Broad USD Investment Grade Corporate Bond ETF (a)	71,974	3,746,967
iShares Core U.S. Aggregate Bond ETF	73,166	7,526,586
Schwab U.S. Aggregate Bond ETF (a)	155,281	7,526,470
Total Fixed Income Funds (Cost $34,952,752)		32,173,795
Total Investment Companies (Cost $91,157,605)		89,221,119
Short-Term Investments 17.9%
Affiliated Investment Company 2.5%
MainStay U.S. Government Liquidity Fund, 0.397% (b)	2,259,549	2,259,549
Unaffiliated Investment Companies 15.4%
BlackRock Liquidity FedFund, 0.375% (b)(c)	3,000,000	3,000,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2022† (continued)
	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies (continued)
Invesco Government & Agency Portfolio, 0.419% (b)(c)	11,010,023	$ 11,010,023
Total Unaffiliated Investment Companies (Cost $14,010,023)		14,010,023
Total Short-Term Investments (Cost $16,269,572)		16,269,572
Total Investments (Cost $107,427,177)	116.4%	105,490,691
Other Assets, Less Liabilities	(16.4)	(14,879,823)
Net Assets	100.0%	$ 90,610,868

†	Percentages indicated are based on Fund net assets.
(a)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $15,292,025; the total market value of collateral held by the Fund was $15,834,428. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of
$1,824,405. The Fund received cash collateral with a value of $14,010,023. (See Note 2(H))

(b)	Current yield as of April 30, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 1,505	$ 34,739	$ (33,984)	$ —	$ —	$ 2,260	$ —(a)	$ —	2,260

(a)	Less than $500.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

46	MainStay Moderate ETF Allocation Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 57,047,324	$ —	$ —	$ 57,047,324
Fixed Income Funds	32,173,795	—	—	32,173,795
Total Investment Companies	89,221,119	—	—	89,221,119
Short-Term Investments
Affiliated Investment Company	2,259,549	—	—	2,259,549
Unaffiliated Investment Companies	14,010,023	—	—	14,010,023
Total Short-Term Investments	16,269,572	—	—	16,269,572
Total Investments in Securities	$ 105,490,691	$ —	$ —	$ 105,490,691

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Statement of Assets and Liabilities as of April 30, 2022

Assets
Investment in unaffiliated securities, at value (identified cost $105,167,628) including securities on loan of $15,292,025	$103,231,142
Investment in affiliated investment companies, at value (identified cost $2,259,549)	2,259,549
Receivables:
Investment securities sold	456,837
Fund shares sold	114,466
Securities lending	17,484
Dividends	322
Other assets	32,632
Total assets	106,112,432
Liabilities
Cash collateral received for securities on loan	14,010,023
Due to custodian	52
Payables:
Investment securities purchased	1,423,535
NYLIFE Distributors (See Note 3)	20,254
Manager (See Note 3)	15,248
Transfer agent (See Note 3)	13,573
Custodian	7,156
Fund shares redeemed	5,137
Professional fees	1,011
Shareholder communication	938
Trustees	48
Accrued expenses	4,589
Total liabilities	15,501,564
Net assets	$90,610,868
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,195
Additional paid-in-capital	93,200,104
93,208,299
Total distributable earnings (loss)	(2,597,431)
Net assets	$90,610,868
Class A
Net assets applicable to outstanding shares	$86,128,058
Shares of beneficial interest outstanding	7,788,812
Net asset value per share outstanding	$11.06
Maximum sales charge (3.00% of offering price)	0.34
Maximum offering price per share outstanding	$11.40
Class C
Net assets applicable to outstanding shares	$389,050
Shares of beneficial interest outstanding	35,361
Net asset value and offering price per share outstanding	$11.00
Class I
Net assets applicable to outstanding shares	$73,073
Shares of beneficial interest outstanding	6,603
Net asset value and offering price per share outstanding	$11.07
Class R3
Net assets applicable to outstanding shares	$853,744
Shares of beneficial interest outstanding	77,327
Net asset value and offering price per share outstanding	$11.04
SIMPLE Class
Net assets applicable to outstanding shares	$3,166,943
Shares of beneficial interest outstanding	287,107
Net asset value and offering price per share outstanding	$11.03
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

48	MainStay Moderate ETF Allocation Fund

Statement of Operations for the year ended April 30, 2022

Investment Income (Loss)
Income
Dividends-unaffiliated	$1,693,938
Securities lending	78,471
Dividends-affiliated	452
Total income	1,772,861
Expenses
Distribution/Service—Class A (See Note 3)	191,888
Distribution/Service—Class C (See Note 3)	5,442
Distribution/Service—Class R3 (See Note 3)	3,262
Distribution/Service—SIMPLE Class (See Note 3)	8,389
Manager (See Note 3)	159,396
Registration	62,619
Professional fees	47,351
Transfer agent (See Note 3)	39,233
Custodian	20,643
Offering (See Note 2)	17,229
Shareholder communication	4,907
Trustees	1,685
Shareholder service (See Note 3)	653
Miscellaneous	6,407
Total expenses before waiver/reimbursement	569,104
Expense waiver/reimbursement from Manager (See Note 3)	(42)
Net expenses	569,062
Net investment income (loss)	1,203,799
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(597,640)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(6,742,990)
Net realized and unrealized gain (loss)	(7,340,630)
Net increase (decrease) in net assets resulting from operations	$(6,136,831)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Statements of Changes in Net Assets
for the year ended April 30, 2022 and the period June 30, 2020 (inception date) throughApril 30, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,203,799	$262,753
Net realized gain (loss)	(597,640)	(90,057)
Net change in unrealized appreciation (depreciation)	(6,742,990)	4,806,504
Net increase (decrease) in net assets resulting from operations	(6,136,831)	4,979,200
Distributions to shareholders:
Class A	(1,190,376)	(197,353)
Class C	(3,546)	(1,749)
Class I	(1,128)	(19,970)
Class R3	(9,056)	(240)
SIMPLE Class	(22,031)	(758)
Total distributions to shareholders	(1,226,137)	(220,070)
Capital share transactions:
Net proceeds from sales of shares	54,296,195	57,643,234
Net asset value of shares issued to shareholders in reinvestment of distributions	1,224,058	217,534
Cost of shares redeemed	(13,327,228)	(6,839,087)
Increase (decrease) in net assets derived from capital share transactions	42,193,025	51,021,681
Net increase (decrease) in net assets	34,830,057	55,780,811
Net Assets
Beginning of year	55,780,811	—
End of year	$90,610,868	$55,780,811
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

50	MainStay Moderate ETF Allocation Fund

Financial Highlights selected per share data and ratios

	Year Ended April 30,	June 30, 2020^ through April 30,
Class A	2022	2021
Net asset value at beginning of year	$11.88	$10.00
Net investment income (loss) (a)	0.18	0.10
Net realized and unrealized gain (loss)	(0.83)	1.85
Total from investment operations	(0.65)	1.95
Less distributions:
From net investment income	(0.15)	(0.06)
From net realized gain on investments	(0.02)	(0.01)
Total distributions	(0.17)	(0.07)
Net asset value at end of year	$11.06	$11.88
Total investment return (b)	(5.60)%	19.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.02%††
Net expenses (c)	0.70%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.70%	1.04%††
Portfolio turnover rate	58%	45%
Net assets at end of year (in 000’s)	$86,128	$54,345

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended April 30,	June 30, 2020^ through April 30,
Class C	2022	2021
Net asset value at beginning of year	$11.83	$10.00
Net investment income (loss) (a)	0.08	0.03
Net realized and unrealized gain (loss)	(0.83)	1.85
Total from investment operations	(0.75)	1.88
Less distributions:
From net investment income	(0.06)	(0.04)
From net realized gain on investments	(0.02)	(0.01)
Total distributions	(0.08)	(0.05)
Net asset value at end of year	$11.00	$11.83
Total investment return (b)	(6.44)%	18.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70%	0.29%††
Net expenses (c)	1.54%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.54%	1.77%††
Portfolio turnover rate	58%	45%
Net assets at end of year (in 000’s)	$389	$506

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 30, 2020^ through April 30,
Class I	2022	2021
Net asset value at beginning of year	$11.87	$10.00
Net investment income (loss) (a)	0.22	0.13
Net realized and unrealized gain (loss)	(0.83)	1.84
Total from investment operations	(0.61)	1.97
Less distributions:
From net investment income	(0.17)	(0.09)
From net realized gain on investments	(0.02)	(0.01)
Total distributions	(0.19)	(0.10)
Net asset value at end of year	$11.07	$11.87
Total investment return (b)	(5.31)%	19.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%	1.40%††
Net expenses (c)	0.45%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.45%	0.79%††
Portfolio turnover rate	58%	45%
Net assets at end of year (in 000’s)	$73	$52

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

52	MainStay Moderate ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 30, 2020^ through April 30,
Class R3	2022	2021
Net asset value at beginning of year	$11.86	$10.00
Net investment income (loss) (a)	0.15	0.07
Net realized and unrealized gain (loss)	(0.84)	1.85
Total from investment operations	(0.69)	1.92
Less distributions:
From net investment income	(0.11)	(0.05)
From net realized gain on investments	(0.02)	(0.01)
Total distributions	(0.13)	(0.06)
Net asset value at end of year	$11.04	$11.86
Total investment return (b)	(5.92)%	19.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	0.76%††
Net expenses (c)	1.05%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.05%	1.39%††
Portfolio turnover rate	58%	45%
Net assets at end of year (in 000’s)	$854	$403

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Financial Highlights selected per share data and ratios
	Year Ended April 30,	August 31, 2020^ through April 30,
SIMPLE Class	2022	2021
Net asset value at beginning of year	$11.85	$10.66
Net investment income (loss) (a)	0.13	0.06
Net realized and unrealized gain (loss)	(0.81)	1.19
Total from investment operations	(0.68)	1.25
Less distributions:
From net investment income	(0.12)	(0.05)
From net realized gain on investments	(0.02)	(0.01)
Total distributions	(0.14)	(0.06)
Net asset value at end of year	$11.03	$11.85
Total investment return (b)	(5.89)%	11.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	0.62%††
Net expenses (c)	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.05%	1.27%††
Portfolio turnover rate	58%	45%
Net assets at end of year (in 000’s)	$3,167	$475

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

54	MainStay Moderate ETF Allocation Fund

MainStay Growth ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Year-Ended April 30, 2022
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	6/30/2020	-8.51%	9.26%	1.50%
		Excluding sales charges		-5.69	11.09	1.50
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2020	-7.33	10.23	2.21
	if redeemed Within One Year of Purchase	Excluding sales charges		-6.40	10.23	2.21
Class I Shares	No Sales Charge		6/30/2020	-5.41	11.37	1.25
Class R3 Shares	No Sales Charge		6/30/2020	-6.01	10.69	1.85
SIMPLE Class Shares	No Sales Charge		8/31/2020	-5.92	6.54	1.71

1.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
55

Benchmark Performance*	One Year	Since Inception
S&P 500® Index[1]	0.21%	18.70%
MSCI EAFE® Index (Net)[2]	-8.15	9.99
Bloomberg U.S. Aggregate Bond Index[3]	-8.51	-5.44
Growth Allocation Composite Index[4]	-3.12	11.96
Morningstar Allocation-70% to 85% Equity Category Average[5]	-5.43	11.85

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.
The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies,
Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

2.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the
MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%.
Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

56	MainStay Growth ETF Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Class A Shares	$1,000.00	$894.90	$3.90	$1,020.68	$4.16	0.83%
Class C Shares	$1,000.00	$891.90	$7.36	$1,017.01	$7.85	1.57%
Class I Shares	$1,000.00	$896.00	$2.73	$1,021.92	$2.91	0.58%
Class R3 Shares	$1,000.00	$893.70	$5.49	$1,018.99	$5.86	1.17%
SIMPLE Class Shares	$1,000.00	$893.90	$4.98	$1,019.54	$5.31	1.06%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	During the year ended April 30, 2022, the Fund had expense limitations on Total Annual Operating Expenses (See Note 3A) that were lower than the Net Expense Ratios during the six-month period.
57

Asset Diversification as of April 30, 2022 (Unaudited)
Equity Funds	83.1%
Fixed Income Funds	15.2
Short-Term Investments	13.4
Other Assets, Less Liabilities	(11.7)
See Portfolio of Investments beginning on page 62 for specific holdings within these categories. The Fund’s holdings are subject to change.

58	MainStay Growth ETF Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Growth ETF Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022, Class I shares of MainStay Growth ETF Allocation Fund returned −5.41%, underperforming the 0.21% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the −8.15% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −8.51% return of the Bloomberg U.S. Aggregate Bond Index, and underperformed the −3.12% return of the Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended April 30, 2022, Class I shares of the Fund outperformed the −5.43% return of the Morningstar Allocation—70% to 85% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively-managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the performance of the Fund moderately outperformed that of the internally maintained blend of indices. The reporting period can be divided on a calendar year basis. The final eight months of 2021 saw sizable market returns, although the Fund struggled from a relative performance perspective as a tilt toward value proved premature and an overweight allocation to small-company stocks weighed on results. This reversed dramatically in 2022, with significant outperformance overshadowing the softer results from earlier in the reporting period primarily due to active positioning at the asset-class level in several areas. Key positive contributions came from:
• short duration2 within fixed income,
• an emphasis on value over growth within stocks and
• specific exposure to energy and gold miner equities.
(Contributions take weightings and total returns into account.)
A variety of factors, all of them interconnected, contributed to the success of those positions. Among the more dominant were:
• Inflation: Early in the reporting period, the U.S. Federal Reserve (the “Fed”) finally acknowledged that inflationary pressures extended beyond “transitory,” pandemic-related determinants. Stubbornly high readings brought forth aggressively tighter policy assumptions, hammering long-duration fixed-income and equity price multiples.
• COVID-19: Although now endemic, at least in most Western countries, the contagion continued to send ripples through the global economy. Lockdowns in China that contributed to persistent supply chain disruptions, and hence inflation, were the most obvious example of this.
• Ukraine: Due to the conflict itself, which massively curtailed production within Ukraine, as well as the sanctions that were imposed on Russia in retaliation, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
• Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. Workers became scarce, increasing the likelihood of constrained production and wage growth over time, adding a little more fuel to the inflation fire.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: The Fund held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic demand supporting corporate earnings. Management of the Fund’s stock/bond mix added to performance.
Fixed income: We skewed the Fund’s holdings to favor shorter-maturity and lower-quality instruments that would be less sensitive to rising bond yields. This approach reflected our belief that inflationary pressures were somewhat structural in nature and likely to persist at elevated levels for the foreseeable future. Fixed-income positioning bolstered returns.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular,
1.
See page 55 for other share class returns, which may be higher or lower than Class I share returns. See page 56 for more information on benchmark and peer group returns.
2.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
59

based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, the Fund tilted in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position and resetting geographic exposures to neutral, but not before performance was negatively affected.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Growth Allocation Composite Index. The thesis behind this positioning was based on the small-cap asset class’s attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, small-cap stocks underperformed the broader market, detracting from the Fund’s relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Fund emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and health care. While this position detracted from returns during the first eight months of the reporting period, it enhanced returns from January through April 2022 – more than offsetting earlier losses – for a combined positive effect.
Other sector exposures: The Fund maintained a small position in gold miners as a hedge against inflation and/or a monetary policy mistake, in addition to a small position in upstream energy producers as a commodity play to provide an additional inflation hedge. Both positions made disproportionate positive contributions to return as commodity prices rose.
How did the Fund’s allocations change over the course of the reporting period?
Equity exposure was added and then removed primarily through the use of the Vanguard Mega Cap ETF. The equity allocation at the end of the reporting period was slightly higher than at the beginning, reflecting purchases as the market softened in late-April 2022. One of the larger shifts in Fund allocations during the reporting period was a reduction in holdings of Vanguard Mega Cap Value ETF, using the proceeds to fund purchases of Invesco S&P® Low Volatility ETF, SPDR® S&P® Oil & Gas Exploration & Production ETF and VanEck Oil Services ETF. While value strategies performed quite well, the tilt into more defensive sectors with low volatility and the focus on energy were more profitable. The Fund also added exposure to iShares® Core S&P Small-Cap ETF and Schwab® U.S. Small-Cap ETF in keeping with its migration down the capitalization spectrum. Late in the reporting period, the Fund established a position in iShares® 20+ Year Treasury Bond ETF, adding a little duration to the Fund’s bond position in light of dramatically rising rates. Lastly, the Fund reduced its allocation to iShares® Core MSCI EAFE ETF, trimming exposure to developed international markets in the wake of Russia’s invasion of Ukraine.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
Of the Underlying Equity ETFs held for the entire reporting period, only Vanguard Mega Cap Value ETF and VanEck Gold Miners ETF generated positive returns. Those posting the most significant losses were Schwab® U.S. Small-Cap ETF and iShares® Core MSCI EAFE ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
The Underlying Equity ETFs providing the highest total returns—Vanguard Mega Cap Value ETF and VanEck Gold Miners ETF—also produced the strongest positive contributions to performance, followed by SPDR® S&P® Oil & Gas Exploration & Production ETF. The most significant detractors were iShares® Core MSCI EAFE ETF, Schwab® U.S. Small-Cap ETF and Schwab® U.S. Mid-Cap ETF.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
Invesco Senior Loan ETF generated a small positive return, while cash holdings were flat. All other Underlying Fixed-Income ETFs generated losses, with iShares® 0-5 Year High Yield Corporate Bond ETF posting the mildest declines. The largest losses came from iShares® Broad USD Investment Grade Corporate Bond ETF and Schwab® U.S. Aggregate Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
Invesco Senior Loan ETF made a very small positive contribution to performance, while cash holdings neither contributed nor detracted from returns. All other Underlying Fixed-Income ETFs generated losses, with Vanguard Short-Term Bond ETF detracting least. The most significant detractors from performance were iShares®Broad USD Investment Grade Corporate Bond ETF and iShares® 0-5 Year High Yield Corporate Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market sold off in April 2022, we added to the Fund’s equity exposure, positioning the Fund with a modestly overweight

60	MainStay Growth ETF Allocation Fund

allocation to equities as of April 30, 2022. We are fully cognizant of the many challenges facing stock prices (high inflation, rising rates, geopolitical conflict, supply chain disruptions and worker shortages), but we also perceive a supportive demand backdrop (robust corporate capital spending, solid household consumption, growing payrolls, healthy consumer sentiment and strong corporate balance sheets). The two appear in rough equilibrium, such that we expect a largely sideways market for the foreseeable future. Within that environment, we anticipate trading tactically on the Fund’s behalf, adding to equity holdings during periods of weakness and trimming them again as prices recover.
In terms of the Fund’s posture within asset classes, the positions described above remain intact as of April 30, 2022. The bias we expect to have the largest impact on active return is our preference for small-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Small-cap stocks, in contrast, cater primarily to a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value over growth stocks remains intact as of April 30, 2022 with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be very far away.
The Fund retains a position in gold miners as of April 30, 2022 reflecting our view that real interest rates are historically quite low. The Fund also maintains exposure to energy sector firms as of April 30, 2022 as we envision sustained supply constraints keeping commodity prices elevated, preserving meaty profit margins for a couple of years to come.
Within fixed income, we have reduced the Fund’s short-duration posture as yields have climbed. As of April 30, 2022, the Fund’s duration is notably short of the benchmark. The Fund maintains a mild tilt toward credit, as corporate fundamentals appear likely to remain sound for the foreseeable future. We may increase the
Fund’s high-yield bond exposure if we see credit spreads widen much beyond 400 basis points. (A basis point is one one-hundredth of a percentage point.)
None of Schwab Strategic Trust, Schwab® U.S. Small-Cap ETF, Schwab® U.S. Mid-Cap ETF, Schwab® U.S. Aggregate Bond ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Growth ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Growth ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
61

Portfolio of Investments April 30, 2022†

	Shares	Value
Investment Companies 98.3%
Equity Funds 83.1%
Health Care Select Sector SPDR Fund	2,128	$ 277,257
Invesco S&P 500 Low Volatility ETF	12,977	848,047
iShares Core MSCI EAFE ETF	145,534	9,432,059
iShares Core MSCI Emerging Markets ETF	38,723	2,023,277
iShares Core S&P Small-Cap ETF	28,289	2,812,492
iShares Semiconductor ETF	455	182,355
Schwab U.S. Mid-Cap ETF (a)	48,740	3,418,624
Schwab U.S. Small-Cap ETF (a)	131,271	5,655,155
SPDR S&P Oil & Gas Exploration & Production ETF (a)	3,241	427,196
VanEck Gold Miners ETF	14,970	523,800
VanEck Oil Services ETF (a)	1,601	422,280
Vanguard Mega Cap ETF	100,567	14,489,693
Vanguard Mega Cap Value ETF	13,757	1,404,590
Vanguard Mid-Cap ETF	25,440	5,565,254
Total Equity Funds (Cost $47,556,716)		47,482,079
Fixed Income Funds 15.2%
Invesco Senior Loan ETF (a)	137,233	2,958,744
iShares 0-5 Year High Yield Corporate Bond ETF (a)	62,103	2,652,419
iShares 20+ Year Treasury Bond ETF (a)	4,906	586,022
iShares Broad USD High Yield Corporate Bond ETF (a)	63,037	2,334,891
iShares Broad USD Investment Grade Corporate Bond ETF	490	25,509
iShares Core U.S. Aggregate Bond ETF	552	56,784
Schwab U.S. Aggregate Bond ETF (a)	1,171	56,758
Total Fixed Income Funds (Cost $9,137,492)		8,671,127
Total Investment Companies (Cost $56,694,208)		56,153,206
Short-Term Investments 13.4%
Affiliated Investment Company 2.6%
MainStay U.S. Government Liquidity Fund, 0.397% (b)	1,513,544	1,513,544
Unaffiliated Investment Companies 10.8%
BlackRock Liquidity FedFund, 0.375% (b)(c)	5,000,000	5,000,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

62	MainStay Growth ETF Allocation Fund

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies (continued)
Invesco Government & Agency Portfolio, 0.419% (b)(c)	1,147,575	$ 1,147,575
Total Unaffiliated Investment Companies (Cost $6,147,575)		6,147,575
Total Short-Term Investments (Cost $7,661,119)		7,661,119
Total Investments (Cost $64,355,327)	111.7%	63,814,325
Other Assets, Less Liabilities	(11.7)	(6,664,323)
Net Assets	100.0%	$ 57,150,002

†	Percentages indicated are based on Fund net assets.
(a)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $7,886,535; the total market value of collateral held by the Fund was $8,165,960. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of
$2,018,385. The Fund received cash collateral with a value of $6,147,575. (See Note 2(H))

(b)	Current yield as of April 30, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 940	$ 17,378	$ (16,804)	$ —	$ —	$ 1,514	$ —(a)	$ —	1,514

(a)	Less than $500.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Portfolio of Investments April 30, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 47,482,079	$ —	$ —	$ 47,482,079
Fixed Income Funds	8,671,127	—	—	8,671,127
Total Investment Companies	56,153,206	—	—	56,153,206
Short-Term Investments
Affiliated Investment Company	1,513,544	—	—	1,513,544
Unaffiliated Investment Companies	6,147,575	—	—	6,147,575
Total Short-Term Investments	7,661,119	—	—	7,661,119
Total Investments in Securities	$ 63,814,325	$ —	$ —	$ 63,814,325

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

64	MainStay Growth ETF Allocation Fund

Statement of Assets and Liabilities as of April 30, 2022

Assets
Investment in unaffiliated securities, at value (identified cost $62,841,783) including securities on loan of $7,886,535	$62,300,781
Investment in affiliated investment companies, at value (identified cost $1,513,544)	1,513,544
Receivables:
Investment securities sold	287,657
Fund shares sold	123,182
Securities lending	14,852
Manager (See Note 3)	2,652
Dividends	214
Other assets	31,785
Total assets	64,274,667
Liabilities
Cash collateral received for securities on loan	6,147,575
Due to custodian	13
Payables:
Investment securities purchased	937,125
Transfer agent (See Note 3)	13,314
NYLIFE Distributors (See Note 3)	13,140
Custodian	6,779
Fund shares redeemed	1,882
Shareholder communication	1,682
Professional fees	806
Trustees	16
Accrued expenses	2,333
Total liabilities	7,124,665
Net assets	$57,150,002
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$4,794
Additional paid-in-capital	57,975,503
57,980,297
Total distributable earnings (loss)	(830,295)
Net assets	$57,150,002
Class A
Net assets applicable to outstanding shares	$52,474,803
Shares of beneficial interest outstanding	4,401,830
Net asset value per share outstanding	$11.92
Maximum sales charge (3.00% of offering price)	0.37
Maximum offering price per share outstanding	$12.29
Class C
Net assets applicable to outstanding shares	$310,432
Shares of beneficial interest outstanding	26,169
Net asset value and offering price per share outstanding	$11.86
Class I
Net assets applicable to outstanding shares	$40,483
Shares of beneficial interest outstanding	3,405
Net asset value and offering price per share outstanding	$11.89
Class R3
Net assets applicable to outstanding shares	$485,922
Shares of beneficial interest outstanding	40,829
Net asset value and offering price per share outstanding	$11.90
SIMPLE Class
Net assets applicable to outstanding shares	$3,838,362
Shares of beneficial interest outstanding	322,239
Net asset value and offering price per share outstanding	$11.91
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Statement of Operations for the year ended April 30, 2022

Investment Income (Loss)
Income
Dividends-unaffiliated	$977,325
Securities lending	67,798
Dividends-affiliated	295
Total income	1,045,418
Expenses
Distribution/Service—Class A (See Note 3)	111,099
Distribution/Service—Class C (See Note 3)	3,137
Distribution/Service—Class R3 (See Note 3)	1,230
Distribution/Service—SIMPLE Class (See Note 3)	12,187
Manager (See Note 3)	94,957
Registration	52,708
Transfer agent (See Note 3)	47,151
Professional fees	45,549
Custodian	19,717
Offering (See Note 2)	15,851
Shareholder communication	2,975
Trustees	745
Shareholder service (See Note 3)	246
Miscellaneous	5,808
Total expenses before waiver/reimbursement	413,360
Expense waiver/reimbursement from Manager (See Note 3)	(24,329)
Net expenses	389,031
Net investment income (loss)	656,387
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(352,275)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(4,308,393)
Net realized and unrealized gain (loss)	(4,660,668)
Net increase (decrease) in net assets resulting from operations	$(4,004,281)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

66	MainStay Growth ETF Allocation Fund

Statements of Changes in Net Assets
for the year ended April 30, 2022 and the period June 30, 2020 (inception date) throughApril 30, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$656,387	$128,051
Net realized gain (loss)	(352,275)	13,861
Net change in unrealized appreciation (depreciation)	(4,308,393)	3,767,391
Net increase (decrease) in net assets resulting from operations	(4,004,281)	3,909,303
Distributions to shareholders:
Class A	(591,463)	(87,508)
Class C	(1,516)	(776)
Class I	(635)	(22,920)
Class R3	(2,146)	(519)
SIMPLE Class	(28,130)	(1,085)
Total distributions to shareholders	(623,890)	(112,808)
Capital share transactions:
Net proceeds from sales of shares	36,077,108	32,361,739
Net asset value of shares issued to shareholders in reinvestment of distributions	623,525	112,779
Cost of shares redeemed	(6,073,472)	(5,120,001)
Increase (decrease) in net assets derived from capital share transactions	30,627,161	27,354,517
Net increase (decrease) in net assets	25,998,990	31,151,012
Net Assets
Beginning of year	31,151,012	—
End of year	$57,150,002	$31,151,012
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Financial Highlights selected per share data and ratios

	Year Ended April 30,	June 30, 2020^ through April 30,
Class A	2022	2021
Net asset value at beginning of year	$12.79	$10.00
Net investment income (loss) (a)	0.18	0.09
Net realized and unrealized gain (loss)	(0.89)	2.76
Total from investment operations	(0.71)	2.85
Less distributions:
From net investment income	(0.15)	(0.05)
From net realized gain on investments	(0.01)	(0.01)
Total distributions	(0.16)	(0.06)
Net asset value at end of year	$11.92	$12.79
Total investment return (b)	(5.69)%	28.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	0.90%††
Net expenses (c)	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.85%	1.41%††
Portfolio turnover rate	54%	47%
Net assets at end of year (in 000’s)	$52,475	$29,705

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended April 30,	June 30, 2020^ through April 30,
Class C	2022	2021
Net asset value at beginning of year	$12.73	$10.00
Net investment income (loss) (a)	0.09	0.03
Net realized and unrealized gain (loss)	(0.90)	2.74
Total from investment operations	(0.81)	2.77
Less distributions:
From net investment income	(0.05)	(0.03)
From net realized gain on investments	(0.01)	(0.01)
Total distributions	(0.06)	(0.04)
Net asset value at end of year	$11.86	$12.73
Total investment return (b)	(6.40)%	27.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	0.28%††
Net expenses (c)	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.64%	2.12%††
Portfolio turnover rate	54%	47%
Net assets at end of year (in 000’s)	$310	$288

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

68	MainStay Growth ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 30, 2020^ through April 30,
Class I	2022	2021
Net asset value at beginning of year	$12.75	$10.00
Net investment income (loss) (a)	0.22	0.12
Net realized and unrealized gain (loss)	(0.89)	2.75
Total from investment operations	(0.67)	2.87
Less distributions:
From net investment income	(0.18)	(0.11)
From net realized gain on investments	(0.01)	(0.01)
Total distributions	(0.19)	(0.12)
Net asset value at end of year	$11.89	$12.75
Total investment return (b)	(5.41)%	28.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.23%††
Net expenses (c)	0.55%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.60%	1.16%††
Portfolio turnover rate	54%	47%
Net assets at end of year (in 000’s)	$40	$40

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 30, 2020^ through April 30,
Class R3	2022	2021
Net asset value at beginning of year	$12.77	$10.00
Net investment income (loss) (a)	0.11	0.05
Net realized and unrealized gain (loss)	(0.87)	2.76
Total from investment operations	(0.76)	2.81
Less distributions:
From net investment income	(0.10)	(0.03)
From net realized gain on investments	(0.01)	(0.01)
Total distributions	(0.11)	(0.04)
Net asset value at end of year	$11.90	$12.77
Total investment return (b)	(6.01)%	28.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.48%††
Net expenses (c)	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.20%	1.76%††
Portfolio turnover rate	54%	47%
Net assets at end of year (in 000’s)	$486	$158

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

70	MainStay Growth ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	August 31, 2020^ through April 30,
SIMPLE Class	2022	2021
Net asset value at beginning of year	$12.78	$10.86
Net investment income (loss) (a)	0.14	0.07
Net realized and unrealized gain (loss)	(0.89)	1.90
Total from investment operations	(0.75)	1.97
Less distributions:
From net investment income	(0.11)	(0.04)
From net realized gain on investments	(0.01)	(0.01)
Total distributions	(0.12)	(0.05)
Net asset value at end of year	$11.91	$12.78
Total investment return (b)	(5.92)%	18.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	0.71%††
Net expenses (c)	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.14%	1.62%††
Portfolio turnover rate	54%	47%
Net assets at end of year (in 000’s)	$3,838	$962

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

MainStay Equity ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Year-Ended April 30, 2022
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	6/30/2020	-10.00%	12.13%	1.97%
		Excluding sales charges		-7.21	14.00	1.97
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2020	-8.84	13.12	2.68
	if redeemed Within One Year of Purchase	Excluding sales charges		-7.92	13.12	2.68
Class I Shares	No Sales Charge		6/30/2020	-6.96	14.29	1.72
Class R3 Shares	No Sales Charge		6/30/2020	-7.47	13.64	2.32
SIMPLE Class Shares	No Sales Charge		8/31/2020	-7.38	8.32	2.18

1.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

72	MainStay Equity ETF Allocation Fund

Benchmark Performance*	One Year	Since Inception
S&P 500® Index[1]	0.21%	18.70%
MSCI EAFE® Index (Net)[2]	-8.15	9.99
Equity Allocation Composite Index[3]	-1.87	16.53
Morningstar Allocation – 85%+ Equity Category Average[4]	-8.07	13.26

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.
The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies,
Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

2.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the Equity Allocation Composite Index as an additional benchmark. The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
73

Cost in Dollars of a $1,000 Investment in MainStay Equity ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$873.50	$3.72	$1,020.83	$4.01	0.80%
Class C Shares	$1,000.00	$870.10	$7.19	$1,017.11	$7.75	1.55%
Class I Shares	$1,000.00	$874.90	$1.58	$1,023.11	$1.71	0.34%
Class R3 Shares	$1,000.00	$872.70	$5.34	$1,019.09	$5.76	1.15%
SIMPLE Class Shares	$1,000.00	$872.90	$4.88	$1,019.59	$5.26	1.05%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

74	MainStay Equity ETF Allocation Fund

Asset Diversification as of April 30, 2022 (Unaudited)
Equity Funds	99.3%
Short-Term Investments	4.1
Other Assets, Less Liabilities	(3.4)
See Portfolio of Investments beginning on page 78 for specific holdings within these categories. The Fund’s holdings are subject to change.

75

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Equity ETF Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022, Class I shares of MainStay Equity ETF Allocation Fund returned −6.96%, underperforming the 0.21% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the −8.15% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the −1.87% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and outperformed the −8.07% return of the Morningstar Allocation—85%+ Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated passively-managed exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities and international equities that span a range of capitalizations and geographies, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund underperformed the above-mentioned internally maintained blend of indices. The Fund’s performance can be divided on a calendar year basis. The final eight months of 2021 saw sizable market returns, although the Fund struggled from a relative performance perspective as a tilt toward value proved premature and an overweight allocation to small company stocks weighed on results. Those trends reversed in 2022, with strong relative returns offsetting much of the underperformance from earlier in the reporting period. The reversal was driven by the Fund’s active positioning, with its emphasis on value over growth and specific exposure to energy and gold miner equities being the most consequential.
A variety of factors, all of them interconnected, supported the success of those positions. Among the more dominant were:
• Inflation: Early in the reporting period, the U.S. Federal Reserve (the “Fed”) finally acknowledged that inflationary pressures extended beyond “transitory,” pandemic-related determinants. Stubbornly high readings brought forth aggressively tighter policy assumptions, hammering price multiples of growth-oriented equities heavily leveraged to future earnings potential.
• COVID-19: Although now endemic, at least in most Western countries, the contagion continued to send ripples through the global economy. Lockdowns in China that contributed to persistent supply chain disruptions, and hence inflation, were but the most obvious example of this.
• Ukraine: Due to the conflict itself, which massively curtailed production within Ukraine, as well as the sanctions that were imposed on Russia in retaliation, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
• Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. Workers became scarce, increasing the likelihood of constrained production and wage growth over time, adding a little more fuel to the inflation fire.
How did you allocate the Fund’s assets during the reporting period and why?
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Fund emphasized value stocks that were offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, staples and health care. While this positioning undermined relative returns in 2021, it made a positive contribution to returns in 2022, more than offsetting earlier losses. (Contributions take weightings and total returns into account.)
Equity size: Small-company stocks were more heavily represented in the Fund than the Equity Allocation Composite Index. The thesis behind this positioning was based on attractive small-company valuations, insulation from economic weakness abroad, less sensitivity to dollar strength, and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, small-cap stocks underperformed the broader market, detracting from the Fund’s relative performance.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, the Fund tilted in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position and resetting geographic exposures to neutral, but not before performance was negatively affected.
1.
See page 72 for other share class returns, which may be higher or lower than Class I share returns. See page 73 for more information on benchmark and peer group returns.

76	MainStay Equity ETF Allocation Fund

Energy exposure: The Fund maintained a small position in upstream energy producers as a commodity play to provide an additional inflation hedge. This position made a disproportionately strong contribution to the Fund’s returns as energy stocks soared on rising oil and gas prices.
How did the Fund’s allocations change over the course of the reporting period?
One of the Fund’s larger shifts was a reduction in holdings of Vanguard Mega Cap Value ETF. Proceeds were used to fund purchases of Invesco S&P® Low Volatility ETF, SPDR® S&P® Oil & Gas Exploration & Production ETF and VanEck Oil Services ETF. While value strategies performed quite well, the Fund’s tilt toward more defensive, low-volatility sectors and its focus on energy proved more profitable still. Purchases of Schwab® U.S. Small-Cap ETF and iShares® Core S&P Small-Cap ETF speak to the Fund’s migration down the capitalization spectrum during the reporting period, a move that detracted from relative returns. A reduction in the Fund’s allocation to iShares® Core MSCI EAFE ETF reflected our decision to trim exposure to developed international markets in the wake of Russia’s invasion of Ukraine, a move that enhanced relative performance.
During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
Of the Underlying ETFs held for the entire reporting period, Vanguard Mega Cap Value ETF and VanEck Gold Miners ETF were the only two to generate positive returns. Those that posted the most significant losses were Schwab® U.S. Small-Cap ETF and the iShares® Core MSCI EAFE ETF.
Which Underlying ETFs were the strongest positive contributors to the Fund’s performance and which Underlying ETFs were particularly weak?
The Underlying ETFs making the strongest positive contributions to the Fund’s return included Vanguard Mega Cap Value ETF and SPDR® S&P® Oil & Gas Exploration & Production ETF, with the latter position established only late in the reporting period. The most significant detractors were iShares® Core MSCI EAFE ETF and Schwab® U.S. Small-Cap ETF.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the positions described above remain intact. The bias we expect to have the largest impact on active return is our preference for small-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Small-cap stocks, in contrast, cater primarily to a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value over growth stocks remains intact as of April 30, 2022 with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be all that far away.
The Fund also maintains exposure to energy sector firms as of April 30, 2022 as we envision sustained supply constraints keeping commodity prices elevated, preserving meaty profit margins for a couple of years to come.
None of Schwab Strategic Trust, Schwab® U.S. Small-Cap ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Equity ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Equity ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
77

Portfolio of Investments April 30, 2022†

	Shares	Value
Investment Companies 99.3%
Equity Funds 99.3%
Health Care Select Sector SPDR Fund	1,545	$ 201,298
Invesco S&P 500 Low Volatility ETF	9,518	622,000
iShares Core MSCI EAFE ETF	130,647	8,467,232
iShares Core MSCI Emerging Markets ETF	41,101	2,147,527
iShares Core S&P Small-Cap ETF	12,593	1,251,996
iShares Semiconductor ETF	337	135,063
Schwab U.S. Mid-Cap ETF	36,128	2,534,018
Schwab U.S. Small-Cap ETF (a)	145,065	6,249,400
SPDR S&P Oil & Gas Exploration & Production ETF (a)	2,381	313,840
VanEck Gold Miners ETF	2,691	94,158
VanEck Oil Services ETF (a)	1,177	310,446
Vanguard Mega Cap ETF	97,856	14,099,093
Vanguard Mega Cap Value ETF	10,153	1,036,621
Vanguard Mid-Cap ETF	18,791	4,110,719
Total Investment Companies (Cost $42,425,720)		41,573,411
Short-Term Investments 4.1%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 0.397% (b)	341,965	341,965
Unaffiliated Investment Company 3.3%
Invesco Government & Agency Portfolio, 0.419% (b)(c)	1,378,385	1,378,385
Total Short-Term Investments (Cost $1,720,350)		1,720,350
Total Investments (Cost $44,146,070)	103.4%	43,293,761
Other Assets, Less Liabilities	(3.4)	(1,418,972)
Net Assets	100.0%	$ 41,874,789

†	Percentages indicated are based on Fund net assets.
(a)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $1,311,277. The Fund received cash collateral with a value of $1,378,385. (See Note 2(H))

(b)	Current yield as of April 30, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

78	MainStay Equity ETF Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 490	$ 10,948	$ (11,096)	$ —	$ —	$ 342	$ —(a)	$ —	342

(a)	Less than $500.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 41,573,411	$ —	$ —	$ 41,573,411
Short-Term Investments
Affiliated Investment Company	341,965	—	—	341,965
Unaffiliated Investment Company	1,378,385	—	—	1,378,385
Total Short-Term Investments	1,720,350	—	—	1,720,350
Total Investments in Securities	$ 43,293,761	$ —	$ —	$ 43,293,761

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
79

Statement of Assets and Liabilities as of April 30, 2022

Assets
Investment in unaffiliated securities, at value (identified cost $43,804,105) including securities on loan of $1,311,277	$42,951,796
Investment in affiliated investment companies, at value (identified cost $341,965)	341,965
Receivables:
Investment securities sold	209,845
Fund shares sold	160,803
Manager (See Note 3)	5,181
Securities lending	3,670
Dividends	29
Other assets	42,512
Total assets	43,715,801
Liabilities
Cash collateral received for securities on loan	1,378,385
Payables:
Investment securities purchased	424,315
NYLIFE Distributors (See Note 3)	9,701
Transfer agent (See Note 3)	9,160
Fund shares redeemed	8,860
Custodian	6,496
Shareholder communication	1,741
Professional fees	685
Accrued expenses	1,669
Total liabilities	1,841,012
Net assets	$41,874,789
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,340
Additional paid-in-capital	43,078,799
43,082,139
Total distributable earnings (loss)	(1,207,350)
Net assets	$41,874,789
Class A
Net assets applicable to outstanding shares	$38,162,475
Shares of beneficial interest outstanding	3,043,373
Net asset value per share outstanding	$12.54
Maximum sales charge (3.00% of offering price)	0.39
Maximum offering price per share outstanding	$12.93
Class C
Net assets applicable to outstanding shares	$177,394
Shares of beneficial interest outstanding	14,233
Net asset value and offering price per share outstanding	$12.46
Class I
Net assets applicable to outstanding shares	$152,035
Shares of beneficial interest outstanding	12,194
Net asset value and offering price per share outstanding	$12.47
Class R3
Net assets applicable to outstanding shares	$472,344
Shares of beneficial interest outstanding	37,772
Net asset value and offering price per share outstanding	$12.51
SIMPLE Class
Net assets applicable to outstanding shares	$2,910,541
Shares of beneficial interest outstanding	232,711
Net asset value and offering price per share outstanding	$12.51
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

80	MainStay Equity ETF Allocation Fund

Statement of Operations for the year ended April 30, 2022

Investment Income (Loss)
Income
Dividends-unaffiliated	$617,111
Securities lending	29,824
Interest	69
Dividends-affiliated	54
Total income	647,058
Expenses
Distribution/Service—Class A (See Note 3)	79,426
Distribution/Service—Class C (See Note 3)	1,906
Distribution/Service—Class R3 (See Note 3)	2,374
Distribution/Service—SIMPLE Class (See Note 3)	9,096
Manager (See Note 3)	69,022
Registration	48,959
Professional fees	44,811
Transfer agent (See Note 3)	31,052
Offering (See Note 2)	15,645
Custodian	15,367
Shareholder communication	1,723
Shareholder service (See Note 3)	475
Trustees	348
Miscellaneous	5,496
Total expenses before waiver/reimbursement	325,700
Expense waiver/reimbursement from Manager (See Note 3)	(42,612)
Net expenses	283,088
Net investment income (loss)	363,970
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(332,770)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(3,768,943)
Net realized and unrealized gain (loss)	(4,101,713)
Net increase (decrease) in net assets resulting from operations	$(3,737,743)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
81

Statements of Changes in Net Assets
for the year ended April 30, 2022 and the period June 30, 2020 (inception date) throughApril 30, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$363,970	$55,880
Net realized gain (loss)	(332,770)	3,638
Net change in unrealized appreciation (depreciation)	(3,768,943)	2,916,634
Net increase (decrease) in net assets resulting from operations	(3,737,743)	2,976,152
Distributions to shareholders:
Class A	(362,336)	(30,721)
Class C	(590)	(359)
Class I	(2,163)	(28,319)
Class R3	(3,445)	(966)
SIMPLE Class	(17,161)	(208)
Total distributions to shareholders	(385,695)	(60,573)
Capital share transactions:
Net proceeds from sales of shares	29,127,682	22,364,067
Net asset value of shares issued to shareholders in reinvestment of distributions	381,517	60,237
Cost of shares redeemed	(7,847,877)	(1,002,978)
Increase (decrease) in net assets derived from capital share transactions	21,661,322	21,421,326
Net increase (decrease) in net assets	17,537,884	24,336,905
Net Assets
Beginning of year	24,336,905	—
End of year	$41,874,789	$24,336,905
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

82	MainStay Equity ETF Allocation Fund

Financial Highlights selected per share data and ratios

	Year Ended April 30,	June 30, 2020^ through April 30,
Class A	2022	2021
Net asset value at beginning of period	$13.64	$10.00
Net investment income (loss) (a)	0.15	0.07
Net realized and unrealized gain (loss)	(1.10)	3.62
Total from investment operations	(0.95)	3.69
Less distributions:
From net investment income	(0.14)	(0.04)
From net realized gain on investments	(0.01)	(0.01)
Total distributions	(0.15)	(0.05)
Net asset value at end of period	$12.54	$13.64
Total investment return (b)	(7.21)%	37.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.63%††
Net expenses (c)	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.92%	1.90%††
Portfolio turnover rate	43%	24%
Net assets at end of period (in 000’s)	$38,162	$20,221

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended April 30,	June 30, 2020^ through April 30,
Class C	2022	2021
Net asset value at beginning of period	$13.57	$10.00
Net investment income (loss) (a)	0.05	(0.02)
Net realized and unrealized gain (loss)	(1.11)	3.63
Total from investment operations	(1.06)	3.61
Less distributions:
From net investment income	(0.04)	(0.03)
From net realized gain on investments	(0.01)	(0.01)
Total distributions	(0.05)	(0.04)
Net asset value at end of period	$12.46	$13.57
Total investment return (b)	(7.92)%	36.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	(0.20)%††
Net expenses (c)	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.75%	2.61%††
Portfolio turnover rate	43%	24%
Net assets at end of period (in 000’s)	$177	$175

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
83

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 30, 2020^ through April 30,
Class I	2022	2021
Net asset value at beginning of period	$13.56	$10.00
Net investment income (loss) (a)	0.07	0.08
Net realized and unrealized gain (loss)	(0.98)	3.62
Total from investment operations	(0.91)	3.70
Less distributions:
From net investment income	(0.17)	(0.13)
From net realized gain on investments	(0.01)	(0.01)
Total distributions	(0.18)	(0.14)
Net asset value at end of period	$12.47	$13.56
Total investment return (b)	(6.96)%	37.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%	0.80%††
Net expenses (c)	0.48%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.60%	1.65%††
Portfolio turnover rate	43%	24%
Net assets at end of period (in 000’s)	$152	$2,684

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

84	MainStay Equity ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 30, 2020^ through April 30,
Class R3	2022	2021
Net asset value at beginning of period	$13.61	$10.00
Net investment income (loss) (a)	0.10	0.04
Net realized and unrealized gain (loss)	(1.10)	3.62
Total from investment operations	(1.00)	3.66
Less distributions:
From net investment income	(0.09)	(0.04)
From net realized gain on investments	(0.01)	(0.01)
Total distributions	(0.10)	(0.05)
Net asset value at end of period	$12.51	$13.61
Total investment return (b)	(7.47)%	36.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	0.39%††
Net expenses (c)	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.27%	2.25%††
Portfolio turnover rate	43%	24%
Net assets at end of period (in 000’s)	$472	$445

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
85

Financial Highlights selected per share data and ratios
	Year Ended April 30,	August 31, 2020^ through April 30,
SIMPLE Class	2022	2021
Net asset value at beginning of period	$13.61	$11.08
Net investment income (loss) (a)	0.11	0.06
Net realized and unrealized gain (loss)	(1.10)	2.52
Total from investment operations	(0.99)	2.58
Less distributions:
From net investment income	(0.10)	(0.04)
From net realized gain on investments	(0.01)	(0.01)
Total distributions	(0.11)	(0.05)
Net asset value at end of period	$12.51	$13.61
Total investment return (b)	(7.38)%	23.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78%	0.51%††
Net expenses (c)	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.25%	2.11%††
Portfolio turnover rate	43%	24%
Net assets at end of period (in 000’s)	$2,911	$811

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

86	MainStay Equity ETF Allocation Fund

MainStay ESG Multi-Asset Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Since Inception[1]	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	9/30/2021	-10.75%	1.34%
		Excluding sales charges		-7.99	1.34
Class C Shares	Maximum 1% CDSC	With sales charges	9/30/2021	-9.26	2.09
	if redeemed Within One Year of Purchase	Excluding sales charges		-8.37	2.09
Class I Shares	No Sales Charge		9/30/2021	-7.83	1.09
Class R3 Shares	No Sales Charge		9/30/2021	-8.17	1.69
SIMPLE Class Shares	No Sales Charge		9/30/2021	-8.15	1.59

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
87

Benchmark Performance*	Since Inception[1]
S&P 500® Index[2]	-3.32%
MSCI EAFE® Index (Net)[3]	-9.63
Bloomberg U.S. Aggregate Bond Index[4]	-9.49
Multi-Asset Allocation Composite Index[5]	-6.62
Morningstar Allocation - 50% to 70% Equity Category Average[6]	-5.54

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies,
Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Fund has selected the Multi-Asset Allocation Composite Index as an additional benchmark. The Multi-Asset Allocation Composite Index consists of the S&P 500®
Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.
The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.
Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

88	MainStay ESG Multi-Asset Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay ESG Multi-Asset Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$892.40	$3.75	$1,020.83	$4.01	0.80%
Class C Shares	$1,000.00	$889.70	$7.26	$1,017.11	$7.75	1.55%
Class I Shares	$1,000.00	$894.00	$2.58	$1,022.07	$2.76	0.55%
Class R3 Shares	$1,000.00	$890.70	$5.39	$1,019.09	$5.76	1.15%
SIMPLE Class Shares	$1,000.00	$890.90	$4.92	$1,019.59	$5.26	1.05%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the since-inception period) . The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
89

Asset Diversification as of April 30, 2022 (Unaudited)
Unaffiliated Investment Companies	95.0%
Affiliated Investment Companies	2.1
Short-Term Investments	3.5
Other Assets, Less Liabilities	(0.6)
See Portfolio of Investments beginning on page 94 for specific holdings within these categories. The Fund’s holdings are subject to change.

90	MainStay ESG Multi-Asset Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay ESG Multi-Asset Allocation Fund perform relative to its benchmarks and peer group during the reporting period from its inception on September 30, 2021 through April 30, 2022?
From September 30, 2021 through April 30, 2022, Class I shares of MainStay ESG Multi-Asset Allocation Fund returned −7.83%, underperforming the −3.32% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the −9.63% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −9.49% return of the Bloomberg U.S. Aggregate Bond Index, and underperformed the −6.62% return of the Multi-Asset Allocation Composite Index, both of which are additional benchmarks of the Fund. From September 30, 2021 through April 30, 2022, Class I shares underperformed the −5.54% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in both unaffiliated and affiliated exchange-traded funds (“Underlying ETFs”) where the consideration of environmental, social and governance (“ESG”) factors is a significant part of the investment strategy and that meet the Fund’s overall investment criteria. The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying ETFs themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund’s performance trailed the performance of the internally maintained blend of indices. This was primarily due to initial trading costs and a market environment that was generally unfriendly to ESG strategies as traditional fossil fuel energy stocks led equity markets higher, while shares of innovative technology firms floundered.
On a brighter note, the Fund enjoyed strong performance at the asset-class level, driven by active positioning in several areas, including: management of the stock/bond blend; short duration2 positioning within fixed income; and an emphasis on value-oriented stocks over growth-oriented shares. A variety of factors, all of them interconnected, contributed to the success of those positions. Among the more dominant were:
• Inflation: Early in the reporting period, the U.S. Federal Reserve (the “Fed”) finally acknowledged that inflationary pressures extended beyond “transitory,” pandemic-related determinants. Stubbornly high readings brought forth aggressively tighter policy assumptions, hammering long-duration fixed-income and equity price multiples.
• COVID-19: Although now endemic, at least in most Western countries, the contagion continued to send ripples through the global economy. Lockdowns in China that contributed to persistent supply chain disruptions, and hence inflation, were the most obvious example of this.
• Ukraine: Due to the conflict itself, which massively curtailed production within Ukraine, as well as the sanctions that were imposed on Russia in retaliation, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
• Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. Workers became scarce, increasing the likelihood of constrained production and wage growth over time, adding a little more fuel to the inflation fire.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: The Fund held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic demand supporting corporate earnings. Management of the Fund’s stock/bond mix added to performance.
Fixed income: We skewed the Fund’s holdings to favor shorter-maturity and lower-quality instruments that would be less sensitive to rising bond yields. This approach reflected our belief that inflationary pressures were somewhat structural in nature and likely to persist at elevated levels for the foreseeable future. Fixed-income positioning bolstered returns.
1.
See page 87 for other share class returns, which may be higher or lower than Class I share returns. See page 88 for more information on benchmark and peer group returns.
2.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
91

Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Fund emphasized value stocks that were offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and health care. Equity style positioning contributed positively to returns.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Multi-Asset Allocation Composite Index. The thesis behind this positioning was based on attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength, and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, small-cap stocks underperformed the broader market, detracting from the Fund’s relative performance.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, the Fund tilted in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position and resetting geographic exposures to neutral, but not before performance was negatively affected – although this effect was largely offset by the Fund’s underweight exposure to emerging markets for much of the reporting period.
How did the Fund’s allocations change over the course of the reporting period?
Most of the larger changes in the Fund’s allocations to Underlying ETFs arose from our ongoing efforts to find ETFs that delivered high ESG ratings while offering a low tracking error to their respective market segment, low cost and high liquidity. As a result of the expansion of the universe of available ESG strategies and shifts in the ratings of these strategies, several new ETFs came into the Fund while others were removed or significantly trimmed. Additions to the Fund included iShares® ESG Advanced Total USD Bond Market ETF, Vanguard ESG U.S. Corporate Bond ETF and the iShares® MSCI USA ESG Select ETF. Underlying ETFs that were removed or trimmed included iShares® ESG Aware U.S. Aggregate Bond ETF, iShares® ESG Aware USD Corporate Bond ETF and iShares® ESG Screened S&P 500.
Other changes arose from the tactical decisions regarding asset-class policy discussed above. Examples include an enlargement of the Fund’s allocation to Nuveen ESG Small-Cap ETF and a reduction in the Fund’s holdings of iShares® ESG Aware MSCI EAFE ETF.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
While none of the Underlying Equity ETFs generated positive returns, those producing the smallest losses included Nuveen ESG Large-Cap Value ETF and Nuveen ESG Mid-Cap Value ETF. At the other end of the spectrum, Nuveen ESG Large-Cap Growth ETF experienced the largest drawdown, followed by iShares® ESG MSCI EM Leaders ETF and iShares® ESG Advanced MSCI EAFE ETF.
Which Underlying Equity ETFs were the strongest contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
While no Underlying Equity ETFs generated positive returns over the reporting period, some contributed positively, due to fluctuations in the weight in which they were held. The strongest contributions, albeit still relatively modest, came from iShares® MSCI USA ESG Select ETF and Nuveen ESG Large-Cap Value ETF. (Contributions take weightings and total returns into account.) The most significant detractors from performance were iShares® ESG Aware MSCI EAFE ETF and Nuveen ESG Mid-Cap Growth ETF.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
Cash holdings earned a near-zero return, while all other fixed-income positions generated negative performance. Losses were smallest for iShares® ESG Aware 1-5 Year USD Corporate Bond ETF and Nuveen ESG High Yield Corporate Bond ETF. The most significant losses came from iShares® ESG Aware USD Corporate Bond ETF and iShares® ESG Aware U.S. Aggregate Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
All Underlying Fixed-Income ETFs contributed negatively to Fund performance, while cash had no impact. The ETFs that detracted the least were Nuveen ESG High Yield Corporate Bond ETF and iShares® ESG Aware 1-5 Year USD Corporate Bond ETF. The most significant detractors were iShares® ESG Aware U.S. Aggregate Bond ETF and the iShares® ESG Advanced High Yield ETF.
How was the Fund positioned at the end of the reporting period?
As the market sold off in April 2022, we added to the Fund’s equity allocations, positioning the Fund with modestly overweight exposure to equities as of April 30, 2022. We are fully cognizant of the many challenges facing stock prices (high inflation, rising

92	MainStay ESG Multi-Asset Allocation Fund

rates, geopolitical conflict, supply chain disruptions, worker shortages), but we also perceive a supportive demand backdrop (robust corporate capital spending, solid household consumption, growing payrolls, healthy consumer sentiment and strong corporate balance sheets). The two appear in rough equilibrium, such that we expect a largely sideways market for the foreseeable future. Within that environment we anticipate trading tactically on the Fund’s behalf, adding to equity holdings during periods of weakness and trimming them again as prices recover.
In terms of the Fund’s posture within asset classes, the positions described above remain intact as of April 30, 2022. The bias we expect to have the largest impact on active return is our preference for small-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Small-cap stocks, in contrast, cater primarily to a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value over growth stocks remains intact as of April 30, 2022. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be all that far away.
Within fixed income, we have reduced the Fund’s short-duration posture as yields have climbed. As of April 30, 2022, the Fund’s duration is notably short of the benchmark. The Fund maintains a mild tilt toward credit as of April 30, 2022 as corporate fundamentals appear likely to remain sound for the foreseeable future. We may increase the Fund’s high-yield bond exposure if we see credit spreads widen much beyond 400 basis points. (A basis point is one one-hundredth of a percentage point.)
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay ESG Multi-Asset Allocation Fund.
The opinions expressed are those of the portfolio as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
93

Portfolio of Investments April 30, 2022†

	Shares	Value
Affiliated Investment Companies 2.1%
Equity Funds 2.1%
IQ Candriam ESG International Equity ETF	5,880	$ 151,761
IQ Candriam ESG U.S. Equity ETF	2,056	73,070
Total Affiliated Investment Companies (Cost $244,101)		224,831
Unaffiliated Investment Companies 95.0%
Equity Funds 82.6%
iShares ESG Advanced MSCI EAFE ETF	972	54,704
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	14,038	340,281
iShares ESG Aware MSCI EM ETF	5,679	194,960
iShares ESG Aware MSCI USA Small-Cap ETF	6,395	222,034
iShares ESG Aware US Aggregate Bond ETF	16,689	826,606
iShares ESG MSCI EM Leaders ETF	680	34,129
iShares ESG Screened S&P 500 ETF	46,819	1,455,650
iShares MSCI USA ESG Select ETF	951	84,230
iShares Trust iShares ESG Advanced High Yield	20,472	947,239
iShares Trust iShares ESG Aware MSCI EAFE ETF	14,824	1,023,894
Nuveen ESG High Yield Corporate Bond ETF	10,662	234,937
Nuveen ESG International Devel	2,226	60,191
Nuveen ESG Large-Cap Value ETF	15,535	559,726
Nuveen ESG Mid-Cap Growth ETF	11,251	430,913
Nuveen ESG Mid-Cap Value ETF	20,656	700,526
Nuveen ESG Small-Cap ETF	22,088	806,875
SPDR S&P 500 ESG ETF	15,285	601,465
Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF	1,219	35,380
Total Equity Funds (Cost $9,444,223)		8,613,740
Fixed Income Funds 12.4%
iShares ESG Advanced Total USD Bond Market ETF	10,146	452,511
Nuveen ESG US Aggregate Bond ETF	17,864	413,373
Vanguard ESG U.S. Corporate Bond ETF	6,666	426,691
Total Fixed Income Funds (Cost $1,357,497)		1,292,575
Total Unaffiliated Investment Companies (Cost $10,801,720)		9,906,315
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

94	MainStay ESG Multi-Asset Allocation Fund

	Shares	Value
Short-Term Investment 3.5%
Affiliated Investment Company 3.5%
MainStay U.S. Government Liquidity Fund, 0.397% (a)	362,253	$ 362,253
Total Short-Term Investment (Cost $362,253)	3.5%	362,253
Total Investments (Cost $11,408,074)	100.6%	10,493,399
Other Assets, Less Liabilities	(0.6)	(60,923)
Net Assets	100.0%	$ 10,432,476

†	Percentages indicated are based on Fund net assets.
(a)	Current yield as of April 30, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ Candriam ESG International Equity ETF	$ —	$ 485	$ (290)	$ (29)	$ (14)	$ 152	$ 3	$ —	6
IQ Candriam ESG U.S. Equity ETF	—	858	(768)	(12)	(5)	73	2	—	2
MainStay U.S. Government Liquidity Fund	—	3,753	(3,391)	—	—	362	—(a)	—	362
	$—	$5,096	$(4,449)	$(41)	$(19)	$587	$5	$—

(a)	Less than $500.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
EM—Emerging Markets
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
95

Portfolio of Investments April 30, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 224,831	$ —	$ —	$ 224,831
Unaffiliated Investment Companies
Equity Funds	8,613,740	—	—	8,613,740
Fixed Income Funds	1,292,575	—	—	1,292,575
Total Unaffiliated Investment Companies	9,906,315	—	—	9,906,315
Short-Term Investment
Affiliated Investment Company	362,253	—	—	362,253
Total Investments in Securities	$ 10,493,399	$ —	$ —	$ 10,493,399

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

96	MainStay ESG Multi-Asset Allocation Fund

Statement of Assets and Liabilities as of April 30, 2022

Assets
Investment in unaffiliated securities, at value (identified cost $10,801,720)	$9,906,315
Investment in affiliated investment companies, at value (identified cost $606,354)	587,084
Receivables:
Investment securities sold	52,580
Manager (See Note 3)	18,578
Fund shares sold	797
Dividends	50
Other assets	46,514
Total assets	10,611,918
Liabilities
Payables:
Investment securities purchased	154,563
Transfer agent (See Note 3)	12,309
Custodian	5,816
Professional fees	1,881
Shareholder communication	638
NYLIFE Distributors (See Note 3)	301
Trustees	164
Accrued expenses	3,770
Total liabilities	179,442
Net assets	$10,432,476
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,162
Additional paid-in-capital	11,616,170
11,617,332
Total distributable earnings (loss)	(1,184,856)
Net assets	$10,432,476
Class A
Net assets applicable to outstanding shares	$1,160,837
Shares of beneficial interest outstanding	129,429
Net asset value per share outstanding	$8.97
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$9.25
Class C
Net assets applicable to outstanding shares	$22,903
Shares of beneficial interest outstanding	2,560
Net asset value and offering price per share outstanding	$8.95
Class I
Net assets applicable to outstanding shares	$9,134,508
Shares of beneficial interest outstanding	1,017,466
Net asset value and offering price per share outstanding	$8.98
Class R3
Net assets applicable to outstanding shares	$39,946
Shares of beneficial interest outstanding	4,458
Net asset value and offering price per share outstanding	$8.96
SIMPLE Class
Net assets applicable to outstanding shares	$74,282
Shares of beneficial interest outstanding	8,287
Net asset value and offering price per share outstanding	$8.96
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
97

Statement of Operations for the period September 30, 2021 (inception date) through April 30, 2022

Investment Income (Loss)
Income
Dividends-unaffiliated	$113,171
Dividends-affiliated	5,313
Total income	118,484
Expenses
Offering (See Note 2)	55,889
Professional fees	21,149
Registration	17,801
Manager (See Note 3)	12,527
Transfer agent (See Note 3)	12,527
Custodian	8,383
Distribution/Service—Class A (See Note 3)	1,108
Distribution/Service—Class C (See Note 3)	145
Distribution/Service—Class R3 (See Note 3)	108
Distribution/Service—SIMPLE Class (See Note 3)	104
Shareholder communication	1,234
Trustees	326
Shareholder service (See Note 3)	22
Miscellaneous	4,659
Total expenses before waiver/reimbursement	135,982
Expense waiver/reimbursement from Manager (See Note 3)	(100,047)
Net expenses	35,935
Net investment income (loss)	82,549
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investments	(26,010)
Affiliated investments	(40,792)
Net realized gain (loss)	(66,802)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(895,405)
Affiliated investments	(19,270)
Net change in unrealized appreciation (depreciation)	(914,675)
Net realized and unrealized gain (loss)	(981,477)
Net increase (decrease) in net assets resulting from operations	$(898,928)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

98	MainStay ESG Multi-Asset Allocation Fund

Statements of Changes in Net Assets
for the period September 30, 2021 (inception date) through April 30, 2022

2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$82,549
Net realized gain (loss)	(66,802)
Net change in unrealized appreciation (depreciation)	(914,675)
Net increase (decrease) in net assets resulting from operations	(898,928)
Distributions to shareholders:
Class A	(18,787)
Class C	(605)
Class I	(265,161)
Class R3	(1,096)
SIMPLE Class	(637)
Total distributions to shareholders	(286,286)
Capital share transactions:
Net proceeds from sales of shares	11,393,208
Net asset value of shares issued to shareholders in reinvestment of distributions	286,286
Cost of shares redeemed	(61,804)
Increase (decrease) in net assets derived from capital share transactions	11,617,690
Net increase (decrease) in net assets	10,432,476
Net Assets
Beginning of period	—
End of period	$10,432,476
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
99

Financial Highlights selected per share data and ratios

September 30, 2021^ through April 30,
Class A	2022
Net asset value at beginning of period	$10.00
Net investment income (loss) (a)	0.05
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	(0.77)
Less distributions:
From net investment income	(0.26)
From net realized gain on investments	(0.00)‡
Net asset value at end of period	$8.97
Total investment return (b)	(7.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.93%
Net expenses††(c)	0.80%
Expenses (before waiver/reimbursement)††(c)	2.40%
Portfolio turnover rate	70%
Net assets at end of period (in 000’s)	$1,161

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

September 30, 2021 through April 30,
Class C	2022
Net asset value at beginning of period	$10.00
Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss)	(0.83)
Total from investment operations	(0.81)
Less distributions:
From net investment income	(0.24)
From net realized gain on investments	(0.00)‡
Net asset value at end of period	$8.95
Total investment return (b)	(8.37)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.36%
Net expenses††(c)	1.55%
Expenses (before waiver/reimbursement)††(c)	3.15%
Portfolio turnover rate	70%
Net assets at end of period (in 000’s)	$23

‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

100	MainStay ESG Multi-Asset Allocation Fund

Financial Highlights selected per share data and ratios
September 30, 2021 through April 30,
Class I	2022
Net asset value at beginning of period	$10.00
Net investment income (loss) (a)	0.08
Net realized and unrealized gain (loss)	(0.84)
Total from investment operations	(0.76)
Less distributions:
From net investment income	(0.26)
From net realized gain on investments	(0.00)‡
Net asset value at end of period	$8.98
Total investment return (b)	(7.83)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.36%
Net expenses††(c)	0.55%
Expenses (before waiver/reimbursement)††(c)	2.15%
Portfolio turnover rate	70%
Net assets at end of period (in 000’s)	$9,135

‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

September 30, 2021 through April 30,
Class R3	2022
Net asset value at beginning of period	$10.00
Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	(0.79)
Less distributions:
From net investment income	(0.25)
From net realized gain on investments	(0.00)‡
Net asset value at end of period	$8.96
Total investment return (b)	(8.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.52%
Net expenses††(c)	1.15%
Expenses (before waiver/reimbursement)††(c)	2.75%
Portfolio turnover rate	70%
Net assets at end of period (in 000’s)	$40

‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
101

Financial Highlights selected per share data and ratios
September 30, 2021 through April 30,
SIMPLE Class	2022
Net asset value at beginning of period	$10.00
Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	(0.79)
Less distributions:
From net investment income	(0.25)
From net realized gain on investments	(0.00)‡
Net asset value at end of period	$8.96
Total investment return (b)	(8.15)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.57%
Net expenses††(c)	1.05%
Expenses (before waiver/reimbursement)††(c)	2.65%
Portfolio turnover rate	70%
Net assets at end of period (in 000’s)	$74

‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

102	MainStay ESG Multi-Asset Allocation Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Defensive ETF Allocation Fund, MainStay Conservative ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Equity ETF Allocation Fund and MainStay ESG Multi-Asset Allocation Fund (commenced operations September 30, 2021) (collectively referred to as the "ETF Allocation Funds" and each individually referred to as an "ETF Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each ETF Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay Defensive ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Conservative ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Moderate ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Growth ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Equity ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay ESG Multi-Asset Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
1.
For each ETF Allocation Fund, other than MainStay ESG Multi-Asset Allocation Fund, Investor Class and Class R6 shares were registered for sale as of June 30, 2020, but as of April 30, 2022 were not yet offered for sale. For MainStay ESG Multi-Asset Allocation Fund, Investor Class and Class R6 shares were registered for sale as of September 30, 2021, but as of April 30, 2022 were not yet offered for sale.
Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an ETF Allocation Fund may be converted to one or more other share classes of the ETF Allocation Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Class R3 and SIMPLE Class shares. Class I shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R3 shares.
The investment objective for each of the ETF Allocation Funds is as follows:
The MainStay Defensive ETF Allocation Fund seeks current income.
The MainStay Conservative ETF Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate ETF Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth ETF Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity ETF Allocation Fund seeks long-term growth of capital.
The MainStay ESG Multi-Asset Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The ETF Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing in passively-managed exchange-traded funds (the “Underlying ETFs”).
Note 2–Significant Accounting Policies
The ETF Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The ETF Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the ETF Allocation Funds are open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of each ETF Allocation Fund's securities and other assets and delegated the responsibility for
103

Notes to Financial Statements (continued)
valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the ETF Allocation Funds' assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"). To assess the appropriateness of security valuations, the Manager or the ETF Allocation Funds' third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price an ETF Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each ETF Allocation Fund. Unobservable inputs reflect each ETF Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including each ETF Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each ETF Allocation Fund’s assets and liabilities as of April 30, 2022, is included at the end of each ETF Allocation Fund’s Portfolio of Investments.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

104	Mainstay ETF Asset Allocation Funds

(B) Income Taxes.  Each ETF Allocation Fund is treated as a separate entity for federal income tax purposes. The ETF Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each ETF Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.
Management evaluates each ETF Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ETF Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the ETF Allocation Funds' financial statements. The ETF Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate ETF Allocation Fund, MainStay Growth ETF Allocation Fund and MainStay Equity ETF Allocation Fund and MainStay ESG Multi-Asset Allocation Fund each intends to declare and pay dividends from net investment income, if any, at least annually. The MainStay Conservative ETF Allocation Fund and MainStay Defensive ETF Allocation Fund each intends to declare and pay dividends from net investment income, if any, at least quarterly. Each MainStay ETF Allocation Fund declare and distribute capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ETF Allocation Fund at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The ETF Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the ETF Allocation Funds from the Underlying ETFs are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the ETF Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ETF Allocation Funds, including those of related parties to the ETF Allocation Funds, are shown in the Statement of Operations.
In addition, the ETF Allocation Funds bear a pro rata share of the fees and expenses of the Underlying ETFs in which they invest. Because the Underlying ETFs have varied expense and fee levels and the ETF Allocation Funds may own different proportions of the Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by each ETF Allocation Fund may vary. Shares of the Underlying ETFs are subject to management fees and other fees that may cause the costs of investing in Underlying ETFs to be greater than the costs of owning the underlying securities directly. These indirect expenses of the Underlying ETFs are not included in the amounts shown in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Offering Costs. Costs were incurred by the ETF Allocation Funds in connection with the commencement of the ETF Allocation Funds' operations. These costs are being amortized on a straight line basis over 12 months.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the ETF Allocation Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the ETF Allocation Funds engage in securities lending, the ETF Allocation Funds will lend through their custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the ETF Allocation Funds. Under the current arrangement, JPMorgan will manage the ETF Allocation Funds' collateral in accordance with the securities lending agency agreement between the ETF Allocation Funds and JPMorgan, and indemnify the ETF Allocation Funds against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the ETF Allocation Funds. The ETF Allocation Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned. The ETF Allocation Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on
105

Notes to Financial Statements (continued)
loan. The ETF Allocation Funds bear the risk of any loss on investment of cash collateral. The ETF Allocation Funds will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The ETF Allocation Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ETF Allocation Funds. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ETF Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The ETF Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ETF Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ETF Allocation Funds.
Note 3–Fees and Related Party Transactions
(A) Manager. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ETF Allocation Funds' Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the ETF Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ETF Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the ETF Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ETF Allocation Funds and certain operational expenses of the ETF Allocation Funds. During a portion on the year ended April 30, 2022, the ETF Allocation Funds reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the ETF Allocation Funds.
Pursuant to the Management Agreement, each ETF Allocation Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.20% of each ETF Allocation Fund's average daily net assets.

106	Mainstay ETF Asset Allocation Funds

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Class C	Class I	Class R3	SIMPLE Class
MainStay Defensive ETF Allocation Fund	0.80%	1.55%	0.55%	1.15%	1.05%
MainStay Conservative ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05
MainStay Moderate ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05
MainStay Growth ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05
MainStay Equity ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05
MainStay ESG Multi-Asset Allocation Fund	0.80	1.55	0.55	1.15	1.05

This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the period ended April 30, 2022, New York Life Investments earned fees from the ETF Allocation Funds and waived fees and/or reimbursed expenses as follows:
Fund	Earned	Waived/Reimbursed
MainStay Defensive ETF Allocation Fund	19,051	(90,499)
MainStay Conservative ETF Allocation Fund	63,730	(35,840)
MainStay Moderate ETF Allocation Fund	159,396	(42)
MainStay Growth ETF Allocation Fund	94,957	(24,329)
MainStay Equity ETF Allocation Fund	69,022	(42,612)
MainStay ESG Multi-Asset Allocation Fund	12,527	(100,047)
JPMorgan provides sub-administration and sub-accounting services to the ETF Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ETF Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ETF Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the ETF Allocation Funds' administrative operations. For providing these services to the ETF Allocation Funds, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the ETF Allocation Funds. The ETF Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the ETF Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ETF Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The ETF Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ETF Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the year ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:
MainStay Defensive ETF Allocation Fund
Class R3	$29

MainStay Conservative ETF Allocation Fund
Class R3	$82

107

Notes to Financial Statements (continued)
MainStay Moderate ETF Allocation Fund
Class R3	$653

MainStay Growth ETF Allocation Fund
Class R3	$246

MainStay Equity ETF Allocation Fund
Class R3	$475

MainStay ESG Multi-Asset Allocation Fund
Class R3	$22
(C) Sales Charges.  The ETF Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the year ended April 30, 2022, was as follows:
MainStay Defensive ETF Allocation Fund
Class A	$5,029

MainStay Conservative ETF Allocation Fund
Class A	$22,997

MainStay Moderate ETF Allocation Fund
Class A	$66,732

MainStay Growth ETF Allocation Fund
Class A	$55,388

MainStay Equity ETF Allocation Fund
Class A	$39,895

MainStay ESG Multi-Asset Allocation Fund
Class A	$845
The ETF Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended April 30, 2022, as follows:
MainStay Defensive ETF Allocation Fund
Class A	$2,707

MainStay Conservative ETF Allocation Fund
Class A	$6,520
Class C	36

MainStay Moderate ETF Allocation Fund
Class A	$3,809
Class C	23

MainStay Growth ETF Allocation Fund
Class A	$259

MainStay Equity ETF Allocation Fund
Class A	$4,029
Class C	21
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ETF Allocation Funds' transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. For each ETF Allocation Fund, other than MainStay ESG Multi-Asset Allocation Fund, this agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. For the MainStay ESG Multi-Asset Allocation Fund, this agreement will remain in effect until September 30, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2022, transfer agent expenses incurred by the ETF Allocation Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Defensive ETF Allocation Fund	Expense	Waived
Class C	$149	$ —
SIMPLE Class	153	—

MainStay Conservative ETF Allocation Fund	Expense	Waived
Class A	$11,116	$ —
Class C	495	—
Class I	21	—
Class R3	30	—
SIMPLE Class	686	—

108	Mainstay ETF Asset Allocation Funds

MainStay Moderate ETF Allocation Fund	Expense	Waived
Class A	$35,691	$ —
Class C	774	—
Class I	32	—
Class R3	306	—
SIMPLE Class	2,430	—

MainStay Growth ETF Allocation Fund	Expense	Waived
Class A	$43,063	$ —
Class C	428	—
Class I	40	—
Class R3	243	—
SIMPLE Class	3,377	—

MainStay Equity ETF Allocation Fund	Expense	Waived
Class A	$27,124	$ —
Class C	310	—
Class I	215	—
Class R3	403	—
SIMPLE Class	3,000	—

MainStay ESG Multi-Asset Allocation Fund	Expense	Waived
Class A	$887	$ —
Class C	29	—
Class I	11,527	—
Class R3	43	—
SIMPLE Class	41	—
(E) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the ETF Allocation Funds with the values and percentages of net assets as follows:
MainStay Defensive ETF Allocation Fund
Class C	$24,303	20.7%
Class I	24,482	70.3
Class R3	24,451	76.9

MainStay Conservative ETF Allocation Fund
Class C	$25,978	6.3%
Class I	33,341	100.0
Class R3	26,172	29.1

MainStay Moderate ETF Allocation Fund
Class I	$29,169	39.9%
Class R3	28,041	3.3

MainStay Growth ETF Allocation Fund
Class C	$29,886	9.6%
Class I	29,273	72.3
Class R3	30,114	6.2

MainStay Equity ETF Allocation Fund
Class C	$31,337	17.7%
Class I	17,216	11.3
Class R3	31,604	6.7
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of each ETF Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Defensive ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$12,291,921	$103,537	$(875,397)	$(771,860)

MainStay Conservative ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$43,017,404	$280,648	$(2,139,617)	$(1,858,969)

MainStay Moderate ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$108,462,743	$1,391,940	$(4,363,992)	$(2,972,052)

MainStay Growth ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$64,775,099	$1,011,167	$(1,971,941)	$(960,774)

109

Notes to Financial Statements (continued)
MainStay Equity ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$44,506,140	$726,831	$(1,939,210)	$(1,212,379)

MainStay ESG Multi-Asset Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$11,518,858	$129	$(1,025,588)	$(1,025,459)
As of April 30, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Fund	Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Defensive ETF Allocation Fund	$20,124	$70,089	$—	$(771,860)	$(681,647)
MainStay Conservative ETF Allocation Fund	44,736	114,302	—	(1,858,969)	(1,699,931)
MainStay Moderate ETF Allocation Fund	201,868	172,753	—	(2,972,052)	(2,597,431)
MainStay Growth ETF Allocation Fund	113,303	17,176	—	(960,774)	(830,295)
MainStay Equity ETF Allocation Fund	—	5,029	—	(1,212,379)	(1,207,350)
MainStay ESG Multi-Asset Allocation Fund	8,806	(76,357)	(91,846)	(1,025,459)	(1,184,856)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustments.

The following table discloses the current period reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of April 30, 2022 were not affected.
Fund	Total Distributable Earnings (Loss)	Additional Paid-In Capital
MainStay Defensive ETF Allocation Fund	$—	$—
MainStay Conservative ETF Allocation Fund	—	—
MainStay Moderate ETF Allocation Fund	—	—
MainStay Growth ETF Allocation Fund	(1,589)	1,589
MainStay Equity ETF Allocation Fund	(660)	660
MainStay ESG Multi-Asset Allocation Fund	358	(358)
As of April 30, 2022, for federal income tax purposes, capital loss carryforwards of $76,357, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the MainStay ESG Multi-Asset Allocation Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$76	$—
During the period ended April 30, 2022 the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022			2021
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Total
MainStay Defensive ETF Allocation Fund	$255,743	$901	$256,644	$87,982	$87,982
MainStay Conservative ETF Allocation Fund	737,286	—	737,286	168,485	168,485
MainStay Moderate ETF Allocation Fund	1,226,137	—	1,226,137	220,070	220,070
MainStay Growth ETF Allocation Fund	623,890	—	623,890	112,808	112,808
MainStay Equity ETF Allocation Fund	384,052	1,643	385,695	60,573	60,573
MainStay ESG Multi-Asset Allocation Fund	286,286	—	286,286	—	—

110	Mainstay ETF Asset Allocation Funds

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the ETF Allocation Funds. Custodial fees are charged to each ETF Allocation Fund based on each ETF Allocation Fund's net assets and/or the market value of securities held by each ETF Allocation Fund and the number of certain transactions incurred by each ETF Allocation Fund.
Note 6–Line of Credit
The ETF Allocation Funds, with the exception of MainStay ESG Multi-Asset Allocation Fund, and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the ETF Allocation Funds, with the exception of MainStay ESG Multi-Asset Allocation Fund, and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the ETF Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended April 30, 2022, there were no borrowings made or outstanding with respect to the ETF Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the ETF Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the ETF Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2022, there were no interfund loans made or outstanding with respect to the ETF Allocation Funds.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2022, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Defensive ETF Allocation Fund	$7,389	$7,494
MainStay Conservative ETF Allocation Fund	31,859	19,125
MainStay Moderate ETF Allocation Fund	87,232	44,823
MainStay Growth ETF Allocation Fund	55,398	24,878
MainStay Equity ETF Allocation Fund	36,329	14,723
MainStay ESG Multi-Asset Allocation Fund	18,631	7,356
Note 9–Capital Share Transactions
Transactions in capital shares for the period ended April 30, 2022, were as follows:
MainStay Defensive ETF Allocation Fund
Class A	Shares	Amount
Year ended April 30, 2022:
Shares sold	467,406	$4,822,274
Shares issued to shareholders in reinvestment of distributions	23,782	246,509
Shares redeemed	(328,586)	(3,404,083)
Net increase (decrease) in shares outstanding before conversion	162,602	1,664,700
Shares converted into Class A (See Note 1)	2,196	22,510
Net increase (decrease)	164,798	$1,687,210
Year ended April 30, 2021:(a)
Shares sold	1,019,860	$10,475,057
Shares issued to shareholders in reinvestment of distributions	6,035	62,541
Shares redeemed	(205,074)	(2,122,890)
Net increase (decrease)	820,821	$8,414,708

Class C	Shares	Amount
Year ended April 30, 2022:
Shares sold	115	$1,200
Shares issued to shareholders in reinvestment of distributions	252	2,623
Shares redeemed	(1,322)	(13,767)
Net increase (decrease) in shares outstanding before conversion	(955)	(9,944)
Shares converted from Class C (See Note 1)	(2,198)	(22,510)
Net increase (decrease)	(3,153)	$(32,454)
Year ended April 30, 2021:(a)
Shares sold	36,365	$368,622
Shares issued to shareholders in reinvestment of distributions	86	898
Shares redeemed	(20,929)	(215,685)
Net increase (decrease)	15,522	$153,835

111

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	108	$1,116
Shares redeemed	(191,795)	(2,002,016)
Net increase (decrease)	(191,687)	$(2,000,900)
Year ended April 30, 2021:(a)
Shares sold	193,555	$1,936,076
Shares issued to shareholders in reinvestment of distributions	1,800	18,692
Net increase (decrease)	195,355	$1,954,768

Class R3	Shares	Amount
Year ended April 30, 2022:
Shares sold	762	$8,000
Shares issued to shareholders in reinvestment of distributions	73	758
Shares redeemed	—	(1)
Net increase (decrease)	835	$8,757
Year ended April 30, 2021:(a)
Shares sold	2,500	$25,001
Shares issued to shareholders in reinvestment of distributions	16	165
Net increase (decrease)	2,516	$25,166

SIMPLE Class	Shares	Amount
Year ended April 30, 2022:
Shares sold	23,576	$242,000
Shares issued to shareholders in reinvestment of distributions	353	3,645
Shares redeemed	(3,023)	(31,532)
Net increase (decrease)	20,906	$214,113
Year ended April 30, 2021:(b)
Shares sold	7,620	$78,773
Shares issued to shareholders in reinvestment of distributions	25	265
Net increase (decrease)	7,645	$79,038

(a)	The inception date of the class was June 30, 2020.
(b)	The inception date of the class was August 31, 2020.
MainStay Conservative ETF Allocation Fund
Class A	Shares	Amount
Year ended April 30, 2022:
Shares sold	1,692,280	$18,824,810
Shares issued to shareholders in reinvestment of distributions	62,856	704,321
Shares redeemed	(685,361)	(7,574,739)
Net increase (decrease) in shares outstanding before conversion	1,069,775	11,954,392
Shares converted into Class A (See Note 1)	408	4,556
Net increase (decrease)	1,070,183	$11,958,948
Year ended April 30, 2021:(a)
Shares sold	2,384,111	$25,249,853
Shares issued to shareholders in reinvestment of distributions	13,109	141,610
Shares redeemed	(246,378)	(2,653,335)
Net increase (decrease) in shares outstanding before conversion	2,150,842	22,738,128
Shares converted into Class A (See Note 1)	1,892	20,583
Net increase (decrease)	2,152,734	$22,758,711

Class C	Shares	Amount
Year ended April 30, 2022:
Shares sold	2,366	$26,521
Shares issued to shareholders in reinvestment of distributions	608	6,833
Shares redeemed	(4,591)	(51,480)
Net increase (decrease) in shares outstanding before conversion	(1,617)	(18,126)
Shares converted from Class C (See Note 1)	(409)	(4,556)
Net increase (decrease)	(2,026)	$(22,682)
Year ended April 30, 2021:(a)
Shares sold	50,859	$536,904
Shares issued to shareholders in reinvestment of distributions	132	1,425
Shares redeemed	(6,573)	(71,192)
Net increase (decrease) in shares outstanding before conversion	44,418	467,137
Shares converted from Class C (See Note 1)	(1,897)	(20,583)
Net increase (decrease)	42,521	$446,554

Class I	Shares	Amount
Year ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	137	$1,541
Shares redeemed	(2,385)	(25,619)
Net increase (decrease)	(2,248)	$(24,078)
Year ended April 30, 2021:(a)
Shares sold	194,825	$1,950,450
Shares issued to shareholders in reinvestment of distributions	1,755	19,046
Shares redeemed	(191,064)	(2,104,762)
Net increase (decrease)	5,516	$(135,266)

112	Mainstay ETF Asset Allocation Funds

Class R3	Shares	Amount
Year ended April 30, 2022:
Shares sold	2,565	$28,919
Shares issued to shareholders in reinvestment of distributions	149	1,667
Net increase (decrease)	2,714	$30,586
Year ended April 30, 2021:(a)
Shares sold	6,075	$63,368
Shares issued to shareholders in reinvestment of distributions	36	392
Net increase (decrease)	6,111	$63,760

SIMPLE Class	Shares	Amount
Year ended April 30, 2022:
Shares sold	92,080	$1,019,656
Shares issued to shareholders in reinvestment of distributions	1,200	13,388
Shares redeemed	(5,244)	(58,363)
Net increase (decrease)	88,036	$974,681
Year ended April 30, 2021:(b)
Shares sold	19,877	$216,479
Shares issued to shareholders in reinvestment of distributions	41	450
Shares redeemed	(2,416)	(26,602)
Net increase (decrease)	17,502	$190,327

(a)	The inception date of the class was June 30, 2020.
(b)	The inception date of the class was August 31, 2020.
MainStay Moderate ETF Allocation Fund
Class A	Shares	Amount
Year ended April 30, 2022:
Shares sold	4,186,889	$50,473,072
Shares issued to shareholders in reinvestment of distributions	96,219	1,188,297
Shares redeemed	(1,080,298)	(13,019,569)
Net increase (decrease) in shares outstanding before conversion	3,202,810	38,641,800
Shares converted into Class A (See Note 1)	11,038	130,131
Net increase (decrease)	3,213,848	$38,771,931
Year ended April 30, 2021:(a)
Shares sold	4,954,721	$54,237,300
Shares issued to shareholders in reinvestment of distributions	17,271	194,817
Shares redeemed	(403,632)	(4,511,554)
Net increase (decrease) in shares outstanding before conversion	4,568,360	49,920,563
Shares converted into Class A (See Note 1)	6,604	75,948
Net increase (decrease)	4,574,964	$49,996,511

Class C	Shares	Amount
Year ended April 30, 2022:
Shares sold	14,807	$177,884
Shares issued to shareholders in reinvestment of distributions	288	3,546
Shares redeemed	(11,428)	(135,584)
Net increase (decrease) in shares outstanding before conversion	3,667	45,846
Shares converted from Class C (See Note 1)	(11,079)	(130,131)
Net increase (decrease)	(7,412)	$(84,285)
Year ended April 30, 2021:(a)
Shares sold	53,624	$588,904
Shares issued to shareholders in reinvestment of distributions	155	1,749
Shares redeemed	(4,385)	(49,693)
Net increase (decrease) in shares outstanding before conversion	49,394	540,960
Shares converted from Class C (See Note 1)	(6,621)	(75,948)
Net increase (decrease)	42,773	$465,012

Class I	Shares	Amount
Year ended April 30, 2022:
Shares sold	2,979	$36,029
Shares issued to shareholders in reinvestment of distributions	91	1,128
Shares redeemed	(850)	(10,430)
Net increase (decrease)	2,220	$26,727
Year ended April 30, 2021:(a)
Shares sold	194,284	$1,945,000
Shares issued to shareholders in reinvestment of distributions	1,772	19,971
Shares redeemed	(191,673)	(2,245,853)
Net increase (decrease)	4,383	$(280,882)

Class R3	Shares	Amount
Year ended April 30, 2022:
Shares sold	42,794	$519,787
Shares issued to shareholders in reinvestment of distributions	733	9,056
Shares redeemed	(141)	(1,748)
Net increase (decrease)	43,386	$527,095
Year ended April 30, 2021:(a)
Shares sold	33,920	$383,218
Shares issued to shareholders in reinvestment of distributions	21	239
Net increase (decrease)	33,941	$383,457

113

Notes to Financial Statements (continued)
SIMPLE Class	Shares	Amount
Year ended April 30, 2022:
Shares sold	258,797	$3,089,423
Shares issued to shareholders in reinvestment of distributions	1,785	22,031
Shares redeemed	(13,574)	(159,897)
Net increase (decrease)	247,008	$2,951,557
Year ended April 30, 2021:(b)
Shares sold	42,765	$488,812
Shares issued to shareholders in reinvestment of distributions	68	758
Shares redeemed	(2,734)	(31,987)
Net increase (decrease)	40,099	$457,583

(a)	The inception date of the class was June 30, 2020.
(b)	The inception date of the class was August 31, 2020.
MainStay Growth ETF Allocation Fund
Class A	Shares	Amount
Year ended April 30, 2022:
Shares sold	2,481,741	$32,173,386
Shares issued to shareholders in reinvestment of distributions	43,915	591,099
Shares redeemed	(446,604)	(5,771,438)
Net increase (decrease) in shares outstanding before conversion	2,079,052	26,993,047
Shares converted into Class A (See Note 1)	339	4,447
Shares converted from Class A (See Note 1)	(283)	(3,802)
Net increase (decrease)	2,079,108	$26,993,692
Year ended April 30, 2021:(a)
Shares sold	2,537,583	$29,056,494
Shares issued to shareholders in reinvestment of distributions	7,401	87,479
Shares redeemed	(222,327)	(2,613,606)
Shares converted into Class A (See Note 1)	94	1,156
Shares converted from Class A (See Note 1)	(29)	(354)
Net increase (decrease)	2,322,722	$26,531,169

Class C	Shares	Amount
Year ended April 30, 2022:
Shares sold	5,581	$72,514
Shares issued to shareholders in reinvestment of distributions	113	1,516
Shares redeemed	(1,785)	(23,688)
Net increase (decrease) in shares outstanding before conversion	3,909	50,342
Shares converted from Class C (See Note 1)	(342)	(4,447)
Net increase (decrease)	3,567	$45,895
Year ended April 30, 2021:(a)
Shares sold	22,747	$255,421
Shares issued to shareholders in reinvestment of distributions	66	777
Shares redeemed	(117)	(1,371)
Shares converted from Class C (See Note 1)	(94)	(1,156)
Net increase (decrease)	22,602	$253,671

Class I	Shares	Amount
Year ended April 30, 2022:
Shares sold	249	$3,250
Shares issued to shareholders in reinvestment of distributions	47	635
Net increase (decrease)	296	$3,885
Year ended April 30, 2021:(a)
Shares sold	193,850	$1,939,316
Shares issued to shareholders in reinvestment of distributions	1,947	22,920
Shares redeemed	(192,688)	(2,420,038)
Net increase (decrease)	3,109	$(457,802)

Class R3	Shares	Amount
Year ended April 30, 2022:
Shares sold	28,331	$367,189
Shares issued to shareholders in reinvestment of distributions	160	2,146
Net increase (decrease)	28,491	$369,335
Year ended April 30, 2021:(a)
Shares sold	12,294	$124,997
Shares issued to shareholders in reinvestment of distributions	44	519
Net increase (decrease)	12,338	$125,516

114	Mainstay ETF Asset Allocation Funds

SIMPLE Class	Shares	Amount
Year ended April 30, 2022:
Shares sold	266,287	$3,460,769
Shares issued to shareholders in reinvestment of distributions	2,090	28,129
Shares redeemed	(21,687)	(278,346)
Net increase (decrease) in shares outstanding before conversion	246,690	3,210,552
Shares converted into SIMPLE Class (See Note 1)	283	3,802
Net increase (decrease)	246,973	$3,214,354
Year ended April 30, 2021:(b)
Shares sold	81,926	$985,511
Shares issued to shareholders in reinvestment of distributions	92	1,084
Shares redeemed	(6,781)	(84,986)
Shares converted into SIMPLE Class (See Note 1)	29	354
Net increase (decrease)	75,266	$901,963

(a)	The inception date of the class was June 30, 2020.
(b)	The inception date of the class was August 31, 2020.
MainStay Equity ETF Allocation Fund
Class A	Shares	Amount
Year ended April 30, 2022:
Shares sold	1,900,803	$26,331,795
Shares issued to shareholders in reinvestment of distributions	24,833	360,078
Shares redeemed	(366,165)	(5,060,167)
Net increase (decrease) in shares outstanding before conversion	1,559,471	21,631,706
Shares converted into Class A (See Note 1)	1,883	25,918
Net increase (decrease)	1,561,354	$21,657,624
Year ended April 30, 2021:(a)
Shares sold	1,551,616	$18,998,861
Shares issued to shareholders in reinvestment of distributions	2,490	30,705
Shares redeemed	(75,463)	(944,522)
Net increase (decrease) in shares outstanding before conversion	1,478,643	18,085,044
Shares converted into Class A (See Note 1)	3,376	44,154
Net increase (decrease)	1,482,019	$18,129,198

Class C	Shares	Amount
Year ended April 30, 2022:
Shares sold	4,078	$56,581
Shares issued to shareholders in reinvestment of distributions	41	590
Shares redeemed	(904)	(12,511)
Net increase (decrease) in shares outstanding before conversion	3,215	44,660
Shares converted from Class C (See Note 1)	(1,894)	(25,918)
Net increase (decrease)	1,321	$18,742
Year ended April 30, 2021:(a)
Shares sold	20,328	$233,925
Shares issued to shareholders in reinvestment of distributions	29	359
Shares redeemed	(4,054)	(49,006)
Net increase (decrease) in shares outstanding before conversion	16,303	185,278
Shares converted from Class C (See Note 1)	(3,391)	(44,154)
Net increase (decrease)	12,912	$141,124

Class I	Shares	Amount
Year ended April 30, 2022:
Shares sold	7,559	$104,738
Shares issued to shareholders in reinvestment of distributions	150	2,163
Shares redeemed	(193,413)	(2,596,830)
Net increase (decrease)	(185,704)	$(2,489,929)
Year ended April 30, 2021:(a)
Shares sold	195,586	$1,962,226
Shares issued to shareholders in reinvestment of distributions	2,312	28,320
Net increase (decrease)	197,898	$1,990,546

Class R3	Shares	Amount
Year ended April 30, 2022:
Shares sold	4,977	$70,234
Shares issued to shareholders in reinvestment of distributions	106	1,525
Shares redeemed	—	(13)
Net increase (decrease)	5,083	$71,746
Year ended April 30, 2021:(a)
Shares sold	32,636	$392,024
Shares issued to shareholders in reinvestment of distributions	53	645
Net increase (decrease)	32,689	$392,669

115

Notes to Financial Statements (continued)
SIMPLE Class	Shares	Amount
Year ended April 30, 2022:
Shares sold	184,935	$2,564,334
Shares issued to shareholders in reinvestment of distributions	1,185	17,161
Shares redeemed	(13,008)	(178,356)
Net increase (decrease)	173,112	$2,403,139
Year ended April 30, 2021:(b)
Shares sold	60,280	$777,031
Shares issued to shareholders in reinvestment of distributions	17	208
Shares redeemed	(698)	(9,450)
Net increase (decrease)	59,599	$767,789

(a)	The inception date of the class was June 30, 2020.
(b)	The inception date of the class was August 31, 2020.
MainStay ESG Multi-Asset Allocation Fund
Class A	Shares	Amount
Period ended April 30, 2022: (a)
Shares sold	134,088	$1,332,493
Shares issued to shareholders in reinvestment of distributions	1,853	18,787
Shares redeemed	(6,512)	(61,804)
Net increase (decrease)	129,429	$1,289,476

Class C	Shares	Amount
Period ended April 30, 2022: (a)
Shares sold	2,501	$24,999
Shares issued to shareholders in reinvestment of distributions	59	605
Net increase (decrease)	2,560	$25,604

Class I	Shares	Amount
Period ended April 30, 2022: (a)
Shares sold	991,316	$9,913,000
Shares issued to shareholders in reinvestment of distributions	26,150	265,161
Net increase (decrease)	1,017,466	$10,178,161

Class R3	Shares	Amount
Period ended April 30, 2022: (a)
Shares sold	4,350	$43,898
Shares issued to shareholders in reinvestment of distributions	108	1,096
Net increase (decrease)	4,458	$44,994

SIMPLE Class	Shares	Amount
Period ended April 30, 2022: (a)
Shares sold	8,224	$78,818
Shares issued to shareholders in reinvestment of distributions	63	637
Net increase (decrease)	8,287	$79,455

(a)	The inception date of the class was September 30, 2021.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the ETF Allocation Funds' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the ETF Allocation Funds as of and for the year ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

116	Mainstay ETF Asset Allocation Funds

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Funds and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of MainStay Defensive ETF Allocation Fund, MainStay Conservative ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Equity ETF Allocation Fund and MainStay ESG Multi-Asset Allocation Fund (the Funds), six of the funds constituting MainStay Funds Trust, including the portfolios of investments, as of April 30, 2022, the related statements of operations for the year then ended, except for MainStay ESG Multi-Asset Allocation Fund which is for the period from September 30, 2021 (commencement of operations) through April 30, 2022, the statements of changes in net assets for the year ended April 30, 2022 and the period June 30, 2020 (commencement of operations) through April 30, 2021, except for MainStay ESG Multi-Asset Allocation Fund which is for the period from September 30, 2021 through April 30, 2022, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, the results of their operations for the year then ended, except for MainStay ESG Multi-Asset Allocation Fund which is for the period from September 30, 2021 through April 30, 2022, the changes in their net assets for the year ended April 30, 2022 and the period June 30, 2020 through April 30, 2021, except for MainStay ESG Multi-Asset Allocation Fund which is for the period from September 30, 2021 through April 30, 2022, and the financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 27, 2022
117

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth ETF Allocation Fund and MainStay Moderate ETF Allocation Fund (“Funds”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on each Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Fund, if any, and, when applicable, the rationale for any differences in each Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of each Fund and investment-related matters for each Fund as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life
Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding each Fund’s distribution arrangements. In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of each Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of each Fund and the historical investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with each Fund; (iv) the extent to which economies of scale have been realized or may be realized if each Fund grows and the extent to which economies of scale have benefited or may benefit each Fund’s shareholders; and (v) the reasonableness of each Fund’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between each Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management

118	Mainstay ETF Asset Allocation Funds

Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that each Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below. The Board considered on a Fund-by-Fund basis the factors and information deemed relevant and appropriate by the Trustees to evaluate the continuation of the Management Agreement, and the Board’s decision was made separately with respect to each Fund.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to each Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to each Fund.
The Board also considered the range of services that New York Life Investments provides to the Funds under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Funds. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Funds and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to each Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to each Fund and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Funds and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Funds. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Funds. In this regard, the Board considered the qualifications and experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
The Board considered the Funds’ investments in exchange-traded funds (“ETFs”) in excess of statutory limitations under the 1940 Act in reliance on exemptive relief issued to the ETFs, including the conditions of the applicable exemptive relief, and the Funds’ investing fund agreements with these ETFs in accordance with such relief. The Board concluded that the management fees charged to the Funds are for advisory services provided to the Funds that are in addition to, and not duplicative of, services provided to the underlying ETFs under their respective advisory contracts.
Because the Funds invest substantially all their assets in other funds, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Funds invest.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that each Fund would likely continue to benefit from the nature, extent and quality of these services.
119

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
Investment Performance
In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of each Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, each Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to relevant investment categories and each Fund’s benchmarks, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of each Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning each Fund’s investment performance as well as discussions between each Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance each Fund’s investment performance and the results of those actions. In considering the investment performance of the Funds, the Board noted that each of the MainStay Defensive ETF Allocation Fund, the MainStay Conservative ETF Allocation Fund and the MainStay Moderate ETF Allocation Fund underperformed its peer funds for the one-year period ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments regarding each of such Funds’ investment performance.
Based on these considerations, the Board concluded that its review of each Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of each Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Funds. The Board recognized that each Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to each Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with each Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Funds, including the potential rationale for and costs associated with investments in this money market fund by the Funds, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Funds.
The Board observed that, in addition to fees earned by New York Life Investments for managing each Fund, New York Life Investments’ affiliates also earn revenues from serving each Fund in various other capacities, including as each Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with each Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered

120	Mainstay ETF Asset Allocation Funds

the profitability of New York Life Investments’ relationship with the Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with each Fund were not excessive.
Management Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and each Fund’s total ordinary operating expenses.
In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of each Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of each Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Funds, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on each Fund’s net management fee and expenses. The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of each Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and each Fund’s transfer agent, charges each Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Funds.
The Board considered the extent to which transfer agent fees comprised total expenses of each Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life
Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that each Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether each Fund’s expense structure permits economies of scale to be appropriately shared with each Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how each Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of each Fund’s shareholders through each Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
121

Discussion of the Operation and Effectiveness of the ETF Allocation Funds' Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the ETF Allocation Funds have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the ETF Allocation Funds' liquidity risk (the risk that the ETF Allocation Funds could not meet requests to redeem shares issued by the ETF Allocation Funds without significant dilution of remaining investors’ interests in the ETF Allocation Funds). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the ETF Allocation Funds' liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the ETF Allocation Funds' liquidity developments and (iii) the ETF Allocation Funds' investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the ETF Allocation Funds' liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each ETF Allocation Fund's portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator's liquidity classification determinations are made by taking into account the ETF Allocation Funds' reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the ETF Allocation Funds' prospectus for more information regarding the ETF Allocation Funds' exposure to liquidity risk and other risks to which it may be subject.

122	Mainstay ETF Asset Allocation Funds

Federal Income Tax
Information (Unaudited)
The ETF Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the ETF Allocation Funds during such fiscal years.
Accordingly, the ETF Allocation Funds paid the following as long term capital gain distributions.
MainStay Defensive ETF Allocation Fund	$901
MainStay Conservative ETF Allocation Fund	0
MainStay Moderate ETF Allocation Fund	0
MainStay Growth ETF Allocation Fund	0
MainStay Equity ETF Allocation Fund	0
MainStay ESG Multi-Asset Allocation Fund	0
For the fiscal period ended April 30, 2022, the ETF Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
QDI$
MainStay Defensive ETF Allocation Fund	$35,538
MainStay Conservative ETF Allocation Fund	177,010
MainStay Moderate ETF Allocation Fund	570,557
MainStay Growth ETF Allocation Fund	434,579
MainStay Equity ETF Allocation Fund	385,897
MainStay ESG Multi-Asset Allocation Fund	28,161
The dividends paid by the following ETF Allocation Funds during the fiscal period ended April 30, 2022 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend received deduction.
DRD%
MainStay Defensive ETF Allocation Fund	6.53%
MainStay Conservative ETF Allocation Fund	10.32%
MainStay Moderate ETF Allocation Fund	21.98%
MainStay Growth ETF Allocation Fund	33.14%
MainStay Equity ETF Allocation Fund	49.96%
MainStay ESG Multi-Asset Allocation Fund	4.38%
The list of qualified Fund of Funds passing through foreign tax credits for the tax period ended April 30, 2022 is listed below.
FTC$
MainStay Defensive ETF Allocation Fund	$825
MainStay Conservative ETF Allocation Fund	3,839
MainStay Moderate ETF Allocation Fund	12,365
MainStay Growth ETF Allocation Fund	10,315
MainStay Equity ETF Allocation Fund	8,340
MainStay ESG Multi-Asset Allocation Fund	1,233
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the ETF Allocation Funds' fiscal period ended April 30, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
Each ETF Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of each ETF Allocation Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each ETF Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The ETF Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
123

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Funds. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Funds (“Independent Trustees”).

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78
MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since
April 2021

*
This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
Interested Trustee

124	Mainstay ETF Asset Allocation Funds

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78
MainStay VP Funds Trust: Trustee since
2016, Advisory Board Member (June
2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2016,
Advisory Board Member (June 2015 to
December 2015);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; VanEck Vectors Group of
Exchange-Traded Funds: Independent
Chairman of the Board of Trustees since
2008 and Trustee since 2006 (56
portfolios); and Berea College of
Kentucky: Trustee since 2009, Chair of
the Investment Committee since 2018

Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78
MainStay VP Funds Trust: Chairman since
January 2017 and Trustee since 2007
(31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Chairman since 2017
and Trustee since 2011;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; and Legg Mason Partners Funds:
Trustee since 1991 (45 portfolios)

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78
MainStay VP Funds Trust: Trustee since
2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

Richard H. Nolan, Jr. 1946****	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78
MainStay VP Funds Trust: Trustee since
2006 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

Independent Trustees
125

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78
MainStay VP Funds Trust: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021) (31
Portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
Two Harbors Investment Corp.: Member
since 2018, Chair of the Special
Committee since 2019;
Rhode Island School of Design: Director
and Chair of the Finance Committee
since 2015; and
Blue Cross Blue Shield of Rhode Island:
Director since 2019

Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78
MainStay VP Funds Trust: Trustee since
2016, Advisory Board Member (June
2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2016,
Advisory Board Member (June 2015 to
December 2015);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; Partners in Health: Trustee since
2019; Allstate Corporation: Director since
2015; and MSCI, Inc.: Director since
2017

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78
MainStay VP Funds Trust: Trustee since
2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and MainStay CBRE Global Infrastructure
Megatrends Fund; Trustee since June
2021

**
Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***
Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****
Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees

126	Mainstay ETF Asset Allocation Funds

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017
Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment
Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of
Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC;
Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017;
Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ
Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal
Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global
Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development
(2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment
Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009
Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal
Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since
2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends
Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC
(2008 to 2012)

J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010
Managing Director and Associate General Counsel, New York Life Investment Management LLC since
2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities
Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure
Megatrends Fund since 2021

Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009
Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since
2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund
since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure
Megatrends Fund since 2021

Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020
Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New
York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief
Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and
Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust
(since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and
Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice
President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm
Municipal Opportunities Fund (since June 2021 and 2014 to 2020) and MainStay CBRE Global
Infrastructure Megatrends Fund (since 2021); Assistant Secretary, MainStay Funds, MainStay Funds
Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal
Opportunities Fund (2011 to 2014)

*
The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**
Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
127

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1900828MS086-22
MSAAETF11-06/22
(NYLIM) NL486

MainStay MacKay Short Term Municipal Fund

 Message from the President and Annual Report
April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended April 30, 2022, started on a generally positive note. Despite a new wave of COVID-19 infections that disrupted life and commerce, financial markets were buoyed during the spring and summer of 2021 by economic recovery and the widespread availability of vaccines. Most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. As the period progressed, however, inflation began to creep up in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Bond prices slid as interest rates rose, and equity markets faltered. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
Despite the market decline that greeted the first four months of 2022, the S&P 500® Index, a widely regarded benchmark of market performance, remained in modestly positive territory for the 12-month reporting period. Some market sectors benefited from the prevailing conditions, with energy stocks soaring and value-oriented shares broadly gaining ground. In addition to energy, leading sectors included utilities and consumer staples. On the other hand, the information technology, financials and consumer discretionary sectors were subject to particularly sharp losses. Small- and mid-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as India and Indonesia, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated significant interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Year-Ended April 30, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 1% Initial Sales Charge	With sales charges	1/2/2004	-4.77%	0.31%	0.22%	0.65%
		Excluding sales charges		-3.81	0.51	0.52	0.65
Class A2 Shares	Maximum 2% Initial Sales Charge	With sales charges	9/30/2020	-5.83	N/A	-3.18	0.65
		Excluding sales charges		-3.91	N/A	-1.94	0.65
Investor Class Shares[3,4]	Maximum .5% Initial Sales Charge	With sales charges	2/28/2008	-4.67	-0.09	-0.16	1.25
		Excluding sales charges		-4.19	0.11	0.14	1.25
Class I Shares	No Sales Charge		1/2/1991	-3.55	0.79	0.79	0.40

1.
Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. Effective May 22, 2018, the Fund made further changes to, among other things, its principal investment strategies. Effective February 28, 2019, the Fund further changed its investment objective. The performance information shown in this report reflects the Fund’s prior investment objectives and principal investment strategies, as applicable.

2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 1, 2015, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
4.	From June 1, 2015 to June 30, 2020, the maximum initial sales charge was 1.0%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg 3-Year Municipal Bond Index[1]	-4.50%	0.81%	1.02%
Morningstar Muni National Short Category Average[2]	-3.35	0.78	0.79

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.
The Bloomberg 3-Year Municipal Bond Index is the Fund's primary broad-based securities-market index for comparison purposes. The Barclays 3-Year Municipal Bond
Index is considered representative of the broad-based market for investment grade, tax-exempt bonds with a maturity range of 2-4 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

2.
The Morningstar Muni National Short Category Average is representative of funds that invest in bonds issued by state and local governments to fund public projects. The income from these bonds is generally free from federal taxes and/or from state taxes in the issuing state. To lower risk, some of these portfolios spread their assets across many states and sectors. Other portfolios buy bonds from only one state in order to get the state-tax benefit. These portfolios have durations of less than 4.5 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Short Term Municipal Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Term Municipal Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$963.30	$3.26	$1,021.47	$3.36	0.67%
Class A2 Shares	$1,000.00	$963.40	$3.26	$1,021.47	$3.36	0.67%
Investor Class Shares	$1,000.00	$960.70	$5.25	$1,019.44	$5.41	1.08%
Class I Shares	$1,000.00	$964.60	$1.95	$1,022.81	$2.01	0.40%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Metropolitan Transportation Authority, 0.738%-5.25%, due 5/15/22–11/1/32
2.	State of Illinois, 4.00%-6.00%, due 5/1/22–11/1/28
3.	Black Belt Energy Gas District, 0.79%-4.00%, due 8/1/47–4/1/53
4.	Louisiana Stadium & Exposition District, 1.872%-5.00%, due 7/1/22–7/1/25
5.	New York Transportation Development Corp., 5.00%, due 1/1/23–12/1/29
6.	County of King WA, 0.67%, due 1/1/40
7.	Matching Fund Special Purpose Securitization Corp., 5.00%, due 10/1/25–10/1/26
8.	Illinois Finance Authority, 1.14%-5.00%, due 9/1/22–1/1/46
9.	Texas Municipal Gas Acquisition & Supply Corp. II, 1.235%, due 9/15/27
10.	Ohio Air Quality Development Authority, 2.10%-2.50%, due 10/1/28–11/1/42

8	MainStay MacKay Short Term Municipal Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Short Term Municipal Fund perform relative to its benchmark and peer group during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022, Class I shares of MainStay MacKay Short Term Municipal Fund returned −3.55%, outperforming the −4.50% return of the Fund’s benchmark, the Bloomberg 3-Year Municipal Bond Index (the Index). Over the same period, Class I shares underperformed the −3.35% return of the Morningstar Muni National Short Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund outperformed the Index due to yield curve2 positioning and security selections. The Fund’s underweight allocation to bonds rated AAA and AA also made a positive contribution to relative performance, as did underweight exposure to bonds from California and New York.3 (Contributions take weightings and total returns into account.)  Conversely, holdings from Illinois offset some of these positive results.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the last four months of the reporting period, municipal bond yields rose sharply with rising interest rates. The market began to sell off due to higher inflation and the expectation, and subsequent confirmation, that the U.S. Federal Reserve would seek to tighten monetary conditions at a faster pace than previously expected. This contributed to a flattening of the municipal yield curve as short-term yields rose more than longer-term yields. The municipal market began to see record high outflows and this tighter liquidity, combined with the rise in rates, led to negative absolute performance across all sectors.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund’s performance was not materially affected by investments in derivatives during the reporting period.
What was the Fund’s duration4 strategy during the reporting period?
As relative value investors, the team aims to maintain the Fund’s duration within a neutral range relative to that of the Index. As of April 30, 2022, the Fund's modified duration to worst5 was 2.06 years while the benchmark’s modified duration to worst was 2.47 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, holdings in the prerefunded/ETM (escrowed to maturity), state general obligation and special tax sectors helped relative performance. Conversely, holdings in the local general obligation and IDR/PCR (industry development revenue/pollution control revenue) sectors detracted from relative results.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale would have been considered significant, although sector overweights or security structure, in their entirety, did have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margin, there were increases to the
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

Fund’s exposure to the water/sewer and education sectors. From a geographic perspective, there was an increase in exposure to the states of Alabama and Washington. In addition, there was an increase in exposure to bonds rated BBB.6 Conversely, the Fund decreased its sector exposure to local general obligation, prerefunded/ETM and leasing, as well as to New York and New Jersey holdings.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held overweight positions relative to the Index in the local general obligation and IDR/PCR sectors, in addition to the states of Illinois and New Jersey. As of the same date, the Fund held underweight exposure to the states of California and New York, and to the prerefunded/ETM and state general obligation sectors.
6.
An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Short Term Municipal Fund

Portfolio of Investments April 30, 2022†

	Principal Amount	Value
Municipal Bonds 95.8%
Long-Term Municipal Bonds 78.8%
Alabama 3.6%
Alabama Community College System, Enhancements Fee, Revenue Bonds
Insured: AGM
3.00%, due 9/1/22	$ 170,000	$ 170,835
Insured: AGM
4.00%, due 9/1/24	140,000	144,106
Insured: AGM
4.00%, due 9/1/25	175,000	181,889
Insured: AGM
4.00%, due 9/1/26	190,000	198,443
Alabama Community College System, Revenue Bonds
Insured: BAM
3.00%, due 6/1/23	245,000	247,251
Insured: BAM
3.00%, due 6/1/24	100,000	100,819
Alabama Community College System, Wallace State Community College-Hanceville, Revenue Bonds
Insured: BAM
4.00%, due 11/1/26	260,000	272,660
Insured: BAM
4.00%, due 11/1/27	365,000	384,374
Insured: BAM
4.00%, due 11/1/28	260,000	275,978
Alabama Federal Aid Highway Finance Authority, Revenue Bonds
Series B
1.956%, due 9/1/30	18,500,000	15,904,195
Baldwin County Board of Education, Revenue Bonds
5.00%, due 6/1/22	105,000	105,317
Birmingham Airport Authority, Revenue Bonds
Insured: BAM
5.00%, due 7/1/23	125,000	128,903
Insured: BAM
5.00%, due 7/1/24	625,000	656,058
Black Belt Energy Gas District, Revenue Bonds (a)
Series A
4.00%, due 8/1/47	2,300,000	2,309,277
Series B-1
4.00%, due 4/1/53	3,000,000	3,052,516
	Principal Amount	Value

Alabama (continued)
Black Belt Energy Gas District, Project No.5, Revenue Bonds
Series A-1
4.00%, due 10/1/49 (a)	$ 5,000,000	$ 5,083,359
Black Belt Energy Gas District, Project No. 4, Revenue Bonds
Series A-1
4.00%, due 12/1/49 (a)	500,000	507,363
Black Belt Energy Gas District, Gas Project No.6, Revenue Bonds
Series B
4.00%, due 10/1/52 (a)	3,500,000	3,558,502
Black Belt Energy Gas District, Project No.7, Revenue Bonds
Series C-1
4.00%, due 10/1/52 (a)	7,000,000	7,117,005
City of Bessemer AL, Limited General Obligation
Series C, Insured: AGM
4.00%, due 2/1/23	425,000	431,487
Series C, Insured: AGM
4.00%, due 2/1/24	445,000	457,161
Series B, Insured: AGM
4.00%, due 2/1/25	240,000	249,349
Series C, Insured: AGM
4.00%, due 2/1/25	295,000	306,492
Series B, Insured: AGM
4.00%, due 2/1/26	460,000	482,647
Series C, Insured: AGM
4.00%, due 2/1/26	305,000	320,016
City of Birmingham AL, Unlimited General Obligation
Series A
5.00%, due 3/1/27	120,000	122,935
Series A
5.00%, due 3/1/27	30,000	30,654
City of Phenix City AL, Water & Sewer, Revenue Bonds
Series A, Insured: BAM
3.00%, due 8/15/22	500,000	501,900
Coosa Valley Water Supply District, Inc., Revenue Bonds
3.00%, due 10/1/22	100,000	100,607
4.00%, due 10/1/24	200,000	207,086
4.00%, due 10/1/25	150,000	156,878
4.00%, due 10/1/26	200,000	211,991
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Alabama (continued)
County of Dallas AL, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 5/1/22	$ 150,000	$ 150,000
Series A, Insured: AGM
(zero coupon), due 5/1/23	270,000	260,958
Series B, Insured: AGM
(zero coupon), due 5/1/24	300,000	277,264
Series A, Insured: AGM
(zero coupon), due 5/1/25	270,000	239,100
County of Lowndes AL, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 2/1/25	540,000	555,675
Greenville Waterworks & Sewer Board, Revenue Bonds
Insured: BAM
4.00%, due 3/1/27	205,000	216,253
Lower Alabama Gas District (The), Gas Project, Project No. 2, Revenue Bonds
4.00%, due 12/1/22	350,000	353,028
4.00%, due 12/1/23	750,000	760,675
Montgomery County Public Facilities Authority, Warrants County Facilities Project, Revenue Bonds
5.00%, due 3/1/25	270,000	282,642
Prichard Water Works & Sewer Board, Revenue Bonds
5.00%, due 11/1/22	415,000	417,939
Southeast Alabama Gas Supply District, Project No. 1, Revenue Bonds
Series A
5.00%, due 4/1/24	1,500,000	1,547,896
Southeast Alabama Gas Supply District (The), Project No. 2, Revenue Bonds
Series A
4.00%, due 6/1/22	315,000	315,509
Series A
4.00%, due 6/1/23	255,000	258,135
Southeast Energy Authority, A Cooperative District, Project No. 1, Revenue Bonds
Series A
4.00%, due 10/1/26	1,400,000	1,436,199
	Principal Amount	Value

Alabama (continued)
Southeast Energy Authority, A Cooperative District, Project No. 1, Revenue Bonds (continued)
Series A
4.00%, due 10/1/27	$ 2,975,000	$ 3,050,670
Special Care Facilities Financing Authority of the City of Pell City Alabama, Noland Health Services, Inc., Revenue Bonds
Series A
5.00%, due 12/1/22	725,000	738,140
Series A
5.00%, due 12/1/23	715,000	743,288
Series A
5.00%, due 12/1/24	750,000	793,648
Series A
5.00%, due 12/1/25	785,000	845,236
Series A
5.00%, due 12/1/26	1,030,000	1,125,180
University of West Alabama, Revenue Bonds
Insured: AGM
4.00%, due 1/1/23	125,000	126,665
Insured: AGM
4.00%, due 1/1/24	100,000	102,483
Insured: AGM
4.00%, due 1/1/25	150,000	154,212
Insured: AGM
5.00%, due 1/1/26	180,000	192,342
		58,921,190
Alaska 0.7%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
5.00%, due 10/1/22	550,000	557,391
5.00%, due 10/1/23	585,000	605,837
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B1, Class 2
0.50%, due 6/1/31	700,000	694,343
State of Alaska International Airports System, Revenue Bonds (b)
Series C
5.00%, due 10/1/23	1,150,000	1,187,393
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Alaska (continued)
State of Alaska International Airports System, Revenue Bonds (b) (continued)
Series C
5.00%, due 10/1/25	$ 1,000,000	$ 1,060,814
Series C
5.00%, due 10/1/26	1,510,000	1,623,924
Series C
5.00%, due 10/1/28	1,000,000	1,092,117
Series C
5.00%, due 10/1/29	3,600,000	3,963,852
		10,785,671
Arizona 0.2%
City of Phoenix AZ, Downtown Phoenix Student Housing LLC, Revenue Bonds
5.00%, due 7/1/23	50,000	51,403
County of Pima AZ, Sewer System, Revenue Bonds
Series A
5.00%, due 7/1/22	250,000	251,494
Maricopa County Industrial Development Authority, Paradise Schools Project, Revenue Bonds
Insured: SD CRED PROG
4.00%, due 7/1/22	150,000	150,607
Maricopa County Unified School District No. 090 Saddle Mountain, Unlimited General Obligation
Insured: AGM
5.00%, due 7/1/22	400,000	402,385
Northern Arizona University, Revenue Bonds
Insured: AGM
5.00%, due 8/1/23	1,000,000	1,033,729
Salt River Project Agricultural Improvement & Power District, Salt River Project, Electric System, Revenue Bonds
5.00%, due 1/1/26	165,000	179,540
Sedona Wastewater Municipal Property Corp., Capital Appreciation, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 7/1/24	500,000	468,456
		2,537,614
	Principal Amount	Value

Arkansas 0.2%
Alma School District No. 30, Limited General Obligation
Series A, Insured: State Aid Withholding
5.00%, due 8/1/22	$ 430,000	$ 433,859
Series A, Insured: State Aid Withholding
5.00%, due 8/1/23	450,000	465,798
Series A, Insured: State Aid Withholding
5.00%, due 8/1/25	500,000	539,524
City of Fort Smith AR, Water & Sewer, Revenue Bonds
Insured: BAM
2.00%, due 10/1/22	300,000	300,486
City of Fort Smith AR, Sales & Use Tax, Revenue Bonds
4.00%, due 5/1/22	835,000	835,000
City of West Memphis AR, Public Utility System, Revenue Bonds
Insured: BAM
4.00%, due 12/1/25	125,000	130,533
Insured: BAM
4.00%, due 12/1/26	190,000	199,621
County of St. Francis AR, Revenue Bonds
Insured: BAM
4.00%, due 8/1/24	915,000	939,814
		3,844,635
California 5.2%
Alameda Unified School District-Alameda County, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 8/1/26	330,000	292,594
Alta Loma School District, Unlimited General Obligation
Series B, Insured: NATL-RE
(zero coupon), due 8/1/25	200,000	182,109
Antelope Valley Union High School District, Capital Appreciation, Election 2002, Unlimited General Obligation
Series C, Insured: NATL-RE
(zero coupon), due 8/1/25	300,000	272,291
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Community Choice Financing Authority, Clean Energy Project, Green Bond, Revenue Bonds
Series B-1
4.00%, due 8/1/25	$ 535,000	$ 550,912
Series B-1
4.00%, due 2/1/26	420,000	433,545
Series B-1
4.00%, due 8/1/26	325,000	336,476
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/22	350,000	350,462
Series A
5.00%, due 6/1/24	450,000	466,861
California Educational Facilities Authority, Loyola Marymount University, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 10/1/22	3,000,000	2,977,103
California Educational Facilities Authority, Art Center College of Design, Revenue Bonds
Series A
5.00%, due 12/1/22	200,000	203,462
California Health Facilities Financing Authority, Lundquist Institute For Biomedical Innovation, Revenue Bonds
4.00%, due 9/1/22	300,000	302,350
4.00%, due 9/1/23	310,000	316,764
California Municipal Finance Authority, NCROC Paradise Valley Estates Project, Revenue Bonds
Insured: California Mortgage Insurance
2.00%, due 7/1/24	65,000	64,026
California Municipal Finance Authority, CHF-Davis I LLC - West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/23	1,770,000	1,806,098
5.00%, due 5/15/24	1,200,000	1,243,380
	Principal Amount	Value

California (continued)
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/23	$ 1,400,000	$ 1,448,130
5.00%, due 6/30/25	685,000	721,818
California School Finance Authority, Kipp SoCal Public Schools Project, Revenue Bonds (c)
Series A
5.00%, due 7/1/24	100,000	103,963
Series A
5.00%, due 7/1/25	105,000	110,422
California State Public Works Board, Various Capital Projects, Revenue Bonds
Series B
5.00%, due 5/1/24	230,000	241,504
California State Public Works Board, Department of State Hospitals, Revenue Bonds
5.00%, due 6/1/24	50,000	51,481
Central Basin Municipal Water District, Revenue Bonds
Series B, Insured: BAM
1.586%, due 8/1/22	400,000	400,144
Series B, Insured: BAM
1.686%, due 8/1/23	430,000	424,480
Series B, Insured: BAM
1.936%, due 8/1/24	600,000	581,549
Series B, Insured: BAM
2.213%, due 8/1/25	740,000	706,922
Chino Basin Regional Financing Authority, Revenue Bonds
Series B
4.00%, due 11/1/25	2,665,000	2,782,828
City of Fresno CA, Airport, Revenue Bonds
Series B
5.00%, due 7/1/23 (b)	690,000	709,133
City of Los Angeles CA, Department of Airports, Revenue Bonds (b)
5.00%, due 5/15/22	1,180,000	1,181,464
Series D
5.00%, due 5/15/22	1,000,000	1,001,197
5.00%, due 5/15/24	500,000	521,399
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
City of Los Angeles CA, Department of Airports, Revenue Bonds, Senior Lien
Series C
5.00%, due 5/15/27 (b)	$ 3,080,000	$ 3,362,891
City of Montebello CA, Revenue Bonds
Insured: AGM
2.173%, due 6/1/23	2,000,000	1,987,001
City of Palm Springs CA, Airport Passenger Facility Charge, Revenue Bonds (b)
5.00%, due 6/1/22	400,000	401,052
Insured: BAM
5.00%, due 6/1/25	925,000	976,403
Insured: BAM
5.00%, due 6/1/28	655,000	690,433
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
5.00%, due 6/1/22	275,000	275,713
5.00%, due 6/1/23	850,000	872,148
Series C
5.00%, due 6/1/25	495,000	525,500
Series A
5.00%, due 6/1/26	1,375,000	1,485,510
Series C
5.00%, due 6/1/26	500,000	539,187
City of Sacramento CA, Airport System, Revenue Bonds
Series E
5.00%, due 7/1/25	260,000	277,213
City of Vernon CA, Electric System, Revenue Bonds
Series A
4.00%, due 10/1/22	1,000,000	1,007,628
Clovis Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/24	280,000	263,676
El Camino Healthcare District, Capital Appreciation, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 8/1/26	380,000	335,099
	Principal Amount	Value

California (continued)
Empire Union School District, Community Facilities District No. 1987-1, Special Tax
Insured: AMBAC
(zero coupon), due 10/1/22	$ 155,000	$ 153,704
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 1/1/27	4,500,000	3,975,327
Fullerton Redevelopment Agency, Tax Allocation
Series A, Insured: BAM
4.00%, due 9/1/24	125,000	129,239
Golden West Schools Financing Authority, Revenue Bonds
Series A, Insured: NATL-RE
5.80%, due 2/1/23	115,000	118,207
Grossmont Union High School District, Election 2004, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 8/1/26	1,955,000	1,727,603
Independent Cities Finance Authority, Sales Tax, Revenue Bonds (c)
Insured: AGM
4.00%, due 6/1/22	150,000	150,286
Insured: AGM
4.00%, due 6/1/24	150,000	153,234
Insured: AGM
4.00%, due 6/1/25	510,000	524,690
Insured: AGM
4.00%, due 6/1/26	175,000	181,152
Kern Community College District, Facilities Improvement District No. 1, Unlimited General Obligation
(zero coupon), due 8/1/23	6,000,000	5,768,051
Lakeside Union School District, Unlimited General Obligation
Series C
4.00%, due 8/1/24	220,000	227,668
Los Angeles Department of Water & Power System, Revenue Bonds
Series D
5.00%, due 7/1/22	100,000	100,613
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Los Angeles Unified School District, Unlimited General Obligation
Series C
5.00%, due 7/1/23	$ 2,000,000	$ 2,068,520
Madera Unified School District, Capital Appreciation, Election 2002, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 8/1/25	250,000	227,490
Mammoth Unified School District, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 8/1/26	280,000	248,990
Manteca Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 8/1/25	325,000	295,076
Marysville Joint Unified School District, Energy Effeciency Projects, Green Bond, Certificate of Participation
Insured: BAM
4.00%, due 6/1/23	470,000	479,350
Insured: BAM
4.00%, due 6/1/24	400,000	412,297
Insured: BAM
4.00%, due 6/1/25	455,000	474,508
Insured: BAM
4.00%, due 6/1/26	475,000	500,459
Merced Irrigation District Financing Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/22	250,000	253,682
Mount Diablo Unified School District, Capital Appreciation, Election 2010, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 8/1/25 (d)	445,000	466,778
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds
Series A
5.00%, due 3/1/24 (b)	250,000	259,881
	Principal Amount	Value

California (continued)
North Coast County Water District, Certificate of Participation
Insured: AGM
4.00%, due 10/1/22	$ 255,000	$ 257,609
Insured: AGM
4.00%, due 10/1/23	135,000	138,383
Insured: AGM
4.00%, due 10/1/24	170,000	176,306
Insured: AGM
4.00%, due 10/1/25	150,000	157,278
Insured: AGM
4.00%, due 10/1/26	200,000	211,562
North Orange County Community College District, Capital, Appreciation, Election 2002, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 8/1/22	200,000	199,259
Oakland Unified School District, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/24	250,000	263,357
Ontario International Airport Authority, Revenue Bonds
Insured: AGM
2.634%, due 5/15/23	1,000,000	1,001,389
Peninsula Corridor Joint Powers Board, Revenue Bonds
Series A
5.00%, due 10/1/22	550,000	557,391
Series A
5.00%, due 10/1/23	585,000	605,920
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation
Series A, Insured: AGM
5.00%, due 9/1/24	1,250,000	1,312,651
Port of Oakland, Revenue Bonds, Senior Lien
Series P
5.00%, due 5/1/24 (b)	625,000	625,000
Ripon Redevelopment Agency, Tax Allocation
Insured: BAM
3.00%, due 11/1/25	20,000	20,252
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Riverside County Asset Leasing Corp., Riverside County Hospital Project, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 6/1/25	$ 2,205,000	$ 2,007,491
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation
Series A, Insured: BAM
5.00%, due 10/1/25	500,000	539,658
Sacramento City Financing Authority, Capital Appreciation, Tax Allocation
Insured: NATL-RE
(zero coupon), due 12/1/23	1,115,000	1,067,512
Sacramento City Unified School District, Unlimited General Obligation
Series E
5.00%, due 8/1/23	300,000	309,369
San Bernardino County Redevelopment Agency Successor Agency, Tax Allocation
Series A, Insured: AGM
1.057%, due 9/1/23	280,000	273,197
San Diego County Regional Airport Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 7/1/24 (b)	1,350,000	1,393,408
San Diego County Regional Airport Authority, Revenue Bonds
Series B
5.00%, due 7/1/27 (b)	3,000,000	3,240,168
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series D
5.00%, due 5/1/25 (b)	210,000	221,395
San Francisco City & County Airport Comm-San Francisco International Airport, Airpport Special Facilities, SFO Fuel Co. LLC, Revenue Bonds
5.00%, due 1/1/23 (b)	1,100,000	1,120,447
	Principal Amount	Value

California (continued)
San Joaquin Hills Transportation Corridor Agency, Toll Road, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 1/15/25	$ 1,000,000	$ 915,720
San Mateo County Community College District, Election 2005, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 9/1/24	1,455,000	1,372,596
San Mateo County Community College District, Capital Appreciation, Election 2005, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 9/1/26	1,100,000	976,983
San Ysidro School District, Capital Appreciation, Election 1997, Unlimited General Obligation
Series D, Insured: NATL-RE
(zero coupon), due 8/1/22	300,000	298,482
Series D, Insured: NATL-RE
(zero coupon), due 8/1/25	400,000	358,333
San Ysidro School District, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/22	1,320,000	1,331,287
Santa Cruz City Elementary School District, Capital Appreciation, Election 1998, Unlimited General Obligation
Insured: AGM
(zero coupon), due 2/1/23	100,000	98,492
Santa Cruz County Redevelopment Successor Agency, Tax Allocation
Insured: BAM
5.00%, due 9/1/24	390,000	411,989
Saugus Union School District, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 8/1/22	100,000	99,593
State of California, Unlimited General Obligation
Series CT
0.35%, due 12/1/22	1,990,000	1,974,961
5.00%, due 3/1/24	125,000	131,202
5.00%, due 3/1/25	270,000	288,714
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
State of California, Various Purpose, Unlimited General Obligation
1.75%, due 11/1/30	$ 5,000,000	$ 4,302,964
Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp., Revenue Bonds, Senior Lien
0.45%, due 6/1/30	105,000	104,870
Transbay Joint Powers Authority, Green Bond, Tax Allocation, Senior Lien
2.17%, due 10/1/22	750,000	751,888
Tulare Union High School District, Capital Appreciation, Election of 2004, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/26	1,000,000	874,862
Upper Lake Union High School District, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/23	255,000	247,103
Vacaville Unified School District, Unlimited General Obligation
Series D
4.00%, due 8/1/25	125,000	130,807
Victor Elementary School District, Unlimited General Obligation
Series B, Insured: NATL-RE
(zero coupon), due 8/1/27	350,000	297,298
Vista Unified School District, Capital Appreciation, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 8/1/26	325,000	286,118
Yuba City Unified School District, Capital Appreciation, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 3/1/25	1,025,000	943,358
		84,577,748
Colorado 1.8%
Arkansas River Power Authority, Revenue Bonds
Series B
4.082%, due 10/1/22	1,880,000	1,886,097
	Principal Amount	Value

Colorado (continued)
City & County of Denver CO, Revenue Bonds
Series A
5.00%, due 11/15/22 (b)	$ 720,000	$ 731,356
Series A
5.00%, due 11/15/23	520,000	540,273
Series B1
5.00%, due 11/15/23 (b)	940,000	973,621
Series B1
5.00%, due 11/15/24 (b)	6,275,000	6,585,848
Colliers Hill Metropolitan District No. 2 CO, Limited General Obligation
Series A
6.50%, due 12/1/47	1,000,000	1,055,844
Colorado Educational & Cultural Facilities Authority, Johnson & Wales University Project, Revenue Bonds
Series A
4.00%, due 4/1/23	315,000	320,602
Series B
5.00%, due 4/1/24	500,000	513,382
Colorado Educational & Cultural Facilities Authority, Westgate Community School Project, Revenue Bonds
Series A, Insured: Moral Obligation
4.00%, due 7/1/23	50,000	50,963
Series A, Insured: Moral Obligation
4.00%, due 7/1/24	150,000	154,291
Series A, Insured: Moral Obligation
4.00%, due 7/1/25	155,000	161,225
Series A, Insured: Moral Obligation
4.00%, due 7/1/26	160,000	167,166
Series A, Insured: Moral Obligation
4.00%, due 7/1/27	170,000	178,321
Colorado Educational & Cultural Facilities Authority, Banning Lewis Ranch Academy Building Co. LLC, Revenue Bonds
Series A, Insured: Moral Obligation
4.00%, due 12/15/23	255,000	261,426
Series A, Insured: Moral Obligation
4.00%, due 12/15/24	265,000	273,970
Series A, Insured: Moral Obligation
4.00%, due 12/15/25	275,000	287,087
Series A, Insured: Moral Obligation
4.00%, due 12/15/26	150,000	157,309
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado School of Mines, Capital Appreciation, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 12/1/25	$ 100,000	$ 90,456
Copperleaf Metropolitan District No. 2, Limited General Obligation
Insured: BAM
4.00%, due 12/1/23	300,000	307,912
Insured: BAM
4.00%, due 12/1/26	385,000	407,894
Crystal Valley Metropolitan District No. 2, Limited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/22	100,000	101,888
Series A, Insured: AGM
5.00%, due 12/1/23	140,000	145,738
Series A, Insured: AGM
5.00%, due 12/1/24	175,000	185,589
Series A, Insured: AGM
5.00%, due 12/1/25	250,000	270,248
Series A, Insured: AGM
5.00%, due 12/1/26	225,000	247,008
Dawson Ridge Metropolitan District No. 1, Limited General Obligation
Series A
(zero coupon), due 10/1/22	1,420,000	1,411,119
Denver Urban Renewal Authority, Tax Allocation, Senior Lien
Series A-1
5.00%, due 12/1/23	375,000	380,472
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/26	250,000	220,907
Series A, Insured: NATL-RE
(zero coupon), due 9/1/28	3,080,000	2,536,078
Eagle County Airport Terminal Corp., Revenue Bonds
Series B
4.00%, due 5/1/24 (b)	330,000	336,368
El Paso County School District No. 3 Widefield, Recreation Facility Project, Certificate of Participation
Insured: AGM
4.00%, due 12/1/22	175,000	177,212
	Principal Amount	Value

Colorado (continued)
Erie Commons Metropolitan District No. 2, Limited General Obligation, Senior Lien
Series A, Insured: AGM
5.00%, due 12/1/23	$ 130,000	$ 135,431
Erie Highlands Metropolitan District No. 1, Limited General Obligation
Insured: BAM
3.00%, due 12/1/24	245,000	247,984
Flying Horse Metropolitan District No. 2, Limited General Obligation
Series A, Insured: AGM
4.00%, due 12/1/24	325,000	335,787
Series A, Insured: AGM
4.00%, due 12/1/25	395,000	412,210
Goldsmith Metropolitan District, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/22	100,000	101,438
Insured: AGM
4.00%, due 12/1/24	120,000	124,469
Insured: AGM
4.00%, due 12/1/25	125,000	130,969
Insured: AGM
4.00%, due 12/1/26	135,000	142,490
Leyden Rock Metropolitan District, Limited General Obligation
Insured: AGM
5.00%, due 12/1/22	180,000	183,430
Insured: AGM
5.00%, due 12/1/23	250,000	260,564
Insured: AGM
5.00%, due 12/1/24	235,000	249,825
Insured: AGM
5.00%, due 12/1/25	285,000	308,590
Insured: AGM
5.00%, due 12/1/26	335,000	368,678
Insured: AGM
5.00%, due 12/1/27	365,000	407,526
Insured: AGM
5.00%, due 12/1/28	330,000	373,384
Morgan County Quality Water District, Revenue Bonds
Insured: AGM
4.00%, due 12/1/25	100,000	104,566
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
North Pine Vistas Metropolitan District No. 3, Limited General Obligation, Senior Lien
Series A, Insured: AGM
5.00%, due 12/1/22	$ 50,000	$ 50,874
Series A, Insured: AGM
5.00%, due 12/1/23	95,000	98,639
Series A, Insured: AGM
5.00%, due 12/1/25	155,000	166,949
Poudre Tech Metropolitan District, Unlimited General Obligation
Insured: AGM
3.00%, due 12/1/23	400,000	403,456
Insured: AGM
3.00%, due 12/1/24	400,000	403,873
Insured: AGM
3.00%, due 12/1/25	150,000	151,710
Insured: AGM
3.00%, due 12/1/27	170,000	171,889
Regional Transportation District, Denver Transit Partners Eagle P3 Project, Revenue Bonds
3.00%, due 7/15/23	100,000	100,620
5.00%, due 1/15/24	400,000	414,655
5.00%, due 7/15/24	300,000	310,521
5.00%, due 1/15/25	325,000	338,396
5.00%, due 7/15/25	400,000	419,013
Saddle Rock Metropolitan District, Unlimited General Obligation
Insured: BAM
2.25%, due 12/1/25	25,000	24,498
Insured: BAM
3.00%, due 12/1/22	75,000	75,566
Sand Creek Metropolitan District, Limited General Obligation
Series A, Insured: AGM
4.00%, due 12/1/22	125,000	126,652
Series A, Insured: AGM
4.00%, due 12/1/24	565,000	584,466
Triview Metropolitan District, Green Bond, Revenue Bonds
Insured: BAM
5.00%, due 12/1/22	210,000	214,026
Insured: BAM
5.00%, due 12/1/24	315,000	334,871
Insured: BAM
5.00%, due 12/1/25	255,000	276,107
	Principal Amount	Value

Colorado (continued)
Vauxmont Metropolitan District, Limited General Obligation
Insured: AGM
5.00%, due 12/15/22	$ 100,000	$ 101,815
		29,773,607
Connecticut 1.3%
City of Bridgeport CT, Unlimited General Obligation
Series A
5.00%, due 6/1/23	600,000	618,229
Series A
5.00%, due 6/1/24	865,000	908,824
City of Hartford CT, Unlimited General Obligation
Series A, Insured: State Guaranteed
5.00%, due 4/1/23	490,000	503,519
Series A, Insured: BAM State Guaranteed
5.00%, due 12/1/25	1,875,000	2,022,863
Series A, Insured: BAM State Guaranteed
5.00%, due 12/1/26	1,760,000	1,931,359
City of New Haven CT, Unlimited General Obligation
Series C, Insured: AGM
2.307%, due 8/1/22	700,000	701,305
Series A
5.25%, due 8/1/25	155,000	166,945
City of West Haven CT, Unlimited General Obligation
4.00%, due 9/15/22	175,000	176,530
Insured: BAM
4.00%, due 3/15/23	250,000	254,173
4.00%, due 9/15/23	290,000	296,381
Insured: BAM
4.00%, due 3/15/24	380,000	390,829
4.00%, due 9/15/24	255,000	263,057
4.00%, due 9/15/25	255,000	265,555
Insured: BAM
4.00%, due 3/15/26	200,000	210,039
4.00%, due 9/15/26	255,000	267,258
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds
3.00%, due 11/15/25	800,000	779,233
5.00%, due 11/15/22 (b)	425,000	432,228
5.00%, due 11/15/23	200,000	207,736
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds (continued)
5.00%, due 11/15/24	$ 765,000	$ 807,690
Series B
5.00%, due 11/15/24 (b)	255,000	268,909
5.00%, due 11/15/25 (b)	1,000,000	1,071,365
Greater New Haven Water Pollution Control Authority, Revenue Bonds
Series B
5.00%, due 8/15/22	250,000	252,535
State of Connecticut, Unlimited General Obligation
Series C
4.00%, due 6/15/22	2,210,000	2,217,306
Series B
4.00%, due 3/1/24	100,000	101,743
Series C
5.00%, due 6/15/23	1,500,000	1,549,501
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds
5.00%, due 5/1/22	400,000	400,000
5.00%, due 5/1/23	675,000	694,056
Town of Fairfield CT, Unlimited General Obligation
5.00%, due 8/1/25	685,000	691,147
Town of Hamden CT, Unlimited General Obligation
Insured: BAM
4.00%, due 8/15/27	325,000	345,178
Insured: BAM
5.00%, due 8/15/22	300,000	303,007
Series A, Insured: BAM
5.00%, due 8/15/25	370,000	398,957
Town of Windham CT, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/15/26	810,000	860,839
Series A, Insured: BAM
4.00%, due 8/15/27	825,000	885,468
		21,243,764
	Principal Amount	Value

Delaware 0.2%
Delaware Municipal Electric Corp. (The), Beasley Power Station Project, Revenue Bonds
5.00%, due 7/1/25	$ 325,000	$ 349,888
5.00%, due 7/1/26	375,000	410,574
Delaware State Economic Development Authority, Newark Charter School, Inc. Project, Revenue Bonds
4.00%, due 9/1/22	340,000	341,598
4.00%, due 9/1/22	85,000	85,400
4.00%, due 9/1/24	370,000	373,176
4.00%, due 9/1/24	130,000	131,116
4.00%, due 9/1/25	105,000	105,866
4.00%, due 9/1/26	140,000	140,828
Delaware State Health Facilities Authority, Bayhealth Medical Center Project, Revenue Bonds
Series A
5.00%, due 7/1/22	125,000	125,745
Delaware Transportation Authority, Revenue Bonds
5.00%, due 9/1/26	1,150,000	1,257,835
		3,322,026
District of Columbia 0.5%
District of Columbia, KIPP DC Project, Revenue Bonds
5.00%, due 7/1/22	200,000	200,864
District of Columbia, Association of American Medical Colleges, Revenue Bonds
Series A
5.00%, due 10/1/23	100,000	103,973
District of Columbia, Gallery Place Project, Tax Allocation
5.00%, due 6/1/27	1,720,000	1,723,613
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Series A
5.00%, due 6/1/42	2,000,000	2,035,316
Metropolitan Washington Airports Authority, Airport System, Revenue Bonds (b)
5.00%, due 10/1/24	320,000	335,941
Series A
5.00%, due 10/1/24	445,000	467,168
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority, Airport System, Revenue Bonds (b) (continued)
Series A
5.00%, due 10/1/25	$ 225,000	$ 239,208
5.00%, due 10/1/26	930,000	1,000,165
Series A
5.00%, due 10/1/27	1,000,000	1,043,319
Metropolitan Washington Airports Authority Dulles Toll Road, Dulles Toll Road, Revenue Bonds, Senior Lien
Series B, Insured: AGC
(zero coupon), due 10/1/23	500,000	480,589
		7,630,156
Florida 2.1%
Broward County, Water & Sewer Utility, Revenue Bonds
Series B
5.00%, due 10/1/25	630,000	681,255
Central Florida Expressway Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/22	380,000	382,321
Centre Lake Community Development District, Special Assessment
2.75%, due 5/1/27	235,000	219,191
City of Delray Beach FL, Revenue Bonds
5.00%, due 6/1/24	100,000	105,254
City of Gainesville FL, Revenue Bonds
Series A
5.00%, due 10/1/22	150,000	152,197
City of Jacksonville FL, Sales Tax, Revenue Bonds
5.00%, due 10/1/27	1,285,000	1,300,189
City of Lake Worth Beach FL, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/25	250,000	268,277
City of Orlando FL, Tourist Development Tax, Revenue Bonds, Senior Lien
Insured: AGM
5.00%, due 11/1/25	1,095,000	1,189,120
	Principal Amount	Value

Florida (continued)
City of Palm Bay FL, Unlimited General Obligation
Insured: AGM
5.00%, due 7/1/24	$ 1,970,000	$ 2,077,685
Insured: AGM
5.00%, due 7/1/25	1,035,000	1,113,276
City of Tampa FL, H Lee Moffitt Cancer Center Project, Revenue Bonds
5.00%, due 7/1/23	75,000	77,455
5.00%, due 7/1/24	300,000	314,650
5.00%, due 7/1/25	425,000	453,802
Clay County School Board, Certificate of Participation
Insured: AGM
5.00%, due 7/1/24	100,000	100,557
County of Broward FL, Airport System, Revenue Bonds
Series P-2
3.25%, due 10/1/22	1,000,000	1,006,263
County of Broward FL, Port Facilities, Revenue Bonds
Series C
5.00%, due 9/1/22	325,000	328,765
Series B, Insured: AGM-CR
5.00%, due 9/1/23 (b)	365,000	365,750
Series D
5.00%, due 9/1/23 (b)	1,000,000	1,034,946
County of Miami-Dade FL, Aviation, Revenue Bonds
Series A
5.00%, due 10/1/24	2,500,000	2,630,512
Series A
5.00%, due 10/1/25	250,000	267,462
Series B
5.00%, due 10/1/25	735,000	745,642
Series A
5.00%, due 10/1/28 (b)	2,210,000	2,328,832
County of Osceola FL, Transportation, Revenue Bonds
Series A-1
5.00%, due 10/1/22	250,000	252,563
County of St Lucie FL, Sales Tax, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/25	100,000	103,902
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Florida Municipal Power Agency, St. Lucie Project, Revenue Bonds
Series A
5.00%, due 10/1/26	$ 555,000	$ 562,867
Greater Orlando Aviation Authority, Revenue Bonds
Series A
5.00%, due 10/1/22 (b)	6,270,000	6,350,092
Greater Orlando Aviation Authority, Airport Facilities, Revenue Bonds (b)
Series A
5.00%, due 10/1/23	290,000	300,493
Series A
5.00%, due 10/1/23	210,000	217,124
Series A
5.00%, due 10/1/25	540,000	580,998
Series A
5.00%, due 10/1/25	265,000	281,116
Herons Glen Recreation District, Special Assessment
Insured: BAM
2.50%, due 5/1/22	225,000	225,000
Insured: BAM
2.50%, due 5/1/23	230,000	229,605
Insured: BAM
2.50%, due 5/1/24	150,000	148,593
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
Series A
5.00%, due 8/1/25	260,000	278,870
Series A
5.00%, due 8/1/26	315,000	343,796
Lakewood Ranch Stewardship District, Lakewood Center and NW Sector Projects, Special Assessment, Senior Lien
Insured: AGM
1.041%, due 5/1/22	1,070,000	1,070,000
Insured: AGM
1.164%, due 5/1/23	540,000	533,337
	Principal Amount	Value

Florida (continued)
Lee County Industrial Development Authority, Cypress Cove at Healthpark Florida, Inc. Memory Care Project, Revenue Bonds
4.50%, due 10/1/32	$ 145,000	$ 149,656
Miami-Dade County Expressway Authority, Revenue Bonds
Series B
5.00%, due 7/1/25	265,000	278,855
Orange County Convention Center, Revenue Bonds
5.00%, due 10/1/22	355,000	359,667
Orange County Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series C
5.00%, due 11/15/52 (a)	2,340,000	2,547,253
St. Lucie County School Board, Certificate of Participation
Insured: AGM
3.00%, due 8/15/26	400,000	402,282
St. Lucie County School Board, Sales tax, Revenue Bonds
Insured: AGM
5.00%, due 10/1/23	130,000	134,686
State of Florida, Right-of-Way Acquisition and Bridge Construction, Unlimited General Obligation
5.00%, due 7/1/23	350,000	361,950
University of North Florida Financing Corp. (The), Housing Project, Revenue Bonds
Insured: AGM
5.00%, due 11/1/22	1,000,000	1,016,221
		33,872,327
Georgia 1.6%
Atlanta Development Authority (The), Piedmont Ellis LLC, Revenue Bonds
3.50%, due 9/1/35	100,000	101,572
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
5.00%, due 7/1/22	700,000	704,104
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
City of Cochran GA, Water & Sewer System, Revenue Bonds
Insured: BAM
3.00%, due 4/1/25	$ 120,000	$ 121,191
City of Dalton GA, Georgia Combined Utilities, Revenue Bonds
5.00%, due 3/1/23	500,000	512,187
5.00%, due 3/1/24	400,000	418,143
5.00%, due 3/1/25	500,000	533,102
County of Paulding GA, Water & Sewerage, Revenue Bonds
5.00%, due 12/1/22	100,000	101,941
Georgia State Road & Tollway Authority, Revenue Bonds
Series B, Insured: State Guaranteed
5.00%, due 10/1/22	100,000	101,469
Main Street Natural Gas, Inc., Revenue Bonds
Series C
4.00%, due 5/1/52 (a)	8,555,000	8,718,396
Series A
5.00%, due 5/15/22	550,000	550,551
Series A
5.00%, due 5/15/23	1,110,000	1,133,565
Municipal Electric Authority of Georgia, Combined Cycle Project, Revenue Bonds
Series A
3.00%, due 11/1/22	445,000	447,306
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
5.00%, due 1/1/23	4,550,000	4,635,787
5.00%, due 1/1/24	2,500,000	2,596,279
5.00%, due 1/1/25	1,000,000	1,059,574
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
5.00%, due 1/1/23	350,000	356,599
5.00%, due 1/1/24	445,000	462,138
5.00%, due 1/1/25	450,000	476,213
Private Colleges & Universities Authority, Savannah College of Art & Design, Revenue Bonds
5.00%, due 4/1/23	335,000	343,935
5.00%, due 4/1/24	115,000	120,349
	Principal Amount	Value

Georgia (continued)
Private Colleges & Universities Authority, Savannah College of Art & Design, Revenue Bonds (continued)
5.00%, due 4/1/25	$ 600,000	$ 636,936
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds
5.00%, due 10/1/23	325,000	336,255
5.00%, due 10/1/24	300,000	315,016
5.00%, due 10/1/25	425,000	453,259
5.00%, due 10/1/26	625,000	673,222
		25,909,089
Guam 0.4%
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series B
3.133%, due 10/1/24	1,310,000	1,309,190
Series B
3.133%, due 10/1/24	630,000	614,595
Series A
5.00%, due 10/1/22 (b)	1,000,000	1,013,106
Guam Government Waterworks Authority, Revenue Bonds
5.00%, due 7/1/22	135,000	135,727
5.00%, due 7/1/24	400,000	418,244
Series A
5.00%, due 7/1/24	300,000	313,683
5.25%, due 7/1/22	1,390,000	1,398,042
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/23	300,000	304,219
Series A, Insured: AGM
5.00%, due 10/1/25	950,000	963,359
Port Authority of Guam, Revenue Bonds
Series B
5.00%, due 7/1/22 (b)	650,000	653,020
		7,123,185
Hawaii 0.4%
State of Hawaii, Unlimited General Obligation
Series DX
5.51%, due 2/1/29	4,000,000	4,447,475
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hawaii (continued)
State of Hawaii Airports System, Certificate of Participation
5.25%, due 8/1/24	$ 250,000	$ 257,945
5.25%, due 8/1/25	1,300,000	1,341,314
State of Hawaii Harbor System, Revenue Bonds (b)
Series A
5.00%, due 7/1/24	300,000	315,166
Series A
5.00%, due 7/1/25	450,000	481,907
		6,843,807
Idaho 0.0% ‡
Idaho Health Facilities Authority, ADA County Coroner Project, Revenue Bonds
5.00%, due 9/1/23	170,000	176,077
5.00%, due 9/1/24	265,000	279,510
5.00%, due 9/1/25	285,000	306,256
		761,843
Illinois 11.1%
Carol Stream Park District, Unlimited General Obligation
Series C, Insured: BAM
4.00%, due 11/1/24	215,000	221,895
Series C, Insured: BAM
4.00%, due 11/1/25	450,000	468,926
Series C, Insured: BAM
4.00%, due 11/1/26	550,000	577,493
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/22	150,000	147,922
Series A, Insured: AGM
5.00%, due 12/1/23	4,650,000	4,834,706
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 12/1/23	500,000	476,477
Series A, Insured: NATL-RE
(zero coupon), due 12/1/25	1,630,000	1,441,563
Chicago Midway International Airport, Revenue Bonds, Second Lien
Series A
5.00%, due 1/1/27 (b)	1,040,000	1,072,266
	Principal Amount	Value

Illinois (continued)
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien
Series D
5.00%, due 1/1/24 (b)	$ 150,000	$ 155,355
Series D
5.00%, due 1/1/24	850,000	865,773
Series A
5.00%, due 1/1/25 (b)	235,000	246,528
Series B
5.00%, due 1/1/26	1,250,000	1,344,251
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
5.00%, due 1/1/25 (b)	835,000	837,048
Chicago Park District, Limited General Obligation
Series C
5.00%, due 1/1/23	500,000	510,160
Chicago Park District, Unlimited General Obligation
Series F-2
5.00%, due 1/1/25	400,000	421,825
Series F-2
5.00%, due 1/1/26	550,000	588,896
Chicago Transit Authority, 5337 State of Good Repair Formula Funds, Revenue Bonds
5.00%, due 6/1/22	1,670,000	1,674,766
5.00%, due 6/1/25	7,180,000	7,635,480
Chicago Transit Authority, 5307 Urbanized Area Formula Funds, Revenue Bonds
5.00%, due 6/1/22	380,000	381,045
City of Berwyn IL, Unlimited General Obligation
Series A
5.00%, due 12/1/23	330,000	340,007
Series A
5.00%, due 12/1/24	820,000	853,110
Series A
5.00%, due 12/1/25	465,000	486,236
Series A
5.00%, due 12/1/26	705,000	741,100
City of Canton IL, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM
3.00%, due 12/1/22	635,000	637,131
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Canton IL, Alternative Revenue Source, Unlimited General Obligation (continued)
Series A, Insured: BAM
3.00%, due 12/1/23	$ 550,000	$ 551,361
City of Chicago Heights IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/24	300,000	307,844
Insured: BAM
4.00%, due 12/1/25	300,000	309,139
Insured: BAM
4.00%, due 12/1/26	300,000	309,584
City of Chicago IL, Unlimited General Obligation
Series C
(zero coupon), due 1/1/25	2,255,000	2,040,337
Series C
5.00%, due 1/1/24	3,520,000	3,638,132
Series A
5.00%, due 1/1/26	405,000	417,776
5.25%, due 1/1/28	925,000	972,041
City of Chicago IL, Revenue Bonds, Second Lien
3.15%, due 11/1/24	475,000	480,552
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
5.00%, due 11/1/22	500,000	507,861
5.00%, due 11/1/24	250,000	253,669
5.00%, due 11/1/25	155,000	163,381
Insured: BAM
5.00%, due 11/1/25	135,000	143,610
Insured: AGM-CR
5.00%, due 11/1/25	400,000	406,249
5.00%, due 11/1/26	410,000	431,763
City of Chicago IL, Wastewater Transmission, Revenue Bonds, Second Lien
Series C
5.00%, due 1/1/23	525,000	535,423
5.00%, due 1/1/24	150,000	155,951
Series C
5.00%, due 1/1/25	350,000	372,709
5.00%, due 1/1/26	1,130,000	1,133,205
	Principal Amount	Value

Illinois (continued)
City of Chicago IL, Neighbourhoods Alive 21 Program, Unlimited General Obligation
Series 2002B
5.00%, due 1/1/24	$ 150,000	$ 155,034
Series 2002B
5.00%, due 1/1/26	170,000	177,907
Series 2002B
5.25%, due 1/1/28	150,000	157,628
City of Country Club Hills IL, Unlimited General Obligation
Insured: BAM
3.00%, due 1/1/24	190,000	191,336
Insured: BAM
3.00%, due 1/1/26	300,000	300,645
Insured: BAM
3.00%, due 1/1/27	250,000	250,130
City of Galesburg IL, Knox College Project, Revenue Bonds
Series B
1.488%, due 10/1/22	125,000	124,448
Series B
1.588%, due 10/1/23	150,000	145,997
Series B
1.922%, due 10/1/24	1,000,000	954,685
Series A
5.00%, due 10/1/26	175,000	187,013
Series A
5.00%, due 10/1/27	175,000	188,461
City of Kankakee IL, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/24	750,000	767,390
City of Kankakee IL, Special Obligation, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/25	800,000	826,411
City of Moline IL, Unlimited General Obligation
Series C, Insured: AGM
1.151%, due 12/1/24	590,000	560,862
Series C, Insured: AGM
1.439%, due 12/1/25	920,000	860,382
City of Monmouth IL, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/22	350,000	354,220
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Monmouth IL, Unlimited General Obligation (continued)
Series A, Insured: BAM
4.00%, due 12/1/23	$ 365,000	$ 373,768
Series A, Insured: BAM
4.00%, due 12/1/24	380,000	393,092
City of Mount Vernon IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/15/22	1,150,000	1,165,337
City of Rock Island IL, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/22	220,000	222,882
Insured: BAM
4.00%, due 12/1/23	155,000	159,039
Insured: BAM
4.00%, due 12/1/24	175,000	181,340
Insured: BAM
4.00%, due 12/1/25	175,000	183,112
City of Rock Island IL, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 12/1/22	275,000	278,603
Series B, Insured: AGM
4.00%, due 12/1/24	320,000	331,592
Series B, Insured: AGM
4.00%, due 12/1/25	330,000	345,297
City of Rockford IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/15/22	250,000	253,334
Insured: BAM
4.00%, due 12/15/23	560,000	574,111
Insured: BAM
4.00%, due 12/15/24	285,000	293,990
City of Rockford IL, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 12/15/22	135,000	136,800
Series A, Insured: AGM
4.00%, due 12/15/23	140,000	143,528
Series A, Insured: AGM
4.00%, due 12/15/24	290,000	299,073
	Principal Amount	Value

Illinois (continued)
City of Springfield IL, Electric, Revenue Bonds, Senior Lien
5.00%, due 3/1/25	$ 1,055,000	$ 1,120,393
City of Sterling IL, Unlimited General Obligation
Series B, Insured: BAM
0.40%, due 11/1/23	190,000	182,280
Series B, Insured: BAM
4.00%, due 11/1/25	100,000	104,614
Series B, Insured: BAM
4.00%, due 11/1/26	370,000	390,899
Series B, Insured: BAM
4.00%, due 11/1/29	285,000	305,040
City of Waukegan IL, Water & Sewer System, Revenue Bonds, First Lien
Insured: AGM
4.00%, due 12/30/23	100,000	102,398
Insured: AGM
4.00%, due 12/30/24	110,000	113,743
Insured: AGM
4.00%, due 12/30/25	150,000	156,656
City of Waukegan IL, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/30/23	250,000	255,996
Series A, Insured: BAM
4.00%, due 12/30/24	280,000	289,527
Series A, Insured: BAM
4.00%, due 12/30/26	300,000	315,782
Cook County Community Unit School District No. 401 Elmwood Park, Unlimited General Obligation
3.00%, due 12/1/22	500,000	503,805
Cook County School District No. 122 Ridgeland, Unlimited General Obligation
Series A
3.00%, due 12/1/22	950,000	957,230
Cook County School District No. 87 Berkeley, Unlimited General Obligation
Insured: AGM
5.00%, due 12/1/24	500,000	531,671
Insured: AGM
5.00%, due 12/1/25	500,000	541,742
Insured: AGM
5.00%, due 12/1/26	500,000	551,400
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Cook County School District No. 88 Bellwood, Limited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/23	$ 425,000	$ 435,210
Series A, Insured: BAM
4.00%, due 12/1/24	325,000	336,197
Cook County School District No. 94, Unlimited General Obligation
Insured: BAM
5.00%, due 12/1/22	340,000	346,281
Insured: BAM
5.00%, due 12/1/23	555,000	575,557
Insured: BAM
5.00%, due 12/1/24	370,000	390,018
Insured: BAM
5.00%, due 12/1/25	390,000	418,136
Cook County Township High School District No. 220 Reavis, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/23	760,000	777,308
Insured: BAM
5.00%, due 12/1/24	570,000	602,588
County of Sangamon IL, Limited General Obligation
Insured: BAM
5.00%, due 12/15/22	135,000	137,658
Insured: BAM
5.00%, due 12/15/23	150,000	156,144
Insured: BAM
5.00%, due 12/15/24	225,000	238,266
Insured: BAM
5.00%, due 12/15/25	230,000	247,898
Crawford Hospital District, Unlimited General Obligation
Insured: AGM
4.00%, due 1/1/23	265,000	268,618
Insured: AGM
4.00%, due 1/1/24	280,000	286,676
Insured: AGM
4.00%, due 1/1/25	285,000	294,557
Insured: AGM
4.00%, due 1/1/26	300,000	313,106
	Principal Amount	Value

Illinois (continued)
Darien-Woodridge Fire Protection District, Unlimited General Obligation
Insured: BAM
3.00%, due 12/30/22	$ 75,000	$ 75,509
Insured: BAM
3.00%, due 12/30/23	100,000	100,866
Insured: BAM
3.00%, due 12/30/25	100,000	101,152
Illinois Development Finance Authority, Regenct Park, Revenue Bonds
(zero coupon), due 7/15/25	1,160,000	1,066,420
Illinois Finance Authority, Learn Charter School Project, Revenue Bonds
4.00%, due 11/1/22	125,000	125,828
4.00%, due 11/1/23	135,000	136,442
4.00%, due 11/1/24	135,000	136,494
4.00%, due 11/1/25	210,000	212,116
4.00%, due 11/1/26	215,000	216,776
Illinois Finance Authority, Centegra Healthcare Obligated Group, Revenue Bonds
4.00%, due 9/1/32	10,325,000	10,409,648
Illinois Finance Authority, Illinois Wesleyan University, Revenue Bonds
5.00%, due 9/1/22	560,000	566,115
Illinois Finance Authority, OSF Healthcare System, Revenue Bonds
Series A
5.00%, due 5/15/23	400,000	411,757
Illinois Finance Authority, Northwestern Memorial Healthcare, Revenue Bonds
Series A
5.00%, due 7/15/23	615,000	636,152
Illinois Finance Authority, Ann & Robert H Lurie Children's Hospital Obligated Group, Revenue Bonds
5.00%, due 8/15/23	250,000	259,136
Illinois Sports Facilities Authority (The), Revenue Bonds
Insured: AGM
5.00%, due 6/15/25	115,000	119,907
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois State Toll Highway Authority, Revenue Bonds
Series A
5.00%, due 12/1/22	$ 3,010,000	$ 3,067,362
Kane County School District No. 129 West Aurora, Unlimited General Obligation
Series C, Insured: BAM
5.00%, due 2/1/25	1,800,000	1,913,606
Kane County School District No. 131 Aurora East Side, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/22	580,000	587,397
Kankakee County School District No. 111 Kankakee, Limited General Obligation
Insured: BAM
4.00%, due 1/1/24	370,000	379,187
Insured: BAM
4.00%, due 1/1/25	390,000	403,790
Knox & Warren Counties Community Unit School District No. 205 Galesburg, Unlimited General Obligation
Series B, Insured: BAM
4.00%, due 1/1/24	590,000	605,621
Series A, Insured: BAM
4.00%, due 12/1/24	665,000	685,896
Series B, Insured: BAM
4.00%, due 1/1/25	625,000	645,471
Series A, Insured: BAM
4.00%, due 12/1/25	685,000	713,656
Series B, Insured: BAM
4.00%, due 1/1/26	640,000	667,279
Series A, Insured: BAM
4.00%, due 12/1/26	680,000	714,434
La Salle County School District No. 141 Ottawa, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/22	370,000	374,504
Lake County Community Consolidated School District No. 3 Beach Park, Unlimited General Obligation
Insured: AGM
4.00%, due 2/1/24	405,000	414,809
	Principal Amount	Value

Illinois (continued)
Lake County Community Consolidated School District No. 3 Beach Park, Unlimited General Obligation (continued)
Insured: AGM
4.00%, due 2/1/25	$ 450,000	$ 465,471
Macon & De Witt Counties Community Unit School District No. 2, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/24	350,000	362,236
Insured: AGM
4.00%, due 12/1/25	385,000	401,239
Insured: AGM
4.00%, due 12/1/26	415,000	436,562
Insured: AGM
4.00%, due 12/1/27	350,000	369,444
Macon County School District No. 61 Decatur, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 1/1/24	750,000	769,734
Insured: AGM
4.00%, due 12/1/24	100,000	103,673
Insured: AGM
4.00%, due 12/1/27	1,020,000	1,083,690
Macoupin County Community Unit School District No. 1 Carlinville, Limited General Obligation
Series B, Insured: BAM
3.00%, due 12/1/24	535,000	540,848
Series B, Insured: BAM
3.00%, due 12/1/26	750,000	759,202
Madison-Macoupin Etc Counties Community College District No. 536, Revenue Bonds
Series A, Insured: BAM
4.00%, due 11/1/22	350,000	353,545
Series A, Insured: BAM
4.00%, due 11/1/23	2,115,000	2,159,634
Madison-Macoupin Etc Counties Community College District No. 536, Lewis & Clark Community Project, Unlimited General Obligation
5.00%, due 11/1/22	420,000	426,248
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, Unlimited General Obligation
Insured: AGM-CR
(zero coupon), due 1/1/24	$ 350,000	$ 334,292
McHenry County Consolidated School District No. 46 Prairie Grove, Unlimited General Obligation
Insured: BAM
5.00%, due 2/1/24	395,000	412,432
Insured: BAM
5.00%, due 2/1/25	415,000	441,647
Insured: BAM
5.00%, due 2/1/26	435,000	471,187
Metropolitan Pier & Exposition Authority, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 12/15/22	115,000	113,160
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 12/15/23	175,000	166,112
Metropolitan Pier & Exposition Authority, Mccormick Place Expansion Project, Revenue Bonds
3.00%, due 6/15/25	500,000	497,486
Montgomery & Macoupin Counties Community Unit School District No. 12 Litchfield, Unlimited General Obligation
Series C, Insured: BAM
4.00%, due 10/1/22	295,000	298,006
Series C, Insured: BAM
4.00%, due 10/1/25	355,000	366,813
Series C, Insured: BAM
4.00%, due 10/1/26	380,000	395,363
Series C, Insured: BAM
4.00%, due 10/1/27	405,000	423,438
Series C, Insured: BAM
4.00%, due 10/1/28	430,000	449,817
Northern Illinois University, Revenue Bonds
Series B, Insured: BAM
5.00%, due 4/1/23	240,000	246,159
	Principal Amount	Value

Illinois (continued)
Northern Illinois University, Revenue Bonds (continued)
Series B, Insured: BAM
5.00%, due 4/1/25	$ 850,000	$ 899,881
Public Building Commission of Chicago, Revenue Bonds
Insured: AMBAC
5.25%, due 3/1/24	1,000,000	1,043,036
Railsplitter Tobacco Settlement Authority, Revenue Bonds
5.00%, due 6/1/22	3,380,000	3,389,673
5.00%, due 6/1/25	1,000,000	1,058,286
Regional Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
5.50%, due 7/1/22	335,000	337,193
Insured: AGM-CR
6.25%, due 7/1/22	360,000	362,789
Rock Island County Metropolitan Airport Authority, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/22	1,185,000	1,200,113
Insured: AGM
4.00%, due 12/1/24	1,275,000	1,320,219
Rock Island County School District No. 41 Rock Island, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/23	385,000	393,227
Saline County Community Unit School District No. 3 Harrisburg, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 12/1/26	765,000	774,386
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 6/1/24	1,000,000	1,024,608
Series C, Insured: AGM
4.00%, due 6/1/25	875,000	904,633
Series C, Insured: AGM
5.00%, due 6/1/26	910,000	983,502
Series C, Insured: AGM
5.00%, due 6/1/27	955,000	1,047,025
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
South Sangamon Water Commission, Alternative Revenue Source, Unlimited General Obligation
Insured: AGM
4.00%, due 1/1/23	$ 165,000	$ 166,805
Insured: AGM
4.00%, due 1/1/24	350,000	356,397
Insured: AGM
4.00%, due 1/1/25	250,000	256,246
Stark Knox Marshall Henry & Peoria Counties Community Unit School Dist No. 100, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/24	100,000	102,615
Insured: BAM
4.00%, due 12/1/25	250,000	258,473
Insured: BAM
4.00%, due 12/1/26	260,000	270,554
State of Illinois, Unlimited General Obligation
4.00%, due 9/1/22	480,000	483,207
5.00%, due 5/1/22	760,000	760,000
5.00%, due 6/1/22	455,000	456,161
5.00%, due 7/1/23	400,000	410,859
Series A
5.00%, due 10/1/23	200,000	206,364
Series A
5.00%, due 10/1/24	200,000	209,355
Series D
5.00%, due 11/1/24	14,105,000	14,781,584
Series D
5.00%, due 11/1/26	10,000,000	10,721,969
Series A
5.00%, due 12/1/26	1,980,000	2,124,490
5.00%, due 2/1/28	2,355,000	2,518,085
Series D
5.00%, due 11/1/28	3,745,000	4,023,574
Series B
5.15%, due 1/1/24	500,000	512,205
Series A
5.25%, due 5/1/22	1,715,000	1,715,000
State of Illinois, Revenue Bonds
Series C
5.00%, due 6/15/22	490,000	491,677
	Principal Amount	Value

Illinois (continued)
State of Illinois, Unlimited General Obligation, First Series
Insured: NATL-RE
6.00%, due 11/1/26	$ 4,115,000	$ 4,572,950
Town of Cicero IL, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/24	720,000	737,759
Village of Antioch IL, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/24	120,000	124,256
Insured: BAM
4.00%, due 12/1/25	205,000	214,360
Insured: BAM
4.00%, due 12/1/26	210,000	221,374
Insured: BAM
4.00%, due 12/1/27	875,000	925,923
Village of Brookfield IL, Unlimited General Obligation
Insured: BAM
4.00%, due 3/1/23	270,000	274,109
Village of Franklin Park IL, Revenue Bonds
Series A, Insured: BAM
3.00%, due 10/1/22	380,000	382,243
Series A, Insured: BAM
3.00%, due 10/1/23	265,000	267,500
Series A, Insured: BAM
3.00%, due 10/1/24	270,000	272,275
Series A, Insured: BAM
3.00%, due 10/1/25	280,000	282,749
Insured: BAM
5.00%, due 4/1/23	10,000	10,259
Village of McCook IL, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 12/1/23	230,000	235,705
Village of Park Forest IL, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 1/1/26	500,000	523,089
Insured: BAM
4.00%, due 1/1/27	525,000	553,100
Village of Sauk Village IL, Unlimited General Obligation
Series C, Insured: BAM
4.00%, due 12/1/22	100,000	101,160
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Village of Sauk Village IL, Unlimited General Obligation (continued)
Series C, Insured: BAM
4.00%, due 12/1/23	$ 1,030,000	$ 1,053,135
Village of Stone Park IL, Unlimited General Obligation
Series B, Insured: BAM
4.00%, due 2/1/24	135,000	138,223
Series B, Insured: BAM
4.00%, due 2/1/25	150,000	155,036
Village of Westchester IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/23	260,000	266,531
Insured: BAM
4.00%, due 12/1/24	270,000	280,329
Insured: BAM
4.00%, due 12/1/25	280,000	293,272
Insured: BAM
4.00%, due 12/1/26	290,000	306,090
West Chicago Park District, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 12/1/23	225,000	227,118
Series B, Insured: BAM
3.00%, due 12/1/24	485,000	489,696
Series B, Insured: BAM
3.00%, due 12/1/25	520,000	525,042
Western Illinois University, Revenue Bonds
Insured: BAM
4.00%, due 4/1/26	1,340,000	1,399,281
Insured: BAM
4.00%, due 4/1/27	1,400,000	1,470,574
White Oak Library District, Unlimited General Obligation
5.00%, due 1/1/23	430,000	438,967
Will County Community High School District No. 210 Lincoln-Way, Unlimited General Obligation
Insured: AGM
(zero coupon), due 1/1/25	685,000	629,430
	Principal Amount	Value

Illinois (continued)
Winnebago-Boone Etc Counties Community College District No. 511, Rock Valley College, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 1/1/26	$ 3,635,000	$ 3,920,911
Woodford Lasalle Livingston Etc Counties Community Unit Sch Dist No. 6 Fieldcrest, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/24	440,000	454,381
Series A, Insured: BAM
4.00%, due 12/1/25	200,000	208,367
Series A, Insured: BAM
4.00%, due 12/1/25	690,000	718,865
Series A, Insured: BAM
4.00%, due 12/1/26	175,000	183,862
Series A, Insured: BAM
4.00%, due 12/1/26	330,000	346,711
Series A, Insured: BAM
4.00%, due 12/1/27	285,000	301,285
Series A, Insured: BAM
4.00%, due 12/1/27	400,000	422,856
		181,963,119
Indiana 0.9%
City of Evansville IN, Medical School Project, Tax Allocation
Series A, Insured: BAM
5.00%, due 2/1/23	535,000	547,259
City of Goshen IN, Sewage Works, Revenue Bonds
Insured: AGM
3.00%, due 7/1/22	150,000	150,421
Insured: AGM
3.00%, due 1/1/23	185,000	186,439
Insured: AGM
4.00%, due 1/1/25	260,000	269,194
Insured: AGM
4.00%, due 7/1/25	230,000	239,379
County of Johnson IN, Local Income Tax, Revenue Bonds
Series A, Insured: State Intercept
4.00%, due 7/15/22	225,000	226,205
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Greater Jasper School Building Corp., Indiana Ad Valorem Property Tax, 1st Mortgage, Revenue Bonds
Insured: State Intercept
5.00%, due 1/15/27	$ 100,000	$ 109,071
Hammond Multi-School Building Corp., Property First Mortgage, Revenue Bonds
Insured: State Intercept
5.00%, due 7/15/22	1,040,000	1,047,403
Indiana Finance Authority, Indianapolis Power & Light Co., Revenue Bonds
Series A
1.40%, due 8/1/29 (a)	3,715,000	3,131,213
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
Series B
2.45%, due 11/15/25	355,000	330,482
Series B
2.52%, due 11/15/26	515,000	474,079
Series B
2.92%, due 11/15/27	655,000	598,170
Indiana Finance Authority, Marian University Project, Revenue Bonds
Series A
5.00%, due 9/15/22	50,000	50,558
Series A
5.00%, due 9/15/23	75,000	77,274
Indiana Finance Authority, University Health, Revenue Bonds
Series A
5.00%, due 12/1/22	250,000	254,327
Muncie Sanitary District, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/25	975,000	1,013,554
Series A, Insured: AGM
5.00%, due 1/1/26	265,000	285,460
Series A, Insured: AGM
5.00%, due 7/1/26	525,000	570,693
Terre Haute Sanitary District, Revenue Bonds
Series A, Insured: BAM
3.00%, due 1/1/23	320,000	322,215
Series A, Insured: BAM
3.00%, due 7/1/23	390,000	393,157
	Principal Amount	Value

Indiana (continued)
Terre Haute Sanitary District, Revenue Bonds (continued)
Series A, Insured: BAM
3.00%, due 1/1/24	$ 350,000	$ 353,087
Series A, Insured: BAM
3.00%, due 7/1/24	385,000	387,738
Series A, Insured: BAM
3.00%, due 7/1/25	290,000	291,598
Series A, Insured: BAM
3.00%, due 7/1/26	280,000	280,755
Town of Speedway IN Sewage Works, Revenue Bonds
Series A, Insured: AGM
3.00%, due 9/1/24	550,000	553,558
Wayne Township Metropolitan School District, Limited General Obligation
Insured: State Intercept
4.00%, due 7/15/22	1,010,000	1,014,979
Insured: State Intercept
4.00%, due 1/15/23	1,035,000	1,049,335
		14,207,603
Iowa 1.4%
Benton Etc Counties College Community School District, Sales Services & Use Tax, Revenue Bonds
Insured: AGM
2.00%, due 6/1/22	360,000	360,227
Camanche Community School District, Unlimited General Obligation
Insured: AGM
5.00%, due 6/1/25	535,000	573,678
Insured: AGM
5.00%, due 6/1/26	565,000	616,776
Insured: AGM
5.00%, due 6/1/27	590,000	654,195
City of Clinton IA, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 6/1/23	240,000	247,291
Series A, Insured: BAM
5.00%, due 6/1/24	360,000	378,389
City of Coralville IA, Unlimited General Obligation
Series C
4.00%, due 5/1/26	645,000	665,646
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Iowa (continued)
City of Coralville IA, Unlimited General Obligation (continued)
Series C
4.00%, due 5/1/28	$ 500,000	$ 518,976
City of New Hampton IA, Electric, Revenue Bonds
Insured: BAM
3.00%, due 6/1/22	135,000	135,159
Insured: BAM
3.00%, due 6/1/23	140,000	141,018
Insured: BAM
3.00%, due 6/1/24	140,000	141,005
City of Newton IA, Unlimited General Obligation
Series C, Insured: AGM
2.00%, due 6/1/22	520,000	520,352
Clinton Community School District, Unlimited General Obligation
Insured: AGM
5.00%, due 6/1/22	620,000	621,804
Collins-Maxwell Community School District Sales Services & Use Tax, Revenue Bonds
Insured: BAM
4.00%, due 6/1/26	190,000	200,334
Insured: BAM
4.00%, due 6/1/27	195,000	207,497
Insured: BAM
4.00%, due 6/1/28	205,000	219,588
Insured: BAM
4.00%, due 6/1/29	215,000	231,830
Iowa Finance Authority, Renewable Natural Gas Project, Green Bond, Revenue Bonds
1.50%, due 1/1/42 (a)(b)	2,000,000	1,972,768
Iowa Higher Education Loan Authority, University of Dubuque Project, Revenue Bonds
4.00%, due 10/1/25	340,000	351,091
4.00%, due 10/1/26	200,000	206,747
4.00%, due 10/1/27	200,000	206,283
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds
5.00%, due 10/1/23	515,000	531,383
5.00%, due 10/1/24	550,000	576,481
5.00%, due 10/1/25	570,000	606,565
	Principal Amount	Value

Iowa (continued)
Iowa State University of Science & Technology, Revenue Bonds
Insured: BAM
5.00%, due 7/1/22	$ 1,215,000	$ 1,222,303
Iowa Student Loan Liquidity Corp., Revenue Bonds
Series A
5.00%, due 12/1/24 (b)	275,000	289,668
Lewis Central Community School District, Revenue Bonds
Insured: BAM
4.00%, due 7/1/25	570,000	595,006
Insured: BAM
4.00%, due 7/1/26	675,000	710,929
PEFA, Inc., Revenue Bonds
5.00%, due 9/1/49 (a)	6,500,000	6,862,064
Sioux Center Community School District, Unlimited General Obligation
Insured: AGM
5.00%, due 5/1/22	350,000	350,000
Southern Iowa Rural Water Association, Capital Loan Notes, Revenue Bonds
Insured: AGM
4.00%, due 12/1/23	395,000	403,995
State of Iowa, Revenue Bonds
5.00%, due 6/15/26	130,000	142,700
University of Iowa (The), Recreational Facilities, Revenue Bonds
Series S
4.00%, due 7/1/22	140,000	140,638
Waterloo Community School District, Revenue Bonds
Insured: AGM
4.00%, due 7/1/23	125,000	127,334
Insured: AGM
4.00%, due 7/1/24	450,000	463,065
Insured: AGM
4.00%, due 7/1/25	450,000	467,656
Insured: AGM
4.00%, due 7/1/26	100,000	104,840
		22,765,281
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kansas 0.2%
Chisholm Creek Utility Authority, Revenue Bonds
Insured: AMBAC
5.25%, due 9/1/23	$ 1,165,000	$ 1,205,305
Franklin County Unified School District No. 287 West Franklin, Unlimited General Obligation
Insured: AGM
5.00%, due 9/1/23	305,000	316,269
Kansas Development Finance Authority, Department of Commerce, Revenue Bonds
5.00%, due 6/1/22	340,000	340,992
Kansas Development Finance Authority, Pittsburg State University, Revenue Bonds
Series E, Insured: BAM
5.00%, due 2/1/25	715,000	758,955
Washburn University, Revenue Bonds
Insured: BAM
4.00%, due 7/1/23	200,000	204,082
		2,825,603
Kentucky 1.1%
City of Columbia KY, Lindsey Wilson College, Inc., Revenue Bonds
4.00%, due 12/1/22	175,000	176,726
4.00%, due 12/1/24	465,000	475,067
4.00%, due 12/1/26	500,000	512,546
City of Somerset KY, Unlimited General Obligation
Insured: AGM
4.00%, due 6/1/25	675,000	705,981
Insured: AGM
4.00%, due 6/1/26	200,000	211,674
Insured: AGM
4.00%, due 6/1/27	530,000	565,267
Kentucky Bond Development Corp., Lexington Center Corporation Project, Revenue Bonds
5.00%, due 9/1/22	550,000	556,097
Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Revenue Bonds, Senior Lien
5.00%, due 7/1/26	3,450,000	3,659,448
	Principal Amount	Value

Kentucky (continued)
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds
Series C
4.00%, due 8/1/22	$ 390,000	$ 391,800
Series C
4.00%, due 8/1/23	390,000	395,126
Series C
4.00%, due 2/1/50 (a)	6,560,000	6,692,820
Kentucky State University, Kentucky State University Project, Certificate of Participation
Insured: BAM
5.00%, due 11/1/24	200,000	211,210
Insured: BAM
5.00%, due 11/1/25	200,000	215,103
Insured: BAM
5.00%, due 11/1/26	220,000	240,615
Insured: BAM
5.00%, due 11/1/27	200,000	221,871
Murray Electric Plant Board, Revenue Bonds
Series B, Insured: AGM
4.00%, due 12/1/22	230,000	233,053
Paducah Electric Plant Board, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/24	600,000	631,323
Rural Water Financing Agency, Public Projects, Revenue Notes
Series A
0.40%, due 5/1/23	2,000,000	1,942,870
		18,038,597
Louisiana 2.1%
Calcasieu Parish School District No. 31, Unlimited General Obligation
Insured: BAM
5.00%, due 3/1/24	160,000	167,463
Cameron Parish School District No. 15, Unlimited General Obligation
5.00%, due 10/1/24	340,000	355,077
5.00%, due 10/1/25	220,000	232,940
5.00%, due 10/1/26	230,000	246,471
City of New Orleans LA, Sewerage Service, Revenue Bonds
5.00%, due 6/1/22	820,000	822,419
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Louisiana (continued)
City of Shreveport LA, Water & Sewer, Revenue Bonds
Series B, Insured: BAM
5.00%, due 12/1/26	$ 210,000	$ 231,492
Louisiana Local Government Environmental Facilities & Community Development Authority, City of Crowley Louisiana Project, Revenue Bonds
Insured: BAM
4.00%, due 10/1/23	515,000	526,676
Insured: BAM
4.00%, due 10/1/24	535,000	552,557
Louisiana Local Government Environmental Facilities & Community Development Authority, University Facilities, Inc. Project, Revenue Bonds
Insured: AGM
4.00%, due 10/1/24	395,000	408,807
Insured: AGM
4.00%, due 10/1/25	305,000	319,290
Louisiana Local Government Environmental Facilities & Community Development Authority, Innovative Student Facilities, Inc. Project, Revenue Bonds
Insured: BAM
5.00%, due 10/1/22	290,000	294,078
Insured: BAM
5.00%, due 10/1/23	230,000	238,811
Insured: BAM
5.00%, due 10/1/24	225,000	238,097
Insured: BAM
5.00%, due 10/1/25	250,000	269,829
Louisiana Local Government Environmental Facilities & Community Development Authority, LCTS Act 391 Project, Revenue Bonds
Insured: BAM
5.00%, due 10/1/25	400,000	431,047
Louisiana Public Facilities Authority, Loyola University Project, Revenue Bonds
5.00%, due 10/1/25	250,000	264,124
5.00%, due 10/1/26	215,000	229,758
	Principal Amount	Value

Louisiana (continued)
Louisiana Stadium & Exposition District, Revenue Notes
Series A
1.872%, due 7/3/23 (c)	$ 7,000,000	$ 6,879,859
Louisiana Stadium & Exposition District, Revenue Bonds
4.00%, due 7/3/23	5,150,000	5,212,526
5.00%, due 7/3/23	10,500,000	10,663,719
Louisiana Stadium & Exposition District, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/22	1,000,000	1,005,879
Series A
5.00%, due 7/1/23	800,000	825,910
Series A
5.00%, due 7/1/24	2,065,000	2,132,122
Series A
5.00%, due 7/1/25	1,065,000	1,099,618
Parish of Plaquemines LA, Revenue Bonds
Insured: BAM
5.00%, due 3/1/24	150,000	156,256
Rapides Parish Recreation District Ward No. 9, Unlimited General Obligation
Insured: AGM
3.00%, due 3/1/23	120,000	120,837
Insured: AGM
3.00%, due 3/1/24	130,000	131,116
Insured: AGM
3.00%, due 3/1/25	150,000	151,513
State of Louisiana, Gasoline & Fuels Tax, Revenue Bonds
Series A-1
5.00%, due 5/1/23	170,000	170,415
		34,378,706
Maine 0.2%
Finance Authority of Maine, Supplemental Education Loan Program, Revenue Bonds (b)
Insured: AGM
5.00%, due 12/1/22	500,000	509,091
Insured: AGM
5.00%, due 12/1/23	545,000	565,187
Insured: AGM
5.00%, due 12/1/24	520,000	546,809
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maine (continued)
Finance Authority of Maine, Supplemental Education Loan Program, Revenue Bonds (b) (continued)
Insured: AGM
5.00%, due 12/1/25	$ 475,000	$ 505,107
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center, Revenue Bonds
Series A, Insured: AGM-State Intercept
5.00%, due 7/1/24	1,045,000	1,096,030
		3,222,224
Maryland 1.1%
County of Baltimore MD, Certificate of Participation
5.00%, due 10/1/22	115,000	116,655
County of Frederick MD, Urbana Community Development Authority, Special Tax, Senior Lien
Series A
5.00%, due 7/1/23	1,000,000	1,031,220
Series A
5.00%, due 7/1/24	1,060,000	1,114,732
Maryland Economic Development Corp., Terminal Project, Revenue Bonds
3.25%, due 6/1/22	755,000	755,909
3.40%, due 6/1/23	750,000	752,208
Series B
3.60%, due 6/1/23	3,925,000	3,944,810
3.70%, due 6/1/25	1,000,000	987,727
Maryland Economic Development Corp., University of Maryland, College Park Projects, Revenue Bonds
Insured: AGM
4.00%, due 6/1/25	300,000	312,410
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins University Issue, Revenue Bonds
Series A
5.00%, due 7/1/23	345,000	356,497
	Principal Amount	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc. Project, Revenue Bonds
5.00%, due 6/1/28	$ 200,000	$ 216,731
5.00%, due 6/1/30	350,000	382,283
Maryland State Transportation Authority, Passenger Facily Charge, Revenue Bonds
5.00%, due 6/1/22 (b)	850,000	852,237
St. Mary's College of Maryland, Academic Fees and Auxiliary Facility Fees, Revenue Bonds
Insured: BAM
4.00%, due 9/1/25	250,000	259,519
State of Maryland, Unlimited General Obligation
Series C
5.00%, due 8/1/22	540,000	544,846
State of Maryland, Unlimited General Obligation, Second Series
Series A
5.00%, due 8/1/25	6,700,000	7,244,869
		18,872,653
Massachusetts 1.2%
City of Fall River MA, Qualified Municipal Purpose Loan, Limited General Obligation
Insured: State Aid Withholding
5.00%, due 12/1/26	350,000	387,414
Insured: State Aid Withholding
5.00%, due 12/1/27	315,000	353,432
Commonwealth of Massachusetts, Revenue Bonds
Insured: NATL-RE
5.50%, due 1/1/25	6,380,000	6,824,505
Massachusetts Bay Transportation Authority Assessment, Revenue Bonds
Series A
5.00%, due 7/1/22	360,000	362,211
Massachusetts Bay Transportation Authority Sales Tax, Revenue Bonds
Series A
(zero coupon), due 7/1/22	2,945,000	2,938,179
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Clean Energy Cooperative Corp., Green Bond, Revenue Bonds
1.04%, due 7/1/24	$ 1,000,000	$ 957,652
Massachusetts Development Finance Agency, Northeastern University Issue, Revenue Bonds
Series A
5.00%, due 10/1/22	280,000	284,089
Massachusetts Development Finance Agency, South Shore Hospital Issue, Revenue Bonds
Series I
5.00%, due 7/1/23	555,000	571,486
Massachusetts Educational Financing Authority, Revenue Bonds
Series K
5.00%, due 7/1/22	500,000	502,734
Massachusetts Educational Financing Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 7/1/25 (b)	100,000	105,688
Massachusetts Educational Financing Authority, Educational Loan, Revenue Bonds (b)
Series B
5.00%, due 7/1/24	750,000	783,886
Series B
5.00%, due 7/1/26	1,265,000	1,363,736
Series B
5.00%, due 7/1/27	1,950,000	2,130,299
Massachusetts School Building Authority, Sales Tax, Revenue Bonds, Senior Lien
Series A
5.00%, due 8/15/24	110,000	110,866
Massachusetts State College Building Authority, Capital Appreciation, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 5/1/23	145,000	141,940
Massachusetts State College Building Authority, Revenue Bonds
Series A, Insured: State Intercept
5.00%, due 5/1/36	145,000	145,000
	Principal Amount	Value

Massachusetts (continued)
Southfield Redevelopment Authority, Revenue Bonds
Series A, Insured: BAM
6.00%, due 8/15/22	$ 400,000	$ 404,950
Series A, Insured: BAM
6.00%, due 8/15/23	400,000	418,093
Series A, Insured: BAM
6.00%, due 8/15/24	455,000	488,145
Series A, Insured: BAM
6.00%, due 8/15/25	455,000	501,083
Town of Douglas MA, MUNI Purpose Loan, Limited General Obligation
4.00%, due 6/1/22	100,000	100,218
		19,875,606
Michigan 2.7%
Allen Park Public School District, Unlimited General Obligation
Insured: Q-SBLF
5.00%, due 5/1/24	630,000	660,380
Allendale Public School District, Unlimited General Obligation
Insured: Q-SBLF
5.00%, due 11/1/22	525,000	533,909
Caledonia Community Schools, Unlimited General Obligation
Insured: Q-SBLF
5.00%, due 5/1/22	570,000	570,000
City of Dearborn Heights MI, Capital Improvement, Limited General Obligation
Insured: BAM
3.00%, due 5/1/22	4,450,000	4,450,000
City of Manistee MI, Limited General Obligation
Insured: AGM
3.00%, due 10/1/24	200,000	201,872
Insured: AGM
3.00%, due 10/1/25	170,000	171,890
City of Marquette MI, Limited General Obligation
Insured: BAM
4.00%, due 5/1/22	330,000	330,000
Insured: BAM
4.00%, due 5/1/25	700,000	730,341
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

38	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
City of Port Huron MI, Water Supply System, Revenue Bonds
Insured: AGM
4.00%, due 10/1/23	$ 200,000	$ 204,338
Insured: AGM
4.00%, due 10/1/24	200,000	206,232
Insured: AGM
4.00%, due 10/1/25	210,000	219,070
City of Saginaw MI, Water Supply System, Revenue Bonds
Insured: AGM
4.00%, due 7/1/24	990,000	1,021,275
Insured: AGM
4.00%, due 7/1/27	905,000	957,298
City of Taylor MI, Michigan Transportation, Limited General Obligation
Insured: BAM
4.00%, due 3/1/26	455,000	476,294
Insured: BAM
4.00%, due 3/1/28	900,000	951,533
County of Genesee MI, Revenue Bonds
Series A, Insured: BAM
3.00%, due 6/1/22	155,000	155,224
Series A, Insured: BAM
3.00%, due 6/1/23	150,000	151,378
Series A, Insured: BAM
3.00%, due 6/1/24	160,000	161,278
County of Genesee MI, Water Supply System, Limited General Obligation
Series B, Insured: BAM
5.00%, due 2/1/23	400,000	409,376
Detroit City School District, Unlimited General Obligation
Series A, Insured: Q-SBLF
5.00%, due 5/1/24	5,000,000	5,000,000
Fitzgerald Public School District, Unlimited General Obligation
Insured: BAM
4.00%, due 5/1/24	870,000	894,960
Flint Public Library, Unlimited General Obligation
Insured: AGM
3.00%, due 5/1/26	10,000	10,158
	Principal Amount	Value

Michigan (continued)
Jackson County Intermediate School District, School Building and Site Bonds, Limited General Obligation
Insured: AGM
5.00%, due 5/1/25	$ 250,000	$ 267,783
Insured: AGM
5.00%, due 5/1/26	260,000	283,519
Insured: AGM
5.00%, due 5/1/27	275,000	303,883
Lake Superior State University, Revenue Bonds
Insured: AGM
4.00%, due 11/15/25	760,000	788,871
Insured: AGM
4.00%, due 11/15/27	815,000	851,187
Michigan Finance Authority, Revenue Bonds, Senior Lien
Series A-1
2.326%, due 6/1/30	6,112,571	5,855,375
Michigan Finance Authority, Energy Conservation Local Project, Revenue Bonds
Series B
4.00%, due 6/15/22	100,000	100,323
Series B
4.00%, due 6/15/23	240,000	245,069
Series B
4.00%, due 6/15/24	270,000	277,588
Series B
4.00%, due 6/15/25	200,000	207,753
Series B
4.00%, due 6/15/26	385,000	403,788
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/23	660,000	668,047
Series A, Class 1
5.00%, due 6/1/25	1,000,000	1,052,088
Michigan Finance Authority, Kettering University Project, Revenue Bonds
5.00%, due 9/1/22	175,000	176,998
5.00%, due 9/1/24	200,000	209,057
5.00%, due 9/1/27	550,000	596,352
5.00%, due 9/1/28	500,000	547,133
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, County of Wayne Criminal Center Justice Project, Revenue Bonds, Senior Lien
5.00%, due 11/1/22	$ 500,000	$ 507,911
Michigan Finance Authority, Student Loan Program, Revenue Bonds
Series 25-A
5.00%, due 11/1/22 (b)	1,775,000	1,803,792
Michigan Strategic Fund, State of Michigan Department of Technology Management & Budget, Revenue Bonds
5.00%, due 3/1/27	1,000,000	1,064,232
Royal Oak Hospital Finance Authority, Beaumont Health, Revenue Bonds
5.00%, due 9/1/23	1,390,000	1,441,731
Saginaw City School District, Unlimited General Obligation
Insured: Q-SBLF
4.00%, due 5/1/22	310,000	310,000
Insured: Q-SBLF
4.00%, due 5/1/25	1,785,000	1,849,815
South Huron Valley Utility Authority, Revenue Bonds
Insured: BAM
3.00%, due 5/1/22	360,000	360,000
Insured: BAM
3.00%, due 5/1/23	480,000	484,153
Insured: BAM
4.00%, due 5/1/24	500,000	515,429
Insured: BAM
4.00%, due 5/1/25	515,000	535,961
Universal Academy, Michigan Public School Academy, Revenue Bonds
2.00%, due 12/1/26	425,000	388,921
Wayne County Airport Authority, Detroit Metropolitan Wayne County Airport, Revenue Bonds
Series C
5.00%, due 12/1/23	500,000	519,703
Wayne County Airport Authority, Revenue Bonds
Series F
5.00%, due 12/1/25 (b)	2,495,000	2,653,142
		43,736,410
	Principal Amount	Value

Minnesota 0.4%
Becker Independent School District No. 726, Unlimited General Obligation
Series A, Insured: SD CRED PROG
5.00%, due 2/1/24	$ 560,000	$ 585,301
Duluth Independent School District No. 709, Certificate of Participation
Series A, Insured: SD CRED PROG
0.87%, due 2/1/24	390,000	374,188
Kenyon Wanamingo Independent School District No. 2172, Unlimited General Obligation
Series A, Insured: SD CRED PROG
3.00%, due 2/1/23	830,000	836,506
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds
Series B
5.00%, due 1/1/23	200,000	203,904
Minnesota Office of Higher Education, Supplemental Student Loan Program, Revenue Bonds
5.00%, due 11/1/24 (b)	590,000	618,844
Minnesota Rural Water Finance Authority, Inc., Public Projects Construction Notes, Revenue Bonds
0.25%, due 8/1/22	1,250,000	1,243,324
State of Minnesota, Unlimited General Obligation
Series B
5.00%, due 8/1/28	2,000,000	2,274,931
		6,136,998
Mississippi 0.4%
City of Jackson MS, Unlimited General Obligation
5.00%, due 3/1/23	325,000	332,786
Series A, Insured: BAM
5.00%, due 5/1/26	145,000	155,262
Mississippi Development Bank, Hinds County School District Project, Revenue Bonds
4.00%, due 3/1/24	330,000	339,704
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

40	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Mississippi (continued)
Mississippi Development Bank, Municipal Energy Agency of Mississippi Power Supply Refunding Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 3/1/25	$ 1,285,000	$ 1,369,348
Insured: AGM
5.00%, due 3/1/27	300,000	324,620
Mississippi Development Bank, Madison County Highway Project, Revenue Bonds
Series C
5.00%, due 1/1/26	2,210,000	2,367,880
State of Mississippi, Gaming Tax, Revenue Bonds
Series A
5.00%, due 10/15/22	1,000,000	1,014,492
West Rankin Utility Authority, Revenue Bonds
Insured: AGM
5.00%, due 1/1/26	435,000	463,224
		6,367,316
Missouri 0.4%
City of Kansas City MO, Main Streetcar Extension Project, Revenue Bonds
Series C
5.00%, due 9/1/24	1,000,000	1,054,058
Series C
5.00%, due 9/1/27	1,000,000	1,102,267
Series C
5.00%, due 9/1/28	1,000,000	1,111,741
City of St Louis MO, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 2/15/30	400,000	433,427
Health & Educational Facilities Authority of the State of Missouri, Lake Regional Health System, Revenue Bonds
5.00%, due 2/15/25	160,000	170,178
5.00%, due 2/15/26	225,000	243,634
5.00%, due 2/15/27	250,000	274,871
5.00%, due 2/15/28	260,000	289,009
	Principal Amount	Value

Missouri (continued)
Hickman Mills C-1 School District, MO Direct Deposit Program, Unlimited General Obligation
Insured: State Aid Direct Deposit
4.00%, due 3/1/27	$ 265,000	$ 271,977
Kansas City Municipal Assistance Corp., Capital Appreciation, Revenue Bonds
Insured: AGC-ICC AMBAC
(zero coupon), due 4/15/23	880,000	863,704
Lincoln University, Auxiliary System, Revenue Bonds
Insured: AGM
5.00%, due 6/1/22	300,000	300,875
Insured: AGM
5.00%, due 6/1/23	320,000	329,548
		6,445,289
Montana 0.3%
Gallatin County School District No. 72 Ophir, Unlimited General Obligation
Series A
2.00%, due 7/1/22	290,000	290,331
Series A
2.00%, due 7/1/23	200,000	199,729
4.00%, due 7/1/22	450,000	451,955
4.00%, due 7/1/23	260,000	265,577
4.00%, due 7/1/25	715,000	746,367
4.00%, due 7/1/26	750,000	791,437
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
4.378%, due 7/1/22	915,000	918,366
State of Montana, Unlimited General Obligation
Series C
5.00%, due 8/1/22	225,000	227,053
Series C
5.00%, due 8/1/24	440,000	465,487
		4,356,302
Nebraska 1.3%
Ashland-Greenwood Public Schools, Unlimited General Obligation
Insured: AGM
4.00%, due 12/15/23	100,000	102,761
Insured: AGM
4.00%, due 12/15/24	100,000	103,925
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nebraska (continued)
Ashland-Greenwood Public Schools, Unlimited General Obligation (continued)
Insured: AGM
4.00%, due 12/15/25	$ 100,000	$ 104,747
Insured: AGM
4.00%, due 12/15/26	135,000	142,656
Central Plains Energy Project, Nebraska Gas Project No. 4, Revenue Bonds
5.00%, due 3/1/50 (a)	9,845,000	10,103,979
Central Plains Energy Project, Nebraska Gas Project No. 3, Revenue Bonds
5.25%, due 9/1/37	3,500,000	3,537,341
Cheyenne County School District No. 1, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 12/15/22	585,000	593,092
Series B, Insured: AGM
4.00%, due 12/15/23	650,000	667,527
City of Grand Island NE, Combined Utility System, Revenue Bonds
Series A, Insured: AGM
4.00%, due 8/15/22	500,000	503,677
Series A, Insured: AGM
4.00%, due 8/15/23	400,000	408,967
Series A, Insured: AGM
4.00%, due 8/15/24	225,000	232,503
Lincoln Airport Authority, Revenue Bonds
5.00%, due 7/1/23	55,000	56,717
5.00%, due 7/1/24	745,000	784,272
5.00%, due 7/1/25	575,000	617,036
5.00%, due 7/1/26	790,000	861,030
5.00%, due 7/1/27	1,300,000	1,436,544
Omaha Airport Authority, Revenue Bonds
Series A
5.00%, due 12/15/22 (b)	620,000	630,896
University of Nebraska Facilities Corp., UNMC Utiity Improvement Project, Revenue Bonds
2.00%, due 2/15/23	200,000	200,361
		21,088,031
	Principal Amount	Value

Nevada 0.7%
Clark County School District, Limited General Obligation
Series A, Insured: AGM
3.00%, due 6/15/22	$ 750,000	$ 751,494
Series A, Insured: AGM
3.00%, due 6/15/23	650,000	656,091
Series A, Insured: AGM
3.00%, due 6/15/24	650,000	656,982
Series C
5.00%, due 6/15/22	1,520,000	1,526,552
Series C
5.00%, due 6/15/23	1,650,000	1,700,739
Series C
5.00%, due 6/15/23	500,000	515,376
Series D
5.00%, due 6/15/27	275,000	279,986
Las Vegas Convention & Visitors Authority, Revenue Bonds
Series B
5.00%, due 7/1/23	150,000	154,508
5.00%, due 7/1/26	2,000,000	2,168,335
Series B
5.00%, due 7/1/29	290,000	322,762
Las Vegas Valley Water District, Limited General Obligation
Series A
5.00%, due 6/1/23	110,000	113,390
State of Nevada, Limited General Obligation
Series B
5.00%, due 5/1/22	2,000,000	2,000,000
Washoe County School District, School Improvement Bonds, Limited General Obligation
Series A
5.00%, due 10/1/22	300,000	304,331
Series A
5.00%, due 10/1/23	535,000	556,179
		11,706,725
New Hampshire 0.0% ‡
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds
5.00%, due 1/1/23 (b)	600,000	611,952
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

42	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey 5.6%
Atlantic City Board of Education, Unlimited General Obligation
Insured: AGM SCH BD RES FD
4.00%, due 4/1/24	$ 325,000	$ 334,397
Borough of Wenonah NJ, Unlimited General Obligation
Insured: BAM
4.00%, due 10/15/23	365,000	374,859
Insured: BAM
4.00%, due 10/15/24	370,000	382,665
Buena Regional School District, County of Atlantic, New Jersey School Energy Savings, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/24	220,000	232,248
Camden County Improvement Authority (The), Rowan University Project, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/24	2,000,000	2,098,094
Casino Reinvestment Development Authority, Inc., Revenue Bonds
Insured: AGM
5.00%, due 11/1/27	500,000	522,923
City of Bridgeton NJ, General Improvement and Water\Sewer Utility Bonds, Unlimited General Obligation
Insured: BAM
3.00%, due 3/1/26	625,000	629,857
Insured: BAM
3.00%, due 3/1/27	390,000	391,971
Insured: BAM
3.00%, due 3/1/28	855,000	855,722
City of East Orange NJ, Unlimited General Obligation
Series B, Insured: AGM State Aid Withholding
5.00%, due 7/15/24	375,000	394,841
City of Millville NJ, Unlimited General Obligation
Insured: AGM
3.00%, due 11/1/23	250,000	250,180
	Principal Amount	Value

New Jersey (continued)
City of Newark NJ, Unlimited General Obligation
Series B, Insured: SCH BD RES FD
5.00%, due 10/1/22	$ 500,000	$ 506,283
Series A, Insured: AGM State Aid Withholding
5.00%, due 10/1/23	1,000,000	1,034,630
Series A, Insured: AGM State Aid Withholding
5.00%, due 10/1/24	1,000,000	1,051,487
Series B, Insured: AGM SCH BD RES FD
5.00%, due 10/1/24	1,150,000	1,209,210
Series C, Insured: AGM State Aid Withholding
5.00%, due 10/1/24	145,000	152,466
Series A, Insured: AGM State Aid Withholding
5.00%, due 10/1/25	1,400,000	1,497,317
Series B, Insured: AGM SCH BD RES FD
5.00%, due 10/1/25	500,000	534,756
Series A, Insured: AGM State Aid Withholding
5.00%, due 10/1/26	700,000	760,627
City of Orange Township NJ, Unlimited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 12/1/25	1,025,000	1,072,869
City of Perth Amboy NJ, Unlimited General Obligation
Insured: AGM
5.00%, due 7/1/22	615,000	618,696
Insured: AGM
5.00%, due 7/1/23	735,000	759,235
Insured: AGM
5.00%, due 7/1/24	760,000	800,392
Insured: AGM
5.00%, due 7/1/26	735,000	801,387
City of Trenton NJ, Unlimited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 7/15/24	875,000	902,119
City of Union City NJ, Unlimited General Obligation
Insured: AGM State Aid Withholding
0.05%, due 8/1/24	1,430,000	1,314,228
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
City of Union City NJ, Unlimited General Obligation (continued)
Insured: AGM State Aid Withholding
2.25%, due 8/1/25	$ 910,000	$ 883,725
Essex County Improvement Authority, North Star Academy Charter School Project, Revenue Bonds (c)
1.96%, due 8/1/22	350,000	348,467
2.37%, due 8/1/23	500,000	489,397
2.72%, due 8/1/24	500,000	478,763
3.00%, due 8/1/25	700,000	658,288
4.00%, due 7/15/22	225,000	225,699
4.00%, due 7/15/24	200,000	201,706
4.00%, due 7/15/26	385,000	387,614
Garden State Preservation Trust, Revenue Bonds
Series B, Insured: AGM
(zero coupon), due 11/1/22	140,000	138,540
Series A
5.00%, due 11/1/22	1,200,000	1,217,852
Garden State Preservation Trust, Capital Appreciation, Revenue Bonds
Series B, Insured: AGM
(zero coupon), due 11/1/23	175,000	167,873
Gloucester County Improvement Authority (The), Revenue Bonds
Series B, Insured: BAM
5.00%, due 7/1/24	1,300,000	1,363,761
Greater Egg Harbor Regional High School District, Unlimited General Obligation
Insured: AGM SCH BD RES FD
5.00%, due 2/1/23	700,000	715,724
Manchester Township Board of Education, Unlimited General Obligation
Insured: BAM SCH BD RES FD
4.00%, due 3/1/23	355,000	360,490
Morris-Union Jointure Commission, Certificate of Participation
Insured: AGM
5.00%, due 8/1/26	420,000	432,960
New Brunswick Parking Authority, Revenue Bonds
Series B, Insured: MUN GOVT GTD
5.00%, due 9/1/22	700,000	707,714
	Principal Amount	Value

New Jersey (continued)
New Brunswick Parking Authority, Revenue Bonds (continued)
Series B, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/24	$ 900,000	$ 951,583
Series B, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/25	900,000	971,001
New Jersey Economic Development Authority, New Jersey-American Water Co., Inc., Revenue Bonds
Series E
0.85%, due 12/1/25 (b)	1,550,000	1,410,282
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series QQQ
5.00%, due 6/15/22	200,000	200,826
Series QQQ
5.00%, due 6/15/23	220,000	226,765
Series QQQ
5.00%, due 6/15/24	300,000	313,410
New Jersey Economic Development Authority, Facilities Construction, Revenue Bonds
Series FFF
5.00%, due 6/15/23	750,000	773,063
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/23	2,500,000	2,580,386
Series A, Insured: BAM
5.00%, due 7/1/27	2,275,000	2,499,101
New Jersey Economic Development Authority, Cigarette Tax, Revenue Bonds
5.00%, due 6/15/24	410,000	411,819
New Jersey Economic Development Authority, New Jersey Transit Corp., Revenue Bonds
Series B
5.00%, due 11/1/25	4,035,000	4,307,825
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

44	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, State of New Jersey Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/28	$ 275,000	$ 300,096
New Jersey Economic Development Authority, School Facility Surcharge, Revenue Bonds
Series N-1, Insured: NATL-RE
5.50%, due 9/1/23	1,500,000	1,559,158
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/25	3,000,000	3,201,428
New Jersey Higher Education Student Assistance Authority, Revenue Bonds
Series A
5.00%, due 12/1/24	1,750,000	1,855,890
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 12/1/25 (b)	250,000	268,036
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Revenue Bonds
Insured: BHAC-CR AMBAC
(zero coupon), due 12/15/24	750,000	698,241
Series C, Insured: AGC-ICC AMBAC
(zero coupon), due 12/15/24	375,000	346,608
Series C, Insured: AGC-ICC AMBAC
(zero coupon), due 12/15/25	410,000	365,981
Insured: BHAC-CR
(zero coupon), due 12/15/27	625,000	525,635
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series A
(zero coupon), due 12/15/24	560,000	512,957
Series A, Insured: NATL-RE
5.75%, due 6/15/24	1,435,000	1,521,208
	Principal Amount	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation System, Revenue Bonds
Series A
(zero coupon), due 12/15/25	$ 390,000	$ 343,821
New Jersey Transportation Trust Fund Authority, Transportation Program Notes, Revenue Bonds
Series AA
5.00%, due 6/15/22	1,500,000	1,506,198
New Jersey Transportation Trust Fund Authority, Highway Reimbursement Notes, Revenue Bonds
5.00%, due 6/15/23	355,000	365,717
Series A1
5.00%, due 6/15/25	360,000	384,869
5.00%, due 6/15/31	500,000	531,473
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series AA
5.00%, due 6/15/38	1,845,000	1,852,966
Newark Board of Education, School Energy Saving, Unlimited General Obligation
Insured: BAM SCH BD RES FD
5.00%, due 7/15/25	600,000	643,583
Insured: BAM SCH BD RES FD
5.00%, due 7/15/26	775,000	844,901
Insured: BAM SCH BD RES FD
5.00%, due 7/15/28	750,000	837,951
Insured: BAM SCH BD RES FD
5.00%, due 7/15/29	1,350,000	1,526,325
Passaic Valley Sewerage Commission, Revenue Bonds
Series J, Insured: AGM
3.00%, due 12/1/24	1,800,000	1,816,085
Series H, Insured: AGM
5.00%, due 12/1/23	2,190,000	2,280,455
Series H, Insured: AGM
5.00%, due 12/1/24	1,510,000	1,602,144
Plainfield Board of Education, Unlimited General Obligation
Insured: BAM SCH BD RES FD
5.00%, due 8/1/24	1,000,000	1,050,967
Insured: BAM SCH BD RES FD
5.00%, due 8/1/25	1,000,000	1,070,646
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Plumsted Township School District, Unlimited General Obligation
Insured: AGM SCH BD RES FD
4.00%, due 7/15/22	$ 430,000	$ 432,251
Insured: AGM SCH BD RES FD
4.00%, due 7/15/23	440,000	449,473
Salem County Improvement Authority, Finlaw State Office Building Project, Revenue Bonds
Insured: AGM MUN GOVT GTD
4.00%, due 8/15/23	300,000	305,615
Insured: AGM MUN GOVT GTD
4.00%, due 8/15/27	505,000	525,238
Insured: AGM MUN GOVT GTD
4.00%, due 8/15/28	400,000	416,397
Insured: AGM MUN GOVT GTD
4.00%, due 8/15/29	300,000	312,979
South Jersey Transportation Authority, Revenue Bonds
Series A
5.00%, due 11/1/26	500,000	524,742
Series A
5.00%, due 11/1/27	500,000	523,781
Series A
5.00%, due 11/1/28	750,000	784,078
Series A
5.00%, due 11/1/29	1,200,000	1,252,931
State of New Jersey, Various Purpose, Unlimited General Obligation
5.00%, due 6/1/24	250,000	261,630
5.00%, due 6/1/26	275,000	292,335
State of New Jersey, Unlimited General Obligation
5.00%, due 6/1/27	2,910,000	3,184,660
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/23	1,000,000	1,022,780
Series A
5.00%, due 6/1/24	8,250,000	8,560,730
Township of Belleville NJ, General Improvement, Water Utility, Unlimited General Obligation
Insured: BAM
3.00%, due 2/1/24	970,000	979,871
	Principal Amount	Value

New Jersey (continued)
Township of Haddon NJ, Unlimited General Obligation
Insured: AGM
3.00%, due 3/1/23	$ 10,000	$ 10,104
Township of Irvington NJ, Unlimited General Obligation
Insured: BAM
3.00%, due 6/1/25	200,000	201,803
Township of Lower NJ, Unlimited General Obligation
Insured: AGM-CR
4.00%, due 7/15/23	345,000	352,262
Union Township Board of Education, Green Bond, Unlimited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 8/15/24	50,000	51,724
Insured: BAM State Aid Withholding
4.00%, due 8/15/25	290,000	303,612
Insured: BAM State Aid Withholding
4.00%, due 8/15/26	230,000	242,995
Washington Borough Board of Education, Unlimited General Obligation
Insured: AGM
4.00%, due 7/15/24	120,000	124,136
		91,837,559
New Mexico 0.4%
Albuquerque Municipal School District No. 12, Unlimited General Obligation
Insured: State Aid Withholding
5.00%, due 8/1/23	1,165,000	1,205,023
County of Colfax NM, Tax Receipts, Revenue Bonds
Insured: BAM
3.00%, due 8/1/22	265,000	265,628
Insured: BAM
3.00%, due 8/1/23	270,000	271,394
Insured: BAM
3.00%, due 8/1/24	280,000	281,359
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds
Series A
5.00%, due 11/1/39 (a)	4,100,000	4,328,331
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

46	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Mexico (continued)
Village of Los Ranchos de Albuquerque NM, Albuquerque Academy Project, Revenue Bonds
4.00%, due 9/1/23	$ 135,000	$ 137,341
4.00%, due 9/1/24	100,000	102,477
4.00%, due 9/1/25	150,000	154,938
5.00%, due 9/1/26	170,000	183,702
		6,930,193
New York 7.4%
Albany County Airport Authority, Revenue Bonds
Series B
5.00%, due 12/15/22 (b)	250,000	254,393
Series B
5.00%, due 12/15/23 (b)	200,000	207,384
Series A
5.00%, due 12/15/24	60,000	63,840
Series A
5.00%, due 12/15/24	480,000	506,556
Amherst Development Corp., UBF Faculty-Student Housing Corp., Revenue Bonds
Insured: BAM
5.00%, due 10/1/22	155,000	157,173
Insured: BAM
5.00%, due 10/1/23	225,000	233,460
Insured: BAM
5.00%, due 10/1/24	230,000	243,111
Insured: BAM
5.00%, due 10/1/26	340,000	372,251
Brookfield Central School District, Unlimited General Obligation
Insured: AGM State Aid Withholding
3.00%, due 6/15/22	310,000	310,632
Broome County Local Development Corp., United Health Services Hospitals, Revenue Bonds
Insured: AGM
5.00%, due 4/1/24	700,000	733,229
Insured: AGM
5.00%, due 4/1/25	800,000	853,409
Camden Central School District, Unlimited General Obligation
Insured: State Aid Withholding
4.00%, due 3/15/23	635,000	645,710
	Principal Amount	Value

New York (continued)
Camden Central School District, Unlimited General Obligation (continued)
Insured: BAM State Aid Withholding
4.00%, due 3/15/25	$ 765,000	$ 793,957
City of Elmira City NY, Public Improvement, Limited General Obligation
Insured: AGM
4.00%, due 5/1/25	865,000	900,967
Insured: AGM
4.00%, due 5/1/26	895,000	942,908
Insured: AGM
4.00%, due 5/1/28	355,000	379,429
Insured: AGM
4.00%, due 5/1/29	140,000	150,519
City of New York NY, Unlimited General Obligation
Series B-1
4.00%, due 10/1/24	300,000	310,415
Series H-3
5.00%, due 8/1/22	300,000	302,729
City of Olean NY, Limited General Obligation
Insured: AGM
4.00%, due 8/1/25	415,000	432,171
City of Yonkers NY, Limited General Obligation
Series E, Insured: AGM
5.00%, due 9/1/23	3,035,000	3,145,113
Series C, Insured: BAM
5.00%, due 10/1/23	1,485,000	1,541,679
County of Rockland NY, Public Improvement, Limited General Obligation
Series C, Insured: AGM
4.00%, due 5/1/23	2,000,000	2,039,864
County of Suffolk NY, Limited General Obligation
Series A, Insured: AGM
4.00%, due 2/1/24	70,000	71,986
Series B, Insured: AGM
5.00%, due 10/1/22	2,045,000	2,074,183
Series C, Insured: BAM
5.00%, due 2/1/23	495,000	506,380
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
County of Suffolk NY, Public Improvement, Limited General Obligation
Series A, Insured: AGM
5.00%, due 6/1/26	$ 685,000	$ 738,686
Dutchess County Local Development Corp., Health Quest Systems, Revenue Bonds
Series A
5.00%, due 7/1/22	500,000	502,915
Erie County Industrial Development Agency (The), City School District Buffalo Project, Revenue Bonds
Series A, Insured: State Aid Withholding
5.00%, due 5/1/27	1,095,000	1,185,677
Genesee Valley Central School District, Unlimited General Obligation
Insured: AGM State Aid Withholding
5.00%, due 6/15/29	1,540,000	1,744,832
Insured: AGM State Aid Withholding
5.00%, due 6/15/30	1,565,000	1,791,155
Long Island Power Authority, Electric System, Revenue Bonds
Series A, Insured: AGM
(zero coupon), due 6/1/23	160,000	156,085
Metropolitan Transportation Authority, Revenue Bonds
Series A
4.00%, due 11/15/26	225,000	237,869
Series B-1
5.00%, due 5/15/22	10,065,000	10,076,442
Series D-1
5.00%, due 9/1/22	835,000	843,645
Series A-1
5.00%, due 2/1/23	950,000	966,941
Series A
5.00%, due 11/15/25	1,850,000	1,999,599
Series A
5.00%, due 11/15/26	1,225,000	1,242,739
Series D
5.00%, due 11/15/26	2,500,000	2,540,490
Series B, Insured: AMBAC
5.25%, due 11/15/24	7,695,000	8,212,977
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series B
5.00%, due 11/15/23	$ 1,245,000	$ 1,291,655
Metropolitan Transportation Authority, Dedicated Tax Fund, Green Bond, Revenue Bonds
Series B-2
5.00%, due 11/15/24	700,000	742,475
Monroe County Industrial Development Corp., Rochester Regional Health Project, Revenue Bonds
5.00%, due 12/1/23	700,000	727,916
5.00%, due 12/1/25	1,250,000	1,336,226
Mount Vernon City School District, Unlimited General Obligation
Insured: State Aid Withholding
5.00%, due 8/15/26	1,040,000	1,131,844
Nassau County Local Economic Assistance Corp., Winthrop-University Association Project, Revenue Bonds
5.00%, due 7/1/22	1,000,000	1,005,879
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Insured: AGM
5.00%, due 1/1/26	1,000,000	1,066,422
Insured: AGM
5.00%, due 1/1/27	1,500,000	1,620,212
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Insured: NATL-RE
8.731%, due 3/1/24 (e)	500,000	507,679
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds
5.00%, due 11/15/27	400,000	428,546
New York State Dormitory Authority, Interagency Coumcil Pooled Loan Program, Revenue Bonds
4.00%, due 7/1/22	400,000	401,626
4.00%, due 7/1/23	430,000	438,377
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

48	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, St Joseph's College, Revenue Bonds
Series A
5.00%, due 7/1/22	$ 420,000	$ 422,021
Series A
5.00%, due 7/1/23	880,000	901,852
New York State Dormitory Authority, School District Revenue Financing Program, Revenue Bonds
Insured: AGM State Aid Withholding
5.00%, due 10/1/22	140,000	140,374
Series C, Insured: State Aid Withholding
5.00%, due 10/1/26	1,000,000	1,013,480
New York State Dormitory Authority, Revenue Bonds
Series A, Insured: State Aid Withholding
5.00%, due 10/1/23	4,150,000	4,304,278
New York State Dormitory Authority, Frodham University, Revenue Bonds
5.00%, due 7/1/24	665,000	697,903
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
5.00%, due 8/1/25	1,535,000	1,593,044
New York State Dormitory Authority, General Purpose, Revenue Bonds
Series A
5.00%, due 12/15/26	550,000	559,802
New York State Energy Research & Development Authority, Green Bond, Revenue Bonds
Series A
3.745%, due 4/1/24	1,100,000	1,106,581
Series A
3.845%, due 4/1/25	1,100,000	1,101,852
New York State Environmental Facilities Corp., Green Bond, Revenue Bonds
5.00%, due 3/15/26	110,000	117,812
	Principal Amount	Value

New York (continued)
New York Transportation Development Corp., Delta Air Lines, Inc. Laguardia Airport Terminals C&D Redevelopment Project, Revenue Bonds
5.00%, due 1/1/23 (b)	$ 4,335,000	$ 4,375,224
New York Transportation Development Corp., Terminal One Group Association LP, Revenue Bonds
5.00%, due 1/1/23 (b)	1,000,000	1,016,000
New York Transportation Development Corp., John F. kennedy International Airport Project, Revenue Bonds
5.00%, due 12/1/23	2,000,000	2,064,658
5.00%, due 12/1/24 (b)	3,375,000	3,505,534
5.00%, due 12/1/25 (b)	3,690,000	3,865,225
5.00%, due 12/1/25	1,600,000	1,692,515
New York Transportation Development Corp., Terminal 4 JFK International Airport Project, Revenue Bonds (b)
5.00%, due 12/1/26	5,000,000	5,266,345
5.00%, due 12/1/29	5,000,000	5,319,849
Niagara Falls City School District, Certificate of Participation
Insured: AGM
4.00%, due 6/15/26	200,000	205,413
Insured: AGM
5.00%, due 6/15/24	1,100,000	1,151,791
Insured: AGM
5.00%, due 6/15/25	950,000	996,130
Niagara Falls City School District, Unlimited General Obligation
Insured: BAM State Aid Withholding
5.00%, due 6/15/25	1,375,000	1,477,239
Niagara Frontier Transportation Authority, Revenue Bonds
5.00%, due 4/1/23 (b)	825,000	843,984
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds
Series A
5.00%, due 4/1/23 (b)	2,195,000	2,245,509
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Onondaga Civic Development Corp., Upstate Properties Development, Inc. Project, Revenue Bonds
Insured: BAM
1.078%, due 12/1/23	$ 690,000	$ 669,763
Insured: BAM
1.167%, due 12/1/24	700,000	663,043
Port Authority of New York & New Jersey, Revenue Bonds
Series 173
4.00%, due 12/1/26	220,000	220,355
Series 188
5.00%, due 5/1/24 (b)	665,000	693,633
Series 178
5.00%, due 12/1/25 (b)	265,000	275,359
Series 179
5.00%, due 12/1/25	190,000	197,908
5.00%, due 12/15/25	150,000	158,077
Suffolk County Economic Development Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
Series C
5.00%, due 7/1/26	1,280,000	1,343,607
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series B-1
0.45%, due 6/1/31	1,500,000	1,480,067
Syracuse Regional Airport Authority, Revenue Bonds (b)
5.00%, due 7/1/23	565,000	580,667
5.00%, due 7/1/24	700,000	728,636
5.00%, due 7/1/25	785,000	827,227
Town of Oyster Bay NY, Limited General Obligation
Insured: AGM
3.25%, due 8/1/22	50,000	50,210
4.00%, due 11/1/22	945,000	955,930
Insured: BAM
4.00%, due 11/1/23	365,000	373,675
Insured: BAM
4.00%, due 2/15/24	115,000	118,062
4.00%, due 3/1/24	650,000	667,114
Insured: BAM
4.00%, due 11/1/24	930,000	959,372
	Principal Amount	Value

New York (continued)
Town of Oyster Bay NY, Limited General Obligation (continued)
Insured: BAM
4.00%, due 11/1/25	$ 1,300,000	$ 1,352,031
Town of Poughkeepsie NY, Library Purpose, Limited General Obligation
Insured: BAM
3.125%, due 12/15/24	100,000	100,463
Whitesboro Central School District, Unlimited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 6/15/25	2,325,000	2,432,159
		121,944,130
North Carolina 0.8%
County of Cabarrus NC, Installment Financing Program, Revenue Bonds
5.00%, due 6/1/22	150,000	150,454
County of Guilford NC, Unlimited General Obligation
4.00%, due 3/1/26	200,000	211,451
North Carolina Capital Facilities Finance Agency, Campbell University, Revenue Bonds
Series B
1.05%, due 10/1/23	1,000,000	965,176
North Carolina Capital Facilities Finance Agency, High Point University, Revenue Bonds
4.00%, due 5/1/23	50,000	50,853
4.00%, due 5/1/24	190,000	194,742
5.00%, due 5/1/25	240,000	255,002
5.00%, due 5/1/26	275,000	296,408
5.00%, due 5/1/27	395,000	430,895
5.00%, due 5/1/28	400,000	439,745
North Carolina Turnpike Authority, Revenue Bonds
Series A
5.00%, due 7/1/23	250,000	256,932
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
5.00%, due 2/1/24	9,100,000	9,447,690
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

50	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
North Carolina (continued)
Winston-Salem State University, Student Housing Project, Revenue Bonds
Insured: BAM
5.00%, due 6/1/24	$ 500,000	$ 525,436
		13,224,784
North Dakota 0.1%
City of Grand Forks ND, Altru Health System Obligated Group, Revenue Bonds
5.00%, due 12/1/23	160,000	166,609
5.00%, due 12/1/24	150,000	157,543
5.00%, due 12/1/25	215,000	229,153
5.00%, due 12/1/26	275,000	296,854
University of North Dakota, Certificate of Participation
Series A, Insured: AGM
5.00%, due 6/1/24	800,000	839,866
		1,690,025
Ohio 1.2%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Revenue Bonds
5.00%, due 11/15/25	250,000	266,109
5.00%, due 11/15/26	400,000	430,844
Bethel Local School District, School Facilities, Certificate of Participation
Insured: BAM
4.00%, due 12/1/22	120,000	121,503
Insured: BAM
4.00%, due 12/1/23	175,000	179,341
Insured: BAM
4.00%, due 12/1/24	250,000	258,930
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-1
2.00%, due 6/1/27	5,370,000	4,933,440
City of Cleveland OH, Airport System, Revenue Bonds
Series B
5.00%, due 1/1/23 (b)	400,000	406,745
	Principal Amount	Value

Ohio (continued)
City of Cleveland OH, Airport System, Revenue Bonds (continued)
Series C
5.00%, due 1/1/24	$ 430,000	$ 446,916
City of Dayton OH, Airport, Revenue Bonds (b)
Series A, Insured: AGM
5.00%, due 12/1/23	1,155,000	1,157,297
Insured: AGM
5.00%, due 12/1/25	585,000	586,493
City of Lorain OH, Limited General Obligation
Insured: BAM
3.00%, due 12/1/22	300,000	302,196
Insured: BAM
3.00%, due 12/1/24	800,000	807,747
Series A, Insured: BAM
4.00%, due 12/1/23	300,000	307,677
City of Middleburg Heights OH, Southwest General Health Center Project, Revenue Bonds
1.949%, due 8/1/22	200,000	200,233
4.00%, due 8/1/22	160,000	161,008
4.00%, due 8/1/23	125,000	127,691
4.00%, due 8/1/24	180,000	185,040
4.00%, due 8/1/25	150,000	155,685
City of Sharonville OH, Revenue Bonds
Insured: BAM
4.00%, due 12/1/22	300,000	304,087
Insured: BAM
4.00%, due 12/1/23	580,000	595,296
Insured: BAM
4.00%, due 12/1/24	745,000	772,555
Insured: BAM
4.00%, due 12/1/25	715,000	748,641
Cleveland-Cuyahoga County Port Authority, Cleveland Museum of Natural History Project, Revenue Bonds
5.00%, due 7/1/25	125,000	133,549
5.00%, due 7/1/26	125,000	135,572
5.00%, due 7/1/27	125,000	137,184
5.00%, due 7/1/28	125,000	138,401
Cloverleaf Local School District, Certificate of Participation
Insured: BAM
3.00%, due 12/1/22	355,000	357,640
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Cloverleaf Local School District, Certificate of Participation (continued)
Insured: BAM
3.00%, due 12/1/23	$ 365,000	$ 369,003
Insured: BAM
4.00%, due 12/1/26	275,000	290,988
Conotton Valley Union Local School District, School Facilities Project, Certificate of Participation
Insured: AGM
5.00%, due 12/1/26	300,000	324,191
Hillsdale Local School District, School Facilities Project, Certificate of Participation
Insured: BAM
4.00%, due 12/1/22	1,200,000	1,215,513
Insured: BAM
4.00%, due 12/1/23	675,000	692,272
Lancaster Port Authority, Revenue Bonds
Series A
5.00%, due 8/1/22	235,000	236,712
Ohio Higher Educational Facility Commission, Revenue Bonds
5.00%, due 10/1/22	385,000	390,318
State of Ohio, University Hospitals Health System, Inc., Revenue Bonds
Series E
5.00%, due 1/15/24	400,000	417,372
State of Ohio, Premier Health Partners Obligated Group, Revenue Bonds
5.00%, due 11/15/24	135,000	142,161
5.00%, due 11/15/25	140,000	149,651
5.00%, due 11/15/26	140,000	151,780
Triway Local School District, Certificate of Participation
Insured: BAM
4.00%, due 12/1/26	630,000	664,676
		19,402,457
Oklahoma 0.1%
Tulsa Airports Improvement Trust, Revenue Bonds (b)
Series A, Insured: BAM
5.00%, due 6/1/23	1,285,000	1,319,175
	Principal Amount	Value

Oklahoma (continued)
Tulsa Airports Improvement Trust, Revenue Bonds (b) (continued)
Series A, Insured: BAM
5.625%, due 6/1/38	$ 225,000	$ 232,983
		1,552,158
Oregon 0.5%
Clackamas County School District No. 12 North Clackamas, Unlimited General Obligation
Series B, Insured: School Bond Guaranty
5.00%, due 6/15/24	100,000	105,491
Columbia County School District No. 502, Unlimited General Obligation
Insured: School Bond Guaranty
(zero coupon), due 6/15/26	565,000	615,774
County of Yamhill OR, George Fox University Project, Revenue Bonds
4.00%, due 12/1/22	175,000	177,161
4.00%, due 12/1/23	150,000	153,533
4.00%, due 12/1/25	780,000	808,584
Salem-Keizer School District No. 24J, Limited General Obligation
(zero coupon), due 6/15/23	950,000	926,201
(zero coupon), due 6/15/24	1,785,000	1,688,426
(zero coupon), due 6/15/25	1,830,000	1,678,390
Warm Springs Reservation Confederated Tribe, Pelton-Round Butte Project, Revenue Bonds (c)
2.015%, due 11/1/25	750,000	705,687
2.165%, due 11/1/26	1,000,000	931,255
2.37%, due 11/1/27	1,000,000	924,078
		8,714,580
Pennsylvania 3.6%
Albert Gallatin Area School District, Limited General Obligation
Series A, Insured: AGM State Aid Withholding
4.00%, due 9/1/22	900,000	907,051
Series A, Insured: AGM State Aid Withholding
4.00%, due 9/1/24	730,000	750,245
Series A, Insured: AGM State Aid Withholding
4.00%, due 9/1/25	1,130,000	1,170,838
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

52	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Allegheny Valley Joint Sewage Authority, Green Bond, Revenue Bonds
Insured: BAM
4.00%, due 8/1/23	$ 100,000	$ 102,215
Bellwood-Antis School District, Limited General Obligation
Series A, Insured: BAM State Aid Withholding
3.00%, due 6/1/24	465,000	469,936
Series AA, Insured: BAM State Aid Withholding
3.00%, due 6/1/24	290,000	293,078
Bethlehem Area School District, Limited General Obligation
Series A, Insured: AGM State Aid Withholding
5.00%, due 2/1/25	150,000	160,331
Borough of Carnegie, Unlimited General Obligation
Insured: BAM
3.00%, due 8/15/24	115,000	116,171
Insured: BAM
3.00%, due 8/15/25	100,000	101,245
Borough of Quakertown PA, Unlimited General Obligation
Insured: AGM
4.00%, due 2/1/23	275,000	279,197
Insured: AGM
4.00%, due 2/1/24	55,000	56,513
Brownsville Area School District, Limited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 11/15/22	375,000	379,597
Butler Area Sewer Authority, Revenue Bonds
Insured: BAM
5.00%, due 7/1/25	360,000	386,432
Chichester School District, Capital Appreciation, Unlimited General Obligation
Insured: NATL-RE State Aid Withholding
(zero coupon), due 3/1/25	125,000	115,687
	Principal Amount	Value

Pennsylvania (continued)
City of Allentown PA, Unlimited General Obligation
Insured: BAM
4.00%, due 10/1/22	$ 175,000	$ 176,703
Insured: BAM
4.00%, due 10/1/23	410,000	419,008
Insured: BAM
4.00%, due 10/1/24	675,000	696,672
Insured: BAM
4.00%, due 10/1/25	245,000	255,500
City of Bethlehem PA, Unlimited General Obligation
Insured: BAM
5.00%, due 4/1/24	225,000	236,112
City of Lancaster PA, Limited General Obligation
Series A, Insured: AGM
4.00%, due 11/1/24	940,000	974,295
City of Philadelphia PA, Airport, Revenue Bonds (b)
Series B
5.00%, due 7/1/22	1,920,000	1,929,868
Series B
5.00%, due 7/1/23	2,000,000	2,053,370
City of Pittston PA, Unlimited General Obligation
Series A, Insured: BAM
1.00%, due 11/15/22	125,000	124,352
Series A, Insured: BAM
4.00%, due 11/15/23	175,000	178,381
Series A, Insured: BAM
4.00%, due 11/15/24	265,000	271,380
Series A, Insured: BAM
4.00%, due 11/15/25	275,000	283,298
City of Reading PA, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 11/1/24	1,665,000	1,752,555
City of Williamsport PA, Unlimited General Obligation
Insured: AGM
5.00%, due 7/1/25	500,000	534,511
Insured: AGM
5.00%, due 7/1/26	475,000	516,927
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
5.00%, due 6/1/25	1,500,000	1,591,060
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
County of Lackawanna PA, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 9/15/29	$ 100,000	$ 100,247
County of Lawrence PA, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 5/15/24	95,000	99,623
County of Mercer PA, Unlimited General Obligation
Insured: BAM
2.00%, due 10/1/22	325,000	325,593
Deer Creek Drainage Basin Authority, Revenue Bonds
Insured: AGM
5.00%, due 12/1/25	365,000	393,784
Insured: AGM
5.00%, due 12/1/26	265,000	289,965
Forest Hills School District, Limited General Obligation
Insured: BAM State Aid Withholding
5.00%, due 8/15/25	285,000	307,305
Greencastle-Antrim School District, Limited General Obligation
Insured: BAM State Aid Withholding
5.00%, due 4/15/26	475,000	517,541
Indiana County Industrial Development Authority, Foundation for Indiana University of Pennsylvania (The), Revenue Bonds
Insured: BAM
5.00%, due 5/1/23	110,000	112,257
Insured: BAM
5.00%, due 5/1/24	110,000	114,032
Lancaster Higher Education Authority, Harrisburg Area Community College Project, Revenue Bonds
Insured: BAM
5.00%, due 10/1/24	465,000	490,389
Laurel Highlands School District, Limited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 2/1/23	300,000	304,109
Insured: BAM State Aid Withholding
4.00%, due 2/1/24	315,000	321,978
Insured: BAM State Aid Withholding
4.00%, due 2/1/25	345,000	355,660
	Principal Amount	Value

Pennsylvania (continued)
Lycoming County Authority, Pennsylvania College of Technology Project, Revenue Bonds
Insured: BAM
5.00%, due 7/1/23	$ 675,000	$ 697,256
Mckeesport Area School District, Capital Appreciation, Unlimited General Obligation
Series C, Insured: AMBAC State Aid Withholding
(zero coupon), due 10/1/28	145,000	114,781
Milton Area School District, Limited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 9/1/23	825,000	842,891
Insured: AGM State Aid Withholding
5.00%, due 9/1/24	865,000	914,174
Insured: AGM State Aid Withholding
5.00%, due 9/1/25	900,000	970,104
Insured: AGM State Aid Withholding
5.00%, due 9/1/26	565,000	620,407
Mount Union Area School District, Limited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 8/1/23	1,175,000	1,199,714
Insured: BAM State Aid Withholding
4.00%, due 8/1/24	915,000	944,054
Municipality of Norristown PA, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 11/1/22	460,000	465,343
Series B, Insured: AGM
4.00%, due 11/1/23	480,000	492,264
North Huntingdon Township Municipal Authority, Revenue Bonds
Insured: AGM
5.00%, due 4/1/28	200,000	223,692
Insured: AGM
5.00%, due 4/1/29	365,000	413,294
Norwin School District, Limited General Obligation
Insured: BAM State Aid Withholding
5.00%, due 11/15/22	165,000	167,984
Insured: BAM State Aid Withholding
5.00%, due 11/15/23	175,000	182,280
Insured: BAM State Aid Withholding
5.00%, due 11/15/25	190,000	205,888
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

54	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Panther Valley School District, Limited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 10/15/24	$ 150,000	$ 155,135
Insured: BAM State Aid Withholding
4.00%, due 10/15/25	325,000	339,829
Pennsylvania Economic Development Financing Authority, PPL Electric Utilities Corp., Revenue Bonds
0.40%, due 10/1/23	5,000,000	4,799,301
Pennsylvania Economic Development Financing Authority, Water & Wastewater, Revenue Bonds
3.00%, due 1/1/23	745,000	749,079
Pennsylvania Higher Educational Facilities Authority, Drexel University, Revenue Bonds
5.00%, due 5/1/24	325,000	339,316
Pennsylvania Turnpike Commission, Revenue Bonds
Series C
4.00%, due 12/1/22	1,000,000	1,012,522
Philadelphia Gas Works Co., Revenue Bonds
5.00%, due 8/1/22	150,000	151,178
5.00%, due 10/1/24	1,000,000	1,056,042
Philadelphia Municipal Authority, Revenue Bonds
Series B, Insured: AGM
5.00%, due 1/15/23	825,000	842,478
Pittsburgh School District, Limited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 9/1/26	35,000	35,731
Pittsburgh Water & Sewer Authority, Revenue Bonds, First Lien
Series A, Insured: AGM
5.00%, due 9/1/25	1,575,000	1,631,091
Pottstown School District, Limited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 6/1/22	330,000	330,713
Insured: BAM State Aid Withholding
4.00%, due 6/1/23	375,000	381,895
Insured: BAM State Aid Withholding
4.00%, due 6/1/24	650,000	665,996
	Principal Amount	Value

Pennsylvania (continued)
Riverside School District, Limited General Obligation
Insured: BAM State Aid Withholding
2.00%, due 10/15/22	$ 225,000	$ 225,310
Insured: BAM State Aid Withholding
4.00%, due 10/15/25	275,000	286,900
School District of Philadelphia (The), Limited General Obligation
Series F, Insured: BAM State Aid Withholding
5.00%, due 9/1/25	500,000	540,609
Series A, Insured: State Aid Withholding
5.00%, due 9/1/26	550,000	597,355
Shikellamy School District, Limited General Obligation
Series A, Insured: BAM State Aid Withholding
4.00%, due 9/1/25	1,015,000	1,063,202
South Wayne County Water and Sewer Authority, Revenue Bonds
Insured: BAM
4.00%, due 2/15/25	440,000	455,295
Insured: BAM
4.00%, due 2/15/26	410,000	428,098
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Revenue Bonds
Insured: AGM
5.00%, due 2/1/26	1,000,000	1,076,526
State Public School Building Authority, Central Montgomery County Area Vocational Technical School, Revenue Bonds
Insured: BAM State Aid Withholding
4.00%, due 5/15/22	1,000,000	1,000,917
State Public School Building Authority, Crawford County Career and Technical Center, Revenue Bonds
Insured: BAM State Aid Withholding
4.00%, due 3/1/23	395,000	401,665
Insured: BAM State Aid Withholding
4.00%, due 3/1/24	405,000	414,714
Insured: BAM State Aid Withholding
4.00%, due 3/1/25	150,000	155,035
Insured: BAM State Aid Withholding
4.00%, due 3/1/26	185,000	192,973
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
State Public School Building Authority, Northampton County Area Community College Foundation, Revenue Bonds
Insured: BAM State Aid Withholding
5.00%, due 3/1/23	$ 520,000	$ 532,587
Insured: BAM State Aid Withholding
5.00%, due 3/1/24	560,000	586,016
State Public School Building Authority, Harrisburg School District, Revenue Bonds
Insured: AGM State Aid Withholding
5.00%, due 12/1/23	300,000	312,581
Insured: AGM State Aid Withholding
5.00%, due 12/1/23	1,700,000	1,761,629
State Public School Building Authority, Community College of Allegheny County, Revenue Bonds
Insured: BAM
5.00%, due 7/15/24	430,000	451,901
United School District, Unlimited General Obligation
Insured: AGM State Aid Withholding
3.00%, due 11/15/22	525,000	528,521
Insured: AGM State Aid Withholding
5.00%, due 11/15/23	125,000	129,873
Insured: AGM State Aid Withholding
5.00%, due 11/15/24	220,000	232,831
Unity Township Municipal Authority (The), Revenue Bonds
Series A, Insured: AGM
5.00%, due 12/1/23	755,000	785,945
Valley View School District, Limited General Obligation
Series A, Insured: BAM State Aid Withholding
1.25%, due 5/15/23	150,000	149,664
Series B, Insured: BAM State Aid Withholding
1.55%, due 5/15/24	600,000	582,315
Waverly Township Municipal Authority, Revenue Bonds
Insured: BAM State Aid Withholding
4.00%, due 2/15/26	415,000	431,650
	Principal Amount	Value

Pennsylvania (continued)
West Cornwall Township Municipal Authority, Lebanon Valley Brethren Home Project, Revenue Bonds
4.00%, due 11/15/22	$ 140,000	$ 140,986
4.00%, due 11/15/24	110,000	113,097
4.00%, due 11/15/25	115,000	119,023
4.00%, due 11/15/26	120,000	124,482
Westmoreland County Industrial Development Authority, Excela Health Project, Revenue Bonds
Series A
4.00%, due 7/1/22	300,000	301,239
Series A
4.00%, due 7/1/23	350,000	356,940
Series A
4.00%, due 7/1/24	350,000	360,236
Wilkinsburg-Penn Joint Water Authority (The), Green Bond, Revenue Bonds
Insured: BAM
4.00%, due 9/15/24	330,000	340,427
Insured: BAM
4.00%, due 9/15/25	390,000	406,015
Insured: BAM
4.00%, due 9/15/27	650,000	686,064
Woodland Hills School District, Limited General Obligation
Series A, Insured: BAM State Aid Withholding
4.00%, due 9/1/22	485,000	488,960
York City Sewer Authority, Revenue Bonds
Insured: AGM MUN GOVT GTD
5.00%, due 12/1/26	405,000	443,336
		59,164,360
Puerto Rico 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds
Series PP, Insured: NATL-RE
5.00%, due 7/1/22	250,000	255,191
Series SS, Insured: NATL-RE
5.00%, due 7/1/22	250,000	255,191
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

56	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Auxilio Mutuo Obligated Group, Revenue Bonds
5.00%, due 7/1/27	$ 450,000	$ 490,485
		1,000,867
Rhode Island 0.5%
Providence Public Building Authority, Capital Improvement Projects, Revenue Bonds
Series A, Insured: AGM
4.00%, due 9/15/23	1,000,000	1,021,868
Rhode Island Health and Educational Building Corp., Rhode Island School of Design, Revenue Bonds
1.067%, due 8/15/23	300,000	294,184
1.313%, due 8/15/24	375,000	359,876
1.503%, due 8/15/25	915,000	862,892
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/25	1,000,000	1,067,130
Rhode Island Housing and Mortgage Finance Corp., Revenue Bonds (f)
Series 77A
5.00%, due 4/1/26	1,000,000	1,074,435
Series 77A
5.00%, due 10/1/26	1,180,000	1,278,107
Rhode Island Student Loan Authority, Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 12/1/24	300,000	316,998
Series A
5.00%, due 12/1/25	875,000	939,051
Rhode Island Student Loan Authority, Revenue Bonds
Series A
5.00%, due 12/1/25 (b)	1,000,000	1,073,201
		8,287,742
	Principal Amount	Value

South Carolina 0.3%
Greenville County School District, Building Equity Sooner, Revenue Bonds
5.00%, due 12/1/22	$ 130,000	$ 132,561
Piedmont Municipal Power Agency, Revenue Bonds
Series A
4.00%, due 1/1/25	1,350,000	1,394,217
South Carolina Ports Authority, Revenue Bonds
5.00%, due 7/1/29	325,000	342,956
South Carolina Public Service Authority, Revenue Bonds
Series D
5.00%, due 12/1/25	725,000	727,173
Williamsburg County Public Facilities Corp., Williamsburg County Project, Revenue Bonds
Insured: BAM
4.00%, due 6/1/22	460,000	460,983
Insured: BAM
4.00%, due 6/1/23	500,000	509,893
Insured: BAM
4.00%, due 6/1/24	985,000	1,015,687
Insured: BAM
4.00%, due 6/1/25	1,025,000	1,068,018
		5,651,488
South Dakota 0.1%
County of Lawrence SD, Certificate of Participation
Insured: AGM
5.00%, due 12/1/22	100,000	101,888
Insured: AGM
5.00%, due 12/1/23	100,000	104,178
Insured: AGM
5.00%, due 12/1/24	100,000	106,257
Insured: AGM
5.00%, due 12/1/25	125,000	135,257
Insured: AGM
5.00%, due 12/1/26	100,000	109,781
South Dakota Health & Educational Facilities Authority, Sanford, Revenue Bonds
1.225%, due 11/1/24	450,000	426,357
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Dakota (continued)
South Dakota Health & Educational Facilities Authority, Monument Health, Revenue Bonds
Series A
5.00%, due 9/1/24	$ 435,000	$ 455,599
Tri-Valley School District No. 49-6, Unlimited General Obligation
Insured: AGM
5.00%, due 7/15/25	150,000	161,470
Insured: AGM
5.00%, due 7/15/27	200,000	222,450
Insured: AGM
5.00%, due 7/15/28	220,000	248,060
		2,071,297
Tennessee 0.5%
County of Montgomery TN, Unlimited General Obligation
Series A
5.00%, due 6/1/22	280,000	280,832
Memphis-Shelby County Airport Authority, Revenue Bonds
5.00%, due 7/1/25	250,000	264,220
5.00%, due 7/1/26	155,000	165,907
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Trevecca Nazarene University Project, Revenue Bonds
Series B
4.00%, due 10/1/23	135,000	136,223
Series B
4.00%, due 10/1/24	170,000	171,097
Series B
4.00%, due 10/1/25	170,000	170,931
Series B
4.00%, due 10/1/26	150,000	150,394
Series B
4.00%, due 10/1/27	195,000	194,434
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Belmont University, Revenue Bonds
5.00%, due 5/1/22	545,000	545,000
5.00%, due 5/1/25	980,000	1,038,940
5.00%, due 5/1/26	950,000	1,021,726
	Principal Amount	Value

Tennessee (continued)
New Memphis Arena Public Building Authority, City of Memphis, Revenue Bonds
(zero coupon), due 4/1/28	$ 1,375,000	$ 1,248,113
Tennessee Energy Acquisition Corp., Revenue Bonds
Series A
4.00%, due 5/1/48 (a)	2,625,000	2,646,473
		8,034,290
Texas 9.0%
Aledo Independent School District, Unlimited General Obligation
Insured: PSF-GTD
(zero coupon), due 2/15/26	200,000	181,059
Allen Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/26	135,000	146,840
Alvin Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
5.00%, due 2/15/24	90,000	94,359
Arlington Higher Education Finance Corp., Harmony Public Schools, Revenue Bonds
Series B, Insured: PSF-GTD
0.653%, due 2/15/24	500,000	479,898
Series C, Insured: PSF-GTD
4.00%, due 2/15/24	145,000	149,169
Arlington Higher Education Finance Corp., Uplift Education Project, Revenue Bonds
Series A, Insured: PSF-GTD
3.00%, due 12/1/26	580,000	586,616
Series A, Insured: PSF-GTD
3.00%, due 12/1/27	725,000	729,321
Series A, Insured: PSF-GTD
3.00%, due 12/1/28	745,000	746,426
Series A, Insured: PSF-GTD
3.00%, due 12/1/29	770,000	767,292
Series A, Insured: PSF-GTD
4.00%, due 12/1/23	200,000	205,306
Series A, Insured: PSF-GTD
4.00%, due 12/1/24	325,000	336,774
Series A, Insured: PSF-GTD
4.00%, due 12/1/25	340,000	355,997
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

58	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Arlington Higher Education Finance Corp., Faith Family Academy Charter Schools, Revenue Bonds
Series A, Insured: PSF-GTD
4.00%, due 8/15/26	$ 175,000	$ 184,161
Series A, Insured: PSF-GTD
4.00%, due 8/15/27	135,000	142,700
Series A, Insured: PSF-GTD
4.00%, due 8/15/29	400,000	424,484
Arlington Higher Education Finance Corp., Compass Academy Charter School, Inc., Revenue Bonds
Series A, Insured: PSF-GTD
4.00%, due 8/1/27	435,000	459,495
Series A, Insured: PSF-GTD
4.00%, due 8/1/28	255,000	269,710
Arlington Higher Education Finance Corp., Great Hearts America - Texas, Revenue Bonds
Series A, Insured: PSF-GTD
5.00%, due 8/15/23	355,000	367,652
Series A, Insured: PSF-GTD
5.00%, due 8/15/24	185,000	194,786
Series A, Insured: PSF-GTD
5.00%, due 8/15/24	450,000	473,803
Arlington Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
5.00%, due 2/15/23	100,000	102,463
Belmont Fresh Water Supply District No. 1, Unlimited General Obligation
Insured: AGM
3.50%, due 3/1/23	495,000	500,881
Brazoria County Municipal Utility District No. 19, Unlimited General Obligation
Insured: BAM
3.00%, due 9/1/22	385,000	386,764
Insured: BAM
3.00%, due 9/1/23	410,000	413,832
Insured: AGM
4.00%, due 9/1/23	265,000	270,677
Brazos Higher Education Authority, Inc., Revenue Bonds
Series 1A
1.305%, due 4/1/24	750,000	718,664
	Principal Amount	Value

Texas (continued)
Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
5.00%, due 1/1/25	$ 135,000	$ 141,693
5.00%, due 1/1/26	245,000	260,836
Central Texas Regional Mobility Authority, Revenue Bonds, Sub. Lien
Series F
5.00%, due 1/1/25	9,000,000	9,321,040
Central Texas Turnpike System, Revenue Bonds, First Tier
Series A, Insured: BHAC-CR AMBAC
(zero coupon), due 8/15/26	2,250,000	1,995,099
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/23	1,600,000	1,656,611
Series C
5.00%, due 8/15/24	2,755,000	2,877,636
Central Texas Turnpike System, Capital Appreciation, Revenue Bonds, First Tier
Series A, Insured: AMBAC
(zero coupon), due 8/15/29	1,125,000	877,185
Cibolo Canyons Special Improvement District, Valorem Tax Utility System, Limited General Obligation
Series A, Insured: AGM
5.00%, due 8/15/22	365,000	368,596
Series A, Insured: AGM
5.00%, due 8/15/23	575,000	591,574
Cinco Southwest Municipal Utility District No. 1, Unlimited General Obligation
Insured: BAM
2.00%, due 12/1/22	470,000	470,725
Series A, Insured: BAM
2.00%, due 12/1/22	275,000	275,424
City of Austin TX, Airport System, Revenue Bonds
5.00%, due 11/15/22 (b)	200,000	203,133
Series B
5.00%, due 11/15/24 (b)	250,000	262,947
5.00%, due 11/15/26	500,000	524,207
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
City of Austin TX, Electric Utility, Revenue Bonds
Series A
5.00%, due 11/15/25	$ 685,000	$ 741,316
City of Bryan TX, Electric System, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/24	245,000	257,915
Series A, Insured: AGM
5.00%, due 7/1/25	295,000	316,659
City of Dallas TX, Waterworks & Sewer System, Revenue Bonds
Series A
5.00%, due 10/1/24	150,000	159,456
City of Greenville TX, Limited General Obligation
Insured: BAM
4.00%, due 2/15/23	205,000	208,238
Insured: BAM
4.00%, due 2/15/24	985,000	1,012,620
Insured: BAM
4.00%, due 2/15/25	650,000	675,255
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds
Series B, Insured: AGM-CR AMBAC
(zero coupon), due 9/1/22	150,000	149,122
Insured: BAM
5.00%, due 9/1/22	485,000	489,974
5.00%, due 9/1/23	1,005,000	1,035,447
5.00%, due 9/1/24	3,180,000	3,344,533
5.00%, due 9/1/25	1,000,000	1,054,987
5.00%, due 9/1/25	1,520,000	1,627,847
5.00%, due 9/1/26	430,000	468,303
City of Houston TX, Airport System, Revenue Bonds, Sub. Lien
Series D
5.00%, due 7/1/24	2,000,000	2,101,110
Series C
5.00%, due 7/1/25 (b)	805,000	850,788
Series C
5.00%, due 7/1/27 (b)	175,000	189,010
City of Laredo TX, International Toll Bridge System, Revenue Bonds
Series B, Insured: BAM
5.00%, due 10/1/22	150,000	152,109
	Principal Amount	Value

Texas (continued)
City of Lewisville TX, Lewisville Castle Hills Public Improvement District No. 3 Project, Special Assessment
Insured: AGM
5.00%, due 9/1/24	$ 1,045,000	$ 1,083,053
City of Lockhart TX, Limited General Obligation
Insured: BAM
5.00%, due 8/1/25	500,000	526,209
City of Mission TX, Certificates of Obligation, Limited General Obligation
Insured: BAM
5.00%, due 2/15/24	775,000	808,242
Insured: BAM
5.00%, due 2/15/25	900,000	955,506
Insured: BAM
5.00%, due 2/15/26	770,000	830,888
City of Mission TX, Limited General Obligation
Insured: BAM
5.00%, due 2/15/24	550,000	573,591
Insured: BAM
5.00%, due 2/15/25	570,000	605,154
Insured: BAM
5.00%, due 2/15/26	500,000	539,538
City of Mount Pleasant TX, Limited General Obligation
Insured: AGM
4.00%, due 5/15/22	205,000	205,189
City of Mount Pleasant TX, Texas Combination Tax and Certificates of Obligation, Limited General Obligation
Insured: AGM
5.00%, due 5/15/25	435,000	465,777
Insured: AGM
5.00%, due 5/15/26	520,000	567,422
Insured: AGM
5.00%, due 5/15/27	520,000	576,470
Insured: AGM
5.00%, due 5/15/28	550,000	617,738
City of Port Arthur TX, Limited General Obligation
Insured: BAM
5.00%, due 2/15/23	225,000	230,346
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

60	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
City of Port Arthur TX, Certificates of Obligation, Limited General Obligation
Insured: BAM
5.00%, due 2/15/23	$ 565,000	$ 578,426
City of Rio Grande City TX, Certificates of Obligation, Limited General Obligation
Insured: AGM
4.00%, due 2/15/23	505,000	512,422
Insured: AGM
4.00%, due 2/15/24	545,000	559,127
Insured: AGM
4.00%, due 2/15/25	610,000	632,368
City of San Antonio TX, Electric & Gas Systems, Revenue Bonds
5.00%, due 2/1/24	2,500,000	2,614,963
5.00%, due 2/1/25	4,250,000	4,514,493
City of Sugar Land TX, Waterworks & Sewer System, Revenue Bonds
5.00%, due 8/15/25	1,960,000	2,108,901
Clear Lake City Water Authority, Unlimited General Obligation
4.00%, due 3/1/23	150,000	152,444
Clifton Higher Education Finance Corp., International Leadership of Texas, Revenue Bonds
Insured: PSF-GTD
5.00%, due 8/15/28	515,000	574,118
Insured: PSF-GTD
5.00%, due 8/15/29	275,000	310,049
Clifton Higher Education Finance Corp. TX, IDEA Public Schools, Revenue Bonds
Series A
5.00%, due 8/15/23	330,000	339,935
Series A
5.00%, due 8/15/24	340,000	355,825
Collin County Water Control & Improvement District No. 3, Unlimited General Obligation
Insured: AGM
5.00%, due 9/15/22	245,000	248,087
Insured: AGM
5.00%, due 9/15/23	240,000	248,884
Insured: AGM
5.00%, due 9/15/24	250,000	263,776
	Principal Amount	Value

Texas (continued)
Comal County Water Control & Improvement District No. 6, Unlimited General Obligation
Insured: BAM
4.50%, due 3/1/23	$ 250,000	$ 254,928
Insured: BAM
4.50%, due 3/1/24	260,000	268,870
Insured: BAM
4.50%, due 3/1/25	135,000	141,392
Insured: BAM
4.50%, due 3/1/26	280,000	296,695
Insured: BAM
4.50%, due 3/1/27	295,000	315,609
Insured: BAM
4.50%, due 3/1/28	305,000	328,208
Comal Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/1/25	1,650,000	1,760,468
Corpus Christi Independent School District, Unlimited General Obligation
Insured: PSF-GTD
(zero coupon), due 8/15/24	2,415,000	2,282,984
County of Harris TX, Limited General Obligation
Series A
5.00%, due 10/1/22	100,000	101,456
Dallas Area Rapid Transit, Revenue Bonds
5.00%, due 12/1/25	220,000	238,602
Dallas Fort Worth International Airport, Revenue Bonds
Series A
5.00%, due 11/1/23	1,110,000	1,152,752
Series F
5.00%, due 11/1/24	200,000	206,956
Series E
5.00%, due 11/1/25	450,000	456,516
Decatur Hospital Authority, Wise Health System, Revenue Bonds
Series B
5.00%, due 9/1/22	200,000	202,137
Series B
5.00%, due 9/1/25	650,000	692,279
Series B
5.00%, due 9/1/26	750,000	808,552
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Decatur Hospital Authority, Wise Health System, Revenue Bonds (continued)
Series B
5.00%, due 9/1/27	$ 840,000	$ 914,220
Series B
5.00%, due 9/1/28	845,000	924,654
Series B
5.00%, due 9/1/29	1,070,000	1,178,854
Denton County Municipal Utility District No. 6, Unlimited General Obligation
Insured: AGM
4.50%, due 9/1/23	370,000	379,692
Insured: AGM
4.50%, due 9/1/23	260,000	266,811
Insured: AGM
4.50%, due 9/1/24	385,000	400,429
Insured: AGM
4.50%, due 9/1/24	270,000	280,820
Insured: AGM
4.50%, due 9/1/25	400,000	421,803
Insured: AGM
4.50%, due 9/1/25	280,000	295,262
DeSoto Independent School District, Unlimited General Obligation
Insured: PSF-GTD
(zero coupon), due 8/15/26	680,000	601,184
Ector County Hospital District, Limited General Obligation
5.00%, due 9/15/22	400,000	403,929
5.00%, due 9/15/23	430,000	441,167
5.00%, due 9/15/24	450,000	467,330
5.00%, due 9/15/25	500,000	525,802
Fort Bend County Levee Improvement District No. 15, Unlimited General Obligation
Insured: BAM
4.00%, due 9/1/22	465,000	468,951
Fort Bend County Municipal Utility District No. 134C, Unlimited General Obligation
Insured: BAM
3.00%, due 9/1/23	420,000	423,871
Insured: BAM
3.00%, due 9/1/24	515,000	520,889
	Principal Amount	Value

Texas (continued)
Fort Bend County Municipal Utility District No. 134C, Unlimited General Obligation (continued)
Insured: BAM
3.00%, due 9/1/25	$ 515,000	$ 521,468
Insured: BAM
3.00%, due 9/1/26	515,000	522,329
Fort Bend County Municipal Utility District No. 169, Unlimited General Obligation
Insured: AGM
2.00%, due 12/1/26	665,000	624,632
Fort Bend County Municipal Utility District No. 194, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 9/1/22	290,000	292,320
Series A, Insured: AGM
4.00%, due 9/1/24	290,000	299,302
Series A, Insured: AGM
4.00%, due 9/1/25	290,000	301,886
Fort Bend County Municipal Utility District No. 206, Unlimited General Obligation
Insured: BAM
4.50%, due 9/1/24	300,000	312,160
Insured: BAM
4.50%, due 9/1/25	300,000	316,254
Insured: BAM
4.50%, due 9/1/26	300,000	319,641
Fort Bend County Municipal Utility District No. 48, Unlimited General Obligation
Insured: BAM
3.00%, due 10/1/23	310,000	313,399
Insured: BAM
3.00%, due 10/1/24	310,000	313,554
Insured: BAM
3.00%, due 10/1/25	310,000	313,953
Fort Bend County Municipal Utility District No. 57, Unlimited General Obligation
Insured: AGM
3.00%, due 4/1/23	225,000	226,696
Insured: AGM
3.00%, due 4/1/24	145,000	146,366
Insured: AGM
3.00%, due 4/1/25	250,000	252,902
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

62	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Fort Bend-Waller Counties Municipal Utility District No. 3, Unlimited General Obligation
Insured: BAM
4.50%, due 4/1/23	$ 175,000	$ 178,483
Insured: BAM
4.50%, due 4/1/24	175,000	181,185
Insured: BAM
4.50%, due 4/1/25	175,000	183,844
Galveston County Municipal Utility District No. 56, Unlimited General Obligation
Insured: BAM
4.25%, due 12/1/22	400,000	405,488
Insured: AGM
4.50%, due 12/1/23	425,000	438,278
Insured: AGM
4.50%, due 12/1/24	675,000	704,898
Gulfgate Redevelopment Authority, Tax Allocation
Insured: AGM
4.00%, due 9/1/23	325,000	329,912
Insured: AGM
4.00%, due 9/1/25	440,000	452,796
Harris County Municipal Utility District No. 105, Unlimited General Obligation
Insured: AGM
4.50%, due 3/1/26	250,000	263,976
Harris County Municipal Utility District No. 196, Unlimited General Obligation
Insured: AGM
4.00%, due 9/1/22	290,000	292,330
Harris County Municipal Utility District No. 370, Unlimited General Obligation
Insured: AGM
3.00%, due 12/1/22	355,000	357,640
Insured: AGM
3.00%, due 12/1/24	250,000	253,045
Harris County Municipal Utility District No. 423, Unlimited General Obligation
Insured: AGM
4.50%, due 4/1/25	400,000	418,955
	Principal Amount	Value

Texas (continued)
Harris County Municipal Utility District No. 480, Unlimited General Obligation
Insured: AGM
4.00%, due 4/1/23	$ 175,000	$ 178,112
Insured: AGM
4.00%, due 4/1/24	175,000	179,564
Harris County Municipal Utility District No. 489, Unlimited General Obligation
Insured: BAM
3.00%, due 9/1/24	1,100,000	1,114,575
Series A, Insured: BAM
3.00%, due 9/1/25	275,000	278,454
Harris County Municipal Utility District No. 489, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 9/1/24	615,000	636,985
Insured: BAM
4.00%, due 9/1/25	615,000	642,202
Harris County Municipal Utility District No. 50, Unlimited General Obligation
Insured: BAM
4.00%, due 3/1/24	125,000	128,178
Insured: BAM
4.00%, due 3/1/25	150,000	155,159
Insured: BAM
4.00%, due 3/1/26	150,000	156,353
Insured: BAM
4.00%, due 3/1/27	175,000	183,798
Harris County Municipal Utility District No. 504, Unlimited General Obligation
Insured: AGM
4.50%, due 9/1/23	305,000	313,960
Insured: AGM
4.50%, due 9/1/24	370,000	386,533
Insured: AGM
4.50%, due 9/1/25	390,000	413,299
Insured: AGM
4.50%, due 9/1/26	405,000	434,759
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.00%, due 11/15/24	150,000	158,559
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien (continued)
Series A, Insured: AGM
5.00%, due 11/15/25	$ 245,000	$ 258,634
Series A
5.00%, due 11/15/28	1,440,000	1,509,905
Harris-Fort Bend Counties Municipal Utility District No. 3, Unlimited General Obligation
Insured: AGM
4.00%, due 4/1/25	560,000	577,969
Insured: AGM
4.00%, due 4/1/26	585,000	607,577
Insured: AGM
4.00%, due 4/1/27	615,000	640,275
Hidalgo County Drain District No. 1, Unlimited General Obligation
5.00%, due 9/1/23	100,000	103,722
Houston Higher Education Finance Corp., Houston Baptist University, Revenue Bonds
1.50%, due 10/1/22	100,000	99,336
1.75%, due 10/1/24	115,000	109,294
2.00%, due 10/1/25	150,000	140,765
Hunt Memorial Hospital District Charitable Health, Limited General Obligation
5.00%, due 2/15/23	325,000	331,570
5.00%, due 2/15/24	275,000	284,455
5.00%, due 2/15/25	450,000	472,193
5.00%, due 2/15/26	800,000	851,116
Imperial Redevelopment District, Unlimited General Obligation
Insured: AGM
2.00%, due 5/1/26	130,000	123,970
Insured: AGM
4.50%, due 5/1/22	110,000	110,000
Insured: AGM
4.50%, due 5/1/23	120,000	122,669
Insured: AGM
4.50%, due 5/1/24	85,000	88,227
Series A, Insured: AGM
4.50%, due 5/1/24	425,000	441,133
Insured: AGM
4.50%, due 5/1/25	125,000	131,361
	Principal Amount	Value

Texas (continued)
Lazy Nine Municipal Utility District No. 1B, Unlimited General Obligation
Insured: BAM
3.00%, due 3/1/24	$ 155,000	$ 156,746
Series 1B, Insured: AGM
3.00%, due 9/1/24	360,000	363,303
Insured: BAM
3.00%, due 3/1/25	170,000	171,529
Leander Independent School District, Unlimited General Obligation
Series D, Insured: PSF-GTD
(zero coupon), due 8/15/24	155,000	145,671
Series D, Insured: PSF-GTD
(zero coupon), due 8/15/40	2,125,000	929,033
Series C, Insured: PSF-GTD
(zero coupon), due 8/15/43	450,000	154,984
Series C, Insured: PSF-GTD
(zero coupon), due 8/15/45	400,000	122,149
Series C, Insured: PSF-GTD
5.00%, due 8/15/23	340,000	352,645
Lubbock-Cooper Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/25	105,000	111,883
Mabank Independent School District, Unlimited General Obligation
Insured: PSF-GTD
(zero coupon), due 8/15/26	950,000	820,810
Martin County Hospital District, Limited General Obligation
4.00%, due 4/1/23	140,000	142,159
4.00%, due 4/1/24	100,000	102,270
4.00%, due 4/1/25	150,000	154,347
4.00%, due 4/1/26	300,000	310,007
Matagorda County Navigation District No. 1, Revenue Bonds
Insured: AMBAC
5.125%, due 11/1/28	6,530,000	7,244,417
Metropolitan Transit Authority of Harris County Sales & Use Tax, Revenue Bonds
Series A
5.00%, due 11/1/25	255,000	276,384
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

64	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Montgomery County Municipal Utility District No. 105, Unlimited General Obligation
Insured: BAM
4.00%, due 9/1/22	$ 380,000	$ 382,977
Montgomery County Municipal Utility District No. 132, Unlimited General Obligation
Insured: BAM
4.50%, due 9/1/22	170,000	171,614
Montgomery County Municipal Utility District No. 139, Unlimited General Obligation
Insured: BAM
4.50%, due 4/1/23	110,000	112,400
Insured: BAM
4.50%, due 4/1/25	260,000	271,653
Insured: BAM
4.50%, due 4/1/26	270,000	284,861
North Forest Municipal Utility District, Unlimited General Obligation
Insured: BAM
3.00%, due 4/1/23	30,000	30,234
North Fort Bend Water Authority, Revenue Bonds
Series B
5.00%, due 12/15/24	1,485,000	1,578,757
Series B
5.00%, due 12/15/25	1,350,000	1,461,836
North Texas Municipal Water District, Sabine Creek Regional Wastewater Systems Project, Revenue Bonds
Insured: AGM
4.00%, due 6/1/24	350,000	360,043
Northwest Harris County Municipal Utility District No. 10, Green Bond, Unlimited General Obligation
Insured: BAM
5.00%, due 4/1/23	520,000	533,107
Insured: BAM
5.00%, due 4/1/24	635,000	662,719
Northwest Harris County Municipal Utility District No. 19, Unlimited General Obligation
Insured: AGM
3.00%, due 10/1/22	120,000	120,664
	Principal Amount	Value

Texas (continued)
Northwest Harris County Municipal Utility District No. 19, Unlimited General Obligation (continued)
Insured: AGM
3.00%, due 10/1/24	$ 240,000	$ 242,920
Insured: AGM
3.00%, due 10/1/26	200,000	203,112
Insured: AGM
3.00%, due 10/1/28	155,000	156,155
Northwest Independent School District, Capital Appreciation, Unlimited General Obligation
Insured: PSF-GTD
(zero coupon), due 2/15/25	295,000	275,486
Northwest Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/25	115,000	122,891
Pecan Grove Municipal Utility District, Unlimited General Obligation
Insured: BAM
4.00%, due 9/1/22	100,000	100,803
Port Arthur Independent School District, Unlimited General Obligation
Insured: AGM
5.00%, due 2/15/24	675,000	704,796
Remington Municipal Utility District No. 1, Unlimited General Obligation
Insured: AGM
3.00%, due 9/1/22	330,000	331,577
Sienna Municipal Utility District No. 4, Unlimited General Obligation
Insured: AGM
2.00%, due 9/1/22	435,000	435,579
Insured: AGM
3.00%, due 9/1/24	460,000	462,665
Insured: AGM
3.00%, due 9/1/25	125,000	125,775
Sonterra Municipal Utility District, Unlimited General Obligation
Insured: AGM
4.00%, due 8/15/23	320,000	327,174
Insured: AGM
4.00%, due 8/15/24	330,000	341,153
Insured: AGM
4.00%, due 8/15/25	340,000	355,083
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Sonterra Municipal Utility District, Unlimited General Obligation (continued)
Insured: AGM
4.00%, due 8/15/26	$ 350,000	$ 368,612
Southeast Williamson County Municipal Utility District No. 1, Unlimited General Obligation
Insured: BAM
4.00%, due 9/1/22	150,000	151,150
Insured: BAM
4.00%, due 9/1/23	330,000	337,026
Insured: BAM
4.00%, due 9/1/24	345,000	352,297
Insured: BAM
4.00%, due 9/1/25	355,000	364,757
Southwest Houston Redevelopment Authority, Revenue Bonds
Insured: AGM
5.00%, due 9/1/22	200,000	202,191
Insured: AGM
5.00%, due 9/1/24	300,000	313,930
Insured: AGM
5.00%, due 9/1/25	300,000	318,632
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center Project, Revenue Bonds
Insured: AGM
1.071%, due 9/1/23	650,000	636,623
Insured: AGM
1.356%, due 9/1/24	825,000	792,582
Insured: AGM
1.386%, due 9/1/25	600,000	563,601
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas, Revenue Bonds
5.00%, due 10/1/27	1,100,000	1,142,140
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/29	875,000	959,406
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/22	750,000	761,370
	Principal Amount	Value

Texas (continued)
Texas Municipal Power Agency, Transmission System, Revenue Bonds
Insured: AGM
3.00%, due 9/1/23	$ 830,000	$ 837,432
Insured: AGM
3.00%, due 9/1/24	1,030,000	1,040,613
Insured: AGM
3.00%, due 9/1/26	1,240,000	1,253,084
Texas Public Finance Authority, Revenue Bonds
Insured: BAM
5.00%, due 5/1/28	500,000	533,940
Timber Lane Utility District, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/23	615,000	629,081
Series A, Insured: AGM
4.00%, due 8/1/24	615,000	634,800
Travis County Water Control & Improvement District, Unlimited General Obligation
Insured: BAM
4.00%, due 8/15/22	425,000	428,235
Insured: BAM
4.00%, due 8/15/23	145,000	148,566
Insured: BAM
4.00%, due 8/15/24	460,000	474,305
Insured: BAM
4.00%, due 8/15/25	480,000	499,295
Trinity River Authority, Ten Mile Creek System, Revenue Bonds
5.00%, due 8/1/26	1,390,000	1,510,087
Tyler Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/24	100,000	104,736
Viridian Municipal Management District, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/22	550,000	556,855
Insured: AGM
4.00%, due 12/1/22	395,000	399,923
Insured: AGM
4.00%, due 12/1/23	300,000	307,442
Insured: AGM
4.00%, due 12/1/23	305,000	312,566
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

66	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Viridian Municipal Management District, Unlimited Tax Road Improvement, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/22	$ 175,000	$ 177,181
Insured: BAM
4.00%, due 12/1/24	370,000	384,531
Williamson County Municipal Utility District No. 19, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/15/23	245,000	253,321
Series A, Insured: BAM
5.00%, due 8/15/24	250,000	262,542
Series A, Insured: BAM
5.00%, due 8/15/25	260,000	277,889
		147,281,002
U.S. Virgin Islands 1.3%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/25	3,850,000	3,965,000
Series A
5.00%, due 10/1/26	15,430,000	15,981,470
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Insured: NATL-RE
5.00%, due 10/1/22	665,000	674,147
Insured: NATL-RE
5.00%, due 10/1/24	395,000	400,617
		21,021,234
Utah 1.1%
City of Salt Lake City UT, Airport, Revenue Bonds (b)
Series A
5.00%, due 7/1/24	95,000	99,089
Series A
5.00%, due 7/1/25	1,300,000	1,373,943
Series A
5.00%, due 7/1/27	2,500,000	2,700,140
Series A
5.00%, due 7/1/28	1,800,000	1,951,947
	Principal Amount	Value

Utah (continued)
City of Salt Lake City UT, Airport, Revenue Bonds (b) (continued)
Series A
5.00%, due 7/1/29	$ 3,500,000	$ 3,846,434
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
(zero coupon), due 4/15/25	615,000	547,659
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/23	175,000	177,965
Insured: UT CSCE
4.00%, due 4/15/24	280,000	286,310
Insured: UT CSCE
4.00%, due 4/15/26	400,000	415,862
Utah Charter School Finance Authority, Revenue Bonds
Series A, Insured: UT CSCE
4.00%, due 10/15/24	255,000	262,809
Series A, Insured: UT CSCE
4.00%, due 10/15/25	265,000	275,314
Utah Charter School Finance Authority, Summit Academy, Inc. Project, Revenue Bonds
Insured: UT CSCE
5.00%, due 4/15/24	340,000	353,412
Utah Infrastructure Agency, Syracuse City Project, Revenue Bonds
2.00%, due 10/15/24	235,000	230,137
2.00%, due 10/15/25	365,000	352,932
2.00%, due 10/15/26	505,000	481,998
3.00%, due 10/15/27	145,000	146,140
Utah Infrastructure Agency, Revenue Bonds
3.00%, due 10/15/25	565,000	550,005
4.00%, due 10/15/23	755,000	759,873
4.00%, due 10/15/27	550,000	550,712
4.00%, due 10/15/28	350,000	347,227
5.00%, due 10/15/25	1,000,000	1,037,518
Utah Transit Authority, Revenue Bonds
Series A
5.00%, due 6/15/22	650,000	652,880
		17,400,306
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Vermont 0.3%
Vermont Student Assistance Corp., Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 6/15/23	$ 1,150,000	$ 1,180,857
Series A
5.00%, due 6/15/24	850,000	885,916
Series A
5.00%, due 6/15/25	875,000	925,491
Vermont Student Assistance Corp., Revenue Bonds (b)
Series A
5.00%, due 6/15/25	1,300,000	1,375,015
Series A
5.00%, due 6/15/26	175,000	187,278
		4,554,557
Virginia 0.5%
Capital Region Airport Commission, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/27	1,005,000	1,050,273
Lynchburg Economic Development Authority, Centra Health Obligated Group, Revenue Bonds
4.00%, due 1/1/27	425,000	444,336
Norfolk Airport Authority, Revenue Bonds
5.00%, due 7/1/24	395,000	413,440
5.00%, due 7/1/25	160,000	170,443
Rockingham County Economic Development Authority, Sunnyside Presbyterian Home, Revenue Bonds
4.00%, due 12/1/22	300,000	302,526
Spotsylvania County Economic Development Authority, Revenue Bonds
5.00%, due 6/1/25	3,130,000	3,364,943
Virginia Commonwealth Transportation Board, U.S. Roure 58 Corridor Program, Revenue Bonds
Series C
5.00%, due 5/15/22	145,000	145,188
	Principal Amount	Value

Virginia (continued)
Virginia Small Business Financing Authority, LifeSpire of Virginia, Revenue Bonds
3.00%, due 12/1/22	$ 240,000	$ 239,601
3.00%, due 12/1/23	300,000	298,212
3.00%, due 12/1/24	220,000	217,094
3.00%, due 12/1/25	230,000	224,345
3.00%, due 12/1/26	235,000	226,398
Virginia Small Business Financing Authority, National Senior Campuses, Inc. Obligated Group, Revenue Bonds
5.00%, due 1/1/23	500,000	508,199
5.00%, due 1/1/24	550,000	568,817
		8,173,815
Washington 0.9%
Benton County School District No. 17 Kennewick, Unlimited General Obligation
Insured: School Bond Guaranty
5.00%, due 12/1/23	190,000	198,239
Kittitas County School District No. 401 Ellensburg, Unlimited General Obligation
Insured: School Bond Guaranty
5.00%, due 12/1/22	1,800,000	1,834,828
Northwest Open Access Network, Revenue Bonds
0.691%, due 12/1/22	1,200,000	1,192,197
0.791%, due 12/1/23	1,260,000	1,220,536
Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bond, Revenue Bonds
5.00%, due 1/1/23	100,000	101,759
Spokane Public Facilities District, Revenue Bonds
Series B
5.00%, due 12/1/23	1,175,000	1,212,101
State of Washington, Senior 520 Corridor Program, Revenue Bonds
5.00%, due 9/1/24	1,000,000	1,010,289
Washington Higher Education Facilities Authority, Whitman College Project, Revenue Bonds
Series B
2.337%, due 1/1/29	7,090,000	6,654,197
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

68	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Washington Higher Education Facilities Authority, Whitworth University Project, Revenue Bonds
4.00%, due 10/1/22	$ 150,000	$ 151,336
4.00%, due 10/1/23	435,000	444,071
4.00%, due 10/1/25	470,000	485,794
Washington Higher Education Facilities Authority, Seattle University Project, Revenue Bonds
5.00%, due 5/1/24	250,000	260,369
5.00%, due 5/1/25	255,000	269,960
Washington State Convention Center Public Facilities District, Revenue Bonds
5.00%, due 7/1/22	175,000	175,914
		15,211,590
West Virginia 0.1%
City of Fairmont WV, Waterworks, Revenue Bonds
Series A, Insured: BAM
3.00%, due 7/1/23	300,000	302,016
Series A, Insured: BAM
3.00%, due 7/1/24	500,000	501,569
City of Wheeling WV, Waterworks & Sewerage System, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/28	300,000	319,616
Morgantown Utility Board, Inc., Green Bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 12/1/22	225,000	226,647
West Virginia Commissioner of Highways, Surface Transportation Improvements, Revenue Bonds
Series A
5.00%, due 9/1/22	595,000	602,191
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
5.00%, due 1/1/25	425,000	447,853
		2,399,892
	Principal Amount	Value

Wisconsin 0.6%
City of Kaukauna WI, Electric System, Revenue Bonds
Insured: AGM
3.00%, due 12/15/23	$ 30,000	$ 30,298
Insured: AGM
3.00%, due 12/15/24	455,000	458,171
City of Milwaukee WI, Unlimited General Obligation
Series N2
4.00%, due 3/1/24	125,000	128,133
City of Racine WI, Waterworks System, Revenue Bonds
Insured: BAM
5.00%, due 9/1/27	300,000	334,600
Omro School District, Unlimited General Obligation
Insured: BAM
3.00%, due 3/1/23	100,000	100,904
Insured: BAM
3.00%, due 3/1/24	100,000	101,216
Public Finance Authority, United Methodist Retirement Homes, Inc., Revenue Bonds
Series A
4.00%, due 10/1/25	290,000	301,331
Series A
4.00%, due 10/1/26	305,000	318,021
Series A
4.00%, due 10/1/27	195,000	202,887
Public Finance Authority, Northwest Nazarene University, Revenue Bonds
5.00%, due 10/1/25	500,000	524,947
Town of Manitowish Waters WI, Unlimited General Obligation
Insured: AGM
3.00%, due 3/1/23	295,000	296,405
Insured: AGM
3.00%, due 3/1/24	300,000	300,547
Insured: AGM
3.00%, due 3/1/25	310,000	309,768
Village of Fox Crossing WI, Waterworks System & Sewerage System, Revenue Bonds
Insured: BAM
3.00%, due 5/1/24	295,000	297,244
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Village of Mount Pleasant, Revenue Bonds
Series A, Insured: BAM
3.00%, due 3/1/27	$ 6,000,000	$ 6,027,857
		9,732,329
Wyoming 0.1%
County of Laramie WY, Cheyenne Regional Medical Center Project, Revenue Bonds
4.00%, due 5/1/22	225,000	225,000
4.00%, due 5/1/23	250,000	254,635
4.00%, due 5/1/24	250,000	257,468
4.00%, due 5/1/25	250,000	259,955
		997,058
Total Long-Term Municipal Bonds (Cost $1,338,110,195)		1,290,022,790
Short-Term Municipal Notes 17.0%
Alabama 1.4%
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
0.79%, due 10/1/52 (g)	20,000,000	19,515,040
Southeast Alabama Gas Supply District (The), Project No. 1, Revenue Bonds
Series C
1.09%, due 4/1/49 (g)	3,000,000	2,983,025
		22,498,065
Arizona 0.6%
Arizona Health Facilities Authority, Banner Health, Revenue Bonds
Series B
0.69%, due 1/1/46 (g)	10,000,000	10,003,450
California 1.5%
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
0.85%, due 1/1/50 (b)(c)(g)	17,450,000	17,293,496
	Principal Amount	Value

California (continued)
California Municipal Finance Authority, Waste Management, Inc. Project, Revenue Bonds
0.70%, due 12/1/44 (b)(g)	$ 6,500,000	$ 6,288,780
		23,582,276
Georgia 0.5%
Bartow County Development Authority, Georgia Power Company Plant Bowen Project, Revenue Bonds
1.80%, due 9/1/29 (g)	2,800,000	2,490,117
Development Authority of Burke County (The), Georgia Power Co. Vogtle Project, Revenue Bonds
2.15%, due 10/1/32 (g)	1,000,000	980,421
Development Authority of Burke County (The), Georgia Power Co. Vogtle Project, Revenue Bonds, First Series
2.925%, due 11/1/53 (g)	2,000,000	1,994,200
Development Authority of Burke County (The), Georgia Power Company Plant Vogtle Project, Revenue Bonds
2.25%, due 10/1/32 (g)	2,800,000	2,782,336
		8,247,074
Illinois 0.3%
Illinois Finance Authority, Presbyterian Homes Obligated Group, Revenue Bonds
Series B
1.14%, due 5/1/42 (g)	1,125,000	1,127,668
Illinois Finance Authority, Edward-Elmhurst Healthcare, Revenue Bonds
1.19%, due 1/1/46 (g)	3,500,000	3,501,536
		4,629,204
Indiana 0.4%
Indiana Finance Authority, Fulcrum Centerpoint LLC, Revenue Bonds
0.28%, due 12/15/45 (b)(g)	2,500,000	2,466,611
Indiana Finance Authority, Deaconess Health System, Revenue Bonds
Series B
0.74%, due 3/1/39 (g)	1,925,000	1,925,722
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

70	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Indiana (continued)
Indiana Finance Authority, Indianapolis Power & Light Co., Revenue Bonds
Series B
0.95%, due 12/1/38 (b)(g)	$ 2,265,000	$ 1,965,213
		6,357,546
Louisiana 0.4%
Parish of St. John the Baptist LA, Marathon Oil Corp. Project, Revenue Bonds (g)
2.125%, due 6/1/37	925,000	898,917
Series B-2
2.375%, due 6/1/37	6,525,000	6,174,898
		7,073,815
Michigan 0.7%
City of Detroit MI, Water Sewage Disposal System, Revenue Bonds
Series D, Insured: AGM
1.244%, due 7/1/32 (g)	12,500,000	12,101,575
Montana 0.4%
Montana Facility Finance Authority, Billings Clinic Obligated Group, Revenue Bonds
0.99%, due 8/15/37 (g)	5,870,000	5,872,885
Nebraska 0.4%
County of Douglas NE, Creighton University, Revenue Bonds
Series B
0.97%, due 7/1/35 (g)	6,500,000	6,522,467
Nevada 0.7%
State of Nevada Department of Business & Industry, Republic Services, Inc., Revenue Bonds
0.28%, due 12/1/26 (b)(c)(g)	12,000,000	11,985,283
New Jersey 0.4%
New Jersey Turnpike Authority, Revenue Bonds (g)
Series C-4
1.019%, due 1/1/24	3,200,000	3,214,610
	Principal Amount	Value

New Jersey (continued)
New Jersey Turnpike Authority, Revenue Bonds (g) (continued)
Series D-1
1.019%, due 1/1/24	$ 2,600,000	$ 2,611,871
		5,826,481
New York 1.9%
Metropolitan Transportation Authority, Revenue Bonds (g)
Series D-2A-1, Insured: AGM
0.738%, due 11/1/32	11,250,000	11,243,765
Series D-2A-2, Insured: AGM
0.988%, due 11/1/32	10,875,000	10,795,421
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series A-2A
0.89%, due 11/1/26 (g)	230,000	230,007
New York City Housing Development Corp., Multi-Family Housing, Revenue Bonds
Series F2, Insured: FHA 542(C)
0.60%, due 5/1/61 (g)	5,000,000	4,612,658
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series 2005B-4A
0.568%, due 1/1/32 (g)	4,407,722	4,398,997
		31,280,848
Ohio 1.6%
Ohio Air Quality Development Authority, American Electric Power Co. Project, Revenue Bonds (g)
2.10%, due 10/1/28 (b)	10,000,000	9,704,414
2.40%, due 12/1/38	5,710,000	5,312,683
2.50%, due 11/1/42 (b)	2,500,000	2,314,320
Ohio Higher Educational Facility Commission, Case Western Reserve University, Revenue Bonds
Series B
0.67%, due 12/1/42 (g)	5,500,000	5,471,162
State of Ohio, University Hospitals Health System, Inc., Revenue Bonds
Series C
0.63%, due 1/15/51 (g)	3,500,000	3,500,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Ohio (continued)
State of Ohio, Cleveland Clinic Health System Obligated Group, Revenue Bonds
0.84%, due 1/1/52 (g)	$ 120,000	$ 119,973
		26,422,552
Pennsylvania 1.3%
County of Allegheny PA, Unlimited General Obligation
Series C-59B, Insured: AGM
0.762%, due 11/1/26 (g)	815,000	810,044
Lehigh County General Purpose Authority, Muhlenberg College Project, Revenue Bonds
1.02%, due 11/1/37 (g)	13,110,000	13,093,949
Lehigh County Industrial Development Authority, PPL Electric Utilities Corp., Revenue Bonds
Series B
1.80%, due 2/15/27 (g)	330,000	329,460
Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Revenue Bonds
Series A
0.84%, due 6/1/41 (b)(g)	3,000,000	2,984,488
Pennsylvania Higher Educational Facilities Authority, Indiana University, Revenue Bonds
Series A, Insured: AGC
1.248%, due 7/1/27 (g)	2,625,000	2,583,015
University of Pittsburgh-of the Commonwealth System of Higher Education, Revenue Bonds
0.80%, due 2/15/24 (g)	2,000,000	2,006,447
		21,807,403
Rhode Island 0.4%
Rhode Island Health and Educational Building Corp., Bryant University, Revenue Bonds
1.50%, due 6/1/44 (g)	5,820,000	5,711,101
South Carolina 0.1%
Patriots Energy Group Financing Agency, Revenue Bonds
Series B
1.165%, due 10/1/48 (g)	2,180,000	2,167,583
	Principal Amount	Value

Texas 1.3%
Harris County Cultural Education Facilities Finance Corp., Baylor College of Medicine, Revenue Bonds
Series A
0.969%, due 11/15/46 (g)	$ 4,000,000	$ 3,998,026
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
1.235%, due 9/15/27 (g)	18,000,000	17,668,982
		21,667,008
Virginia 0.9%
Virginia Small Business Financing Authority, Capital Beltway Express LLC, Revenue Bonds, Sub. Lien
2.00%, due 12/31/23 (d)(g)	15,000,000	15,003,597
Washington 1.8%
County of King WA, Sewer, Revenue Bonds, Junior Lien
Series A
0.67%, due 1/1/40 (g)	20,000,000	19,960,446
Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research Center, Revenue Bonds
1.49%, due 1/1/42 (g)	9,000,000	9,029,490
		28,989,936
Total Short-Term Municipal Notes (Cost $282,362,735)		277,750,149
Total Municipal Bonds (Cost $1,620,472,930)		1,567,772,939

Long-Term Bonds 0.1%
Corporate Bonds 0.1%
Entertainment 0.1%
Smithsonian Institution
0.895%, due 9/1/22	825,000	820,301
0.974%, due 9/1/23	800,000	778,048
		1,598,349
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

72	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Services 0.0% ‡
Baptist Health Obligated Group
2.579%, due 12/1/22	$ 350,000	$ 348,455
		348,455
Total Corporate Bonds (Cost $1,975,000)		1,946,804
Total Long-Term Bonds (Cost $1,975,000)		1,946,804
Total Investments (Cost $1,622,447,930)	95.9%	1,569,719,743
Other Assets, Less Liabilities	4.1	67,669,312
Net Assets	100.0%	$ 1,637,389,055

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
(e)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
(f)	Delayed delivery security.
(g)
Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated
maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
BHAC—Berkshire Hathaway Assurance Corp.
CR—Custodial Receipts
FHA—Federal Housing Administration
ICC—Insured Custody Certificates
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
Q-SBLF—Qualified School Board Loan Fund
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,290,022,790	$ —	$ 1,290,022,790
Short-Term Municipal Notes	—	277,750,149	—	277,750,149
Total Municipal Bonds	—	1,567,772,939	—	1,567,772,939
Long-Term Bonds
Corporate Bonds	—	1,946,804	—	1,946,804
Total Corporate Bonds	—	1,946,804	—	1,946,804
Total Investments in Securities	$ —	$ 1,569,719,743	$ —	$ 1,569,719,743

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
73

Statement of Assets and Liabilities as of April 30, 2022

Assets
Investment in securities, at value (identified cost $1,622,447,930)	$1,569,719,743
Cash	48,806,712
Receivables:
Investment securities sold	21,809,165
Interest	16,877,779
Fund shares sold	12,133,747
Other assets	18,862
Total assets	1,669,366,008
Liabilities
Due to custodian	1,127,511
Payables:
Investment securities purchased	21,731,772
Fund shares redeemed	7,812,704
Manager (See Note 3)	443,875
Custodian	151,406
NYLIFE Distributors (See Note 3)	109,330
Transfer agent (See Note 3)	78,943
Shareholder communication	30,021
Professional fees	16,676
Trustees	885
Accrued expenses	1,664
Distributions payable	472,166
Total liabilities	31,976,953
Net assets	$1,637,389,055
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$175,879
Additional paid-in-capital	1,705,347,218
1,705,523,097
Total distributable earnings (loss)	(68,134,042)
Net assets	$1,637,389,055
Class A
Net assets applicable to outstanding shares	$409,721,542
Shares of beneficial interest outstanding	44,011,497
Net asset value per share outstanding	$9.31
Maximum sales charge (1.00% of offering price)	0.09
Maximum offering price per share outstanding	$9.40
Class A2
Net assets applicable to outstanding shares	$98,890,323
Shares of beneficial interest outstanding	10,610,590
Net asset value and offering price per share outstanding	$9.32
Investor Class
Net assets applicable to outstanding shares	$2,884,147
Shares of beneficial interest outstanding	308,970
Net asset value per share outstanding	$9.33
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$9.38
Class I
Net assets applicable to outstanding shares	$1,125,893,043
Shares of beneficial interest outstanding	120,948,163
Net asset value and offering price per share outstanding	$9.31
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

74	MainStay MacKay Short Term Municipal Fund

Statement of Operations for the year ended April 30, 2022

Investment Income (Loss)
Income
Interest	$20,665,026
Expenses
Manager (See Note 3)	6,814,529
Distribution/Service—Class A (See Note 3)	1,195,403
Distribution/Service—Class A2 (See Note 3)	292,427
Distribution/Service—Investor Class (See Note 3)	8,139
Transfer agent (See Note 3)	491,312
Registration	406,791
Custodian	356,427
Professional fees	188,827
Shareholder communication	55,274
Trustees	48,269
Miscellaneous	84,859
Total expenses before waiver/reimbursement	9,942,257
Expense waiver/reimbursement from Manager (See Note 3)	(293,455)
Net expenses	9,648,802
Net investment income (loss)	11,016,224
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(10,199,076)
Futures transactions	618,178
Net realized gain (loss)	(9,580,898)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(72,112,807)
Futures contracts	49,378
Net change in unrealized appreciation (depreciation)	(72,063,429)
Net realized and unrealized gain (loss)	(81,644,327)
Net increase (decrease) in net assets resulting from operations	$(70,628,103)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
75

Statements of Changes in Net Assets
for the years ended April 30, 2022 and April 30, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,016,224	$11,910,648
Net realized gain (loss)	(9,580,898)	830,757
Net change in unrealized appreciation (depreciation)	(72,063,429)	19,220,395
Net increase (decrease) in net assets resulting from operations	(70,628,103)	31,961,800
Distributions to shareholders:
Class A	(2,489,358)	(2,799,815)
Class A2	(604,316)	(186,957)
Investor Class	(7,453)	(21,980)
Class I	(11,061,272)	(10,811,576)
Total distributions to shareholders	(14,162,399)	(13,820,328)
Capital share transactions:
Net proceeds from sales of shares	1,461,111,895	2,295,244,028
Net asset value of shares issued to shareholders in reinvestment of distributions	9,157,948	8,017,943
Cost of shares redeemed	(1,744,044,217)	(894,414,936)
Increase (decrease) in net assets derived from capital share transactions	(273,774,374)	1,408,847,035
Net increase (decrease) in net assets	(358,564,876)	1,426,988,507
Net Assets
Beginning of year	1,995,953,931	568,965,424
End of year	$1,637,389,055	$1,995,953,931
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

76	MainStay MacKay Short Term Municipal Fund

Financial Highlights selected per share data and ratios

	Year Ended April 30,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$9.73	$9.54	$9.58	$9.51	$9.56
Net investment income (loss) (a)	0.04	0.06	0.13	0.12	0.10
Net realized and unrealized gain (loss)	(0.41)	0.21	(0.03)	0.07	(0.05)
Total from investment operations	(0.37)	0.27	0.10	0.19	0.05
Less distributions:
From net investment income	(0.05)	(0.08)	(0.14)	(0.12)	(0.10)
Net asset value at end of year	$9.31	$9.73	$9.54	$9.58	$9.51
Total investment return (b)	(3.81)%	2.85%	1.05%	2.04%(c)	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.63%	1.30%	1.28%	1.06%
Net expenses	0.67%	0.65%	0.69%	0.71%	0.80%
Expenses (before waiver/reimbursement)	0.67%	0.65%	0.70%	0.71%	0.84%
Portfolio turnover rate	62%(d)	28%(d)	94%(d)	96%	69%
Net assets at end of year (in 000’s)	$409,722	$503,769	$152,614	$113,023	$98,982

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended April 30,	September 30, 2020^ through April 30, 2021
Class A2	2022
Net asset value at beginning of period	$9.75	$9.70**
Net investment income (loss) (a)	0.03	0.02
Net realized and unrealized gain (loss)	(0.41)	0.07
Total from investment operations	(0.38)	0.09
Less distributions:
From net investment income	(0.05)	(0.04)
Net asset value at end of period	$9.32	$9.75
Total investment return (b)	(3.91)%	0.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.40%††
Net expenses	0.67%	0.65%††
Portfolio turnover rate (c)	62%	28%
Net assets at end of period (in 000's)	$98,890	$88,248

**	Based on the net asset value of Class A as of September 30, 2020.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
77

Financial Highlights selected per share data and ratios
	Year Ended April 30,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$9.76	$9.57	$9.61	$9.54	$9.59
Net investment income (loss) (a)	0.01	0.04	0.09	0.08	0.06
Net realized and unrealized gain (loss)	(0.42)	0.20	(0.02)	0.07	(0.05)
Total from investment operations	(0.41)	0.24	0.07	0.15	0.01
Less distributions:
From net investment income	(0.02)	(0.05)	(0.11)	(0.08)	(0.06)
Net asset value at end of year	$9.33	$9.76	$9.57	$9.61	$9.54
Total investment return (b)	(4.19)%	2.64%	0.61%	1.56%	0.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.41%	0.98%	0.81%	0.60%
Net expenses	0.99%	0.98%	1.09%	1.18%	1.26%
Expenses (before waiver/reimbursement)	1.24%	1.25%	1.28%	1.30%	1.36%
Portfolio turnover rate	62%(c)	28%(c)	94%(c)	96%	69%
Net assets at end of year (in 000's)	$2,884	$3,608	$4,158	$3,834	$3,366

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended April 30,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$9.73	$9.54	$9.58	$9.51	$9.56
Net investment income (loss) (a)	0.06	0.09	0.15	0.15	0.13
Net realized and unrealized gain (loss)	(0.40)	0.21	(0.02)	0.07	(0.05)
Total from investment operations	(0.34)	0.30	0.13	0.22	0.08
Less distributions:
From net investment income	(0.08)	(0.11)	(0.17)	(0.15)	(0.13)
Net asset value at end of year	$9.31	$9.73	$9.54	$9.58	$9.51
Total investment return (b)	(3.55)%	3.12%	1.34%	2.34%	0.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%	0.89%	1.58%	1.61%	1.36%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.50%
Expenses (before waiver/reimbursement)	0.42%	0.40%	0.45%	0.45%	0.59%
Portfolio turnover rate	62%(c)	28%(c)	94%(c)	96%	69%
Net assets at end of year (in 000’s)	$1,125,893	$1,400,328	$412,193	$337,116	$157,945

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

78	MainStay MacKay Short Term Municipal Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Term Municipal Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Class A2	September 30, 2020
Investor Class	February 28, 2008
Class I	January 2, 1991
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class A2 shares are offered at NAV without an initial sales charge, although a 0.50% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class A2 shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the
79

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation

80	MainStay MacKay Short Term Municipal Fund

methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures
81

Notes to Financial Statements (continued)
contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. As of April 30, 2022, the Fund did not hold any open futures contracts.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(J) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately 18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond

82	MainStay MacKay Short Term Municipal Fund

holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2022, 66.7% of the Puerto Rico municipal securities held by the Fund were insured.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$618,178	$618,178
Total Net Realized Gain (Loss)	$618,178	$618,178

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$49,378	$49,378
Total Net Change in Unrealized Appreciation (Depreciation)	$49,378	$49,378

Average Notional Amount	Total
Futures Contracts Short (a)	$(30,697,266)

(a)	Positions were open for eight months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended April 30, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective August 31, 2021, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% on assets up to $1 billion; and 0.33% on assets from $1 billion up to $5 billion; and 0.32% on assets over $5 billion. During the year ended April 30, 2022, the effective management fee rate was 0.34% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to August 31, 2021, pursuant to the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% on assets up to $1 billion; and 0.33% on assets over $1 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.70%, Class A2, 0.70% and Class I, 0.40%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class shares. This agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $6,814,529 and waived fees and/or
83

Notes to Financial Statements (continued)
reimbursed expenses in the amount of $293,455 and paid the Subadvisor fees of $3,260,814.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Class A2 and Investor Class Plans, the Distributor receives a monthly fee from Class A, Class A2 and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A, Class A2 and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A, Class A2 and Investor Class shares during the year ended April 30, 2022, were $7,962, $38 and $159, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class A2 shares during the year ended April 30, 2022, of $177,899 and $36,430.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$113,164	$—
Class A2	26,759	—
Investor Class	19,361	(8,642)
Class I	332,028	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$15,842,049	3.9%
Class A2	24,223	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,625,410,158	$472,555	$(56,162,970)	$(55,690,415)

84	MainStay MacKay Short Term Municipal Fund

As of April 30, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$431,095	$(12,402,555)	$(472,167)	$(55,690,415)	$(68,134,042)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to premium amortization, and wash sale adjustments.
As of April 30, 2022, for federal income tax purposes, capital loss carryforwards of $12,402,555, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$7,173	$5,229
During the years ended April 30, 2022 and April 30, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$1,474,609	$1,542,687
Exempt Interest Dividends	12,687,790	12,277,641
Total	$14,162,399	$13,820,328
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $1,124,740 and $1,294,440, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended April 30, 2022 and April 30, 2021, were as follows:
85

Notes to Financial Statements (continued)

Class A	Shares	Amount
Year ended April 30, 2022:
Shares sold	25,468,868	$246,761,379
Shares issued to shareholders in reinvestment of distributions	157,184	1,513,215
Shares redeemed	(33,406,373)	(322,275,514)
Net increase (decrease) in shares outstanding before conversion	(7,780,321)	(74,000,920)
Shares converted into Class A (See Note 1)	41,919	402,782
Shares converted from Class A (See Note 1)	(261)	(2,536)
Net increase (decrease)	(7,738,663)	$(73,600,674)
Year ended April 30, 2021:
Shares sold	55,435,393	$537,590,830
Shares issued to shareholders in reinvestment of distributions	191,613	1,858,325
Shares redeemed	(19,979,365)	(194,022,412)
Net increase (decrease) in shares outstanding before conversion	35,647,641	345,426,743
Shares converted into Class A (See Note 1)	108,609	1,052,998
Shares converted from Class A (See Note 1)	(359)	(3,489)
Net increase (decrease)	35,755,891	$346,476,252

Class A2	Shares	Amount
Year ended April 30, 2022:
Shares sold	8,256,657	$80,252,982
Shares issued to shareholders in reinvestment of distributions	62,731	604,025
Shares redeemed	(6,763,650)	(64,920,522)
Net increase (decrease)	1,555,738	$15,936,485
Year ended April 30, 2021:
Shares sold	9,675,519	$94,128,477
Shares issued to shareholders in reinvestment of distributions	19,140	186,379
Shares redeemed	(639,807)	(6,236,428)
Net increase (decrease)	9,054,852	$88,078,428

Investor Class	Shares	Amount
Year ended April 30, 2022:
Shares sold	125,760	$1,214,335
Shares issued to shareholders in reinvestment of distributions	750	7,255
Shares redeemed	(145,542)	(1,409,867)
Net increase (decrease) in shares outstanding before conversion	(19,032)	(188,277)
Shares converted into Investor Class (See Note 1)	261	2,536
Shares converted from Investor Class (See Note 1)	(41,789)	(402,782)
Net increase (decrease)	(60,560)	$(588,523)
Year ended April 30, 2021:
Shares sold	236,452	$2,296,983
Shares issued to shareholders in reinvestment of distributions	2,190	21,279
Shares redeemed	(195,773)	(1,902,517)
Net increase (decrease) in shares outstanding before conversion	42,869	415,745
Shares converted into Investor Class (See Note 1)	358	3,489
Shares converted from Investor Class (See Note 1)	(108,281)	(1,052,998)
Net increase (decrease)	(65,054)	$(633,764)

Class I	Shares	Amount
Year ended April 30, 2022:
Shares sold	117,202,202	$1,132,883,199
Shares issued to shareholders in reinvestment of distributions	730,370	7,033,453
Shares redeemed	(140,847,545)	(1,355,438,314)
Net increase (decrease)	(22,914,973)	$(215,521,662)
Year ended April 30, 2021:
Shares sold	171,313,052	$1,661,227,738
Shares issued to shareholders in reinvestment of distributions	613,419	5,951,960
Shares redeemed	(71,268,307)	(692,253,579)
Net increase (decrease)	100,658,164	$974,926,119
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.

86	MainStay MacKay Short Term Municipal Fund

Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
Effective May 2, 2022, Class R6 shares of the Fund are now available for purchase.
87

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Short Term Municipal Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 27, 2022

88	MainStay MacKay Short Term Municipal Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Short Term Municipal Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life
89

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s

90	MainStay MacKay Short Term Municipal Fund

investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
91

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

92	MainStay MacKay Short Term Municipal Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
93

Federal Income Tax
Information (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 89.6% of the ordinary income dividends paid during its fiscal year ended April 30, 2022 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

94	MainStay MacKay Short Term Municipal Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Funds. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78
MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since
April 2021

*
This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
Interested Trustee
95

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78
MainStay VP Funds Trust: Trustee since
2016, Advisory Board Member (June
2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2016,
Advisory Board Member (June 2015 to
December 2015);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; VanEck Vectors Group of
Exchange-Traded Funds: Independent
Chairman of the Board of Trustees since
2008 and Trustee since 2006 (56
portfolios); and Berea College of
Kentucky: Trustee since 2009, Chair of
the Investment Committee since 2018

Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78
MainStay VP Funds Trust: Chairman since
January 2017 and Trustee since 2007
(31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Chairman since 2017
and Trustee since 2011;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; and Legg Mason Partners Funds:
Trustee since 1991 (45 portfolios)

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78
MainStay VP Funds Trust: Trustee since
2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

Richard H. Nolan, Jr. 1946****	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78
MainStay VP Funds Trust: Trustee since
2006 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

Independent Trustees

96	MainStay MacKay Short Term Municipal Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78
MainStay VP Funds Trust: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021) (31
Portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
Two Harbors Investment Corp.: Member
since 2018, Chair of the Special
Committee since 2019;
Rhode Island School of Design: Director
and Chair of the Finance Committee
since 2015; and
Blue Cross Blue Shield of Rhode Island:
Director since 2019

Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78
MainStay VP Funds Trust: Trustee since
2016, Advisory Board Member (June
2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2016,
Advisory Board Member (June 2015 to
December 2015);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; Partners in Health: Trustee since
2019; Allstate Corporation: Director since
2015; and MSCI, Inc.: Director since
2017

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78
MainStay VP Funds Trust: Trustee since
2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and MainStay CBRE Global Infrastructure
Megatrends Fund; Trustee since June
2021

**
Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***
Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****
Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
97

Board of Trustees and Officers (Unaudited) (continued)

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017
Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment
Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of
Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC;
Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017;
Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ
Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal
Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global
Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development
(2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment
Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009
Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal
Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since
2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends
Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC
(2008 to 2012)

J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010
Managing Director and Associate General Counsel, New York Life Investment Management LLC since
2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities
Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure
Megatrends Fund since 2021

Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009
Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since
2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund
since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure
Megatrends Fund since 2021

Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020
Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New
York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief
Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and
Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust
(since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and
Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice
President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm
Municipal Opportunities Fund (since June 2021 and 2014 to 2020) and MainStay CBRE Global
Infrastructure Megatrends Fund (since 2021); Assistant Secretary, MainStay Funds, MainStay Funds
Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal
Opportunities Fund (2011 to 2014)

*
The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**
Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*

98	MainStay MacKay Short Term Municipal Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2. This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4. Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5.  An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737605MS086-22
MSSTM11-06/22
(NYLIM) NL230

MainStay MacKay Strategic Municipal Allocation Fund
(formerly known as MainStay MacKay Intermediate Tax Free Bond Fund)

 Message from the President and Annual Report
April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The 12-month reporting period ended April 30, 2022, started on a generally positive note. Despite a new wave of COVID-19 infections that disrupted life and commerce, financial markets were buoyed during the spring and summer of 2021 by economic recovery and the widespread availability of vaccines. Most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. As the period progressed, however, inflation began to creep up in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Bond prices slid as interest rates rose, and equity markets faltered. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
Despite the market decline that greeted the first four months of 2022, the S&P 500® Index, a widely regarded benchmark of market performance, remained in modestly positive territory for the 12-month reporting period. Some market sectors benefited from the prevailing conditions, with energy stocks soaring and value-oriented shares broadly gaining ground. In addition to energy, leading sectors included utilities and consumer staples. On the other hand, the information technology, financials and consumer discretionary sectors were subject to particularly sharp losses. Small- and mid-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as India and Indonesia, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated significant interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Year-Ended April 30, 2022
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	6/28/2019	-10.74%	-1.15%	0.98%
		Excluding sales charges		-6.54	0.47	0.98
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	6/28/2019	-10.42	-1.36	1.24
		Excluding sales charges		-6.69	0.25	1.24
Class C Shares	Maximum 1% CDSC	With sales charges	6/28/2019	-8.03	-0.04	1.49
	if redeemed Within One Year of Purchase	Excluding sales charges		-7.12	-0.04	1.49
Class I Shares	No Sales Charge		6/28/2019	-6.43	0.63	0.76
Class R6 Shares	No Sales Charge		6/28/2019	-6.41	0.65	0.77

1.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Since Inception
Bloomberg Municipal Bond Index 1-15 Yr Blend[1]	-6.80%	-0.06%
Morningstar Muni National Intermediate Category Average[2]	-7.32	-0.22

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.
The Bloomberg Municipal Bond Index 1-15 Yr Blend is the Fund's primary broad-based securities-market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

2.
The Morningstar Municipal National Intermediate Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. To lower risk, these portfolios spread their assets across many states and sectors.
These portfolios have durations of 4.0 to 6.0 years (or average maturities of five to 12 years). Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Strategic Municipal Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Strategic Municipal Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$933.10	$3.69	$1,020.98	$3.86	0.77%
Investor Class Shares	$1,000.00	$933.30	$4.31	$1,020.33	$4.51	0.90%
Class C Shares	$1,000.00	$930.20	$5.70	$1,018.89	$5.96	1.19%
Class I Shares	$1,000.00	$933.20	$2.49	$1,022.22	$2.61	0.52%
Class R6 Shares	$1,000.00	$933.30	$2.40	$1,022.32	$2.51	0.50%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

Illinois	13.4%
California	8.8
New York	8.4
Florida	6.2
Texas	5.0
Pennsylvania	4.2
Michigan	4.1
Utah	3.8
Missouri	2.7
Colorado	2.5
Washington	2.5
Georgia	2.1
Nebraska	2.0
Puerto Rico	1.9
Alabama	1.8
Louisiana	1.8
Guam	1.7
Minnesota	1.6
Wisconsin	1.2
Indiana	1.2
Rhode Island	1.2
New Mexico	1.1
U.S. Virgin Islands	1.0%
Mississippi	0.9
Maryland	0.8
Ohio	0.8
Idaho	0.7
North Carolina	0.7
New Jersey	0.7
Arizona	0.7
Montana	0.7
Nevada	0.6
Kansas	0.6
New Hampshire	0.5
Connecticut	0.4
South Carolina	0.3
Alaska	0.3
North Dakota	0.2
Wyoming	0.2
Hawaii	0.1
Other Assets, Less Liabilities	10.6
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Michigan Finance Authority, 4.00%-5.00%, due 2/1/27–6/1/34
2.	Illinois Finance Authority, 4.00%-5.00%, due 10/15/22–10/1/38
3.	California Municipal Finance Authority, 5.00%, due 5/15/26–5/15/36
4.	Minneapolis Special School District No. 1, 5.00%, due 2/1/28–2/1/31
5.	State of Illinois, 5.00%-5.50%, due 12/1/25–5/1/39
6.	Metropolitan Transportation Authority, 5.00%, due 11/15/29–11/15/42
7.	Cook County Township High School District No. 220 Reavis, 5.00%, due 12/1/29
8.	Florida Development Finance Corp., 5.00%, due 6/15/31–2/1/37
9.	City of Kansas City MO, 5.00%, due 9/1/25
10.	New York State Urban Development Corp., 3.00%-5.00%, due 3/15/36–3/15/40

8	MainStay MacKay Strategic Municipal Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, John Lawlor and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Strategic Municipal Allocation Fund perform relative to its benchmark and peer group during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022, Class I shares of MainStay MacKay Strategic Municipal Allocation Fund returned −6.43%, outperforming the −6.80% return of the Fund’s benchmark, the Bloomberg Municipal Bond Index 1–15 Year Blend (the “Index”). Over the same period, Class I shares also outperformed the −7.32% return of the Morningstar Muni National Intermediate Category Average. 1
Were there any changes to the Fund during the reporting period?
At meetings held on September 28-29, 2021, the Board of Trustees of MainStay Funds Trust considered and approved changing the Fund’s name and modifying the Fund’s principal investment strategies and investment process. These changes were effective on November 30, 2021. For more information refer to the supplement dated September 30, 2021.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund outperformed the Index due, in part, to security selection. The Fund’s underweight exposure to bonds rated AAA and AA also made a positive contribution to relative performance.2 (Contributions take weightings and total returns into account.) From a geographic perspective, holdings from the states of California and Massachusetts aided relative results. Conversely, bonds maturing 14 years and over detracted from relative returns.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the last four months of the reporting period, municipal bond yields rose sharply with rising interest rates. The market began to sell off due to higher inflation and the expectation, and subsequent confirmation, that the U.S. Federal Reserve would seek to tighten monetary conditions at a faster pace than previous expected. This contributed to a flattening of the municipal yield curve3 as short-term yields rose more than longer-term yields. The municipal market began to see record high outflows and this tighter liquidity, combined with the rise in rates, led to negative absolute performance across all sectors.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund held U.S. Treasury futures to hedge its duration4 relative to the Index. This position contributed positively to the performance of the Fund.
What was the Fund’s duration strategy during the reporting period?
As relative value investors, the team aims to maintain the Fund’s duration within a neutral range relative to that of the Index. As of October 31, 2021, the Fund's modified duration to worst5 was 4.33 years while the benchmark’s modified duration to worst was 4.17 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, the Fund’s positions in prerefunded/ETM (escrowed to maturity), state general obligation and industry development revenue/pollution control revenue bonds contributed positively to relative results. Meanwhile, positions in education and hospital detracted from relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund remained focused on diversification and liquidity, so no individual purchase or sale would have been considered
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
5.
An obligation rated ‘BB’ by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

significant, although sector overweights and security structure, in their entirety, did have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margin, the Fund increased sector exposure to leasing and education. From a geographic perspective, exposure to Michigan and Texas also increased. Exposure to credits rated AAA and AA rose as well.
Conversely, the Fund decreased sector exposure to transportation and special tax, along with state exposure to New Jersey and Illinois. Across the credit spectrum, the Fund decreased exposure to bonds rated A.6
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held an overweight position relative to the Index in the education and hospital sectors, as well as holdings from the state of Illinois. As of the same date, the Fund held underweight exposure to the state general obligation and prerefunded/ETM sectors, and to holdings from California and New York.
6.
An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Strategic Municipal Allocation Fund

Portfolio of Investments April 30, 2022†

	Principal Amount	Value
Municipal Bonds 89.4%
Long-Term Municipal Bonds 87.5%
Alabama 1.1%
Chilton County Health Care Authority, Sales Tax, Chilton County Hospital Project, Revenue Bonds
Series A
5.00%, due 11/1/28	$ 200,000	$ 214,069
Montgomery County Public Facilities Authority, Revenue Bonds
Series A
4.00%, due 3/1/37	675,000	688,134
Prichard Water Works & Sewer Board, Revenue Bonds
2.375%, due 11/1/28	205,000	157,158
		1,059,361
Alaska 0.3%
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/28	250,000	257,359
Arizona 0.7%
Arizona Industrial Development Authority, Ball Charter Schools Projet, Revenue Bonds
2.65%, due 7/1/26	100,000	95,609
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC, Revenue Bonds
5.00%, due 11/1/23	250,000	259,068
5.00%, due 11/1/25	340,000	362,633
		717,310
California 8.3%
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
5.00%, due 6/1/30	250,000	274,206
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Revenue Bonds
Series A
4.00%, due 8/15/40	500,000	501,395
	Principal Amount	Value

California (continued)
California Municipal Finance Authority, UCR North District Phase I Student Housing Project, Revenue Bonds
Insured: BAM
5.00%, due 5/15/26	$ 500,000	$ 535,886
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
Insured: BAM
5.00%, due 5/15/36	1,000,000	1,083,093
California Public Finance Authority, Enso Village Project, Revenue Bonds
Series B-3
2.125%, due 11/15/27 (a)	250,000	237,324
California School Finance Authority, Sonoma County Junior College District Project, Revenue Bonds
Series A
4.00%, due 11/1/41	240,000	220,083
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series A
4.00%, due 9/2/26	260,000	261,433
California Statewide Communities Development Authority, CHF-Irvine LLC, Revenue Bonds
Insured: BAM
4.00%, due 5/15/36	290,000	293,953
City of Los Angeles CA, Department of Airports, Revenue Bonds
5.00%, due 5/15/32 (b)	650,000	707,967
City of Vernon CA, Electric System, Revenue Bonds
Series A
5.00%, due 10/1/24	250,000	261,145
Coast Community College District, Election 2012, Unlimited General Obligation
Series D
5.00%, due 8/1/36	750,000	842,532
Hercules Redevelopment Agency Successor Agency, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/37	500,000	554,745
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Merced City School District, Election 2014, Unlimited General Obligation
Insured: AGM
4.00%, due 8/1/46	$ 340,000	$ 339,914
Mount Diablo Unified School District, Unlimited General Obligation
Series B
4.00%, due 8/1/28	600,000	641,639
Ravenswood City School District, Election 2018, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/36 (c)	360,000	400,002
Riverside County Community Facilities District, No. 07-2, Special Tax
Insured: AGM
4.00%, due 9/1/40	200,000	204,069
Roseville Joint Union High School District, School Financing Project, Certificate of Participation
Insured: BAM
2.125%, due 6/1/35	425,000	342,025
State of California, Unlimited General Obligation
4.00%, due 3/1/36	440,000	454,033
		8,155,444
Colorado 2.5%
Colorado Educational & Cultural Facilities Authority, Northeast Campus Project, Revenue Bonds
Insured: Moral Obligation State Intercept
4.00%, due 8/1/23	50,000	51,014
Insured: Moral Obligation State Intercept
4.00%, due 8/1/24	50,000	51,477
Colorado Educational & Cultural Facilities Authority, New Vision Charter School, Revenue Bonds
Series A, Insured: Moral Obligation
4.00%, due 6/1/25	460,000	475,441
Colorado Educational & Cultural Facilities Authority, Aspen View Academy Project, Revenue Bonds
4.00%, due 5/1/27	70,000	70,044
	Principal Amount	Value

Colorado (continued)
Colorado Health Facilities Authority, Aberdeen Ridge, Inc. Obligated Group, Revenue Bonds
Series B-3
2.125%, due 5/15/28	$ 250,000	$ 233,525
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1
4.00%, due 8/1/44	250,000	238,866
Colorado Health Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-2
5.00%, due 8/1/33	90,000	98,261
Series A-1
5.00%, due 8/1/34	75,000	81,780
Series A-1
5.00%, due 8/1/35	105,000	114,362
Crystal Valley Metropolitan District No. 2, Limited General Obligation
Series A, Insured: AGM
4.00%, due 12/1/36	500,000	525,833
Sierra Ridge Metropolitan District No. 2, Limited General Obligation
Insured: AGM
4.00%, due 12/1/46	500,000	511,939
		2,452,542
Connecticut 0.4%
University of Connecticut, Revenue Bonds
Series A, Insured: BAM
5.00%, due 1/15/37	385,000	415,858
Florida 6.2%
CFM Community Development District, Capital Improvement, Special Assessment
2.875%, due 5/1/31	100,000	89,309
City of Pompano Beach FL, John Knox Village Projet, Revenue Bonds
Series B-2
1.45%, due 1/1/27	250,000	225,913
Cobblestone Community Development District, Assessment Area Two, Special Assessment
Series 2
3.40%, due 5/1/27 (a)	160,000	152,550
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Osceola FL, Transportation, Revenue Bonds
Series A-1
5.00%, due 10/1/31	$ 350,000	$ 381,057
East Nassau Stewardship District, Special Assessment
2.40%, due 5/1/26	50,000	47,215
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A
5.00%, due 6/15/31	515,000	538,366
Florida Development Finance Corp., UF Health Jacksonville Project, Revenue Bonds
Series A
5.00%, due 2/1/37	500,000	541,217
Florida Municipal Power Agency, Revenue Bonds
Series A
3.00%, due 10/1/33	100,000	95,488
Harbor Bay Community Development District, Special Assessment
Series A-1
3.10%, due 5/1/24	385,000	382,395
Series A-2
3.10%, due 5/1/24	290,000	288,049
Hillsborough County Aviation Authority, Tampa International Airport, Revenue Bonds
Series B
4.00%, due 10/1/39	640,000	654,608
Laurel Road Community Development District, Special Assessment
Series A2
3.125%, due 5/1/31	235,000	209,141
Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida, Revenue Bonds
Series B
4.00%, due 11/15/46	600,000	567,531
Palm Coast Park Community Development District, Spring Lake Tracts 2 and 3, Special Assessment
2.40%, due 5/1/26	100,000	91,543
	Principal Amount	Value

Florida (continued)
Pinellas County Industrial Development Authority, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project, Revenue Bonds
5.00%, due 7/1/29	$ 500,000	$ 519,598
Preston Cove Community Development District, Special Assessment
3.25%, due 5/1/27	170,000	159,628
Reunion East Community Development District, Series 2021 Project, Special Assessment
2.85%, due 5/1/31	100,000	86,085
Reunion West Community Development District, Special Assessment
3.00%, due 5/1/36	100,000	85,959
Rolling Hills Community Development District, Special Assessment
Series A-2
3.65%, due 5/1/32	200,000	182,356
State of Florida, Unlimited General Obligation
Series C
4.00%, due 6/1/30	500,000	501,112
Verano No. 3 Community Development District, Special Assessment
2.375%, due 5/1/26	50,000	46,569
Watergrass Community Development District II, Special Assessment
2.50%, due 5/1/31	100,000	83,662
Windward at Lakewood Ranch Community Development District, Phase 2 Project, Special Assessment
3.625%, due 5/1/32	135,000	124,855
		6,054,206
Georgia 2.1%
Atlanta Urban Redevelopment Agency, BeltLine Special Service District, Revenue Bonds
2.875%, due 7/1/31 (a)	250,000	227,696
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
5.00%, due 7/1/22	500,000	502,931
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
DeKalb Private Hospital Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series B
4.00%, due 7/1/38	$ 820,000	$ 832,964
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
5.00%, due 1/1/38	500,000	546,196
		2,109,787
Guam 1.7%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	500,000	517,093
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/34	385,000	390,414
Territory of Guam, Revenue Bonds
Series F
4.00%, due 1/1/36	400,000	375,180
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
5.00%, due 11/15/27	365,000	387,912
		1,670,599
Hawaii 0.1%
Kauai County Community Facilities District, Kukui'ula Development Project, Special Tax
4.00%, due 5/15/26	80,000	81,311
Idaho 0.7%
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	370,000	391,470
Idaho Housing & Finance Association, Revenue Bonds
Series A
5.00%, due 7/15/33	250,000	285,817
		677,287
	Principal Amount	Value

Illinois 13.4%
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/25	$ 500,000	$ 442,197
Chicago Board of Education, Unlimited General Obligation
Series B
5.00%, due 12/1/31	500,000	530,765
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien
Series C
5.00%, due 1/1/28	200,000	214,697
Series C
5.00%, due 1/1/34	250,000	266,311
Chicago Park District, Limited General Obligation
Series C
5.00%, due 1/1/23	500,000	510,160
Series B
5.00%, due 1/1/24	500,000	520,834
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien
Insured: AGM-CR
5.00%, due 1/1/31	500,000	519,421
City of Chicago IL, Unlimited General Obligation
Series A
5.00%, due 1/1/33	420,000	449,198
Series A
5.00%, due 1/1/34	500,000	533,140
Cook County Township High School District No. 220 Reavis, Unlimited General Obligation
Insured: BAM
5.00%, due 12/1/29	1,000,000	1,139,548
Illinois Finance Authority, Washington and Jane Smith Home (The), Revenue Bonds
4.00%, due 10/15/22	160,000	160,677
4.00%, due 10/15/23	205,000	207,071
4.00%, due 10/15/24	215,000	217,399
Illinois Finance Authority, Acero Charter Schools, Inc., Revenue Bonds
4.00%, due 10/1/33 (a)	250,000	236,577
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, University of Chicago (The), Revenue Bonds
Series A
4.00%, due 10/1/38	$ 750,000	$ 760,724
Illinois Finance Authority, Carle Foundation (The), Revenue Bonds
Series A
5.00%, due 8/15/34	250,000	278,805
Kankakee County School District No. 111 Kankakee, Limited General Obligation
Insured: BAM
4.00%, due 1/1/23	265,000	268,706
Lake County Consolidated High School District No. 120, Revenue Bonds
1.50%, due 12/1/23	850,000	828,631
Metropolitan Pier & Exposition Authority, Mccormick Place Expansion Project, Revenue Bonds
3.00%, due 6/15/24	250,000	249,995
Peoria County Community Unit School District No. 323, Unlimited General Obligation
4.00%, due 4/1/28	250,000	267,213
Regional Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
5.50%, due 7/1/24	160,000	170,735
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series A
5.00%, due 1/1/30	500,000	558,654
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 6/1/29	555,000	621,766
Sangamon Logan & Menard Counties Community Unit School Dist No. 15 Williamsville, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 12/1/34	250,000	281,882
Southwestern Illinois Development Authority, Southwestern Illinois Flood Prevention District Council, Revenue Bonds
4.00%, due 4/15/33	525,000	537,046
	Principal Amount	Value

Illinois (continued)
State of Illinois, Unlimited General Obligation
Series A
5.00%, due 12/1/25	$ 250,000	$ 265,527
Series A
5.00%, due 12/1/26	500,000	536,487
5.50%, due 5/1/39	500,000	544,320
Village of Mundelein IL, Unlimited General Obligation
Insured: AGM
4.00%, due 12/15/39	250,000	258,362
Winnebago-Boone Etc Counties Community College District No. 511, Rock Valley College, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 1/1/27	700,000	767,554
		13,144,402
Indiana 1.2%
Elkhart County Building Corp., Revenue Bonds
Insured: BAM State Intercept
4.00%, due 12/1/32	500,000	530,458
Indiana Finance Authority, CWA Authority, Inc., Revenue Bonds, Second Lien
Insured: BAM
4.00%, due 10/1/40	250,000	263,780
Indiana Finance Authority, Revenue Bonds, Second Lien
Insured: BAM
5.00%, due 10/1/35	100,000	115,907
Muncie Sanitary District, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/29	250,000	281,504
		1,191,649
Kansas 0.6%
Wyandotte County Unified School District No. 500, Kansas City, Unlimited General Obligation
Series A
4.125%, due 9/1/37	575,000	609,465
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Louisiana 1.8%
City of Shreveport LA, Water & Sewer, Revenue Bonds
Series B, Insured: BAM
5.00%, due 12/1/32	$ 920,000	$ 1,005,428
Jefferson Parish Consolidated Sewerage District No. 1, Revenue Bonds
Insured: BAM
4.00%, due 2/1/39	260,000	266,533
Louisiana Public Facilities Authority, Loyola University Project, Revenue Bonds
4.00%, due 10/1/41	475,000	465,306
		1,737,267
Maryland 0.8%
County of Frederick MD, Urbana Community Development Authority, Special Tax, Senior Lien
Series A
4.00%, due 7/1/34	500,000	519,026
State of Maryland, Unlimited General Obligation
Series A
5.00%, due 3/15/32	225,000	259,715
		778,741
Michigan 4.1%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/28	240,000	258,122
City of Saginaw MI, Water Supply System, Revenue Bonds
Insured: AGM
4.00%, due 7/1/22	215,000	215,938
Insured: AGM
4.00%, due 7/1/23	250,000	255,247
Michigan Finance Authority, Lawrence Technological University, Revenue Bonds
4.00%, due 2/1/27	185,000	188,989
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/34	500,000	507,559
Michigan Finance Authority, BHSH System Obligated Group, Revenue Bonds
5.00%, due 4/15/29	1,000,000	1,119,080
	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, Public Lighting Authority Local Project, Revenue Bonds
5.00%, due 7/1/31	$ 100,000	$ 102,565
Michigan Mathematics & Science Initiative, Revenue Bonds
4.00%, due 1/1/31	145,000	141,261
Summit Academy North, Michigan Public School Academy, Revenue Bonds
2.25%, due 11/1/26	250,000	228,727
Wayne-Westland Community Schools, Unlimited General Obligation
Insured: Q-SBLF
4.00%, due 11/1/38	500,000	522,839
Wyoming Public Schools, Unlimited General Obligation
Series III, Insured: AGM
4.00%, due 5/1/41 (c)	500,000	507,654
		4,047,981
Minnesota 1.6%
City of Independence MN, Global Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/41	280,000	248,450
Minneapolis Special School District No. 1, School Building, Unlimited General Obligation
Series B, Insured: SD CRED PROG
5.00%, due 2/1/28	460,000	519,407
Minneapolis Special School District No. 1, Long Term Facilities Maintenance, Unlimited General Obligation
Series B, Insured: SD CRED PROG
5.00%, due 2/1/31	750,000	838,084
		1,605,941
Mississippi 0.9%
Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Project, Revenue Bonds
5.00%, due 1/1/34	810,000	894,433
Missouri 2.7%
City of Kansas City MO, Main Streetcar Extension Project, Revenue Bonds
Series C
5.00%, due 9/1/25	1,000,000	1,074,251
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
City of St Louis MO, Airport, Revenue Bonds
5.00%, due 7/1/36 (b)	$ 725,000	$ 777,872
St. Louis School District, Unlimited General Obligation
Insured: BAM
4.00%, due 4/1/23	750,000	762,246
		2,614,369
Montana 0.7%
County of Gallatin MT, Bozeman Fiber Project, Revenue Bonds (a)
Series A
4.00%, due 10/15/32	300,000	276,758
Series A
4.00%, due 10/15/36	300,000	267,370
Fergus County School District No. 1, Unlimited General Obligation
Insured: BAM
4.00%, due 7/1/36	100,000	105,787
		649,915
Nebraska 2.0%
Ashland-Greenwood Public Schools, Unlimited General Obligation
Insured: AGM
4.00%, due 12/15/33	735,000	795,194
Central Plains Energy Project, Nebraska Gas Project No. 4, Revenue Bonds
5.00%, due 3/1/50 (d)	900,000	923,675
Southeast Community College Area, Revenue Bonds
Insured: AGM
4.00%, due 3/15/42	200,000	203,589
		1,922,458
Nevada 0.6%
City of Las Vegas NV, Special Improvement District No. 816, Special Assessment
2.00%, due 6/1/24	150,000	145,891
Henderson Local Improvement Districts, Special Assessment
2.00%, due 9/1/25	175,000	166,606
	Principal Amount	Value

Nevada (continued)
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
5.00%, due 7/1/43	$ 250,000	$ 273,429
		585,926
New Hampshire 0.5%
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds
Series A
4.00%, due 4/1/30 (b)	500,000	504,504
New Jersey 0.7%
Atlantic County Improvement Authority (The), Stockton University-Atlantic City Campus Phase II Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/35	200,000	227,035
Essex County Improvement Authority, North Star Academy Charter School Project, Revenue Bonds
4.00%, due 7/15/30 (a)	250,000	246,618
Passaic Valley Sewerage Commission, Revenue Bonds
Series J, Insured: AGM
3.00%, due 12/1/32	250,000	234,886
		708,539
New Mexico 1.1%
City of Santa Fe NM, El Castillo Retirement Residences Project, Revenue Bonds
2.25%, due 5/15/24	300,000	295,069
New Mexico Hospital Equipment Loan Council, La Vida Expansion Project, Revenue Bonds
Series C
2.25%, due 7/1/23	750,000	747,260
		1,042,329
New York 8.4%
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
4.00%, due 6/1/29	405,000	399,099
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
City of Yonkers NY, Limited General Obligation
Series B, Insured: BAM State Aid Withholding
5.00%, due 10/15/23 (c)	$ 300,000	$ 309,678
Hempstead Union Free School District, Unlimited General Obligation
Series B, Insured: State Aid Withholding
1.00%, due 7/13/22	250,000	249,776
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A, Insured: AGM
4.00%, due 2/15/47	540,000	550,475
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A1
5.00%, due 11/15/29	500,000	531,912
Metropolitan Transportation Authority, Revenue Bonds
Series C
5.00%, due 11/15/38	250,000	255,156
Series C
5.00%, due 11/15/42	500,000	509,799
Monroe County Industrial Development Corp., Rochester Regional Health Project, Revenue Bonds
4.00%, due 12/1/36	375,000	369,969
New York City Municipal Water Finance Authority, New York City Water & Sewer System, Revenue Bonds
Series AA-1
5.00%, due 6/15/48	305,000	337,730
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series E-1
5.00%, due 2/1/43	750,000	805,124
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	500,000	469,574
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds
Series A
2.75%, due 11/15/41	370,000	295,016
	Principal Amount	Value

New York (continued)
New York Liberty Development Corp., Revenue Bonds
Series 1WTC
4.00%, due 2/15/43	$ 250,000	$ 251,394
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/37	250,000	253,333
New York State Thruway Authority, Revenue Bonds
Series L
5.00%, due 1/1/32	250,000	275,233
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series E
3.00%, due 3/15/40	250,000	218,494
Series A
5.00%, due 3/15/36	750,000	836,128
New York Transportation Development Corp., John F. kennedy International Airport Project, Revenue Bonds
5.00%, due 12/1/27	500,000	537,605
Port Authority of New York & New Jersey, Revenue Bonds
Series 217
4.00%, due 11/1/41	500,000	502,124
Triborough Bridge & Tunnel Authority, Revenue Bonds, Senior Lien
Series A-2
2.00%, due 5/15/45 (d)	250,000	241,648
		8,199,267
North Carolina 0.7%
North Carolina Medical Care Commission, Lutheran Services for the Aging, Revenue Bonds
Series A
3.00%, due 3/1/23	150,000	148,930
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
5.00%, due 2/1/24	500,000	519,104
		668,034
North Dakota 0.2%
City of Grand Forks ND, Altru Health System Obligated Group, Revenue Bonds
4.00%, due 12/1/38	250,000	248,626
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio 0.8%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron, Revenue Bonds
Series A
5.00%, due 11/15/30 (c)	$ 100,000	$ 112,657
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Revenue Bonds
2.875%, due 2/1/26	250,000	240,718
Ohio Higher Educational Facility Commission, University Circle, Inc. Project, Revenue Bonds, Senior Lien
5.00%, due 1/15/34	150,000	160,256
State of Ohio, University Hospitals Health System, Inc., Revenue Bonds
Series E
5.00%, due 1/15/35	250,000	271,265
		784,896
Pennsylvania 4.2%
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
5.00%, due 7/1/34	300,000	319,953
5.00%, due 7/1/35	300,000	318,802
Chichester School District, Limited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 9/15/31	700,000	737,502
City of Philadelphia PA, Airport, Revenue Bonds
Series A
4.00%, due 7/1/35	500,000	507,671
Dauphin County General Authority, Harrisburg University of Science & Technology, Revenue Bonds
4.25%, due 10/15/26 (a)	100,000	100,191
Forest Hills School District, Limited General Obligation
Insured: BAM State Aid Withholding
5.00%, due 8/15/22	250,000	252,542
Indiana County Industrial Development Authority, Foundation for Indiana University of Pennsylvania (The), Revenue Bonds
Insured: BAM
5.00%, due 5/1/29	250,000	273,025
	Principal Amount	Value

Pennsylvania (continued)
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Revenue Bonds
4.00%, due 7/1/37	$ 100,000	$ 94,648
North Pocono School District, Regional Wastewater, Limited General Obligation
Series A, Insured: AGM State Aid Withholding
4.00%, due 9/15/32	500,000	521,803
Pennsylvania Turnpike Commission, Revenue Bonds
Series B
4.00%, due 12/1/38	250,000	251,467
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School Project, Revenue Bonds
5.00%, due 6/15/30 (a)	435,000	447,199
Warrior Run School District, Limited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 9/1/36	255,000	260,129
		4,084,932
Puerto Rico 1.9%
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/24	10,711	9,745
Series A-1
(zero coupon), due 7/1/33	26,797	15,330
Series A-1
4.00%, due 7/1/33	20,823	19,361
Series A-1
4.00%, due 7/1/35	18,717	17,354
Series A-1
4.00%, due 7/1/37	216,064	194,772
Series A-1
4.00%, due 7/1/41	21,841	19,692
Series A-1
4.00%, due 7/1/46	22,715	19,984
Series A-1
5.25%, due 7/1/23	23,256	23,544
Series A-1
5.375%, due 7/1/25	123,191	127,368
Series A-1
5.625%, due 7/1/27	242,981	257,748
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation (continued)
Series A-1
5.625%, due 7/1/29	$ 22,608	$ 24,364
Series A-1
5.75%, due 7/1/31	21,959	24,034
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	103,450	53,923
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/37 (a)(c)	500,000	531,104
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-2
4.329%, due 7/1/40	50,000	49,557
Series A-1
4.50%, due 7/1/34	500,000	512,769
		1,900,649
Rhode Island 1.2%
Providence Public Building Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 9/15/36	565,000	616,938
Rhode Island Housing and Mortgage Finance Corp., Revenue Bonds
Series 77A
5.00%, due 4/1/27 (c)	555,000	602,949
		1,219,887
South Carolina 0.3%
South Carolina Public Service Authority, Revenue Bonds
Series A
4.00%, due 12/1/37	250,000	253,427
Texas 5.0%
Arlington Higher Education Finance Corp., Wayside Schools, Revenue Bonds
Series A
5.00%, due 8/15/23	50,000	50,723
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/28	365,000	408,236
	Principal Amount	Value

Texas (continued)
City of San Antonio TX, Electric & Gas Systems, Revenue Bonds
4.00%, due 2/1/34	$ 250,000	$ 258,525
Clifton Higher Education Finance Corp., IDEA Public Schools, Revenue Bonds
Series T, Insured: PSF-GTD
4.00%, due 8/15/34	150,000	159,996
Series T, Insured: PSF-GTD
4.00%, due 8/15/38	200,000	211,301
Dallas Fort Worth International Airport, Revenue Bonds
Series B
4.00%, due 11/1/45	250,000	249,137
Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, Revenue Bonds
Series A
3.00%, due 10/1/40	250,000	217,267
Harris County Municipal Utility District No. 319, Unlimited General Obligation
Insured: AGM
5.50%, due 9/1/26 (c)	380,000	419,080
Lewisville Independent School District, Unlimited General Obligation
Insured: PSF-GTD
4.00%, due 8/15/36	250,000	265,438
Mesquite Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
4.00%, due 8/15/39	290,000	306,693
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue Bonds (a)
4.00%, due 8/15/22	165,000	165,203
4.00%, due 8/15/24	240,000	240,248
North Texas Tollway Authority, North Texas Tollway System, Revenue Bonds, Second Tier
Series B
5.00%, due 1/1/25	235,000	249,124
Texas Department of Housing & Community Affairs, Revenue Bonds
Series A, Insured: GNMA
3.50%, due 7/1/52	650,000	650,871
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/22	250,000	253,790
5.00%, due 12/15/23	250,000	257,305
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC I-635 Managed Lanes Project, Revenue Bonds, Senior Lien
4.00%, due 6/30/32	$ 500,000	$ 512,895
		4,875,832
U.S. Virgin Islands 1.0%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/26	860,000	890,737
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C, Insured: AGM-CR
5.00%, due 10/1/30	100,000	100,808
		991,545
Utah 3.8%
Intermountain Power Agency, Revenue Bonds (c)
Series A
5.00%, due 7/1/29	500,000	569,694
Series A
5.00%, due 7/1/30	375,000	432,168
UIPA Crossroads Public Infrastructure District, Tax Allocation
4.125%, due 6/1/41 (a)	500,000	424,114
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/30	100,000	105,050
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/40	250,000	251,977
Utah Charter School Finance Authority, Summit Academy, Inc. Project, Revenue Bonds
Insured: UT CSCE
5.00%, due 4/15/25	135,000	142,817
Insured: UT CSCE
5.00%, due 4/15/28	200,000	219,773
	Principal Amount	Value

Utah (continued)
Utah Charter School Finance Authority, Summit Academy, Inc. Project, Revenue Bonds (continued)
Insured: UT CSCE
5.00%, due 4/15/29	$ 185,000	$ 205,392
Utah Infrastructure Agency, Syracuse City Project, Revenue Bonds
4.00%, due 10/15/38	260,000	272,626
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/27	250,000	262,466
Series A
5.00%, due 10/15/28	460,000	480,234
Utah Transit Authority, Revenue Bonds
Series C, Insured: AGM
5.25%, due 6/15/27	300,000	337,027
		3,703,338
Washington 1.8%
Lewis County School District No. 226 Adna, Unlimited General Obligation
Insured: School Bond Guaranty
4.00%, due 12/1/28	390,000	409,248
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B
4.00%, due 7/1/37	1,070,000	1,016,039
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds
Series B-2
2.125%, due 7/1/27 (a)	250,000	228,220
Washington State Housing Finance Commission, Transforming Age Projects, Revenue Bonds
2.375%, due 1/1/26 (a)	100,000	94,972
		1,748,479
Wisconsin 1.2%
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
4.00%, due 4/1/32 (a)	215,000	212,292
Public Finance Authority, College Achieve Paterson Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/42 (a)	260,000	228,145
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Village of Mount Pleasant, Revenue Bonds
Series A, Insured: BAM
3.00%, due 3/1/27	$ 250,000	$ 251,161
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc., Revenue Bonds
Insured: AGM
5.00%, due 2/15/32	400,000	451,936
		1,143,534
Wyoming 0.2%
University of Wyoming, Revenue Bonds
Series C, Insured: AGM
4.00%, due 6/1/42	250,000	251,472
Total Long-Term Municipal Bonds (Cost $90,861,493)		85,762,901
Short-Term Municipal Notes 1.9%
Alabama 0.7%
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
0.79%, due 10/1/52 (e)	700,000	683,027
California 0.5%
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series E
0.58%, due 7/1/37 (e)	500,000	498,708
	Principal Amount	Value

Washington 0.7%
County of King WA, Sewer, Revenue Bonds, Junior Lien
Series A
0.67%, due 1/1/40 (e)	$ 655,000	$ 653,705
Total Short-Term Municipal Notes (Cost $1,855,000)		1,835,440
Total Investments (Cost $92,716,493)	89.4%	87,598,341
Other Assets, Less Liabilities	10.6	10,403,860
Net Assets	100.0%	$ 98,002,201

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Delayed delivery security.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(e)
Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated
maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 5 Year Notes	(60)	June 2022	$ (7,046,088)	$ (6,760,312)	$ 285,776
U.S. Treasury 10 Year Notes	(35)	June 2022	(4,419,217)	(4,170,469)	248,748
Net Unrealized Appreciation					$ 534,524

1.	As of April 30, 2022, cash in the amount of $131,500 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay Strategic Municipal Allocation Fund

CHF—Collegiate Housing Foundation
CR—Custodial Receipts
GNMA—Government National Mortgage Association
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
Q-SBLF—Qualified School Board Loan Fund
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 85,762,901	$ —	$ 85,762,901
Short-Term Municipal Notes	—	1,835,440	—	1,835,440
Total Municipal Bonds	—	87,598,341	—	87,598,341
Other Financial Instruments
Futures Contracts (b)	534,524	—	—	534,524
Total Investments in Securities and Other Financial Instruments	$ 534,524	$ 87,598,341	$ —	$ 88,132,865

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Assets and Liabilities as of April 30, 2022

Assets
Investment in securities, at value (identified cost $92,716,493)	$87,598,341
Cash	15,418,258
Cash collateral on deposit at broker for futures contracts	131,500
Receivables:
Interest	907,709
Fund shares sold	536,352
Investment securities sold	256,850
Variation margin on futures contracts	17,421
Other assets	32,285
Total assets	104,898,716
Liabilities
Payables:
Investment securities purchased	6,818,625
Fund shares redeemed	25,358
Custodian	18,985
Shareholder communication	11,362
Manager (See Note 3)	10,794
Transfer agent (See Note 3)	3,336
Professional fees	1,086
NYLIFE Distributors (See Note 3)	807
Trustees	24
Accrued expenses	6,138
Total liabilities	6,896,515
Net assets	$98,002,201
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,332
Additional paid-in-capital	103,172,856
103,183,188
Total distributable earnings (loss)	(5,180,987)
Net assets	$98,002,201
Class A
Net assets applicable to outstanding shares	$5,246,122
Shares of beneficial interest outstanding	552,058
Net asset value per share outstanding	$9.50
Maximum sales charge (4.50% of offering price)	0.45
Maximum offering price per share outstanding	$9.95
Investor Class
Net assets applicable to outstanding shares	$46,307
Shares of beneficial interest outstanding	4,882
Net asset value per share outstanding	$9.49
Maximum sales charge (4.00% of offering price)	0.40
Maximum offering price per share outstanding	$9.89
Class C
Net assets applicable to outstanding shares	$558,438
Shares of beneficial interest outstanding	58,876
Net asset value and offering price per share outstanding	$9.48
Class I
Net assets applicable to outstanding shares	$92,125,861
Shares of beneficial interest outstanding	9,713,335
Net asset value and offering price per share outstanding	$9.48
Class R6
Net assets applicable to outstanding shares	$25,473
Shares of beneficial interest outstanding	2,686
Net asset value and offering price per share outstanding	$9.48
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay Strategic Municipal Allocation Fund

Statement of Operations for the year ended April 30, 2022

Investment Income (Loss)
Income
Interest	$1,406,005
Expenses
Manager (See Note 3)	280,731
Registration	78,589
Professional fees	63,907
Custodian	40,990
Transfer agent (See Note 3)	17,375
Shareholder communication	11,373
Distribution/Service—Class A (See Note 3)	3,279
Distribution/Service—Investor Class (See Note 3)	137
Distribution/Service—Class C (See Note 3)	1,357
Trustees	1,476
Miscellaneous	10,961
Total expenses before waiver/reimbursement	510,175
Expense waiver/reimbursement from Manager (See Note 3)	(143,325)
Net expenses	366,850
Net investment income (loss)	1,039,155
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(45,104)
Futures transactions	462,904
Net realized gain (loss)	417,800
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(7,521,136)
Futures contracts	458,665
Net change in unrealized appreciation (depreciation)	(7,062,471)
Net realized and unrealized gain (loss)	(6,644,671)
Net increase (decrease) in net assets resulting from operations	$(5,605,516)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statements of Changes in Net Assets
for the years ended April 30, 2022 and April 30, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,039,155	$985,090
Net realized gain (loss)	417,800	473,721
Net change in unrealized appreciation (depreciation)	(7,062,471)	3,946,470
Net increase (decrease) in net assets resulting from operations	(5,605,516)	5,405,281
Distributions to shareholders:
Class A	(32,170)	(5,923)
Investor Class	(1,324)	(499)
Class C	(5,882)	(1,494)
Class I	(1,888,346)	(1,204,650)
Class R6	(768)	(557)
Total distributions to shareholders	(1,928,490)	(1,213,123)
Capital share transactions:
Net proceeds from sales of shares	58,605,291	8,948,573
Net asset value of shares issued to shareholders in reinvestment of distributions	1,927,984	1,212,572
Cost of shares redeemed	(16,807,791)	(3,874,286)
Increase (decrease) in net assets derived from capital share transactions	43,725,484	6,286,859
Net increase (decrease) in net assets	36,191,478	10,479,017
Net Assets
Beginning of year	61,810,723	51,331,706
End of year	$98,002,201	$61,810,723
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay Strategic Municipal Allocation Fund

Financial Highlights selected per share data and ratios

	Year Ended April 30,		June 28, 2019^ through April 30,
Class A	2022	2021	2020
Net asset value at beginning of period	$10.43	$9.65	$10.00
Net investment income (loss)	0.12(a)	0.15(a)	0.14
Net realized and unrealized gain (loss)	(0.78)	0.82	(0.29)
Total from investment operations	(0.66)	0.97	(0.15)
Less distributions:
From net investment income	(0.17)	(0.19)	(0.14)
From net realized gain on investments	(0.10)	—	(0.06)
Total distributions	(0.27)	(0.19)	(0.20)
Net asset value at end of period	$9.50	$10.43	$9.65
Total investment return (b)	(6.54)%	10.02%	(1.44)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	1.47%	1.39%††
Net expenses	0.77%	0.72%	0.77%††
Expenses (before waiver/reimbursement)	0.97%	0.98%	1.12%††
Portfolio turnover rate (c)	32%	66%	108%
Net assets at end of period (in 000’s)	$5,246	$454	$136

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended April 30,		June 28, 2019^ through April 30,
Investor Class	2022	2021	2020
Net asset value at beginning of period	$10.41	$9.65	$10.00
Net investment income (loss)	0.11(a)	0.13(a)	0.14
Net realized and unrealized gain (loss)	(0.79)	0.80	(0.29)
Total from investment operations	(0.68)	0.93	(0.15)
Less distributions:
From net investment income	(0.14)	(0.17)	(0.14)
From net realized gain on investments	(0.10)	—	(0.06)
Total distributions	(0.24)	(0.17)	(0.20)
Net asset value at end of period	$9.49	$10.41	$9.65
Total investment return (b)	(6.69)%	9.65%	(1.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%	1.23%	1.30%††
Net expenses	0.97%	0.98%	0.79%††
Expenses (before waiver/reimbursement)	1.17%	1.24%	1.14%††
Portfolio turnover rate (c)	32%	66%	108%
Net assets at end of period (in 000's)	$46	$33	$34

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Year Ended April 30,		June 28, 2019^ through April 30,
Class C	2022	2021	2020
Net asset value at beginning of period	$10.42	$9.65	$10.00
Net investment income (loss)	0.08(a)	0.10(a)	0.12
Net realized and unrealized gain (loss)	(0.80)	0.81	(0.29)
Total from investment operations	(0.72)	0.91	(0.17)
Less distributions:
From net investment income	(0.12)	(0.14)	(0.12)
From net realized gain on investments	(0.10)	—	(0.06)
Total distributions	(0.22)	(0.14)	(0.18)
Net asset value at end of period	$9.48	$10.42	$9.65
Total investment return (b)	(7.12)%	9.49%	(1.76)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%	0.97%	1.11%††
Net expenses	1.22%	1.23%	1.03%††
Expenses (before waiver/reimbursement)	1.42%	1.49%	1.38%††
Portfolio turnover rate (c)	32%	66%	108%
Net assets at end of period (in 000’s)	$558	$113	$79

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended April 30,		June 28, 2019^ through April 30,
Class I	2022	2021	2020
Net asset value at beginning of period	$10.42	$9.65	$10.00
Net investment income (loss)	0.15(a)	0.18(a)	0.16
Net realized and unrealized gain (loss)	(0.80)	0.81	(0.29)
Total from investment operations	(0.65)	0.99	(0.13)
Less distributions:
From net investment income	(0.19)	(0.22)	(0.16)
From net realized gain on investments	(0.10)	—	(0.06)
Total distributions	(0.29)	(0.22)	(0.22)
Net asset value at end of period	$9.48	$10.42	$9.65
Total investment return (b)	(6.43)%	10.28%	(1.35)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%	1.72%	1.57%††
Net expenses	0.51%	0.50%	0.53%††
Expenses (before waiver/reimbursement)	0.71%	0.76%	0.88%††
Portfolio turnover rate (c)	32%	66%	108%
Net assets at end of period (in 000’s)	$92,126	$61,183	$51,059

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay Strategic Municipal Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,		June 28, 2019^ through April 30,
Class R6	2022	2021	2020
Net asset value at beginning of period	$10.42	$9.65	$10.00
Net investment income (loss)	0.16(a)	0.18(a)	0.17
Net realized and unrealized gain (loss)	(0.80)	0.81	(0.29)
Total from investment operations	(0.64)	0.99	(0.12)
Less distributions:
From net investment income	(0.20)	(0.22)	(0.17)
From net realized gain on investments	(0.10)	—	(0.06)
Total distributions	(0.30)	(0.22)	(0.23)
Net asset value at end of period	$9.48	$10.42	$9.65
Total investment return (b)	(6.41)%	10.28%	(1.32)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	1.72%	1.60%††
Net expenses	0.50%	0.50%	0.50%††
Expenses (before waiver/reimbursement)	0.70%	0.77%	0.86%††
Portfolio turnover rate (c)	32%	66%	108%
Net assets at end of period (in 000’s)	$25	$27	$25

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Strategic Municipal Allocation Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 28, 2019
Investor Class	June 28, 2019
Class C	June 28, 2019
Class I	June 28, 2019
Class R6	June 28, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class share are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circum-stances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

30	MainStay MacKay Strategic Municipal Allocation Fund

"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt
31

Notes to Financial Statements (continued)
securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid

32	MainStay MacKay Strategic Municipal Allocation Fund

market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately 18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April
33

Notes to Financial Statements (continued)
30, 2022, none of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$534,524	$534,524
Total Fair Value	$534,524	$534,524

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$462,904	$462,904
Total Net Realized Gain (Loss)	$462,904	$462,904

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$458,665	$458,665
Total Net Change in Unrealized Appreciation (Depreciation)	$458,665	$458,665

Average Notional Amount	Total
Futures Contracts Short	$(11,766,458)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended April 30, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.77% and Class R6, 0.50%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class, Class C and Class I shares. This agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $280,731 and waived fees and/or reimbursed expenses in the amount of $143,325 and paid the Subadvisor fees of $68,703.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York

34	MainStay MacKay Strategic Municipal Allocation Fund

Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended April 30, 2022, were $1,517 and $136, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the year ended April 30, 2022, of $99.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life
Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$353	$—
Investor Class	126	—
Class C	633	—
Class I	16,263	—
Class R6	—	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$25,301	0.5%
Investor Class	25,153	54.3
Class C	24,955	4.5
Class I	50,727,196	55.1
Class R6	25,423	99.8
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$93,238,227	$153,655	$(5,793,542)	$(5,639,887)
35

Notes to Financial Statements (continued)
As of April 30, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$93,082	$365,818	$(5,639,887)	$(5,180,987)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts and premium amortization.
During the years ended April 30, 2022 and April 30, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$17,770	$21,824
Long-Term Capital Gains	594,960	—
Exempt Interest Dividends	1,315,760	1,191,299
Total	$1,928,490	$1,213,123
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended April 30,
2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $59,145 and $21,178, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended April 30, 2022 and April 30, 2021, were as follows:

Class A	Shares	Amount
Year ended April 30, 2022:
Shares sold	627,789	$6,160,870
Shares issued to shareholders in reinvestment of distributions	3,108	31,706
Shares redeemed	(123,551)	(1,239,097)
Net increase (decrease) in shares outstanding before conversion	507,346	4,953,479
Shares converted into Class A (See Note 1)	1,148	11,409
Net increase (decrease)	508,494	$4,964,888
Year ended April 30, 2021:
Shares sold	229,055	$2,329,156
Shares issued to shareholders in reinvestment of distributions	564	5,791
Shares redeemed	(201,121)	(2,050,458)
Net increase (decrease) in shares outstanding before conversion	28,498	284,489
Shares converted into Class A (See Note 1)	1,000	10,324
Net increase (decrease)	29,498	$294,813

36	MainStay MacKay Strategic Municipal Allocation Fund

Investor Class	Shares	Amount
Year ended April 30, 2022:
Shares sold	7,351	$75,661
Shares issued to shareholders in reinvestment of distributions	128	1,306
Shares redeemed	(5,527)	(54,397)
Net increase (decrease) in shares outstanding before conversion	1,952	22,570
Shares converted from Investor Class (See Note 1)	(269)	(2,812)
Net increase (decrease)	1,683	$19,758
Year ended April 30, 2021:
Shares sold	1,965	$19,817
Shares issued to shareholders in reinvestment of distributions	49	498
Shares redeemed	(2,288)	(22,791)
Net increase (decrease)	(274)	$(2,476)

Class C	Shares	Amount
Year ended April 30, 2022:
Shares sold	67,637	$681,825
Shares issued to shareholders in reinvestment of distributions	577	5,875
Shares redeemed	(19,293)	(192,733)
Net increase (decrease) in shares outstanding before conversion	48,921	494,967
Shares converted from Class C (See Note 1)	(882)	(8,597)
Net increase (decrease)	48,039	$486,370
Year ended April 30, 2021:
Shares sold	4,501	$45,616
Shares issued to shareholders in reinvestment of distributions	146	1,494
Shares redeemed	(966)	(10,000)
Net increase (decrease) in shares outstanding before conversion	3,681	37,110
Shares converted from Class C (See Note 1)	(1,001)	(10,324)
Net increase (decrease)	2,680	$26,786

Class I	Shares	Amount
Year ended April 30, 2022:
Shares sold	5,207,450	$51,686,935
Shares issued to shareholders in reinvestment of distributions	184,680	1,888,329
Shares redeemed	(1,552,936)	(15,321,564)
Net increase (decrease)	3,839,194	$38,253,700
Year ended April 30, 2021:
Shares sold	641,141	$6,553,984
Shares issued to shareholders in reinvestment of distributions	117,710	1,204,232
Shares redeemed	(175,424)	(1,791,037)
Net increase (decrease)	583,427	$5,967,179

Class R6	Shares	Amount
Year ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	75	$768
Net increase (decrease)	75	$768
Year ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	55	$557
Net increase (decrease)	55	$557
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:
The Board considered and approved changing the Fund’s name and modifying the Fund’s principal investment strategies and investment process effective November 30, 2021. The new name will be MainStay MacKay Strategic Municipal Allocation Fund. For more information in regards to these changes, please see the supplement to the Fund's prospectus dated September 30, 2021.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Strategic Municipal Allocation Fund (formerly, MainStay MacKay Intermediate Tax Free Bond Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and the period June 28, 2019 (commencement of operations) through April 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period June 28, 2019 through April 30, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 27, 2022

38	MainStay MacKay Strategic Municipal Allocation Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Strategic Municipal Allocation Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s

40	MainStay MacKay Strategic Municipal Allocation Fund

investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

42	MainStay MacKay Strategic Municipal Allocation Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
43

Federal Income Tax
Information (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 98.7% of the ordinary income dividends paid during its fiscal year ended April 30, 2022 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

44	MainStay MacKay Strategic Municipal Allocation Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Funds. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78
MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since
April 2021

*
This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
Interested Trustee
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78
MainStay VP Funds Trust: Trustee since
2016, Advisory Board Member (June
2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2016,
Advisory Board Member (June 2015 to
December 2015);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; VanEck Vectors Group of
Exchange-Traded Funds: Independent
Chairman of the Board of Trustees since
2008 and Trustee since 2006 (56
portfolios); and Berea College of
Kentucky: Trustee since 2009, Chair of
the Investment Committee since 2018

Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78
MainStay VP Funds Trust: Chairman since
January 2017 and Trustee since 2007
(31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Chairman since 2017
and Trustee since 2011;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; and Legg Mason Partners Funds:
Trustee since 1991 (45 portfolios)

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78
MainStay VP Funds Trust: Trustee since
2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

Richard H. Nolan, Jr. 1946****	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78
MainStay VP Funds Trust: Trustee since
2006 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

Independent Trustees

46	MainStay MacKay Strategic Municipal Allocation Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78
MainStay VP Funds Trust: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021) (31
Portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
Two Harbors Investment Corp.: Member
since 2018, Chair of the Special
Committee since 2019;
Rhode Island School of Design: Director
and Chair of the Finance Committee
since 2015; and
Blue Cross Blue Shield of Rhode Island:
Director since 2019

Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78
MainStay VP Funds Trust: Trustee since
2016, Advisory Board Member (June
2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2016,
Advisory Board Member (June 2015 to
December 2015);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; Partners in Health: Trustee since
2019; Allstate Corporation: Director since
2015; and MSCI, Inc.: Director since
2017

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78
MainStay VP Funds Trust: Trustee since
2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal
Opportunities Fund: Trustee since 2011;
and MainStay CBRE Global Infrastructure
Megatrends Fund; Trustee since June
2021

**
Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***
Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****
Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
47

Board of Trustees and Officers (Unaudited) (continued)

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017
Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment
Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of
Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC;
Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017;
Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ
Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal
Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global
Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development
(2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment
Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009
Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal
Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since
2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends
Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC
(2008 to 2012)

J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010
Managing Director and Associate General Counsel, New York Life Investment Management LLC since
2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities
Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure
Megatrends Fund since 2021

Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009
Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since
2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund
since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure
Megatrends Fund since 2021

Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020
Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New
York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief
Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and
Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust
(since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and
Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice
President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm
Municipal Opportunities Fund (since June 2021 and 2014 to 2020) and MainStay CBRE Global
Infrastructure Megatrends Fund (since 2021); Assistant Secretary, MainStay Funds, MainStay Funds
Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal
Opportunities Fund (2011 to 2014)

*
The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**
Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*

48	MainStay MacKay Strategic Municipal Allocation Fund

This page intentionally left blank.

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1859291MS086-22
MSMSMA11-06/22
(NYLIM) NL466

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees billed for the fiscal year ended April 30, 2022 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $370,400.

The aggregate fees billed for the fiscal year ended April 30, 2021 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $296,581.

(b)   Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were (i) $0 for the fiscal year ended April 30, 2022; and (ii) $0 for the fiscal year ended April 30, 2021.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $0 during the fiscal year ended April 30, 2022; and (ii) $0 during the fiscal year ended April 30, 2021. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)     All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were (i) $0 during the fiscal year ended April 30, 2022; and (ii) $0 during the fiscal year ended April 30, 2021.

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended April 30, 2022 and April 30, 2021 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately (i) $32,255 for the fiscal year ended April 30, 2022; and (ii) $72,995 for the fiscal year ended April 30, 2021.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended April 30, 2022 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 6, 2022

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 6, 2022